UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4978

                             Columbia Funds Trust XI
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                   --------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3698

                  Date of fiscal year end: Septermber 30, 2005

                  Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                            COLUMBIA GROWTH

                                                              STOCK FUND
                                                             ANNUAL REPORT
                                                          SEPTEMBER 30, 2005

PRESIDENT'S MESSAGE

                                                      COLUMBIA GROWTH STOCK FUND

sidebar

TABLE OF CONTENTS

PERFORMANCE INFORMATION ...............  1

FUND PROFILE ..........................  2

UNDERSTANDING YOUR EXPENSES ...........  3

ECONOMIC UPDATE .......................  4

PORTFOLIO MANAGERS' REPORT ............  5

INVESTMENT PORTFOLIO ..................  7

STATEMENT OF ASSETS AND LIABILITIES ... 10

STATEMENT OF OPERATIONS ............... 11

STATEMENT OF CHANGES IN NET ASSETS .... 12

NOTES TO FINANCIAL STATEMENTS ......... 13

FINANCIAL HIGHLIGHTS .................. 19

REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM ............. 23

TRUSTEES .............................. 24

OFFICERS .............................. 26

COLUMBIA FUNDS ........................ 27

IMPORTANT INFORMATION
ABOUT THIS REPORT ..................... 29

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.


Graphic:
-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

end sidebar

Photo of: Christopher L. Wilson

DEAR SHAREHOLDER:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have integrated various components of Nations Funds, Galaxy Funds and Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.

In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as Columbia Funds, as well as consolidating the Nations and Columbia web sites. Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.

All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan. We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response) will be beneficial to you.
In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds
Head of Mutual Funds, Columbia Management

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the Legal and Compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.

PERFORMANCE INFORMATION
                                                      COLUMBIA GROWTH STOCK FUND

GROWTH OF A $10,000 INVESTMENT 10/01/95 - 09/30/05
LINE CHART:
                CLASS A SHARES        CLASS A SHARES           RUSSELL 1000
          WITHOUT SALES CHARGE     WITH SALES CHARGE           GROWTH INDEX
OCT-95                   10000                  9425                  10000
                          9943                  9371                  10007
                         10421                  9822                  10396
                         10532                  9926                  10456
                         10755                 10137                  10805
                         10898                 10271                  11002
                         11029                 10395                  11017
                         11159                 10517                  11307
                         11639                 10970                  11701
                         11764                 11088                  11717
                         11046                 10411                  11031
                         11323                 10672                  11315
                         12105                 11409                  12139
                         12357                 11647                  12212
                         13038                 12288                  13129
                         12738                 12006                  12872
                         13853                 13056                  13774
                         13574                 12794                  13680
                         12707                 11976                  12940
                         13707                 12919                  13800
                         14592                 13753                  14796
                         15264                 14386                  15388
                         16442                 15497                  16748
                         15347                 14464                  15768
                         16114                 15188                  16544
                         15763                 14857                  15932
                         16129                 15201                  16609
                         16769                 15805                  16795
                         16710                 15749                  17297
                         17910                 16880                  18598
                         18693                 17618                  19340
                         18945                 17856                  19607
                         18737                 17659                  19050
                         19865                 18722                  20216
                         19593                 18466                  20083
                         16205                 15273                  17068
                         16871                 15901                  18379
                         18194                 17148                  19857
                         19540                 18417                  21368
                         21052                 19842                  23295
                         22831                 21519                  24663
                         22185                 20910                  23536
                         23590                 22233                  24776
                         23196                 21862                  24808
                         22574                 21276                  24046
                         24247                 22853                  25730
                         23473                 22124                  24911
                         23173                 21840                  25318
                         22943                 21624                  24786
                         24359                 22958                  26657
                         25472                 24008                  28097
                         28761                 27107                  31019
                         28812                 27156                  29564
                         31674                 29852                  31010
                         33298                 31384                  33230
                         31643                 29824                  31648
                         29207                 27527                  30053
                         31809                 29980                  32331
                         30734                 28967                  30983
                         33709                 31771                  33787
                         30982                 29201                  30591
                         28569                 26926                  29144
                         24658                 23240                  24848
                         25498                 24032                  24063
                         26345                 24830                  25725
                         23131                 21801                  21357
                         21408                 20177                  19034
                         23452                 22104                  21441
                         22821                 21509                  21126
                         21901                 20642                  20636
                         20833                 19635                  20120
                         19214                 18109                  18474
                         17510                 16503                  16631
                         18035                 16998                  17504
                         19505                 18383                  19186
                         19394                 18279                  19149
                         18814                 17732                  18810
                         17894                 16865                  18030
                         18703                 17627                  18654
                         17640                 16626                  17131
                         17307                 16312                  16717
                         15917                 15002                  15171
                         14531                 13695                  14336
                         14471                 13639                  14379
                         13039                 12289                  12888
                         13718                 12929                  14070
                         14515                 13680                  14834
                         13599                 12817                  13809
                         13362                 12594                  13473
                         12994                 12246                  13411
                         13274                 12511                  13661
                         14294                 13472                  14670
                         14973                 14112                  15402
                         15031                 14167                  15615
                         15533                 14640                  16004
                         15814                 14905                  16402
                         15297                 14417                  16227
                         16109                 15183                  17139
                         16464                 15517                  17319
                         16951                 15976                  17918
                         16995                 16018                  18283
                         16803                 15837                  18400
                         16390                 15447                  18058
                         16095                 15169                  17849
                         16523                 15573                  18181
                         16508                 15559                  18408
                         15564                 14669                  17368
                         15268                 14390                  17283
                         15239                 14363                  17447
                         15638                 14739                  17719
                         15993                 15074                  18329
                         16465                 15518                  19047
                         16022                 15101                  18413
                         16274                 15338                  18608
                         15802                 14893                  18269
                         15359                 14476                  17922
                         16009                 15088                  18790
                         15684                 14782                  18720
                         16526                 15576                  19636
                         16335                 15395                  19382
SEP-05                   16103                 15177                  19473

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Growth Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.


sidebar

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/95 - 09/30/05 ($)
   SALES CHARGE    WITHOUT      WITH
   CLASS A         16,103       15,177
   CLASS B         15,723       15,723
   CLASS C         15,739       15,739
   CLASS Z         16,454         N/A

end sidebar

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)
   SHARE CLASS                   A                         B                         C                       Z
   INCEPTION                 07/15/02                  07/15/02                  07/15/02                07/01/58
   SALES CHARGE           WITHOUT   WITH           WITHOUT  WITH              WITHOUT  WITH               WITHOUT
   1-YEAR                  5.72    -0.37             4.89   -0.11               4.89    3.89               6.35
   5-YEAR                -12.26   -13.29           -12.68  -12.97             -12.66  -12.66             -11.88
   10-YEAR                 4.88     4.26             4.63    4.63               4.64    4.64               5.11

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENTS OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

The performance information for class A, B, and C shares (newer class shares) includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception date of the newer class shares. The newer class shares returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees and transfer agent fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different. Class A, B, and C shares were initially offered July 15, 2002 and Class Z shares were initially offered July 1, 1958.

FUND PROFILE
                                                      COLUMBIA GROWTH STOCK FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.


SECTORS AS OF 09/30/05 (%)
   INFORMATION TECHNOLOGY      39.1
   HEALTH CARE                 18.7
   CONSUMER STAPLES            14.5
   CONSUMER DISCRETIONARY      12.4
   FINANCIALS                   7.9
   INDUSTRIALS                  4.8
   ENERGY                       2.5


TOP 10 HOLDINGS AS OF 09/30/05 (%)
   MICROSOFT                    4.9
   GENERAL ELECTRIC             4.8
   MEDTRONIC                    4.6
   JOHNSON & JOHNSON            4.4
   NOVARTIS                     4.3
   COSTCO WHOLESALE             4.2
   AMGEN                        3.9
   COLGATE-PALMOLIVE            3.5
   PROCTER & GAMBLE             3.4
   CISCO SYSTEMS                3.4


sidebar

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005, THE FUND'S CLASS A SHARES RETURNED 5.72% WITHOUT SALES CHARGE.

o THE FUND'S PERFORMANCE FELL SHORT OF THE RUSSELL 1000 GROWTH INDEX, AS WELL AS THE MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE.

o STOCK SELECTION IN THE TECHNOLOGY AND ENERGY SECTORS CONTRIBUTED TO THE FUND'S SHORTFALL. THE FUND ALSO HAD LESS EXPOSURE THAN THE INDEX TO THE TOP-PERFORMING ENERGY SECTOR.


               CLASS A SHARES                    RUSSELL 1000 GROWTH INDEX
                    5.72%                                 11.60%
                              artwork: 2 arrows up

                                    OBJECTIVE
                                 Seeks long-term
                                growth of capital

                                TOTAL NET ASSETS
                                 $515.2 million



MANAGEMENT STYLE
artwork: Equity Style: Growth
         Size: Large

end sidebar

Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments. Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

UNDERSTANDING YOUR EXPENSES
                                                      COLUMBIA GROWTH STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05
               ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID              FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)          EXPENSE RATIO (%)
              ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
 CLASS A     1,000.00     1,000.00        1,019.60     1,017.08          8.06         8.05                   1.59
 CLASS B     1,000.00     1,000.00        1,014.79     1,013.37         11.78        11.77                   2.33
 CLASS C     1,000.00     1,000.00        1,015.79     1,013.72         11.43        11.42                   2.26
 CLASS Z     1,000.00     1,000.00        1,021.91     1,020.40          4.72         4.71                   0.93

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by (365.)

Had the Investment Advisor/Transfer Agent not waived or reimbursed a portion of class A, B, C and Z shares' expenses, total return would have been reduced.

Had the distributor not waived a portion of class A shares' distribution fee, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.


sidebar

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611.

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE.

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6.

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD.

end sidebar

ECONOMIC UPDATE
                                                      COLUMBIA GROWTH STOCK FUND

The US economy moved ahead at a healthy pace during the 12-month period that began October 1, 2004 and ended September 30, 2005. Gross domestic product (GDP) expanded at an annualized rate of 3.8% as job growth helped sustain consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita, which disrupted the labor market near the end of the period. During the first 11 months of the period, the economy added an average of 185,000 new jobs each month. In September, 8,000 jobs were lost as a direct result of the Gulf Coast floods, and the unemployment rate rose from 4.9% to 5.1%. However, the number of jobs lost was lower than originally estimated - and considerably lower than expected.

Energy prices weighed on economic growth as the period wore on. The first signs of relief came in September as the price of crude oil retreated from a record high of $69.81 a barrel. Signs of slower growth cropped up in retail spending. And, consumer confidence readings dipped in July and fell sharply in September. The decline was the largest in 25 years, according to the University of Michigan's monthly survey.

Despite these setbacks, the latest data on the economy suggest that it has retained momentum. Manufacturing activity remained strong, and business activity in non-manufacturing industries continued to expand, although the pace slowed in September.

DESPITE VOLATILITY, STOCKS MOVED AHEAD

The S&P 500 Index--a broad measure of large company stock market performance--returned 12.25% for this reporting period. The double-digit gain masked considerable volatility. Early in the period, stocks rallied after the presidential election then again in response to positive economic news midway through the period and in the aftermath of the two hurricanes. These rallies, however, alternated with declines linked to higher energy prices, rising interest rates and weakening consumer confidence. Small- and mid-cap stocks outperformed large-cap stocks. Value stocks led growth stocks except among small caps, where growth gained a small advantage over value.

BONDS DELIVERED MODEST GAINS

The US bond market delivered positive but modest returns despite steadily rising short-term interest rates and higher long-term rates in the final months of the period. Interest rates and bond prices move in opposite directions. The Lehman Brothers Aggregate Bond Index, a broad measure of the performance of investment-grade bonds returned 2.80% for the 12-month period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at just over 4.3%--slightly higher than where it started the period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 6.69%.

SHORT-TERM INTEREST RATES MOVED HIGHER

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.75% to 3.75% during the period. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, Fed Chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006.


sidebar

SUMMARY

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

o DESPITE BOUTS OF VOLATILITY, THE BROAD STOCK MARKET GENERATED A DOUBLE-DIGIT RETURN FOR THE PERIOD. THE S&P 500 INDEX RETURNED 12.25%. AS THE ECONOMY EXPANDED, SMALL-CAP STOCKS OUTPERFORMED LARGE-CAP STOCKS, AS MEASURED BY THE RUSSELL 2000 INDEX.

                 S&P 500 INDEX                   RUSSELL 2000 INDEX
                    12.25%                             17.95%

                              artwork: 2 arrows up


o INVESTMENT-GRADE BONDS CHALKED UP MODEST GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX.

                 LEHMAN INDEX                    MERRILL LYNCH INDEX
                     2.80%                              6.69%

                              artwork: 2 arrows up


The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

end sidebar

PORTFOLIO MANAGERS' REPORT
                                                      COLUMBIA GROWTH STOCK FUND


For the 12-month period ended September 30, 2005, Columbia Growth Stock Fund class A shares returned 5.72% without sales charge. Performance came out behind the Russell 1000 Growth Index, which returned 11.60%, as well as the Morningstar Large Growth Category average, which was 13.39%.1 Stock selection in the technology sector and a below-average exposure to soaring energy returns hurt relative performance. A bias toward out-of-favor mega-cap stocks also dampened gains. Despite these disappointments, the fund remained concentrated on high quality companies that we believe have the potential to deliver superior stock performance over the long term.

DISAPPOINTING TECHNOLOGY STOCK SELECTION

A concentration in technology stocks hurt the fund's performance. Technology is a sector that traditionally has generated a continuous stream of new products that have the potential to drive companies to above average long-term growth. However, that trend was not apparent during the past year. Within technology, the fund had a large stake in semiconductor ("chip") and semiconductor capital equipment companies. We expected the industry to benefit from growing demand, the development of more powerful chips and the need for upgraded manufacturing equipment. However, some of these stocks declined amid weaker-than-anticipated demand from end markets. Detractors included equipment company Novellus Systems and manufacturer Altera. Microsoft also came under pressure as investors favored smaller, more nimble companies.

Yet, some technology stocks produced strong gains, including Marvell Technology Group and ASML Holding. Marvell Technology Group benefited from expanded demand from new applications, such as iPods and the latest high-speed data networks, for which it manufacturers chips. ASML Holding is the leading manufacturer of lithography machines used in making semiconductors. It rallied as chip manufacturers upgraded obsolete equipment and looked ahead to the next generation of machines.

MISSED OPPORTUNITIES IN ENERGY AND CONSUMER SECTORS

Energy stocks soared as commodity prices rose and hurricanes in the Gulf of Mexico threatened refining capacity. However, the fund had less exposure to energy than the index and no exposure to smaller exploration and production companies, which led the sector's performance. The fund's only energy holding was Schlumberger, a leading provider of global oilfield services, which benefited from improved end demand and robust pricing for its services. Schlumberger made a solid contribution to the fund's return.

The fund had more exposure to the consumer staples sector, which was a weak performer for the period. The biggest disappointment was Wal-Mart Stores, which was hurt by rising energy prices that cut into consumer buying. Within the consumer discretionary sector, the fund's industry allocations worked against it. We emphasized media stocks, which suffered from growing competition and stalled advertising revenues. Sizable stakes in both Viacom and Comcast detracted from returns. In addition, stock selection was weak


1 (C)2005, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

     Morningstar Categories compare the performance of funds with similar investment objectives and strategies.


sidebar

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

NET ASSET VALUE PER SHARE
AS OF 09/30/05 ($)
   CLASS A                     10.91
   CLASS B                     10.30
   CLASS C                     10.30
   CLASS Z                      8.88

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/05 (%)
   NOVELLUS SYSTEMS             2.1
   ALTERA                       3.2
   MICROSOFT                    4.9
   MARVELL TECHNOLOGY GROUP     2.3
   ASML HOLDING                 3.2
   SCHLUMBERGER                 2.5
   WAL-MART STORES              3.4
   VIACOM                       2.8
   COMCAST                      3.0
   HOME DEPOT                   1.8
   AMGEN                        3.9
   CARDINAL HEALTH              1.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

end sidebar

                                                      COLUMBIA GROWTH STOCK FUND

among retailers. Home Depot, in particular, suffered from concerns over a potential housing slowdown.

POSITIVE CONTRIBUTION FROM HEALTH CARE

In health care, we identified several stocks that delivered solid gains. For example, we targeted Amgen, a biotechnology company that benefited from its new product line-up as well as a favorable resolution to reimbursement issues surrounding its blood products. Our investment in Cardinal Health was rewarded as the drug distribution company rebounded after addressing accounting irregularities that had surfaced in 2004. On the downside, concerns over patent expirations and a weak new product pipeline pressured Pfizer, which we sold.

FAVORABLE OUTLOOK FOR LARGE-CAP GROWTH STOCKS

We remain optimistic about the prospects for large-cap growth stocks. After years of trailing both smaller and value-oriented peers, large-cap growth stocks appear inexpensive by historical standards. They also seem poised to benefit if earnings growth becomes harder to find, which is often the case in the latter stages of an economic cycle. Going forward, we plan to maintain a large-cap growth focus and a concentrated structure, targeting stocks that we believe offer the best potential for long-term growth and capital appreciation. As we re-evaluate stocks that have lagged recently, we may broaden the fund's diversification across industries and sectors.



                    Paul J. Berlinguet has co-managed Columbia Growth Stock Fund since September 2005 and has been with the advisor or its predecessors since 2003.

                    /s/ Paul J. Berlinguet

                    John T. Wilson has co-managed the fund since September 2005 and has been with the advisor since July 2005.

                    /s/ John T. Wilson


Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.



sidebar

Going forward, we plan to maintain a large-cap growth focus and a concentrated structure, targeting stocks that we believe offer the best potential for long-term growth and capital appreciation.

end sidebar

INVESTMENT PORTFOLIO
                                                              SEPTEMBER 30, 2005

                                                      COLUMBIA GROWTH STOCK FUND

COMMON STOCKS - 99.6%
CONSUMER DISCRETIONARY - 12.4%
                                                                                                          SHARES      VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                             MEDIA - 10.6%        Comcast Corp., Class A (a)                              525,100    15,427,438
                                                  Liberty Global, Inc., Class A (a)                        51,910     1,405,723
                                                  Liberty Global, Inc., Class C (a)                        51,910     1,336,682
                                                  News Corp., Class B                                     496,700     8,195,550
                                                  Time Warner, Inc.                                       758,900    13,743,679
                                                  Viacom, Inc., Class B                                   442,900    14,620,129
                                                                                                      Media Total    54,729,201
                                                  -----------------------------------------------------------------------------
                   SPECIALTY RETAIL - 1.8%        Home Depot, Inc.                                        236,700     9,027,738
                                                                                           Specialty Retail Total     9,027,738
                                                                                                                   ------------
                                                                                     CONSUMER DISCRETIONARY TOTAL    63,756,939
CONSUMER STAPLES - 14.5%
------------------------------------------        -----------------------------------------------------------------------------
           FOOD & STAPLES RETAILING - 7.6%        Costco Wholesale Corp.                                  500,100    21,549,309
                                                  Wal-Mart Stores, Inc.                                   397,000    17,396,540
                                                                                   Food & Staples Retailing Total    38,945,849
                                                  -----------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS - 6.9%        Colgate-Palmolive Co.                                   338,500    17,869,415
                                                  Procter & Gamble Co.                                    297,200    17,671,512
                                                                                         Household Products Total    35,540,927
                                                                                                                   ------------
                                                                                           CONSUMER STAPLES TOTAL    74,486,776
ENERGY - 2.5%
------------------------------------------        -----------------------------------------------------------------------------
        ENERGY EQUIPMENT & SERVICES - 2.5%        Schlumberger Ltd.                                       155,000    13,078,900
                                                                                Energy Equipment & Services Total    13,078,900
                                                                                                                   ------------
                                                                                                     ENERGY TOTAL    13,078,900
FINANCIALS - 7.9%
------------------------------------------        -----------------------------------------------------------------------------
                    CAPITAL MARKETS - 1.8%        Merrill Lynch & Co., Inc.                               149,600     9,177,960
                                                                                            Capital Markets Total     9,177,960
                                                  -----------------------------------------------------------------------------
                   COMMERCIAL BANKS - 3.2%        Wells Fargo & Co.                                       279,300    16,358,601
                                                                                           Commercial Banks Total    16,358,601
                                                  -----------------------------------------------------------------------------
                          INSURANCE - 2.9%        American International Group, Inc.                      244,000    15,118,240
                                                                                                  Insurance Total    15,118,240
                                                                                                                   ------------
                                                                                                 FINANCIALS TOTAL    40,654,801
HEALTH CARE - 18.6%
------------------------------------------        -----------------------------------------------------------------------------
                      BIOTECHNOLOGY - 3.9%        Amgen, Inc. (a)                                         250,100    19,925,467
                                                                                              Biotechnology Total    19,925,467
                                                  -----------------------------------------------------------------------------
   HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%        Medtronic, Inc.                                         443,700    23,791,194
                                                                           Health Care Equipment & Supplies Total    23,791,194
                                                  -----------------------------------------------------------------------------
   HEALTH CARE PROVIDERS & SERVICES - 1.4%        Cardinal Health, Inc.                                   115,700     7,340,008
                                                                           Health Care Providers & Services Total     7,340,008
                                                  -----------------------------------------------------------------------------
                    PHARMACEUTICALS - 8.7%        Johnson & Johnson                                       355,700    22,508,696
                                                  Novartis AG, ADR                                        436,700    22,271,700
                                                                                            Pharmaceuticals Total    44,780,396
                                                                                                                   ------------
                                                                                                HEALTH CARE TOTAL    95,837,065

                                 See Accompanying Notes to Financial Statements.

                                        7

SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND

COMMON STOCKS - (CONTINUED)
INDUSTRIALS - 4.8%
                                                                                                          SHARES      VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
           INDUSTRIAL CONGLOMERATES - 4.8%        General Electric Co.                                    739,300    24,892,231
                                                                                   Industrial Conglomerates Total    24,892,231
                                                                                                                   ------------
                                                                                                INDUSTRIALS TOTAL    24,892,231
INFORMATION TECHNOLOGY - 38.9%
------------------------------------------        -----------------------------------------------------------------------------
           COMMUNICATIONS EQUIPMENT - 3.4%        Cisco Systems, Inc. (a)                                 980,600    17,582,158
                                                                                   Communications Equipment Total    17,582,158
                                                  -----------------------------------------------------------------------------
            COMPUTERS & PERIPHERALS - 3.2%        Dell, Inc. (a)                                          484,300    16,563,060
                                                                                    Computers & Peripherals Total    16,563,060
                                                  -----------------------------------------------------------------------------
                        IT SERVICES - 2.2%        Paychex, Inc.                                           306,100    11,350,188
                                                                                                IT Services Total    11,350,188
                                                  -----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 23.1%  Altera Corp. (a)                                        868,400    16,595,124
                                                  Applied Materials, Inc.                                 750,400    12,726,784
                                                  ASML Holding N.V., N.Y. Registered Shares (a)         1,011,200    16,694,912
                                                  Linear Technology Corp.                                 253,400     9,525,306
                                                  Marvell Technology Group Ltd. (a)                       259,000    11,942,490
                                                  Maxim Integrated Products, Inc.                         385,100    16,424,515
                                                  Microchip Technology, Inc.                              296,000     8,915,520
                                                  Novellus Systems, Inc. (a)                              431,700    10,827,036
                                                  Xilinx, Inc.                                            558,300    15,548,655
                                                                   Semiconductors & Semiconductor Equipment Total   119,200,342
                                                  -----------------------------------------------------------------------------
                           SOFTWARE - 7.0%        Microsoft Corp.                                         990,600    25,488,138
                                                  SAP AG, ADR                                             240,900    10,438,197
                                                                                                   Software Total    35,926,335
                                                                                                                   ------------
                                                                                     INFORMATION TECHNOLOGY TOTAL   200,622,083
                                                  TOTAL COMMON STOCKS
                                                  (COST OF $432,209,310)                                            513,328,795
SHORT-TERM OBLIGATION - 0.6%                                                                              PAR ($)
------------------------------------------        -----------------------------------------------------------------------------
                                                  Repurchase agreement with State Street Bank & Trust Co.,
                                                  dated 09/30/05, due 10/03/05 at 3.150%, collateralized by
                                                  a U.S. Treasury Bond maturing 05/15/17, market value of
                                                  $3,140,963 (repurchase proceeds $3,073,807)           3,073,000     3,073,000

                                                  TOTAL SHORT-TERM OBLIGATION
                                                  (COST OF $3,073,000)                                                3,073,000

                                                  TOTAL INVESTMENTS - 100.2%
                                                  (COST OF $435,282,310)(B)                                         516,401,795

                                                  OTHER ASSETS & LIABILITIES, NET - (0.2)%                           (1,180,975)

                                                  NET ASSETS - 100.0%                                               515,220,820


See Accompanying Notes to Financial Statements.

SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $438,476,491.

  At September 30, 2005, the Fund held investments in the following sectors:

  SECTOR (UNAUDITED)                                    % OF NET ASSETS
  ---------------------------------------------------------------------
  Information Technology                                      38.9%
  Health Care                                                (18.6)
  Consumer Staples                                           (14.5)
  Consumer Discretionary                                     (12.4)
  Financials                                                  (7.9)
  Industrials                                                 (4.8)
  Energy                                                      (2.5)
  Short-Term Obligation                                       (0.6)
  Other Assets & Liabilities, Net                             (0.2)
                                                             ------
                                                             100.0%
                                                             ======

   ACRONYM                   NAME
     ADR         American Depositary Receipt


                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND
                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                              435,282,310
                                                  -----------------------------------------------------------------------------
                                                  Investments , at value                                            516,401,795
                                                  Cash                                                                      665
                                                  Receivable for:
                                                    Fund shares sold                                                    145,296
                                                    Interest                                                                269
                                                    Dividends                                                           286,942
                                                    Foreign tax reclaims                                                  5,688
                                                  Deferred Trustees' compensation plan                                   31,396
                                                                                                                   ------------
                                                                                                     Total Assets   516,872,051

                                                  -----------------------------------------------------------------------------
                               LIABILITIES        Payable for:
                                                    Fund shares repurchased                                             820,175
                                                    Investment advisory fee                                             278,160
                                                    Administration fee                                                   60,836
                                                    Transfer agent fee                                                  171,797
                                                    Pricing and bookkeeping fees                                         11,849
                                                    Trustees' fees                                                          994
                                                    Custody fee                                                           2,743
                                                    Distribution and service fees                                       170,428
                                                    Chief compliance officer expenses and fees                            1,562
                                                  Deferred Trustees' fees                                                31,396
                                                  Other liabilities                                                     101,291
                                                                                                                   ------------
                                                                                                Total Liabilities     1,651,231

                                                                                                       NET ASSETS   515,220,820

                                                  -----------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS        Paid-in capital                                                   874,832,435
                                                  Undistributed net investment income                                   663,738
                                                  Accumulated net realized loss                                    (441,394,838)
                                                  Net unrealized appreciation on investments                         81,119,485
                                                                                                                   ------------

                                                                                                       NET ASSETS   515,220,820

                                                  -----------------------------------------------------------------------------
                                   CLASS A        Net assets                                                         51,510,461
                                                  Shares outstanding                                                  4,722,426
                                                  Net asset value per share                                               10.91(a)
                                                  Maximum offering price per share ($10.91/0.9425)                        11.58(b)

                                                  -----------------------------------------------------------------------------
                                   CLASS B        Net assets                                                        181,760,193
                                                  Shares outstanding                                                 17,647,323
                                                  Net asset value and offering price per share                            10.30(a)

                                                  -----------------------------------------------------------------------------
                                   CLASS C        Net assets                                                         14,726,226
                                                  Shares outstanding                                                  1,429,509
                                                  Net asset value and offering price per share                            10.30(a)

                                                  -----------------------------------------------------------------------------
                                   CLASS Z        Net assets                                                        267,223,940
                                                  Shares outstanding                                                 30,087,875
                                                  Net asset value, offering and redemption price per share                 8.88

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND

                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                          10,373,524
                                                  Interest                                                               72,043
                                                                                                                   ------------
                                                  Total Investment Income (net of foreign taxes
                                                   withheld of $84,145)                                              10,445,567

                                                  -----------------------------------------------------------------------------
                                  EXPENSES        Investment advisory fee                                             3,756,924
                                                  Administration fee                                                    922,028
                                                  Distribution fee:
                                                    Class A                                                              58,530
                                                    Class B                                                           1,630,437
                                                    Class C                                                             131,560
                                                  Service fee:
                                                    Class A                                                             146,327
                                                    Class B                                                             543,479
                                                    Class C                                                              43,854
                                                  Transfer agent fee:
                                                    Class A                                                             318,758
                                                    Class B                                                           1,277,365
                                                    Class C                                                              92,706
                                                    Class Z                                                             532,617
                                                  Pricing and bookkeeping fees                                          165,072
                                                  Trustees' fees                                                         22,969
                                                  Custody fee                                                            34,604
                                                  Chief compliance officer expenses and fees (See Note 4)                 6,001
                                                  Non-recurring costs (See Note 8)                                       11,722
                                                  Other expenses                                                        280,305
                                                                                                                   ------------
                                                   Total Operating Expenses                                           9,975,258
                                                                                                                   ------------
                                                  Interest expense                                                       27,424
                                                                                                                   ------------
                                                    Total Expenses 10,002,682
                                                  Fees and expenses waived or
                                                  reimbursed by Investment
                                                  Advisor/Transfer Agent:
                                                    Class A                                                              (9,132)
                                                    Class B                                                             (37,693)
                                                    Class C                                                              (2,994)
                                                    Class Z                                                            (148,548)
                                                  Fees waived by Distributor - Class A                                  (29,265)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 8)        (11,722)
                                                  Custody earnings credit                                                  (164)
                                                                                                                   ------------
                                                   Net Expenses                                                       9,763,164

                                                                                                                   ------------
                                                  Net Investment Income                                                 682,403

                                                  -----------------------------------------------------------------------------
               NET REALIZED AND UNREALIZED        Net realized gain on:
                GAIN (LOSS) ON INVESTMENTS          Investments                                                      46,939,381
                                                    Net realized loss on disposal of investments
                                                      purchased/sold in error (See Note 6)                                   --
                                                                                                                   ------------
                                                  Net realized gain                                                  46,939,381

                                                  Net change in unrealized appreciation (depreciation)
                                                      on investments                                                 (7,348,375)
                                                                                                                   ------------
                                                  Net Gain                                                           39,591,006
                                                                                                                   ------------
                                                  Net Increase in Net Assets from Operations                         40,273,409

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                      COLUMBIA GROWTH STOCK FUND
                                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                                                     --------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                                       2005 ($)      2004 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                OPERATIONS        Net investment income (loss)                            682,403   (5,217,593)
                                                  Net realized gain on investments                     46,939,381    62,741,007
                                                  Net change in unrealized appreciation
                                                    (depreciation) on investments                      (7,348,375)  (53,726,795)
                                                                                                     ------------  ------------
                                                  Net Increase from Operations                         40,273,409     3,796,619
                                                  -----------------------------------------------------------------------------
                        SHARE TRANSACTIONS        Class A:
                                                    Subscriptions                                       9,122,966    14,653,162
                                                    Redemptions                                       (27,382,653)  (31,034,051)
                                                                                                     ------------  ------------
                                                      Net Decrease                                    (18,259,687)  (16,380,889)
                                                  Class B:
                                                    Subscriptions                                       7,074,864    15,919,825
                                                    Redemptions                                       (82,345,308)  (74,892,692)
                                                                                                     ------------  ------------
                                                      Net Decrease                                    (75,270,444)  (58,972,867)
                                                  Class C:
                                                    Subscriptions                                       1,671,357     2,549,820
                                                    Redemptions                                        (8,012,556)  (10,634,792)
                                                                                                     ------------  ------------
                                                      Net Decrease                                     (6,341,199)   (8,084,972)
                                                  Class Z:
                                                    Subscriptions                                      50,526,851    70,908,194
                                                    Redemptions                                      (166,978,056)  (98,706,026)
                                                                                                     ------------  ------------
                                                      Net Decrease                                   (116,451,205)  (27,797,832)
                                                    Net Decrease from Share Transactions             (216,322,535) (111,236,560)
                                                                                                     ------------  ------------
                                                   Total Decrease in Net Assets                      (176,049,126) (107,439,941)
                                                  -----------------------------------------------------------------------------
                                NET ASSETS        Beginning of period                                 691,269,946   798,709,887
                                                  End of period (including undistributed
                                                    net investment income (loss) of $663,738
                                                    and $(18,665), respectively)                      515,220,820   691,269,946
------------------------------------------        -----------------------------------------------------------------------------
                         CHANGES IN SHARES        Class A:
                                                    Subscriptions                                         840,077     1,324,748
                                                    Redemptions                                        (2,525,290)   (2,828,087)
                                                                                                     ------------  ------------
                                                      Net Decrease                                     (1,685,213)   (1,503,339)
                                                  Class B:
                                                    Subscriptions                                         689,214     1,497,689
                                                    Redemptions                                        (8,005,460)   (7,140,520)
                                                                                                     ------------  ------------
                                                      Net Decrease                                     (7,316,246)   (5,642,831)
                                                  Class C:
                                                    Subscriptions                                         163,100       240,936
                                                    Redemptions                                          (781,384)   (1,008,828)
                                                                                                     ------------  ------------
                                                      Net Decrease                                       (618,284)     (767,892)
                                                  Class Z:
                                                    Subscriptions                                       5,795,759     7,969,960
                                                    Redemptions                                       (18,830,170)  (11,099,886)
                                                                                                     ------------  ------------
                                                    Net Decrease                                      (13,034,411)   (3,129,926)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND

NOTE 1. ORGANIZATION

Columbia Growth Stock Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth of capital.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months on an original purchase of $1 million to $50 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND



INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.


DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets would not be affected by these reclassifications.

For the year ended September 30, 2005, the Fund had no permanent book and tax basis differences.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

               UNDISTRIBUTED    UNDISTRIBUTED      NET UNREALIZED
                  ORDINARY        LONG-TERM        APPRECIATION*
                   INCOME       CAPITAL GAINS
--------------------------------------------------------------------------------
                $ 693,748           $ --            $ 77,925,304

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, non-deductible deferred trustees fees and capital loss carryovers.

Unrealized appreciation and depreciation at September 30, 2005, based on cost of investments for federal income tax purposes was:

    UNREALIZED APPRECIATION                                   $     108,361,848
    UNREALIZED DEPRECIATION                                         (30,436,544)
--------------------------------------------------------------------------------
          NET UNREALIZED APPRECIATION                         $      77,925,304

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               YEAR OF                               CAPITAL LOSS
             EXPIRATION                              CARRYFORWARD
--------------------------------------------------------------------------------
                2009                                 $178,734,023
                2011                                  253,937,044
                2012                                    5,529,590
--------------------------------------------------------------------------------
                                                     $438,200,657

Of these capital loss carryforwards, $178,734,023 ($178,117,533 expiring 09/30/09 and $616,490 expiring 09/30/09) were obtained upon the Fund's mergers with Liberty Growth Stock Fund and Stein Roe Focus Fund, respectively.

Utilization of Liberty Growth Stock Fund's and Stein Roe Focus Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $45,841,436 were utilized during the year ended September 30, 2005. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions of the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. On September 30, 2005, Columbia Management Advisors, Inc. changed its name to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS                       ANNUAL FEE RATE
--------------------------------------------------------------------------------
         FIRST $500 MILLION                               0.60%
--------------------------------------------------------------------------------
     $500 MILLION TO $1 BILLION                           0.55%
--------------------------------------------------------------------------------
      $1 BILLION TO $2 BILLION                            0.50%
--------------------------------------------------------------------------------
           OVER $2 BILLION                                0.45%

For the year ended September 30, 2005, the Fund's effective investment advisory fee rate was 0.59%.


ADMINISTRATION FEE
Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS                       ANNUAL FEE RATE
--------------------------------------------------------------------------------
         FIRST $500 MILLION                              0.150%
--------------------------------------------------------------------------------
     $500 MILLION TO $1 BILLION                          0.125%
--------------------------------------------------------------------------------
     $1 BILLION TO $1.5 BILLION                          0.100%
--------------------------------------------------------------------------------
     $1.5 BILLION TO $2 BILLION                          0.075%
--------------------------------------------------------------------------------
           OVER $2 BILLION                               0.050%

For the year ended September 30, 2005, the Fund's effective administration fee rate was 0.14%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended September 30, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.026%.

TRANSFER AGENT FEE

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. For its services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account per class. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of the Class Z transfer agent fee so that such fee (exclusive of out-of-pocket expenses) will not exceed 0.05% annually of the Class Z average daily net assets. The Transfer Agent, at its discretion, may revise or discontinue this arrangement any time.

For the period from September 1, 2005 through October 31, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees to reflect reduced contractual fees that will be charged to the Fund effective November 1, 2005.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc. For the year ended September 30, 2005, the Distributor has retained net underwriting discounts of $11,792 on sales of the Fund's Class A shares and net CDSC fees of $901, $739,591 and $2,736 on Class A, Class B and Class C share redemptions, respectively.

SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND



The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually of Class A average daily net assets.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2005, the Fund paid $2,195 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended September 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $15,377,668 and $227,853,227, respectively.

NOTE 6. OTHER

During the year ended September 30, 2005, the Fund sold shares of various securities due to trading errors. The positions were subsequently repurchased at a loss of $19,656 and the fund has been reimbursed by Columbia.

NOTE 7. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended September 30, 2005, the average daily loan balance outstanding on days where borrowings existed was $28,888,889 at a weighted average interest rate of 3.89%.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially

SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND


the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleged that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs alleged that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. Plaintiffs filed a notice of voluntary dismissal of the lawsuit as to all defendants and all claims, without prejudice, which was so-ordered by the judge on or about November 9, 2005.

SEPTEMBER 30, 2005
                                                      COLUMBIA GROWTH STOCK FUND


In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings (with the exception of the January 11, 2005 "failure to participate" litigation, which has been dismissed) are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

For the year ended September 30, 2005, Columbia has assumed $11,722 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                      COLUMBIA GROWTH STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                  PERIOD ENDED
                                                                               YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,
                                                                     -----------------------------------------
CLASS A SHARES                                                         2005                2004           2003        2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  10.32           $  10.36      $   8.83      $   9.98
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                    --(c)(d)        (0.08)        (0.05)        (0.01)
Net realized and unrealized gain (loss) on investments                   0.59               0.04          1.58         (1.14)
                                                                    ---------           --------      --------      --------
Total from Investment Operations                                         0.59              (0.04)         1.53         (1.15)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  10.91           $  10.32      $  10.36        $ 8.83
Total return (e)(f)                                                      5.72%             (0.39)%       17.33%       (11.52)%(g)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (h)                                                   1.64%              1.55%         1.54%         1.63%(i)
Interest expense                                                           --%(j)             --         --%(j)           --
Net expenses (h)                                                         1.64%              1.55%         1.54%         1.63%(i)
Net investment loss (h)                                                 (0.01)%            (0.68)%       (0.53)%       (0.41)%(i)
Waiver/reimbursement                                                     0.07%              0.05%         0.05%         0.05%(i)
Portfolio turnover rate                                                     2%                51%          108%           71%
Net assets, end of period (000's)                                    $ 51,510           $ 66,142      $ 81,967      $ 81,442
------------------------------------------------------------------------------------------------------------------------------------

(a) Class A shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f) Had the Distributor/Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

                                                      COLUMBIA GROWTH STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
                                                                                                                      PERIOD ENDED
                                                                                   YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,
                                                                             ------------------------------------
CLASS B SHARES                                                                2005            2004         2003          2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   9.82      $   9.93      $   8.52        $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.08)(c)     (0.15)        (0.11)        (0.02)
Net realized and unrealized gain (loss) on investments                           0.56          0.04          1.52         (1.11)
                                                                             --------      --------      --------      --------
Total from Investment Operations                                                 0.48         (0.11)         1.41         (1.13)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                               $  10.30      $   9.82      $   9.93        $ 8.52
Total return (d)                                                                 4.89%(e)     (1.11)%       16.55%       (11.71)%(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (g)                                                           2.39%         2.30%         2.24%         2.33%(h)
Interest expense                                                                   --%(i)        --            --%(i)        --
Net expenses (g)                                                                 2.39%         2.30%         2.24%         2.33%(h)
Net investment loss (g)                                                         (0.75)%       (1.43)%       (1.23)%       (1.11)%(h)
Waiver/reimbursement                                                             0.02%           --            --            --
Portfolio turnover rate                                                             2%           51%          108%           71%
Net assets, end of period (000's)                                            $181,760      $245,137      $303,943      $306,561
------------------------------------------------------------------------------------------------------------------------------------

(a) Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

                                                      COLUMBIA GROWTH STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                      PERIOD ENDED
                                                                                   YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,
                                                                             ------------------------------------
CLASS C SHARES                                                                2005            2004         2003          2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   9.82       $  9.92       $  8.52       $  9.64
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.07)(c)     (0.15)        (0.11)        (0.02)
Net realized and unrealized gain (loss) on investments                           0.55          0.05          1.51         (1.10)
                                                                             --------      --------       --------      --------
Total from Investment Operations                                                 0.48         (0.10)         1.40         (1.12)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                               $  10.30       $  9.82        $ 9.92       $  8.52
Total return (d)                                                                 4.89%(e)     (1.01)%       16.43%       (11.62)%(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (g)                                                           2.33%         2.25%         2.24%         2.33%(h)
Interest expense                                                                   --%(i)        --         --%(i)           --
Net expenses (g)                                                                 2.33%         2.25%         2.24%         2.33%(h)
Net investment loss (g)                                                         (0.69)%       (1.39)%       (1.23)%       (1.11)%(h)
Waiver/reimbursement                                                             0.02%           --            --            --
Portfolio turnover rate                                                             2%           51%          108%           71%
Net assets, end of period (000's)                                            $ 14,726       $20,100       $27,938       $28,093
------------------------------------------------------------------------------------------------------------------------------------

(a) Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

                                                      COLUMBIA GROWTH STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                  YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------------------
CLASS Z SHARES                                                    2005         2004         2003 (a)      2002 (a)(b)   2001 (a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   8.35      $   8.32      $   7.05      $   9.45      $  19.89
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                                    0.06(d)         --(e)         --(e)       0.01(f)      (0.01)(f)
Net realized and unrealized gain (loss) on investments             0.47          0.03          1.27         (2.41)        (7.77)
                                                               --------      --------      --------      --------      --------
Total from Investment Operations                                   0.53          0.03          1.27         (2.40)        (7.78)
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                              --            --            --            --         (2.66)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                   $ 8.88      $   8.35      $   8.32      $   7.05       $  9.45
Total return (g)                                                   6.35%(h)      0.36%(h)     17.96%(h)    (25.34)%(h)   (43.48)%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i)                                             0.93%         0.89%         1.00%         0.88%(f)      0.95%(f)
Interest expense                                                     --%(j)        --            --%(j)        --           --
Net expenses (i)                                                   0.93%         0.89%         1.00%         0.88%(f)      0.95%(f)
Net investment income (loss) (i)                                   0.71%        (0.02)%        0.01%         0.08%(f)     (0.05)%(f)
Waiver/reimbursement                                               0.04%         0.05%         0.06%         0.01%           --
Portfolio turnover rate                                               2%           51%          108%           71%           73%(k)
Net assets, end of period (000's)                              $267,224      $359,891      $384,861      $360,240      $551,474
------------------------------------------------------------------------------------------------------------------------------------

(a) Per share data has been restated to reflect a 3-for-1 share split effective July 25, 2003.
(b) On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.
(e)  Rounds to less than $0.01 per share.
(f) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Stock Portfolio prior to the termination of their master/feeder fund structure on July 12, 2002.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Had the Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Round to less than 0.01%.
(k)  Portfolio turnover rate disclosed is for the SR&F Growth Stock Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                      COLUMBIA GROWTH STOCK FUND



TO THE TRUSTEES OF COLUMBIA FUNDS TRUST XI AND THE SHAREHOLDERS OF COLUMBIA GROWTH STOCK FUND.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Growth Stock Fund (the "Fund") (a series of Columbia Funds Trust XI) at September 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2005

TRUSTEES
                                                      COLUMBIA GROWTH STOCK FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.





NAME, ADDRESS AND AGE,
POSITION WITH FUNDS,
YEAR FIRST ELECTED OR        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
APPOINTED TO OFFICE(1)       COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 49)   Executive Vice President-Strategy of United Airlines (airline) since December, 2002 (formerly President
P.O. Box 66100               of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President
Chicago, IL 60666            and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice
Trustee (since 1996)         President-Finance from March, 1993 to July, 1999). Oversees 86, Nash Finch Company (food distributor)
                             -------------------------------------------------------------------------------------------------------

JANET LANGFORD KELLY         Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005; Adjunct Professor
(Age 47)                     of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and
9534 W. Gull Lake Drive      Senior Vice President, Kmart Holding Corporation (consumer goods) from September, 2003 to March, 2004;
Richland, MI 49083-8530      Executive Vice President-Corporate Development and Administration, General Counsel and Secretary,
Trustee (since 1996)         Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President,
                             Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 86, None
                             -------------------------------------------------------------------------------------------------------

RICHARD W. LOWRY (Age 69)    Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive       Corporation (building products manufacturer)). Oversees 89(3), None
Vero Beach, FL 32963
Trustee (since 1995)
                             -------------------------------------------------------------------------------------------------------

CHARLES R. NELSON (Age 62)   Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis
Department of Economics      Professor of Political Economy, University of Washington, since September, 1993 (formerly Director,
University of Washington     Institute for Economic Research, University of Washington from September, 2001 to June, 2003);
Seattle, WA 98195            Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor,
                             Trustee (since 1981) Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 86, None
                             -------------------------------------------------------------------------------------------------------

JOHN J. NEUHAUSER (Age 63)   Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean,
84 College Road              Boston College School of Management from September, 1977 to August, 1999). Oversees 89(3),
Chestnut Hill, MA 02467-3838 Saucony, Inc. (athletic footwear)
Trustee (since 1985)
                             -------------------------------------------------------------------------------------------------------


                                       24

NAME, ADDRESS AND AGE,
POSITION WITH FUNDS,
YEAR FIRST ELECTED OR        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
APPOINTED TO OFFICE(1)       COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES

PATRICK J. SIMPSON (Age 61)  Partner, Perkins Coie L.L.P. (law firm). Oversees 86, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                             -------------------------------------------------------------------------------------------------------

THOMAS E. STITZEL (Age 69)   Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of
2208 Tawny Woods Place       Business, Boise State University); Chartered Financial Analyst. Oversees 86, None
Boise, ID 83706
Trustee (since 1998)
                             -------------------------------------------------------------------------------------------------------

THOMAS C. THEOBALD (Age 68)  Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September,
8 Sound Shore Drive,         2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from
Suite 285                    September, 1994 to September, 2004). Oversees 86, Anixter International (network support
Greenwich, CT 06830          equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate
Trustee and Chairman         management services) and Ambac Financial Group (financial guaranty insurance)
of the Board(4) (since 1996)
                             -------------------------------------------------------------------------------------------------------

ANNE-LEE VERVILLE (Age 60)   Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation
359 Stickney Hill Road       (computer and technology) from 1994 to 1997). Oversees 86, Chairman of the Board of Directors,
Hopkinton, NH 03229          Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)
                             -------------------------------------------------------------------------------------------------------

RICHARD L. WOOLWORTH         Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
(Age 64)                     (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
100 S.W. Market              Certified Public Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas Co.
Street #1500                 (natural gas service provider)
Portland, OR 97207
Trustee (since 1991)
                             -------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (Age 65) Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner,
399 Park Avenue              Development Capital LLC from November 1996, to February, 1999). Oversees 89(3), Lee Enterprises
Suite 3204                   (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing);
New York, NY 10022           OPENFIELD Solutions (retail industry technology provider)
Trustee (since 1994)
                             -------------------------------------------------------------------------------------------------------



(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS

                                                      COLUMBIA GROWTH STOCK FUND

NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED
OR APPOINTED TO OFFICE             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (Age 48)     Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September,
One Financial Center 2005;         President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004;
Boston, MA 02111                   President and Chief Executive Officer of the Nations Funds since January, 2005; President of
President (since 2004)             the Galaxy Funds since April, 2005; Director of Bank of America Global Liquidity Funds, plc
                                   since May, 2005; Director of Banc of America Capital Management (Ireland), Limited since May,
                                   2005; Director of FIM Funding, Inc. since January, 2005; Senior Vice President of Columbia
                                   Management Distributors, Inc. since January, 2005; Director of Columbia Management Services,
                                   Inc. since January, 2005 (formerly Senior Vice President of Columbia Management from January,
                                   2005 to August, 2005; Senior Vice President of BACAP Distributors LLC from January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services,
                                   Inc. from September, 1998 to August, 2004).
                                   -------------------------------------------------------------------------------------------------

J. KEVIN CONNAUGHTON (Age 41)      Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds
One Financial Center               and All-Star Funds since December, 2000; Managing Director of the Advisor since September,
Boston, MA 02111                   (formerly Vice President of Columbia Management from April, 2003 to August, 2005; President
Treasurer (since 2000)             of 2005 the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October,
                                   2004; Chief Accounting Officer and Controller of the Liberty Funds and All-Star Funds from
                                   February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly
                                   Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December,
                                   2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial
                                   Management Associates, Inc. from February, 1998 to October, 2000).
                                   -------------------------------------------------------------------------------------------------

MARY JOAN HOENE (Age 56)           Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds, Stein
100 Federal Street                 Roe Funds and All-Star Funds since August, 2004; Chief Compliance Officer of the Columbia
Boston, MA 02110                   Management Multi-Strategy Hedge Fund, LLC since August 2004; Chief Compliance Officer of the
Senior Vice President and Chief    BACAP Alternative  Multi-Strategy Hedge Fund LLC since October 2004 (formerly Partner, Carter,
Compliance                         Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn
Officer (since 2004)               LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                   Society of the United States from April, 1998 to November, 1999).
                                   -------------------------------------------------------------------------------------------------

MICHAEL G. CLARKE (Age 35)         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center               since October, 2004; Managing Director of the Advisor since September, 2005 (formerly Controller
Boston, MA 02111                   of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to
Chief Accounting Officer           October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy
(since 2004)                       & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002;
                                   Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                   1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).
                                   -------------------------------------------------------------------------------------------------

JEFFREY R. COLEMAN (Age 35)        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since
One Financial Center               October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy
Boston, MA 02111                   Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
Controller (since 2004)            Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of
                                   the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November,
                                   1996 to August, 2000).
                                   -------------------------------------------------------------------------------------------------

R. SCOTT HENDERSON (Age 46)        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December, 2004 (formerly
One Financial Center               Of Counsel, Bingham McCutchen from April, 2001 to September, 2004; Executive Director and
Boston, MA 02111                   General Counsel, Massachusetts Pension Reserves Investment Management Board from September,
Secretary (since 2004)             1997 to March, 2001).
                                   -------------------------------------------------------------------------------------------------

COLUMBIA FUNDS
                                                      COLUMBIA GROWTH STOCK FUND

                                            ----------------------------------------------------------------------------------------
                          GROWTH FUNDS      Columbia Acorn Fund
                                            Columbia Acorn Select
                                            Columbia Acorn USA
                                            Columbia Growth Stock Fund
                                            Columbia Large Cap Growth Fund
                                            Columbia Marsico 21st Century Fund
                                            Columbia Marsico Focused Equities Fund
                                            Columbia Marsico Growth Fund
                                            Columbia Marsico Mid Cap Growth Fund
                                            Columbia Mid Cap Growth Fund
                                            Columbia Small Cap Growth Fund I
                                            Columbia Small Cap Growth Fund II
                                            Columbia Small Company Equity Fund
                                            Columbia Tax-Managed Growth Fund
                                            ----------------------------------------------------------------------------------------
                            CORE FUNDS      Columbia Common Stock Fund
                                            Columbia Large Cap Core Fund
                                            Columbia Small Cap Core Fund
                                            Columbia Young Investor Fund
                                            ----------------------------------------------------------------------------------------
                           VALUE FUNDS      Columbia Disciplined Value
                                            Fund Columbia Dividend Income Fund
                                            Columbia Large Cap Value Fund
                                            Columbia Mid Cap Value Fund Columbia
                                            Small Cap Value Fund I Columbia
                                            Small Cap Value Fund II Columbia
                                            Strategic Investor
                                            ----------------------------------------------------------------------------------------
         ASSET ALLOCATION/HYBRID FUNDS      Columbia Asset Allocation Fund
                                            Columbia Asset Allocation Fund II
                                            Columbia Balanced Fund
                                            Columbia Liberty Fund
                                            Columbia LifeGoalTM Balanced Growth Portfolio
                                            Columbia LifeGoalTM Growth Portfolio
                                            Columbia LifeGoalTM Income Portfolio
                                            Columbia LifeGoalTM Income and Growth Portfolio
                                            Columbia Thermostat Fund
                                            ----------------------------------------------------------------------------------------
                           INDEX FUNDS      Columbia Large Cap Enhanced Core Fund
                                            Columbia Large Cap Index Fund
                                            Columbia Mid Cap Index Fund
                                            Columbia Small Cap Index Fund
                                            ----------------------------------------------------------------------------------------
                       SPECIALTY FUNDS      Columbia Convertible Securities Fund
                                            Columbia Real Estate Equity Fund
                                            Columbia Technology Fund
                                            Columbia Utilities Fund
                                            ----------------------------------------------------------------------------------------
            GLOBAL/INTERNATIONAL FUNDS      Columbia Acorn International
                                            Columbia Acorn International Select
                                            Columbia Global Value Fund
                                            Columbia Greater China Fund
                                            Columbia International Stock Fund
                                            Columbia International Value Fund
                                            Columbia Marsico International Opportunities Fund
                                            Columbia Multi-Advisor International Equity Fund
                                            Columbia World Equity Fund
                                            ----------------------------------------------------------------------------------------
                    TAXABLE BOND FUNDS      Columbia Conservative High Yield Fund
                                            Columbia Core Bond Fund
                                            Columbia Federal Securities Fund
                                            Columbia High Income Fund
                                            Columbia High Yield Opportunity Fund
                                            Columbia Income Fund
                                            Columbia Intermediate Bond Fund
                                            Columbia Intermediate Core Bond Fund
                                            Columbia Short Term Bond Fund
                                            Columbia Strategic Income Fund
                                            Columbia Total Return Bond
                                            Columbia U.S. Treasury Index Fund


                                       27

                                                      COLUMBIA GROWTH STOCK FUND

                                            ----------------------------------------------------------------------------------------
                 TAX-EXEMPT BOND FUNDS      Columbia California Tax-Exempt Fund
                                            Columbia CA Intermediate Municipal Bond Fund
                                            Columbia Connecticut Tax-Exempt Fund
                                            Columbia CT Intermediate Municipal Bond Fund
                                            Columbia FL Intermediate Municipal Bond Fund
                                            Columbia GA Intermediate Municipal Bond Fund
                                            Columbia High Yield Municipal Fund
                                            Columbia Intermediate Municipal Bond Fund
                                            Columbia MA Intermediate Municipal Bond Fund
                                            Columbia Massachusetts Tax-Exempt Fund
                                            Columbia MD Intermediate Municipal Bond Fund
                                            Columbia Municipal Income Fund
                                            Columbia NC Intermediate Municipal Bond Fund
                                            Columbia New York Tax-Exempt Fund
                                            Columbia NJ Intermediate Municipal Bond Fund
                                            Columbia NY Intermediate Municipal Bond Fund
                                            Columbia OR Intermediate Municipal Bond Fund
                                            Columbia RI Intermediate Municipal Bond Fund
                                            Columbia SC Intermediate Municipal Bond Fund
                                            Columbia Short Term Municipal Bond Fund
                                            Columbia Tax-Exempt Fund
                                            Columbia Tax-Exempt Insured Fund
                                            Columbia TX Intermediate Municipal Bond Fund
                                            Columbia VA Intermediate Municipal Bond Fund
                                            ----------------------------------------------------------------------------------------
                    MONEY MARKET FUNDS      Columbia Cash Reserves
                                            Columbia CA Tax-Exempt Reserves
                                            Columbia Government Reserves
                                            Columbia Government Plus Reserves
                                            Columbia MA Municipal Reserves
                                            Columbia Money Market Reserves
                                            Columbia Municipal Reserves
                                            Columbia NY Tax-Exempt Reserves
                                            Columbia Prime Reserves
                                            Columbia Tax-Exempt Reserves
                                            Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                      COLUMBIA GROWTH STOCK FUND

TRANSFER AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR
Columbia Management
Distributors, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110



The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to its portfolio securities and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

graphic: eDelivery


Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Growth Stock Fund  Annual Report, September 30, 2005

                                                             -------------
                                                               PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                             Holliston, MA
                                                             Permit NO. 20
                                                             -------------

Columbia Management(R)

(c) 2005 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                               SHC-42/91121-0905 (11/05) 05/8399

                                                               COLUMBIA
                                                            YOUNG INVESTOR
                                                                 FUND
                                                             ANNUAL REPORT
                                                          SEPTEMBER 30, 2005
sidebar

TABLE OF CONTENTS

PERFORMANCE INFORMATION .......................  1

FUND PROFILE ..................................  2

UNDERSTANDING YOUR EXPENSES ...................  3

ECONOMIC UPDATE ...............................  4

PORTFOLIO MANAGER'S REPORT ....................  5

FINANCIAL STATEMENTS ..........................  7

   INVESTMENT PORTFOLIO .......................  8

   STATEMENT OF ASSETS AND LIABILITIES ........ 15

   STATEMENT OF OPERATIONS .................... 16

   STATEMENT OF CHANGES IN NET ASSETS ......... 17

NOTES TO FINANCIAL STATEMENTS ................. 19

FINANCIAL HIGHLIGHTS .......................... 26

REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM ..................... 30

TRUSTEES ...................................... 31

OFFICERS ...................................... 33

COLUMBIA FUNDS ................................ 34

IMPORTANT INFORMATION
ABOUT THIS REPORT ............................. 36

ACTIVITY PAGES ................................  I

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Graphic:
-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

end sidebar


PRESIDENT'S MESSAGE

Photo of: Christopher L. Wilson


DEAR SHAREHOLDER:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have integrated various components of Nations Funds, Galaxy Funds and Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.

In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as Columbia Funds, as well as consolidating the Nations and Columbia web sites. Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.

All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan. We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response) will be beneficial to you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson



Christopher L. Wilson
President, Columbia Funds
Head of Mutual Funds, Columbia Management

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the Legal and Compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.

PERFORMANCE INFORMATION
                                                    COLUMBIA YOUNG INVESTOR FUND


sidebar

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/95 - 09/30/05  ($)
 SALES CHARGE:   WITHOUT         WITH
 CLASS A          20,982       19,778
 CLASS B          20,522       20,522
 CLASS C          20,537       20,537
 CLASS Z          21,007          N/A

end sidebar

               CLASS A SHARES             CLASS A SHARES            RUSSELL 3000
         WITHOUT SALES CHARGE          WITH SALES CHARGE                   INDEX
OCT-95                  10000                       9425                   10000
                         9797                       9234                    9914
                        10356                       9761                   10354
                        10427                       9827                   10523
                        10835                      10212                   10828
                        10980                      10348                   10988
                        11438                      10780                   11099
                        12208                      11506                   11310
                        12797                      12061                   11600
                        13044                      12294                   11563
                        12179                      11479                   10958
                        12725                      11993                   11290
                        13553                      12774                   11904
                        13741                      12951                   12122
                        14280                      13459                   12977
                        14086                      13276                   12821
                        14741                      13893                   13530
                        14358                      13532                   13545
                        13401                      12631                   12933
                        14003                      13198                   13570
                        15087                      14219                   14497
                        15810                      14901                   15100
                        16908                      15936                   16284
                        16328                      15390                   15623
                        17127                      16142                   16509
                        16630                      15674                   15954
                        17044                      16064                   16565
                        17787                      16765                   16896
                        17894                      16865                   16984
                        19329                      18218                   18198
                        20077                      18923                   19101
                        20306                      19139                   19288
                        19612                      18484                   18812
                        20734                      19541                   19448
                        20054                      18900                   19094
                        16334                      15394                   16169
                        17318                      16323                   17271
                        18510                      17446                   18582
                        19602                      18475                   19719
                        20925                      19722                   20974
                        21896                      20637                   21687
                        21121                      19907                   20919
                        22773                      21463                   21687
                        23351                      22008                   22665
                        22546                      21249                   22234
                        23648                      22288                   23357
                        22397                      21109                   22649
                        21942                      20681                   22391
                        21457                      20224                   21818
                        23226                      21890                   23186
                        24696                      23276                   23835
                        27553                      25969                   25356
                        26914                      25366                   24362
                        29379                      27690                   24588
                        30249                      28509                   26513
                        27753                      26157                   25580
                        25192                      23743                   24861
                        27522                      25939                   25597
                        27070                      25514                   25144
                        29780                      28068                   27010
                        28389                      26757                   25786
                        27450                      25871                   25420
                        24005                      22625                   23076
                        24785                      23360                   23464
                        26009                      24514                   24267
                        23333                      21991                   22049
                        21529                      20291                   20611
                        23570                      22215                   22264
                        23424                      22077                   22442
                        22562                      21265                   22029
                        21084                      19872                   21666
                        19661                      18531                   20388
                        17013                      16035                   18589
                        17593                      16581                   19022
                        19162                      18060                   20487
                        19335                      18223                   20776
                        18809                      17727                   20516
                        18310                      17257                   20098
                        19398                      18283                   20978
                        18219                      17171                   19877
                        17856                      16829                   19646
                        16578                      15624                   18232
                        15125                      14256                   16782
                        15047                      14182                   16861
                        13467                      12692                   15089
                        14558                      13721                   16290
                        15648                      14748                   17276
                        14589                      13750                   16300
                        14288                      13467                   15900
                        14067                      13258                   15638
                        14193                      13377                   15802
                        15283                      14404                   17093
                        16089                      15164                   18126
                        16135                      15208                   18370
                        16482                      15535                   18791
                        16988                      16011                   19208
                        16547                      15595                   18999
                        17574                      16564                   20148
                        17827                      16802                   20426
                        18571                      17503                   21360
                        18777                      17697                   21806
                        18902                      17816                   22100
                        18681                      17607                   21837
                        18285                      17234                   21385
                        18633                      17561                   21695
                        18964                      17874                   22127
                        18285                      17234                   21291
                        18190                      17144                   21378
                        18460                      17398                   21707
                        18618                      17548                   22063
                        19439                      18322                   23089
                        20133                      18976                   23911
                        19656                      18526                   23275
                        20212                      19050                   23787
                        19927                      18782                   23385
                        19499                      18378                   22878
                        20024                      18872                   23745
                        20024                      18872                   23911
                        20738                      19546                   24891
                        20722                      19530                   24655
 SEP-05                 20982                      19778                   24869

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Young Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest US companies, based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)
------------------------------------------------------------------------------------------------------------------
   SHARE CLASS                   A                         B                         C                       Z
------------------------------------------------------------------------------------------------------------------
   INCEPTION                 07/29/02                  07/29/02                  07/29/02                04/29/94
------------------------------------------------------------------------------------------------------------------
   SALES CHARGE           WITHOUT   WITH           WITHOUT  WITH              WITHOUT  WITH               WITHOUT
------------------------------------------------------------------------------------------------------------------
   1-YEAR                 13.62     7.11            12.87    7.87              12.86   11.86              13.95
------------------------------------------------------------------------------------------------------------------
   5-YEAR                 -5.88    -6.98            -6.29   -6.62              -6.28   -6.28              -5.85
------------------------------------------------------------------------------------------------------------------
   10-YEAR                 7.69     7.06             7.45    7.45               7.46    7.46               7.70
------------------------------------------------------------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Class A, B and C shares (newer class shares) performance information includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The newer class shares returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower. Class A, B and C shares were initially offered July 29, 2002 and class Z shares were initially offered April 29, 1994.

FUND PROFILE
                                                    COLUMBIA YOUNG INVESTOR FUND

sidebar

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005, THE FUND'S CLASS A SHARES RETURNED 13.62% WITHOUT SALES CHARGE.

o STRONG STOCK MARKET RETURNS EARLY IN THE PERIOD HELPED THE FUND, ITS BENCHMARK AND PEER GROUP TO DOUBLE DIGIT RETURNS FOR THE PERIOD.

o ENERGY AND HEALTH CARE STOCKS WERE THE FUND'S BEST PERFORMERS, WITH ADDITIONAL CONTRIBUTIONS FROM FINANCIAL STOCKS.

                CLASS A SHARES                  RUSSELL 3000
                    13.62%                          INDEX
                                                   14.57%

                              artwork: 2 arrows up

                                   OBJECTIVE
                                Seeks long-term
                                     growth

                                TOTAL NET ASSETS
                                 $768.4 million

MANAGEMENT STYLE
artwork: Equity Style: Blend
         Size: Large

end sidebar


The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.


SECTORS AS OF 09/30/05 (%)
   FINANCIALS                  18.6
   INFORMATION TECHNOLOGY      17.0
   HEALTH CARE                 16.9
   ENERGY                      11.7
   CONSUMER DISCRETIONARY      10.4
   CONSUMER STAPLES             8.5
   INDUSTRIALS                  7.7
   MATERIALS                    5.0
   UTILITIES                    2.3
   TELECOMMUNICATION SERVICES   1.9

TOP 10 HOLDINGS AS OF 09/30/05 (%)
   EXXON MOBIL                  2.9
   MICROSOFT                    1.9
   CITIGROUP                    1.7
   SCHLUMBERGER                 1.7
   JOHNSON & JOHNSON            1.5
   MEDTRONIC                    1.5
   NOVARTIS                     1.4
   GENERAL ELECTRIC             1.4
   AMERICAN INTERNATIONAL GROUP 1.3
   NEWFIELD EXPLORATION         1.3


Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

UNDERSTANDING YOUR EXPENSES
                                                    COLUMBIA YOUNG INVESTOR FUND

sidebar

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611.

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE.

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6.

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD.

end sidebar

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05
---------------------------------------------------------------------------------------------------------------------------
               ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID              FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)          EXPENSE RATIO (%)
              ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
 CLASS A     1,000.00     1,000.00        1,052.59     1,018.31           6.94         6.82                  1.35
---------------------------------------------------------------------------------------------------------------------------
 CLASS B     1,000.00     1,000.00        1,049.28     1,014.80           10.52        10.35                 2.05
---------------------------------------------------------------------------------------------------------------------------
 CLASS C     1,000.00     1,000.00        1,049.28     1,014.80           10.52        10.35                 2.05
---------------------------------------------------------------------------------------------------------------------------
 CLASS Z     1,000.00     1,000.00        1,059.47     1,025.07           5.64         5.54                  1.09
---------------------------------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by (365.)

Had the Investment Advisor/Transfer Agent not waived or reimbursed a portion of class A, B, C and Z shares' expenses, total return would have been reduced.

Had the distributor not waived a portion of class A shares' distribution fee, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.


COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE

                                                    COLUMBIA YOUNG INVESTOR FUND

sidebar

SUMMARY
FOR THE 12-MONTH PERIOD ENDED
SEPTEMBER 30, 2005

o DESPITE BOUTS OF VOLATILITY, THE BROAD STOCK MARKET GENERATED A DOUBLE-DIGIT RETURN FOR THE PERIOD. THE S&P 500 INDEX RETURNED 12.25%. AS THE ECONOMY EXPANDED, SMALL-CAP STOCKS OUTPERFORMED LARGE-CAP STOCKS, AS MEASURED BY THE RUSSELL 2000 INDEX.


               S&P 500 INDEX                    RUSSELL 2000 INDEX
                  12.25%                              17.95%
                              artwork: 2 arrows up

o INVESTMENT-GRADE BONDS CHALKED UP MODEST GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX.

               LEHMAN INDEX                     MERRILL LYNCH INDEX
                   2.80%                               6.69%
                              artwork: 2 arrows up

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

emd sidebar

The US economy moved ahead at a healthy pace during the 12-month period that began October 1, 2004 and ended September 30, 2005. Gross domestic product (GDP) expanded at an annualized rate of 3.8% as job growth helped sustain consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita, which disrupted the labor market near the end of the period. During the first 11 months of the period, the economy added an average of 185,000 new jobs each month. In September, 8,000 jobs were lost as a direct result of the Gulf Coast floods, and the unemployment rate rose from 4.9% to 5.1%. However, the number of jobs lost was lower than originally estimated - and considerably lower than expected.

Energy prices weighed on economic growth as the period wore on. The first signs of relief came in September as the price of crude oil retreated from a record high of $69.81 a barrel. Signs of slower growth cropped up in retail spending. And, consumer confidence readings dipped in July and fell sharply in September. The decline was the largest in 25 years, according to the University of Michigan's monthly survey.

Despite these setbacks, the latest data on the economy suggest that it has retained momentum. Manufacturing activity remained strong, and business activity in non-manufacturing industries continued to expand, although the pace slowed in September.

DESPITE VOLATILITY, STOCKS MOVED AHEAD

The S&P 500 Index--a broad measure of large company stock market performance--returned 12.25% for this reporting period. The double-digit gain masked considerable volatility. Early in the period, stocks rallied after the presidential election then again in response to positive economic news midway through the period and in the aftermath of two hurricanes. These rallies, however, alternated with declines linked to higher energy prices, rising interest rates and weakening consumer confidence. Small- and mid-cap stocks outperformed large-cap stocks. Value stocks led growth stocks except among small caps, where growth gained a small advantage over value.

BONDS DELIVERED MODEST GAINS

The US bond market delivered positive but modest returns despite steadily rising short-term interest rates and higher long-term rates in the final months of the period. Interest rates and bond prices move in opposite directions. The Lehman Brothers Aggregate Bond Index, a broad measure of the performance of investment-grade bonds returned 2.80% for the 12-month period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at just over 4.3%--slightly higher than where it started the period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 6.69%.

SHORT-TERM INTEREST RATES MOVED HIGHER

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.75% to 3.75% during the period. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, Fed Chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006.

PORTFOLIO MANAGER'S REPORT
                                                    COLUMBIA YOUNG INVESTOR FUND

sidebar

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

NET ASSET VALUE PER SHARE
AS OF 09/30/05 ($)
   CLASS A                     13.21
   CLASS B                     12.98
   CLASS C                     12.99
   CLASS Z                     11.52

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 09/30/05 ($)
   CLASS A                     0.06
   CLASS B                     0.00
   CLASS C                     0.00
   CLASS Z                     0.05

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/05 (%)
   EXXON MOBIL                  2.9
   AMERADA HESS                 1.2
   HUMANA                       1.2
   COVENTRY HEALTH CARE         1.0
   PFIZER                       1.2
   GAP                          0.5
   MITSUBISHI TOKYO FINANCIAL
     GROUP                      1.4
   MIZUHO FINANCIAL GROUP       1.2
   AVON PRODUCTS                0.6
   ESTEE LAUDER COS.            0.4
   COLGATE-PALMOLIVE            1.0
   MARVELL TECHNOLOGY GROUP     0.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

end sidebar


HOW DID THE FUND PERFORM?

During the 12-month period ended September 30, 2005, the fund's class A shares returned 13.62% (without sales charges) slightly underperforming its benchmark the Russell 3000 Index which returned 14.57%. The fund's performance was better than the 13.17% average return of funds in its peer group, the Morningstar(R) Large Blend Category.1

Which sectors had the greatest positive impact on the fund's performance during the period?

Several sectors, including energy, healthcare, consumer discretionary, financials and materials, made a positive contribution to the fund's relative performance. Throughout the reporting period a recurring theme in the news was the rising price of crude oil. We believe that emerging markets - like India and China - have propelled the demand for energy and raw materials, and companies in these sectors benefited as prices were driven upward by increased demand and limited supply. While the jump in oil prices hurt consumers, it helped oil producers. In the energy sector, the fund benefited from its investments in Exxon Mobil and Amerada Hess and the sector overall was a solid contributor to performance.

The fund's health care investments also contributed to performance. Among the fund's strong performers in the health care sector were Humana and Coventry Health Care. Not all of the fund's health care stocks did well. Pfizer's share price declined as investors worried about the impact of upcoming patent expirations, as well as the risks associated with a popular pain management drug. In addition, the fund's investment in Pharmion was a disappointment and detracted from the fund's return. We sold the stock.

In the consumer discretionary sector, Abercrombie & Fitch was a standout performer. However, within the context of a broader effort to reduce the portfolio's exposure to a potential slowdown in consumer demand, we took advantage of the stock's strong performance and sold our position. By contrast, Gap and PETsMART detracted from the fund's return. We held onto Gap but sold PETsMART.

While financial stocks trailed the broader market due to concerns over rising interest rates, some of our investments in the sector were strong. The fund benefited from its investments in Japanese banks, Mitsubishi Tokyo Financial Group and Mizuho Financial Group.

WHICH SECTORS HURT PERFORMANCE?

Consumer staples, industrials, technology, telecom services and utilities, all detracted from fund returns. Avon Products, a global cosmetics company, struggled with sales in important overseas markets and the stock detracted from returns. The fund's investment in Estee Lauder Cos. was also a disappointment and the stock detracted from returns. However, both Chiquita Brands International and Colgate-Palmolive were strong


1 (C)2005, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

     Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

COLUMBIA YOUNG INVESTOR FUND

sidebar

DID YOU KNOW?

Consumer stocks fall into two broad categories. Consumer discretionary stocks include all types of retail stores, media companies, hotels and restaurants. They reflect the consumer's optional spending--those purchases that are not essential. These companies can or typically thrive when economic growth is strong, but they can pull back when the economy weakens and consumers become more careful with their spending. By contrast, the consumer staples sector includes companies that make and market products that consumers consider essentials, such as food, beverages, drugs and personal care products. These companies may not look very exciting when economic growth is strong, but investors tend to favor them in lean economic times on the theory that consumers still need to eat and do the laundry.

end sidebar


performers for the fund. We sold Chiquita Brands International but held onto Colgate-Palmolive. In addition, the fund's investments in the industrial sector overall were a disappointment and several stocks were sold, including Honeywell International and Emerson Electric.

Within technology, the fund benefited from its investments in Marvell Technology Group, a company that makes integrated circuits, and Autodesk, which makes design and drafting software for businesses. We held onto Marvell Technology Group but sold Autodesk, taking profits. On the downside, Diebold and InfoSpace detracted from portfolio returns and were sold.

WHAT IS YOUR STRATEGY GOING FORWARD?

We believe that the economy could be entering the mature phase of its current cycle. With that in mind, we plan to seek out companies that have demonstrated the ability to maintain steady growth independent of the economy. We plan to focus on large companies and de-emphasize small and mid-sized companies. In addition, we have increased the fund's investments in markets outside the United States. We plan to continue to evaluate overseas markets for investment opportunities, seeking the reasonably priced stocks of companies with the opportunity to benefit from compelling growth trends.

Photo of: Emil A. Gjester

Emil A. Gjester has managed Columbia Young Investor Fund since May 2005.

/s/ Emil A. Gjester



Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND

                                               A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                      INVESTMENT PORTFOLIO     The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

------------------------------------------------------------------------------------------------------------------------------------
       STATEMENT OF ASSETS AND LIABILITIES     This statement details the fund's  assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses)
                                               from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

------------------------------------------------------------------------------------------------------------------------------------
                   STATEMENT OF OPERATIONS     This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

------------------------------------------------------------------------------------------------------------------------------------
        STATEMENT OF CHANGES IN NET ASSETS     This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period.
                                               The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

------------------------------------------------------------------------------------------------------------------------------------
             NOTES TO FINANCIAL STATEMENTS     These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

------------------------------------------------------------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND

COMMON STOCKS - 95.4%
CONSUMER DISCRETIONARY - 10.0%                                                                             SHARES     VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                    AUTO COMPONENTS - 0.4%        Nokian Renkaat Oyj                                      120,000     2,846,624
                                                                                            Auto Components Total     2,846,624
                                                  -----------------------------------------------------------------------------
      DIVERSIFIED CONSUMER SERVICES - 0.7%        Career Education Corp. (a)                              150,000     5,334,000
                                                                              Diversified Consumer Services Total     5,334,000
                                                  -----------------------------------------------------------------------------
      HOTELS, RESTAURANTS & LEISURE - 1.5%        McDonald's Corp.                                         50,000     1,674,500
                                                  Starbucks Corp. (a)                                      90,000     4,509,000
                                                  Yum! Brands, Inc.                                       110,000     5,325,100
                                                                              Hotels, Restaurants & Leisure Total    11,508,600
                                                  -----------------------------------------------------------------------------
          INTERNET & CATALOG RETAIL - 0.4%        eBay, Inc. (a)                                           80,000     3,296,000
                                                                                  Internet & Catalog Retail Total     3,296,000
                                                  -----------------------------------------------------------------------------
       LEISURE EQUIPMENT & PRODUCTS - 0.5%        Amer Sports Oyj                                          24,238       463,312
                                                  Marvel Enterprise, Inc. (a)                             200,000     3,574,000
                                                                               Leisure Equipment & Products Total     4,037,312
                                                  -----------------------------------------------------------------------------
                              MEDIA - 3.8%        Grupo Televisa SA, ADR                                   14,200     1,018,282
                                                  Liberty Global, Inc., Class A (a)                        40,000     1,083,200
                                                  Liberty Global, Inc., Class C (a)                        40,000     1,030,000
                                                  McClatchy Co., Class A                                   67,800     4,422,594
                                                  McGraw-Hill Companies, Inc.                              67,458     3,240,682
                                                  News Corp., Class B                                     170,000     2,805,000
                                                  Pixar (a)                                                75,000     3,338,250
                                                  R.H. Donnelley Corp. (a)                                 97,700     6,180,502
                                                  Time Warner, Inc.                                       230,000     4,165,300
                                                  Viacom, Inc., Class B                                    50,000     1,650,500
                                                                                                      Media Total    28,934,310
                                                  -----------------------------------------------------------------------------
                   MULTILINE RETAIL - 0.2%        Federated Department Stores, Inc.                        25,000     1,671,750
                                                                                           Multiline Retail Total     1,671,750
                                                  -----------------------------------------------------------------------------
                   SPECIALTY RETAIL - 1.9%        Barnes & Noble, Inc.                                    110,000     4,147,000
                                                  Gap, Inc.                                               200,000     3,486,000
                                                  Home Depot, Inc.                                        175,000     6,674,500
                                                                                           Specialty Retail Total    14,307,500
                                                  -----------------------------------------------------------------------------
   TEXTILES, APPAREL & LUXURY GOODS - 0.6%        NIKE, Inc., Class B                                      55,000     4,492,400
                                                                           Textiles, Apparel & Luxury Goods Total     4,492,400
                                                                                                                   ------------
                                                                                     CONSUMER DISCRETIONARY TOTAL    76,428,496
CONSUMER STAPLES - 8.2%
------------------------------------------        -----------------------------------------------------------------------------
                          BEVERAGES - 1.6%        Coca-Cola Co.                                           200,000     8,638,000
                                                  PepsiCo, Inc.                                            71,032     4,028,225
                                                                                                  Beverages Total    12,666,225
                                                  -----------------------------------------------------------------------------
           FOOD & STAPLES RETAILING - 0.6%        Walgreen Co.                                            100,000     4,345,000
                                                                                   Food & Staples Retailing Total     4,345,000
                                                  -----------------------------------------------------------------------------

See Accompanying Notes to Financial Statements.

                                       8

SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND

COMMON STOCKS - (CONTINUED)
CONSUMER STAPLES - (CONTINUED)
                                                                                                          SHARES      VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                      FOOD PRODUCTS - 2.6%        Nestle SA, Registered Shares                             27,000     7,912,558
                                                  Smithfield Foods, Inc. (a)                               65,000     1,929,200
                                                  Unilever NV, NY Registered Shares                        60,000     4,287,000
                                                  Wrigley (Wm.) Jr. Co.                                    80,000     5,750,400
                                                                                              Food Products Total    19,879,158
                                                  -----------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS - 2.4%
                                                  Colgate-Palmolive Co.                                   141,800     7,485,622
                                                  Kimberly-Clark Corp.                                     30,000     1,785,900
                                                  Procter & Gamble Co.                                    150,000     8,919,000
                                                                                         Household Products Total    18,190,522
                                                  -----------------------------------------------------------------------------
                  PERSONAL PRODUCTS - 1.0%
                                                  Avon Products, Inc.                                     175,000     4,725,000
                                                  Estee Lauder Cos., Inc., Class A                         80,000     2,786,400
                                                                                          Personal Products Total     7,511,400
                                                                                                                   ------------
                                                                                           CONSUMER STAPLES TOTAL    62,592,305
ENERGY - 11.2%
------------------------------------------        -----------------------------------------------------------------------------
        ENERGY EQUIPMENT & SERVICES - 3.1%        Cooper Cameron Corp. (a)                                 35,000     2,587,550
                                                  National-Oilwell Varco, Inc. (a)                         40,000     2,632,000
                                                  Schlumberger Ltd.                                       151,900    12,817,322
                                                  TGS Nopec Geophysical Co., ASA (a)                       60,000     2,561,236
                                                  Veritas DGC, Inc. (a)                                    90,000     3,295,800
                                                                                Energy Equipment & Services Total    23,893,908
                                                  -----------------------------------------------------------------------------
        OIL, GAS & CONSUMABLE FUELS - 8.1%        Amerada Hess Corp.                                       67,500     9,281,250
                                                  BP PLC, ADR                                              75,000     5,313,750
                                                  Chevron Corp.                                            85,000     5,502,050
                                                  ConocoPhillips                                          118,600     8,291,326
                                                  Exxon Mobil Corp.                                       350,000    22,239,000
                                                  Newfield Exploration Co. (a)                            200,000     9,820,000
                                                  Plains Exploration & Production Co. (a)                  40,000     1,712,800
                                                                                Oil, Gas & Consumable Fuels Total    62,160,176
                                                                                                                   ------------
                                                                                                     ENERGY TOTAL    86,054,084
FINANCIALS - 17.7%
------------------------------------------        -----------------------------------------------------------------------------
                    CAPITAL MARKETS - 2.5%        Bank of New York Co., Inc.                               83,517     2,456,235
                                                  Federated Investors, Inc., Class B                       50,000     1,661,500
                                                  Lazard Ltd., Class A                                     40,000     1,012,000
                                                  Merrill Lynch & Co., Inc.                                75,383     4,624,747
                                                  Morgan Stanley                                          110,000     5,933,400
                                                  Nomura Holdings, Inc., ADR                              220,000     3,418,800
                                                                                            Capital Markets Total    19,106,682
                                                  -----------------------------------------------------------------------------
                   COMMERCIAL BANKS - 6.1%        City National Corp.                                      55,400     3,882,986
                                                  HSBC Holdings PLC, ADR                                   80,000     6,498,400
                                                  ICICI Bank Ltd., ADR                                    100,000     2,825,000
                                                  Mitsubishi Tokyo Financial Group, Inc.                      600     7,951,083
                                                  Mitsubishi Tokyo Financial Group, Inc., ADR             200,000     2,606,000
                                                  Mizuho Financial Group, Inc.                              1,400     8,974,774
                                                  U.S. Bancorp                                            160,000     4,492,800



                                 See Accompanying Notes to Financial Statements.

                                        9


SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)
                                                                                                          SHARES      VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
            COMMERCIAL BANKS - (CONTINUED)        Wachovia Corp.                                           80,000     3,807,200
                                                  Wells Fargo & Co.                                        99,831     5,847,102
                                                                                           Commercial Banks Total    46,885,345
                                                  -----------------------------------------------------------------------------
                   CONSUMER FINANCE - 1.9%        American Express Co.                                    140,000     8,041,600
                                                  SLM Corp.                                               121,000     6,490,440
                                                                                           Consumer Finance Total    14,532,040
                                                  -----------------------------------------------------------------------------
     DIVERSIFIED FINANCIAL SERVICES - 3.1%        Citigroup, Inc.                                         290,000    13,200,800
                                                  JPMorgan Chase & Co.                                    170,000     5,768,100
                                                  Principal Financial Group, Inc.                         100,000     4,737,000
                                                                             Diversified Financial Services Total    23,705,900
                                                  -----------------------------------------------------------------------------
                          INSURANCE - 4.1%        American International Group, Inc.                      167,291    10,365,350
                                                  Berkshire Hathaway, Inc., Class B (a)                     3,200     8,739,200
                                                  Chubb Corp.                                              25,865     2,316,211
                                                  First American Corp.                                     50,000     2,283,500
                                                  Fuji Fire & Marine Insurance Co., Ltd.                  250,000       957,789
                                                  Lincoln National Corp.                                  100,000     5,202,000
                                                  SAFECO Corp.                                             40,000     2,135,200
                                                                                                  Insurance Total    31,999,250
                                                                                                                   ------------
                                                                                                 FINANCIALS TOTAL   136,229,217
HEALTH CARE - 16.1%
------------------------------------------        -----------------------------------------------------------------------------
                      BIOTECHNOLOGY - 2.1%        Abgenix, Inc. (a)                                       100,000     1,268,000
                                                  Amgen, Inc. (a)                                         100,000     7,967,000
                                                  Applera Corp. - Applied Biosystems Group                 75,000     1,743,000
                                                  Biogen Idec, Inc. (a)                                    57,500     2,270,100
                                                  Millennium Pharmaceuticals, Inc. (a)                    125,000     1,166,250
                                                  Qiagen NV (a)                                           130,000     1,695,200
                                                                                              Biotechnology Total    16,109,550
                                                  -----------------------------------------------------------------------------
   HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%        Adeza Biomedical Corp. (a)                              150,000     2,611,500
                                                  DENTSPLY International, Inc.                             50,000     2,701,000
                                                  Hospira, Inc. (a)                                       100,000     4,097,000
                                                  Medtronic, Inc.                                         214,300    11,490,766
                                                  Thermo Electron Corp. (a)                               145,000     4,480,500
                                                  Zimmer Holdings, Inc. (a)                                50,000     3,444,500
                                                                           Health Care Equipment & Supplies Total    28,825,266
                                                  -----------------------------------------------------------------------------
   HEALTH CARE PROVIDERS & SERVICES - 4.9%
                                                  Cardinal Health, Inc.                                   110,000     6,978,400
                                                  Coventry Health Care, Inc. (a)                           85,000     7,311,700
                                                  Humana, Inc. (a)                                        200,000     9,576,000
                                                  IMS Health, Inc.                                        143,100     3,601,827
                                                  LifePoint Hospitals, Inc. (a)                            50,000     2,186,500
                                                  Medco Health Solutions, Inc. (a)                         60,000     3,289,800
                                                  Patterson Companies, Inc. (a)                            80,000     3,202,400
                                                  Tenet Healthcare Corp. (a)                              150,000     1,684,500
                                                                           Health Care Providers & Services Total    37,831,127
                                                  -----------------------------------------------------------------------------


See Accompanying Notes to Financial Statements.

                                       10


SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)
                                                                                                          SHARES      VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                    PHARMACEUTICALS - 5.3%        Bristol-Myers Squibb Co.                                109,539     2,635,508
                                                  Gedeon Richter Ltd.                                      11,000     1,981,129
                                                  Johnson & Johnson                                       181,670    11,496,078
                                                  Novartis AG, ADR                                        217,993    11,117,643
                                                  Pfizer, Inc.                                            375,000     9,363,750
                                                  Schering-Plough Corp.                                   150,000     3,157,500
                                                  Valeant Pharmaceuticals International                    60,000     1,204,800
                                                                                            Pharmaceuticals Total    40,956,408
                                                                                                                   ------------
                                                                                                HEALTH CARE TOTAL   123,722,351
INDUSTRIALS - 7.3%
------------------------------------------        -----------------------------------------------------------------------------
                AEROSPACE & DEFENSE - 0.7%        United Technologies Corp.                                99,640     5,165,338
                                                                                        Aerospace & Defense Total     5,165,338
                                                  -----------------------------------------------------------------------------
            AIR FREIGHT & LOGISTICS - 1.4%        United Parcel Service, Inc., Class B                    130,000     8,986,900
                                                  Yamato Transport Co., Ltd.                              100,000     1,651,380
                                                                                    Air Freight & Logistics Total    10,638,280
                                                  -----------------------------------------------------------------------------
                           AIRLINES - 0.5%        Alaska Air Group, Inc. (a)                               50,200     1,458,812
                                                  Southwest Airlines Co.                                  175,000     2,598,750
                                                                                                   Airlines Total     4,057,562
                                                  -----------------------------------------------------------------------------
                  BUILDING PRODUCTS - 0.3%        Assa Abloy AB                                           175,000     2,472,083
                                                                                          Building Products Total     2,472,083
                                                  -----------------------------------------------------------------------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%        Waste Management, Inc.                                   75,237     2,152,531
                                                                             Commercial Services & Supplies Total     2,152,531
                                                  -----------------------------------------------------------------------------
           INDUSTRIAL CONGLOMERATES - 2.4%        3M Co.                                                   30,000     2,200,800
                                                  General Electric Co.                                    310,000    10,437,700
                                                  Siemens AG, ADR                                          75,000     5,799,750
                                                                                   Industrial Conglomerates Total    18,438,250
                                                  -----------------------------------------------------------------------------
                          MACHINERY - 0.8%        Deere & Co.                                              75,000     4,590,000
                                                  Eaton Corp.                                              20,000     1,271,000
                                                  Illinois Tool Works, Inc.                                10,000       823,300
                                                                                                  Machinery Total     6,684,300
                                                  -----------------------------------------------------------------------------
                             MARINE - 0.9%        A.P. Moller - Maersk A/S                                    500     5,108,057
                                                  Finnlines Oyj                                            90,000     1,581,444
                                                                                                     Marine Total     6,689,501
                                                                                                                   ------------
                                                                                                INDUSTRIALS TOTAL    56,297,845
INFORMATION TECHNOLOGY - 16.2%
------------------------------------------        -----------------------------------------------------------------------------
           COMMUNICATIONS EQUIPMENT - 2.9%        Avaya, Inc. (a)                                         260,000     2,678,000
                                                  Cisco Systems, Inc. (a)                                 409,700     7,345,921
                                                  Corning, Inc. (a)                                       200,000     3,866,000
                                                  Nokia Oyj, ADR                                          190,000     3,212,900
                                                  Plantronics, Inc.                                        60,000     1,848,600
                                                  Tandberg ASA                                            250,000     3,350,033
                                                                                   Communications Equipment Total    22,301,454


                                 See Accompanying Notes to Financial Statements.

                                       11


SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY- (CONTINUED)
                                                                                                          SHARES      VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
            COMPUTERS & PERIPHERALS - 2.4%        Apple Computer, Inc. (a)                                 30,000     1,608,300
                                                  Dell, Inc. (a)                                          180,000     6,156,000
                                                  Hewlett-Packard Co.                                     100,000     2,920,000
                                                  International Business Machines Corp.                    44,062     3,534,654
                                                  NCR Corp. (a)                                            60,000     1,914,600
                                                  Synaptics, Inc. (a)                                     135,000     2,538,000
                                                                                    Computers & Peripherals Total    18,671,554
                                                  -----------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%        Murata Manufacturing Co., Ltd.                           60,000     3,364,022
                                                  Symbol Technologies, Inc.                                80,000       774,400
                                                                         Electronic Equipment & Instruments Total     4,138,422
                                                  -----------------------------------------------------------------------------
       INTERNET SOFTWARE & SERVICES - 0.7%        Google, Inc., Class A (a)                                 5,000     1,582,300
                                                  Yahoo!, Inc. (a)                                        120,000     4,060,800
                                                                               Internet Software & Services Total     5,643,100
                                                  -----------------------------------------------------------------------------
                        IT SERVICES - 1.8%        Accenture Ltd., Class A                                  80,000     2,036,800
                                                  First Data Corp.                                        100,000     4,000,000
                                                  Infosys Technologies Ltd., ADR                           45,000     3,342,600
                                                  Paychex, Inc.                                           128,000     4,746,240
                                                                                                IT Services Total    14,125,640
                                                  -----------------------------------------------------------------------------
                 OFFICE ELECTRONICS - 0.3%        Zebra Technologies Corp., Class A (a)                    65,000     2,540,850
                                                                                         Office Electronics Total     2,540,850
                                                  -----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%   Altera Corp. (a)                                        145,000     2,770,950
                                                  Analog Devices, Inc.                                    117,500     4,363,950
                                                  Applied Materials, Inc.                                 100,000     1,696,000
                                                  Intel Corp.                                             290,000     7,148,500
                                                  Marvell Technology Group Ltd. (a)                       108,300     4,993,713
                                                  Samsung Electronics Co., Ltd., GDR (b)                   34,000     9,673,000
                                                  Xilinx, Inc.                                             75,000     2,088,750
                                                                   Semiconductors & Semiconductor Equipment Total    32,734,863
                                                  -----------------------------------------------------------------------------
                           SOFTWARE - 3.2%        Adobe Systems, Inc. (a)                                  75,000     2,238,750
                                                  Electronic Arts, Inc. (a)                                70,000     3,982,300
                                                  Microsoft Corp.                                         566,239    14,569,329
                                                  Oracle Corp. (a)                                        100,000     1,239,000
                                                  SAP AG, ADR                                              35,000     1,516,550
                                                  Wind River Systems, Inc. (a)                             50,000       646,500
                                                                                                   Software Total    24,192,429
                                                                                                                   ------------
                                                                                     INFORMATION TECHNOLOGY TOTAL   124,348,312
MATERIALS - 4.7%
------------------------------------------        -----------------------------------------------------------------------------
                          CHEMICALS - 1.1%        E.I. du Pont de Nemours & Co.                            60,000     2,350,200
                                                  Monsanto Co.                                             40,000     2,510,000
                                                  Potash Corp. of Saskatchewan, Inc.                       37,000     3,452,840
                                                                                                  Chemicals Total     8,313,040
                                                  -----------------------------------------------------------------------------
             CONSTRUCTION MATERIALS - 0.4%        Vulcan Materials Co.                                     40,000     2,968,400
                                                                                     Construction Materials Total     2,968,400


See Accompanying Notes to Financial Statements.

                                       12


SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND
COMMON STOCKS - (CONTINUED)
MATERIALS - (CONTINUED)
                                                                                                          SHARES      VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                    METALS & MINING - 1.9%        Alcoa, Inc.                                             125,000     3,052,500
                                                  Mittal Steel Co. NV, Class A (a)                        100,000     2,880,000
                                                  Newmont Mining Corp.                                     92,500     4,363,225
                                                  Phelps Dodge Corp.                                       32,000     4,157,760
                                                  Placer Dome, Inc.                                        35,000       600,250
                                                                                            Metals & Mining Total    15,053,735
                                                  -----------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS - 1.3%        Potlatch Corp.                                          106,800     5,566,416
                                                  Votorantim Celulose e Papel SA, ADR                     210,000     2,814,000
                                                  Weyerhaeuser Co.                                         25,000     1,718,750
                                                                                    Paper & Forest Products Total    10,099,166
                                                                                                                   ------------
                                                                                                  MATERIALS TOTAL    36,434,341
TELECOMMUNICATION SERVICES - 1.8%
------------------------------------------        -----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%     BellSouth Corp.                                         107,676     2,831,879
                                                  CenturyTel, Inc.                                        100,000     3,498,000
                                                  SBC Communications, Inc.                                100,000     2,397,000
                                                  PT Telekomunikasi Indonesia, ADR                        110,000     2,289,100
                                                                     Diversified Telecommunication Services Total    11,015,979
                                                  -----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.4%        Vodafone Group PLC, ADR                                 105,000     2,726,850
                                                                        Wireless Telecommunication Services Total     2,726,850
                                                                                                                   ------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL    13,742,829
UTILITIES - 2.2%
------------------------------------------        -----------------------------------------------------------------------------
                 ELECTRIC UTILITIES - 0.7%        Entergy Corp.                                            44,000     3,270,080
                                                  Exelon Corp.                                             35,000     1,870,400
                                                                                         Electric Utilities Total     5,140,480
                                                  -----------------------------------------------------------------------------
              INDEPENDENT POWER PRODUCERS
                   & ENERGY TRADERS - 0.6%        Constellation Energy Group, Inc.                         75,000     4,620,000
                                                               Independent Power Producers & Energy Traders Total     4,620,000
                                                  -----------------------------------------------------------------------------
                    MULTI-UTILITIES - 0.9%        Dominion Resources, Inc.                                 65,000     5,599,100
                                                  PG&E Corp.                                               41,078     1,612,311
                                                                                            Multi-Utilities Total     7,211,411
                                                                                                                   ------------
                                                                                                  UTILITIES TOTAL    16,971,891
                                                  TOTAL COMMON STOCKS
                                                  (COST OF $605,167,747)                                            732,821,671


                                 See Accompanying Notes to Financial Statements.

                                       13


                                                    COLUMBIA YOUNG INVESTOR FUND
SHORT-TERM OBLIGATION - 4.2%
                                                                                                         PAR ($)      VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                                                  Repurchase agreement with State Street Bank & Trust Co.,
                                                  dated 09/30/05, due 10/03/05 at 3.150%, collateralized
                                                  by U.S. Treasury Notes with various maturities to
                                                  06/15/09, market value of $33,073,606 (repurchase
                                                  proceeds $32,430,511)                                32,422,000    32,422,000

                                                  TOTAL SHORT-TERM OBLIGATION
                                                  (COST OF $32,422,000)                                              32,422,000


                                                  TOTAL INVESTMENTS - 99.6%
                                                  (COST OF $637,589,747) (C)                                        765,243,671

                                                  OTHER ASSETS & LIABILITIES, NET - 0.4%                              3,206,059

                                                  NET ASSETS - 100.0%                                               768,449,730


NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the value of this security, which is not illiquid, represents 1.3% of net assets.

(c)  Cost for federal income tax purposes is $638,300,120.

The Fund invested in the following countries at September 30, 2005:

  SUMMARY OF SECURITIES BY COUNTRY (UNAUDITED)    VALUE   % OF TOTAL INVESTMENTS
  --------------------------------------------    -----   ----------------------
  United States*                             $624,162,930           81.6%
  Japan                                       (28,923,828)          (3.8)
  Netherlands                                 (21,679,522)          (2.8)
  Switzerland                                 (19,030,201)          (2.5)
  United Kingdom                              (14,539,000)          (1.9)
  South Korea                                  (9,673,000)          (1.3)
  Finland                                      (8,104,279)          (1.0)
  Germany                                      (7,316,300)          (0.9)
  India                                        (6,167,600)          (0.8)
  Norway                                       (5,911,270)          (0.8)
  Denmark                                      (5,108,057)          (0.7)
  Canada                                       (4,053,090)          (0.5)
  Brazil                                       (2,814,000)          (0.4)
  Sweden                                       (2,472,083)          (0.3)
  Indonesia                                    (2,289,100)          (0.3)
  Hungary                                      (1,981,129)          (0.3)
  Mexico                                       (1,018,282)          (0.1)
                                             ------------          ------
                                             $765,243,671          100.0%
                                             ============          ======

  *Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

    ACRONYM                   NAME
    -------                   ----
      ADR         American Depositary Receipt
      GDR          Global Depositary Receipt

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND

                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                              637,589,747
                                                                                                                   ------------
                                                  Investments, at value                                             765,243,671
                                                  Cash                                                                      719
                                                  Receivable for:
                                                    Investments sold                                                 12,272,650
                                                    Fund shares sold                                                     37,696
                                                    Interest                                                              2,837
                                                    Dividends                                                           528,132
                                                    Foreign tax reclaims                                                  3,037
                                                  Expense reimbursement due from Investment Advisor                     106,118
                                                  Deferred Trustees' compensation plan                                   26,209
                                                                                                                   ------------
                                                                                                     Total Assets   778,221,069
                                                  -----------------------------------------------------------------------------
                               LIABILITIES        Payable for:
                                                    Investments purchased                                             8,183,501
                                                    Fund shares repurchased                                             407,963
                                                    Investment advisory fee                                             366,942
                                                    Administration fee                                                  114,913
                                                    Transfer agent fee                                                  413,275
                                                    Pricing and bookkeeping fees                                         16,136
                                                    Trustees' fees                                                        2,494
                                                    Custody fee                                                             632
                                                    Reports to shareholders                                             169,997
                                                    Distribution and service fees                                        30,391
                                                    Chief compliance officer expenses and fees                            1,789
                                                  Deferred Trustees' fees                                                26,209
                                                  Other liabilities                                                      37,097
                                                                                                                   ------------
                                                                                                Total Liabilities     9,771,339

                                                                                                       NET ASSETS   768,449,730
                                                  -----------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS        Paid-in capital                                                   760,242,041
                                                  Undistributed net investment income                                 2,066,681
                                                  Accumulated net realized loss                                    (121,506,604)
                                                  Net unrealized appreciation (depreciation) on:
                                                    Investments                                                     127,653,924
                                                    Foreign currency translations                                        (6,312)

                                                                                                       NET ASSETS   768,449,730
                                                  -----------------------------------------------------------------------------
                                   CLASS A        Net assets                                                         90,537,894
                                                  Shares outstanding                                                  6,853,093
                                                  Net asset value per share                                               13.21(a)
                                                  Maximum offering price per share ($13.21/0.9425)                        14.02(b)
                                                  -----------------------------------------------------------------------------
                                   CLASS B        Net assets                                                          5,693,168
                                                  Shares outstanding                                                    438,576
                                                  Net asset value and offering price per share                            12.98(a)
                                                  -----------------------------------------------------------------------------
                                   CLASS C        Net assets                                                            832,787
                                                  Shares outstanding                                                     64,129
                                                  Net asset value and offering price per share                            12.99(a)
                                                  -----------------------------------------------------------------------------
                                   CLASS Z        Net assets                                                        671,385,881
                                                  Shares outstanding                                                 58,268,302
                                                  Net asset value, offering and redemption price per share                11.52

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND
                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                          12,896,598
                                                  Interest                                                              634,197
                                                                                                                    -----------
                                                   Total Investment Income (net of foreign taxes withheld
                                                      of $66,768)                                                    13,530,795
                                                  -----------------------------------------------------------------------------
                                  EXPENSES        Investment advisory fee                                             4,572,029
                                                  Administration fee                                                  1,429,281
                                                  Distribution fee:
                                                    Class A                                                              93,573
                                                    Class B                                                              44,651
                                                    Class C                                                               5,956
                                                  Service fee:
                                                    Class A                                                             233,933
                                                    Class B                                                              14,884
                                                    Class C                                                               1,984
                                                  Transfer agent fee:
                                                    Class A                                                             659,789
                                                    Class B                                                              41,977
                                                    Class C                                                               5,601
                                                    Class Z                                                           4,836,520
                                                  Pricing and bookkeeping fees                                          209,814
                                                  Trustees' fees                                                         26,136
                                                  Custody fee                                                            57,315
                                                  Chief compliance officer expenses and fees (See Note 4)                 7,563
                                                  Non-recurring costs (See Note 9)                                       12,548
                                                  Other expenses                                                        535,049
                                                                                                                    -----------
                                                   Total Expenses                                                    12,788,603
                                                  Fees and expenses waived or
                                                  reimbursed by Investment
                                                  Advisor/Transfer Agent:
                                                    Class A                                                            (538,014)
                                                    Class B                                                             (31,229)
                                                    Class C                                                              (4,218)
                                                    Class Z                                                          (3,266,059)
                                                  Fees waived by Distributor-Class A                                    (46,787)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 9)        (12,548)
                                                  Custody earnings credit                                                (3,725)
                                                                                                                    -----------
                                                   Net Expenses                                                       8,886,023
                                                                                                                    -----------
                                                  Net Investment Income                                               4,644,772
                                                  -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS)         Net realized gain (loss) on:
       ON INVESTMENTS AND FOREIGN CURRENCY          Investments                                                      62,838,956
                                                    Foreign currency transactions                                       (27,606)
                                                                                                                    -----------
                                                   Net realized gain                                                 62,811,350
                                                  Net change in unrealized appreciation (depreciation) on:
                                                    Investments                                                      35,066,802
                                                    Foreign currency translations                                        (6,312)
                                                                                                                    -----------
                                                  Net change in unrealized appreciation (depreciation)               35,060,490
                                                                                                                    -----------
                                                  Net Gain                                                           97,871,840
                                                                                                                    -----------
                                                  Net Increase in Net Assets from Operations                        102,516,612

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                    COLUMBIA YOUNG INVESTOR FUND
                                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                                                     --------------------------
INCREASE (DECREASE) IN NET ASSETS                                                                        2005 ($)      2004 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                OPERATIONS        Net investment income                                 4,644,772     1,142,785
                                                  Net realized gain on investments and
                                                    foreign currency transactions                      62,811,350    79,300,117
                                                  Net change in unrealized appreciation (depreciation)
                                                    on investments and foreign currency translations   35,060,490     7,949,049
                                                                                                     --------------------------
                                                   Net Increase from Operations                       102,516,612    88,391,951
                                                  -----------------------------------------------------------------------------
    DISTRIBUTIONS DECLARED TO SHAREHOLDERS        From net investment income:
                                                  Class A                                                (453,783)           --
                                                  Class Z                                              (3,568,318)           --
                                                                                                     --------------------------
                                                      Total Distributions Declared to Shareholders     (4,022,101)           --
                                                  -----------------------------------------------------------------------------
                        SHARE TRANSACTIONS        Class A:
                                                    Subscriptions                                       4,038,449     5,875,316
                                                    Distributions reinvested                              441,584            --
                                                    Redemptions                                       (19,906,944)  (16,955,769)
                                                                                                     --------------------------
                                                      Net Decrease                                    (15,426,911)  (11,080,453)
                                                  Class B:
                                                    Subscriptions                                         438,856       628,365
                                                    Redemptions                                        (1,552,256)   (2,147,700)
                                                                                                     --------------------------
                                                      Net Decrease                                     (1,113,400)   (1,519,335)
                                                  Class C:
                                                    Subscriptions                                         133,149       182,250
                                                    Redemptions                                          (197,407)     (113,350)
                                                                                                     --------------------------
                                                      Net Increase (Decrease)                             (64,258)       68,900
                                                  Class Z:
                                                    Subscriptions                                      31,843,303    42,087,456
                                                    Distributions reinvested                            3,530,424            --
                                                    Redemptions                                      (128,226,734) (115,275,588)
                                                                                                     --------------------------
                                                      Net Decrease                                    (92,853,007)  (73,188,132)
                                                   Net Decrease from Share Transactions              (109,457,576)  (85,719,020)
                                                                                                     --------------------------
                                                   Total Increase (Decrease) in Net Assets            (10,963,065)    2,672,931
                                                  -----------------------------------------------------------------------------
                                NET ASSETS        Beginning of period                                 779,412,795   776,739,864
                                                  End of period                                       768,449,730   779,412,795
                                                                                                     --------------------------
                                                  Undistributed net investment income at end of period  2,066,681     1,488,435
                                                  -----------------------------------------------------------------------------

                                 See Accompanying Notes to Financial Statements.

                                                    COLUMBIA YOUNG INVESTOR FUND
                                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                                                     --------------------------
                                                                                                           2005          2004
------------------------------------------        -----------------------------------------------------------------------------
                         CHANGES IN SHARES        Class A:
                                                    Subscriptions                                         322,640       506,593
                                                    Issued for distributions reinvested                    35,019            --
                                                    Redemptions                                        (1,586,522)   (1,458,671)
                                                                                                     --------------------------
                                                      Net Decrease                                     (1,228,863)     (952,078)
                                                  Class B:
                                                    Subscriptions                                          35,535        54,732
                                                    Redemptions                                          (125,656)     (187,544)
                                                                                                     --------------------------
                                                      Net Decrease                                        (90,121)     (132,812)
                                                  Class C:
                                                    Subscriptions                                          10,871        15,881
                                                    Redemptions                                           (16,117)      (10,012)
                                                                                                     --------------------------
                                                      Net Increase (Decrease)                              (5,246)        5,869
                                                  Class Z:
                                                    Subscriptions                                       2,921,164     4,164,659
                                                    Issued for distributions reinvested                   321,849            --
                                                    Redemptions                                       (11,690,078)  (11,357,922)
                                                                                                     --------------------------
                                                      Net Decrease                                     (8,447,065)   (7,193,263)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND

NOTE 1. ORGANIZATION

Columbia Young Investor Fund (the "Fund"), a series of Columbia Fund Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth. The Fund also has an educational objective to teach children and teenagers about mutual funds, basic economic principles and personal finance through a variety of educational materials and the materials are paid for by the Fund.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months on an original purchase of $1 million to $50 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sales price of the local shares in the principal market in which such securities are normally traded.

Generally, trading foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that the market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND


SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND


For the year ended September 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT dividends and non-deductible excise taxes paid were identified and reclassified among the components of the Fund's net assets as follows:

      UNDISTRIBUTED
     NET INVESTMENT            ACCUMULATED
         INCOME             NET REALIZED LOSS           PAID-IN CAPITAL
--------------------------------------------------------------------------------
       $ (44,425)               $ 58,134                  $ (13,709)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended September 30, 2005 was as follows:

                                    SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
  DISTRIBUTIONS PAID FROM:
--------------------------------------------------------------------------------
    ORDINARY INCOME*                    $ 4,022,101
--------------------------------------------------------------------------------
    LONG-TERM CAPITAL GAINS                  --
--------------------------------------------------------------------------------

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

                           UNDISTRIBUTED
     UNDISTRIBUTED           LONG-TERM         NET UNREALIZED
    ORDINARY INCOME        CAPITAL GAINS       APPRECIATION*
--------------------------------------------------------------------------------
       $ 2,088,388             $ --            $ 126,943,551

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, capital loss carryovers and non-deductible deferred trustees fees.

Unrealized appreciation and depreciation at September 30, 2005, based on cost of investments for federal income tax purposes was:

    UNREALIZED APPRECIATION              $     139,145,781
    UNREALIZED DEPRECIATION                    (12,202,230)
--------------------------------------------------------------------------------
      NET UNREALIZED APPRECIATION        $     126,943,551

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               YEAR OF                     CAPITAL LOSS
             EXPIRATION                    CARRYFORWARD
--------------------------------------------------------------------------------
                2007                       $    219,451
--------------------------------------------------------------------------------
                2008                            273,885
--------------------------------------------------------------------------------
                2009                         20,667,592
--------------------------------------------------------------------------------
                2011                         99,635,305
--------------------------------------------------------------------------------
                TOTAL                      $120,796,233
--------------------------------------------------------------------------------

Of these carryforwards, $17,368,600 (expiring 09/30/09) and $3,792,328 ($219,451 expiring 09/30/07, $273,885 expiring 09/30/08 and $3,298,992 expiring 09/30/09)
remain from the Fund's merger with Liberty Young Investor Fund and Liberty Growth Investor Fund, respectively.

Utilization of Liberty Young Investor Fund's and Liberty Growth Investor Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $63,616,647 were utilized during the year ended September 30, 2005. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions of the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. On September 30, 2005, Columbia Management Advisors, Inc. changed its name to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS           ANNUAL FEE RATE
--------------------------------------------------------------------------------
         FIRST $500 MILLION                   0.60%
--------------------------------------------------------------------------------
     $500 MILLION TO $1 BILLION               0.55%
--------------------------------------------------------------------------------
           OVER $1 BILLION                    0.50%

For the year ended September 30, 2005, the Fund's effective investment advisory fee rate was 0.58%.

SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND


ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
--------------------------------------------------------------------------------
         FIRST $500 MILLION                    0.200%
--------------------------------------------------------------------------------
     $500 MILLION TO $1 BILLION                0.150%
--------------------------------------------------------------------------------
           OVER $1 BILLION                     0.125%
--------------------------------------------------------------------------------

For the year ended September 30, 2005, the Fund's effective administration fee rate was 0.18%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended September 30, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.027%.

TRANSFER AGENT FEE

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. For its services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account per class. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective November 1, 2004, Columbia has voluntarily agreed to reimburse the Fund for a portion of transfer agency fees so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.10% annually for the Fund. Columbia, at its discretion, may revise or discontinue this arrangement any time. Prior to November 1, 2004, Columbia voluntarily agreed to reimburse a portion of transfer agency fees so that transfer agent fees (exclusive of out-of-pocket expenses) would not exceed 0.10% annually for Class A, Class B and Class C shares only.

In addition, for the period from September 1, 2005 through October 31, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees to reflect reduced contractual fees that will be charged to the Fund effective November 1, 2005.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc. For the year ended September 30, 2005, the Distributor has retained net underwriting discounts of $5,546 on sales of the Fund's Class A shares and net CDSC fees of $7,170, $10,046 and $1,307 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares and 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND


CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2005, the Fund paid $2,316 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5.  PORTFOLIO INFORMATION

For the year ended September 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $599,702,188 and $734,625,306, respectively.

NOTE 6.  OTHER

During the year ended September 30, 2005, the Fund purchased shares of the iShares Russell 1000 Value Index Fund in violation of investment restrictions. This position was subsequently sold at a gain of $31,070.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of September 30, 2005, the Fund had a shareholder that held 5.81% of the shares outstanding. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

NOTE 8. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended September 30, 2005, the Fund did not borrow under this arrangement.

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control

SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND


and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleged that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs alleged that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. Plaintiffs filed a notice of voluntary dismissal of the lawsuit as to all defendants and all claims, without prejudice, which was so-ordered by the judge on or about November 9, 2005.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

SEPTEMBER 30, 2005
                                                    COLUMBIA YOUNG INVESTOR FUND


The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings (with the exception of the January 11, 2005 "failure to participate" litigation, which has been dismissed) are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

For the year ended September 30, 2005, Columbia has assumed $12,548 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                    COLUMBIA YOUNG INVESTOR FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                         PERIOD
                                                                                  YEAR ENDED SEPTEMBER 30,               ENDED
                                                                           --------------------------------------     SEPTEMBER 30,
CLASS A SHARES                                                                 2005          2004          2003          2002 (a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $   11.68     $   10.47     $    8.52     $    8.94
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                                 0.05(c)       0.03         (0.03)        (0.01)
Net realized and unrealized gain (loss) on investments and
  foreign currency                                                               1.54          1.18          1.98         (0.41)
                                                                            ---------     ---------     ---------     ---------
Total from Investment Operations                                                 1.59          1.21          1.95         (0.42)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                      (0.06)          --             --           --
                                                                            ---------     --------      ---------     --------
Total Distributions Declared to Shareholders                                    (0.06)          --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $   13.21     $   11.68     $   10.47     $    8.52
Total return (d)(e)                                                             13.62%        11.56%        22.89%        (4.70)%(f)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                     1.35%         1.33%         1.54%        1.67%(h)
Net investment income (loss) (g)                                                 0.38%         0.26%        (0.35)%      (0.49)%(h)
Waiver/reimbursement                                                             0.63%         1.10%         0.56%        0.80%(h)
Portfolio turnover rate                                                            79%           58%          128%          32%
Net assets, end of period (000's)                                           $  90,538     $  94,386     $  94,617     $  82,564
-----------------------------------------------------------------------------------------------------------------------------------

(a) Class A shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor/Transfer Agent and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

                                                    COLUMBIA YOUNG INVESTOR FUND
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
                                                                                                                         PERIOD
                                                                                   YEAR ENDED SEPTEMBER 30,               ENDED
                                                                            --------------------------------------    SEPTEMBER 30,
CLASS B SHARES                                                                  2005          2004          2003         2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   11.50     $  10.39      $   8.51     $    8.94
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                          (0.03)(c)    (0.05)        (0.10)        (0.02)
Net realized and unrealized gain (loss) on investments and
 foreign currency                                                                 1.51         1.16          1.98         (0.41)
                                                                             ---------     --------      ---------    --------
Total from Investment Operations                                                  1.48         1.11          1.88         (0.43)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                               $   12.98     $  11.50      $  10.39     $    8.51
Total return (d)(e)                                                              12.87%       10.68%        22.09%       (4.81)%(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                      2.05%        2.03%         2.24%         2.37%(h)
Net investment loss (g)                                                          (0.32)%      (0.44)%       (1.05)%       (1.19)%(h)
Waiver/reimbursement                                                              0.53%        0.46%         0.51%         0.75%(h)
Portfolio turnover rate                                                             79%          58%          128%           32%
Net assets, end of period (000's)                                            $   5,693     $  6,082      $  6,872     $   6,505
------------------------------------------------------------------------------------------------------------------------------------

(a) Class B shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

                                                    COLUMBIA YOUNG INVESTOR FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                                        PERIOD
                                                                                  YEAR ENDED SEPTEMBER 30,               ENDED
                                                                            -------------------------------------    SEPTEMBER 30,
CLASS C SHARES                                                                 2005          2004          2003         2002 (a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $   11.51     $  10.39      $  8.51       $    8.94
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.03)(c)    (0.05)        (0.10)         (0.02)
Net realized and unrealized gain (loss) on investments
   and foreign currency                                                          1.51         1.17          1.98          (0.41)
                                                                            ---------     --------      --------      --------
 Total from Investment Operations                                                1.48         1.12          1.88          (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $   12.99     $  11.51      $  10.39      $    8.51
Total return (d)(e)                                                             12.86%       10.78%        22.09%         (4.81)%(f)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                                     2.05%        2.03%         2.24%          2.37%(h)
Net investment loss (g)                                                         (0.32)%      (0.43)%       (1.05)%        (1.19)%(h)
Waiver/reimbursement                                                             0.53%        0.71%         0.50%          0.75%(h)
Portfolio turnover rate                                                            79%          58%          128%            32%
Net assets, end of period (000's)                                           $     833     $    798      $    660      $     488
-----------------------------------------------------------------------------------------------------------------------------------

(a) Class C shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Investment Advisor/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

                                                    COLUMBIA YOUNG INVESTOR FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                      YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------------------
CLASS Z SHARES                                                   2005           2004         2003 (a)    2002 (a)(b)    2001 (a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.16       $   9.13      $   7.42      $   9.38      $   17.97
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                  0.07(d)        0.01         (0.03)        (0.07)(e)      (0.06)(e)
Net realized and unrealized gain (loss) on investments
  and foreign currency                                            1.34           1.02          1.74         (1.89)         (6.52)
                                                              --------       --------      --------      --------      ---------
Total from Investment Operations                                  1.41           1.03          1.71         (1.96)         (6.58)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                       (0.05)            --            --            --             --
From net realized gains                                             --             --            --            --          (1.56)
In excess of net realized gains                                     --             --            --            --          (0.45)
                                                              --------       --------      --------      --------      ---------
Total Distributions Declared to Shareholders                     (0.05)            --            --            --          (2.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  11.52       $  10.16      $   9.13      $   7.42      $    9.38
Total return (f)                                                 13.95%(g)      11.28%        23.05%       (20.90)%       (40.08)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                      1.09%          1.46%         1.49%        1.58%(e)       1.26%(e)
Net investment income (loss) (h)                                  0.63%          0.13%        (0.30)%      (0.71)%(e)     (0.41)%(e)
Waiver/reimbursement                                              0.48%            --            --            --            --
Portfolio turnover rate                                             79%            58%          128%          32%            23% (i)
Net assets, end of period (000's)                             $671,386       $678,146      $674,590      $573,111      $746,698
------------------------------------------------------------------------------------------------------------------------------------

(a) Per share data has been restated to reflect a 2-for-1 share split effective July 25, 2003.
(b)  Class S shares were redesignated Class Z shares on July 29, 2002.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(e) Per share data and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Investor Portfolio prior to the termination of the master feeder/fund structure on July 26, 2002.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Portfolio turnover disclosed is for the SR&F Growth Investor Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                    COLUMBIA YOUNG INVESTOR FUND


TO THE TRUSTEES OF COLUMBIA FUNDS TRUST XI
AND THE SHAREHOLDERS OF COLUMBIA YOUNG INVESTOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Young Investor Fund (the "Fund") (a series of Columbia Funds Trust XI) at September 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2005

TRUSTEES
                                                    COLUMBIA YOUNG INVESTOR FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE,
POSITION WITH FUNDS,
YEAR FIRST ELECTED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
OR APPOINTED TO OFFICE(1)        FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 49)       Executive Vice President-Strategy of United Airlines (airline) since December, 2002 (formerly
P.O. Box 66100                   President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive
Chicago, IL 60666                Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001;
Trustee (since 1996)             Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 86, Nash Finch Company
                                 (food distributor)

                                 ---------------------------------------------------------------------------------------------------

JANET LANGFORD KELLY (Age 47)    Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005; Adjunct Professor
9534 W. Gull Lake Drive          Senior of Law, Northwestern University, since September, 2004 (formerly Chief Administrative
Richland, MI 49083-8530          Officer and Vice President, Kmart Holding Corporation (consumer goods) from September, 2003 to
Trustee (since 1996)             March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and
                                 Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                 President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-
                                 products manufacturer) from January, 1995 to September, 1999). Oversees 86, None

                                 ---------------------------------------------------------------------------------------------------

RICHARD W. LOWRY (Age 69)        Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive           Corporation (building products manufacturer)). Oversees 89(3), None
Vero Beach, FL 32963
Trustee (since 1995)

                                 ---------------------------------------------------------------------------------------------------

CHARLES R. NELSON (Age 62)       Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis
Department of Economics          Professor of Political Economy, University of Washington, since September, 1993 (formerly Director,
University of Washington         Institute for Economic Research, University of Washington from September, 2001 to June, 2003);
Seattle, WA 98195                Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor,
                                 Trustee (since 1981) Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 86, None

                                 ---------------------------------------------------------------------------------------------------

JOHN J. NEUHAUSER (Age 63)       Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean,
84 College Road                  Boston College School of Management from September, 1977 to August, 1999). Oversees 89(3),
Chestnut Hill, MA 02467-3838     Saucony, Inc. (athletic footwear)
Trustee (since 1985)
                                 ---------------------------------------------------------------------------------------------------


                                       31


                                                    COLUMBIA YOUNG INVESTOR FUND

NAME, ADDRESS AND AGE,
POSITION WITH FUNDS,
YEAR FIRST ELECTED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
OR APPOINTED TO OFFICE(1)        FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES

PATRICK J. SIMPSON (Age 61)      Partner, Perkins Coie L.L.P. (law firm). Oversees 86, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                 ---------------------------------------------------------------------------------------------------

THOMAS E. STITZEL (Age 69)       Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of
2208 Tawny Woods Place           Business, Boise State University); Chartered Financial Analyst. Oversees 86, None
Boise, ID 83706
Trustee (since 1998)

                                 ---------------------------------------------------------------------------------------------------

THOMAS C. THEOBALD (Age 68)      Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September,
8 Sound Shore Drive,             2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from
Suite 285                        September, 1994 to September, 2004). Oversees 86, Anixter International (network support
Greenwich, CT 06830              equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real
Trustee and Chairman             estate management services) and Ambac Financial Group (financial guaranty insurance)
of the Board(4) (since 1996)

                                 ---------------------------------------------------------------------------------------------------

ANNE-LEE VERVILLE (Age 60)       Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation
359 Stickney Hill Road           (computer and technology) from 1994 to 1997). Oversees 86, Chairman of the Board of Directors,
Hopkinton, NH 03229              Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)

                                 ---------------------------------------------------------------------------------------------------

RICHARD L. WOOLWORTH (Age 64)    Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
100 S.W. Market Street #1500     (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207               Certified Public Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas Co.
Trustee (since 1991)             (natural gas service provider)

                                 ---------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (Age 65)     Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner,
399 Park Avenue                  Development Capital LLC from November 1996, to February, 1999). Oversees 89(3), Lee Enterprises
Suite 3204                       (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing);
New York, NY 10022               OPENFIELD Solutions (retail industry technology provider)
Trustee (since 1994)

                                 ---------------------------------------------------------------------------------------------------

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS
                                                    COLUMBIA YOUNG INVESTOR FUND

NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR
APPOINTED TO OFFICE              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (Age 48)   Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005;
One Financial Center             President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004; President
Boston, MA 02111                 and Chief Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds
President (since 2004)           since April, 2005; Director of Bank of America Global Liquidity Funds, plc since May, 2005;
                                 Director of Banc of America Capital Management (Ireland), Limited since May, 2005; Director of FIM
                                 Funding, Inc. since January, 2005; Senior Vice President of Columbia Management Distributors, Inc.
                                 since January, 2005; Director of Columbia Management Services, Inc. since January, 2005 (formerly
                                 Senior Vice President of Columbia Management from January, 2005 to August, 2005; Senior Vice
                                 President of BACAP Distributors LLC from January, 2005 to July, 2005; President and Chief Executive
                                 Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

                                 ---------------------------------------------------------------------------------------------------

J. KEVIN CONNAUGHTON (Age 41)    Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds
One Financial Center             and All-Star Funds since December, 2000; Managing Director of the Advisor since September, 2005
Boston, MA 02111                 (formerly Vice President of Columbia Management from April, 2003 to August, 2005; President of
Treasurer (since 2000)           the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004;
                                 Chief Accounting Officer and Controller of the Liberty Funds and All-Star Funds from February,
                                 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the
                                 Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management
                                 Associates, Inc. from February, 1998 to October, 2000).

                                 ---------------------------------------------------------------------------------------------------

MARY JOAN HOENE (Age 56)         Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds, Stein Roe
100 Federal Street               Funds and All-Star Funds since August, 2004; Chief Compliance Officer of the Columbia Management
Boston, MA 02110                 Multi-Strategy Hedge Fund, LLC since August 2004; Chief Compliance Officer of the BACAP Alternative
Senior Vice President            Multi-Strategy Hedge Fund LLC since October 2004 (formerly Partner, Carter, Ledyard & Milburn LLP
and Chief Compliance             from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to
Officer (since 2004)             December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States
                                 from April, 1998 to November, 1999).

                                 ---------------------------------------------------------------------------------------------------

MICHAEL G. CLARKE (Age 35)       Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center             since October, 2004; Managing Director of the Advisor since September, 2005 (formerly Controller of
Boston, MA 02111                 the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October,
Chief Accounting Officer         2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy &
(since 2004)                     Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant
                                 Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to
                                 February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

                                 ---------------------------------------------------------------------------------------------------

JEFFREY R. COLEMAN (Age 35)      Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October,
One Financial Center             2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of
Boston, MA 02111                 the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice
Controller (since 2004)          President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest
                                 Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                 August, 2000).

                                 ---------------------------------------------------------------------------------------------------

R. SCOTT HENDERSON (Age 46)      Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December, 2004 (formerly
One Financial Center             Of Counsel, Bingham McCutchen from April, 2001 to September, 2004; Executive Director and
Boston, MA 02111                 General Counsel, Massachusetts Pension Reserves Investment Management Board from September,
Secretary (since 2004)           1997 to March, 2001

                                 ---------------------------------------------------------------------------------------------------

COLUMBIA FUNDS
                                                    COLUMBIA YOUNG INVESTOR FUND

                                            ----------------------------------------------------------------------------------------
                          GROWTH FUNDS      Columbia Acorn Fund
                                            Columbia Acorn Select
                                            Columbia Acorn USA
                                            Columbia Growth Stock Fund
                                            Columbia Large Cap Growth Fund
                                            Columbia Marsico 21st Century Fund
                                            Columbia Marsico Focused Equities Fund
                                            Columbia Marsico Growth Fund
                                            Columbia Marsico Mid Cap Growth Fund
                                            Columbia Mid Cap Growth Fund
                                            Columbia Small Cap Growth Fund I
                                            Columbia Small Cap Growth Fund II
                                            Columbia Small Company Equity Fund
                                            Columbia Tax-Managed Growth Fund
                                            ----------------------------------------------------------------------------------------
                            CORE FUNDS      Columbia Common Stock Fund
                                            Columbia Large Cap Core Fund
                                            Columbia Small Cap Core Fund
                                            Columbia Young Investor Fund
                                            ----------------------------------------------------------------------------------------
                           VALUE FUNDS      Columbia Disciplined Value
                                            Fund Columbia Dividend Income Fund
                                            Columbia Large Cap Value Fund
                                            Columbia Mid Cap Value Fund Columbia
                                            Small Cap Value Fund I Columbia
                                            Small Cap Value Fund II Columbia
                                            Strategic Investor
                                            ----------------------------------------------------------------------------------------
         ASSET ALLOCATION/HYBRID FUNDS      Columbia Asset Allocation Fund
                                            Columbia Asset Allocation Fund II
                                            Columbia Balanced Fund
                                            Columbia Liberty Fund
                                            Columbia LifeGoalTM Balanced Growth Portfolio
                                            Columbia LifeGoalTM Growth Portfolio
                                            Columbia LifeGoalTM Income Portfolio
                                            Columbia LifeGoalTM Income and Growth Portfolio
                                            Columbia Thermostat Fund
                                            ----------------------------------------------------------------------------------------
                           INDEX FUNDS      Columbia Large Cap Enhanced Core Fund
                                            Columbia Large Cap Index Fund
                                            Columbia Mid Cap Index Fund
                                            Columbia Small Cap Index Fund
                                            ----------------------------------------------------------------------------------------
                       SPECIALTY FUNDS      Columbia Convertible Securities Fund
                                            Columbia Real Estate Equity Fund
                                            Columbia Technology Fund
                                            Columbia Utilities Fund
                                            ----------------------------------------------------------------------------------------
            GLOBAL/INTERNATIONAL FUNDS      Columbia Acorn International
                                            Columbia Acorn International Select
                                            Columbia Global Value Fund
                                            Columbia Greater China Fund
                                            Columbia International Stock Fund
                                            Columbia International Value Fund
                                            Columbia Marsico International Opportunities Fund
                                            Columbia Multi-Advisor International Equity Fund
                                            Columbia World Equity Fund
                                            ----------------------------------------------------------------------------------------
                    TAXABLE BOND FUNDS      Columbia Conservative High Yield Fund
                                            Columbia Core Bond Fund
                                            Columbia Federal Securities Fund
                                            Columbia High Income Fund
                                            Columbia High Yield Opportunity Fund
                                            Columbia Income Fund
                                            Columbia Intermediate Bond Fund
                                            Columbia Intermediate Core Bond Fund
                                            Columbia Short Term Bond Fund
                                            Columbia Strategic Income Fund
                                            Columbia Total Return Bond
                                            Columbia U.S. Treasury Index Fund


                                       34


                                                    COLUMBIA YOUNG INVESTOR FUND
                                            ----------------------------------------------------------------------------------------
                 TAX-EXEMPT BOND FUNDS      Columbia California Tax-Exempt Fund
                                            Columbia CA Intermediate Municipal Bond Fund
                                            Columbia Connecticut Tax-Exempt Fund
                                            Columbia CT Intermediate Municipal Bond Fund
                                            Columbia FL Intermediate Municipal Bond Fund
                                            Columbia GA Intermediate Municipal Bond Fund
                                            Columbia High Yield Municipal Fund
                                            Columbia Intermediate Municipal Bond Fund
                                            Columbia MA Intermediate Municipal Bond Fund
                                            Columbia Massachusetts Tax-Exempt Fund
                                            Columbia MD Intermediate Municipal Bond Fund
                                            Columbia Municipal Income Fund
                                            Columbia NC Intermediate Municipal Bond Fund
                                            Columbia New York Tax-Exempt Fund
                                            Columbia NJ Intermediate Municipal Bond Fund
                                            Columbia NY Intermediate Municipal Bond Fund
                                            Columbia OR Intermediate Municipal Bond Fund
                                            Columbia RI Intermediate Municipal Bond Fund
                                            Columbia SC Intermediate Municipal Bond Fund
                                            Columbia Short Term Municipal Bond Fund
                                            Columbia Tax-Exempt Fund
                                            Columbia Tax-Exempt Insured Fund
                                            Columbia TX Intermediate Municipal Bond Fund
                                            Columbia VA Intermediate Municipal Bond Fund
                                            ----------------------------------------------------------------------------------------
                    MONEY MARKET FUNDS      Columbia Cash Reserves
                                            Columbia CA Tax-Exempt Reserves
                                            Columbia Government Reserves
                                            Columbia Government Plus Reserves
                                            Columbia MA Municipal Reserves
                                            Columbia Money Market Reserves
                                            Columbia Municipal Reserves
                                            Columbia NY Tax-Exempt Reserves
                                            Columbia Prime Reserves
                                            Columbia Tax-Exempt Reserves
                                            Columbia Treasury Reserves


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                    COLUMBIA YOUNG INVESTOR FUND


TRANSFER AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR
Columbia Management
Distributors, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110



The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to its portfolio securities and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SECwebsite. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

graphic: eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.



Columbia Young Investor Fund  ANNUAL REPORT, SEPTEMBER 30, 2005

                                                             -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
                                                                 PAID
                                                             HOLLISTON, MA
                                                             PERMIT NO. 20
                                                             -------------


Columbia Management(R)

(c) 2005 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-42/91122-0905 (11/05) 05/8541

                                                      COLUMBIA
                                                    EQUITY FUNDS

                                                   ANNUAL REPORT
                                                 SEPTEMBER 30, 2005

                         [PHOTO OF WOMAN HOLDING A PEN]

TABLE OF CONTENTS

ECONOMIC UPDATE ..........................................................     1

COLUMBIA ASSET ALLOCATION FUND ...........................................     2

COLUMBIA LARGE CAP GROWTH FUND ...........................................     6

COLUMBIA DISCIPLINED VALUE FUND ..........................................    10

COLUMBIA COMMON STOCK FUND ...............................................    14

COLUMBIA SMALL CAP CORE FUND .............................................    18

COLUMBIA SMALL COMPANY EQUITY FUND .......................................    22

FINANCIAL STATEMENTS .....................................................    26

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM ........................................   126

UNAUDITED INFORMATION ....................................................   127

TRUSTEES .................................................................   128

OFFICERS .................................................................   130

COLUMBIA FUNDS ...........................................................   131

IMPORTANT INFORMATION
ABOUT THIS REPORT ........................................................   133

The views expressed in the President's message and Portfolio Managers' Report reflects the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

  Not FDIC | May Lose Value
  Insured  | No Bank Guarantee

PRESIDENT'S MESSAGE ____________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

DEAR SHAREHOLDER:

[Photo of Christopher L. Wilson]

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have integrated various components of Nations Funds, Galaxy Funds and Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.

In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as Columbia Funds, as well as consolidating the Nations and Columbia web sites. Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.

All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan. We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response) will be beneficial to you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.

Sincerely,


/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds
Head of Mutual Funds, Columbia Management

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the Legal and Compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.

SUMMARY
FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005

o DESPITE BOUTS OF VOLATILITY, THE BROAD STOCK MARKET GENERATED A DOUBLE-DIGIT RETURN FOR THE PERIOD. THE S&P 500 INDEX RETURNED 12.25%. AS THE ECONOMY EXPANDED, SMALL-CAP STOCKS OUTPERFORMED LARGE-CAP STOCKS, AS MEASURED BY THE RUSSELL 2000(R) INDEX.

                  [UP ARROW]                  [UP ARROW]

                   S&P INDEX                 RUSSELL INDEX
                    12.25%                      17.95%

o INVESTMENT-GRADE BONDS CHALKED UP MODEST GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED-INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX.

                  [UP ARROW]                   [UP ARROW]

                 LEHMAN INDEX             MERRILL LYNCH INDEX
                     2.80%                       6.69%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

ECONOMIC UPDATE ________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

The US economy moved ahead at a healthy pace during the 12-month period that began October 1, 2004, and ended September 30, 2005. Gross domestic product
(GDP) expanded at an annualized rate of 3.6% as job growth helped sustain consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita, which disrupted the labor market near the end of the period. During the first 11 months of the period, the economy added an average of 185,000 new jobs each month. In September, 35,000 jobs were lost as a direct result of the Gulf Coast storms--a figure that was actually considerably lower than expected. The job losses raised the unemployment rate to 5.1%, up from a four-year low of 4.9%.

Energy prices weighed on economic growth as the period wore on. The first signs of relief came in September as the price of crude oil retreated from a record high of more than $69.81 a barrel. Signs of slower growth cropped up in retail spending. And, consumer confidence readings dipped in July and fell sharply in September. The decline was the largest in 25 years, according to the University of Michigan's monthly survey.

Despite these setbacks, the latest data on the economy suggest that it has retained momentum. Manufacturing activity remained strong, and business activity in non-manufacturing industries continued to expand, although the pace slowed in September.

DESPITE VOLATILITY, STOCKS MOVED AHEAD

The S&P 500 Index--a broad measure of large company stock market performance--returned 12.25% for this reporting period. The double-digit gain masked considerable volatility. Early in the period, stocks rallied after the presidential election then again in response to positive economic news midway through the period and in the aftermath of two hurricanes. These rallies, however, alternated with declines linked to higher energy prices, rising interest rates and weakening consumer confidence. Small- and mid-cap stocks outperformed large-cap stocks. Value stocks led growth stocks except among small caps, where growth gained a small advantage over value.

BONDS DELIVERED MODEST GAINS

The US bond market delivered positive but modest returns despite steadily rising short-term interest rates and higher long-term rates in the final months of the period. Interest rates and bond prices move in opposite directions. The Lehman Brothers Aggregate Bond Index, a broad measure of the performance of investment-grade bonds returned 2.80% for the 12-month period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at just over 4.3%--slightly higher than where it started the period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 6.69%.

SHORT-TERM INTEREST RATES MOVED HIGHER

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.75% to 3.75% during the period. In the wake of Hurricane Katrina, some market observers speculated that the Fed might curtail its rate hikes. However, Fed Chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/95 - 09/30/05 ($)

  SALES CHARGE:    WITHOUT          WITH
  ----------------------------------------
  CLASS A          19,453          18,333
  ----------------------------------------
  CLASS B          18,523          18,523
  ----------------------------------------
  CLASS C          18,516          18,516
  ----------------------------------------
  CLASS G          18,097          18,097
  ----------------------------------------
  CLASS T          19,370          18,255
  ----------------------------------------
  CLASS Z          19,818            N/A

PERFORMANCE INFORMATION ________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

GROWTH OF A $10,000 INVESTMENT 10/01/95 - 09/30/05

                                [MOUNTAIN CHART]

       CLASS A SHARES      CLASS A SHARES                     LEHMAN BROTHERS
    WITHOUT SALES CHARGE  WITH SALES CHARGE   S&P 500 INDEX AGGREGATE BOND INDEX
    --------------------  -----------------   ------------- --------------------
  10/95   10000.00             9425.00          10000.00           10000.00
          10039.00             9462.00           9964.00           10130.00
          10383.00             9786.00          10401.00           10282.00
          10513.00             9909.00          10602.00           10426.00
          10736.00            10119.00          10963.00           10495.00
          10728.00            10112.00          11065.00           10312.00
          10807.00            10185.00          11171.00           10240.00
          10887.00            10261.00          11335.00           10183.00
          11063.00            10427.00          11627.00           10162.00
          11186.00            10543.00          11672.00           10298.00
          10888.00            10262.00          11156.00           10326.00
          11041.00            10406.00          11391.00           10309.00
          11488.00            10827.00          12032.00           10488.00
          11738.00            11063.00          12365.00           10721.00
          12207.00            11505.00          13299.00           10904.00
          12102.00            11406.00          13036.00           10803.00
          12498.00            11779.00          13851.00           10836.00
          12455.00            11739.00          13959.00           10863.00
          12174.00            11474.00          13385.00           10743.00
          12639.00            11912.00          14184.00           10904.00
          13053.00            12303.00          15048.00           11007.00
          13409.00            12638.00          15722.00           11138.00
          14142.00            13329.00          16974.00           11439.00
          13682.00            12895.00          16023.00           11342.00
          14068.00            13259.00          16901.00           11509.00
          14110.00            13299.00          16337.00           11676.00
          14282.00            13461.00          17093.00           11729.00
          14491.00            13658.00          17387.00           11848.00
          14695.00            13850.00          17580.00           11999.00
          15170.00            14297.00          18848.00           11990.00
          15599.00            14702.00          19813.00           12031.00
          15767.00            14861.00          20013.00           12093.00
          15580.00            14684.00          19668.00           12208.00
          15870.00            14957.00          20467.00           12312.00
          15728.00            14824.00          20250.00           12338.00
          14692.00            13847.00          17322.00           12539.00
          15266.00            14389.00          18432.00           12832.00
          16062.00            15138.00          19931.00           12764.00
          16507.00            15558.00          21139.00           12837.00
          17066.00            16085.00          22356.00           12875.00
          17399.00            16399.00          23291.00           12967.00
          17008.00            16030.00          22566.00           12740.00
          17542.00            16533.00          23469.00           12810.00
          17678.00            16662.00          24377.00           12851.00
          17245.00            16254.00          23802.00           12738.00
          17640.00            16626.00          25123.00           12697.00
          17443.00            16440.00          24339.00           12643.00
          17246.00            16254.00          24220.00           12636.00
          17085.00            16103.00          23556.00           12783.00
          17622.00            16608.00          25047.00           12830.00
          17830.00            16804.00          25556.00           12829.00
          18332.00            17278.00          27061.00           12767.00
          17823.00            16798.00          25703.00           12725.00
          17883.00            16855.00          25217.00           12879.00
          19056.00            17961.00          27683.00           13049.00
          18984.00            17892.00          26850.00           13011.00
          18555.00            17488.00          26299.00           13005.00
          19290.00            18181.00          26949.00           13275.00
          19373.00            18259.00          26528.00           13396.00
          20206.00            19044.00          28176.00           13590.00
          19598.00            18471.00          26688.00           13676.00
          19411.00            18295.00          26576.00           13766.00
          18553.00            17487.00          24482.00           13992.00
          18691.00            17616.00          24602.00           14252.00
          19201.00            18097.00          25475.00           14486.00
          18082.00            17042.00          23152.00           14612.00
          17308.00            16312.00          21684.00           14685.00
          17974.00            16940.00          23369.00           14623.00
          17996.00            16961.00          23525.00           14711.00
          17558.00            16549.00          22954.00           14767.00
          17514.00            16507.00          22729.00           15098.00
          16956.00            15981.00          21306.00           15271.00
          16120.00            15193.00          19585.00           15450.00
          16484.00            15536.00          19959.00           15773.00
          17124.00            16139.00          21489.00           15555.00
          17151.00            16165.00          21679.00           15456.00
          16686.00            15727.00          21362.00           15581.00
          16277.00            15341.00          20950.00           15732.00
          16626.00            15670.00          21737.00           15471.00
          15971.00            15052.00          20420.00           15771.00
          15892.00            14979.00          20269.00           15905.00
          15087.00            14219.00          18826.00           16042.00
          14563.00            13726.00          17359.00           16236.00
          14675.00            13831.00          17472.00           16510.00
          13645.00            12861.00          15573.00           16778.00
          14419.00            13590.00          16943.00           16701.00
          14919.00            14061.00          17941.00           16696.00
          14478.00            13645.00          16888.00           17041.00
          14185.00            13369.00          16446.00           17057.00
          14016.00            13210.00          16199.00           17292.00
          14077.00            13267.00          16356.00           17278.00
          14779.00            13929.00          17704.00           17421.00
          15503.00            14612.00          18637.00           17746.00
          15703.00            14800.00          18875.00           17710.00
          15738.00            14833.00          19208.00           17115.00
          16010.00            15089.00          19582.00           17228.00
          15978.00            15059.00          19375.00           17684.00
          16491.00            15543.00          20471.00           17520.00
          16662.00            15704.00          20651.00           17562.00
          17235.00            16244.00          21734.00           17741.00
          17499.00            16493.00          22133.00           17883.00
          17718.00            16699.00          22441.00           18076.00
          17741.00            16721.00          22102.00           18212.00
          17267.00            16274.00          21755.00           17738.00
          17324.00            16328.00          22053.00           17667.00
          17621.00            16607.00          22481.00           17768.00
          17147.00            16161.00          21737.00           17944.00
          17227.00            16237.00          21824.00           18287.00
          17489.00            16483.00          22060.00           18336.00
          17767.00            16745.00          22397.00           18490.00
          18348.00            17293.00          23304.00           18342.00
          18832.00            17750.00          24097.00           18511.00
          18552.00            17485.00          23509.00           18628.00
          18832.00            17749.00          24002.00           18518.00
          18531.00            17465.00          23577.00           18423.00
          18297.00            17245.00          23129.00           18672.00
          18696.00            17621.00          23865.00           18874.00
          18804.00            17723.00          23898.00           18977.00
          19194.00            18090.00          24787.00           18805.00
          19253.00            18146.00          24562.00           19045.00
  09/05   19453.00            18333.00          24755.00           18852.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)


  SHARE CLASS                   A                   B                   C                   G                   T             Z
-----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/01/98           11/01/98             11/18/02           03/04/96            12/30/91       12/30/91
-----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT      WITH   WITHOUT     WITH    WITHOUT      WITH   WITHOUT     WITH    WITHOUT     WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------------
  1-YEAR                 11.20        4.80   10.37       5.37    10.37        9.37   10.36       5.36    11.14       4.74    11.54
-----------------------------------------------------------------------------------------------------------------------------------
  5-YEAR                 -0.15       -1.33   -0.85      -1.21    -0.86       -0.86   -0.86      -1.41    -0.18      -1.35     0.11
-----------------------------------------------------------------------------------------------------------------------------------
  10-YEAR                 6.88        6.25    6.36       6.36     6.35        6.35    6.11       6.11     6.83       6.20     7.08


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively), for periods prior to the inception of Prime A shares (November 1, 1998) and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class A, B and C shares were initially offered on November 18, 2002. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Asset Allocation Fund (March 4, 1996). Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund. Trust shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05


              ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE              EXPENSES PAID            FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)        EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL        ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00         1,049.49        1,018.35        6.88           6.78                1.34
----------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00         1,046.18        1,014.59       10.72          10.56                2.09
----------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00         1,045.52        1,014.59       10.72          10.56                2.09
----------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00         1,045.83        1,014.84       10.46          10.30                2.04
----------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00         1,049.18        1,018.10        7.14           7.03                1.39
----------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00         1,052.09        1,019.60        5.61           5.52                1.09


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005, THE FUND'S CLASS A SHARES RETURNED 11.20% WITHOUT SALES CHARGE.

o IN KEEPING WITH OUR GENERAL EXPECTATIONS, THE FUND'S RETURN FELL BETWEEN THE RETURNS OF ITS BENCHMARKS, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THE FUND'S RETURN WAS HIGHER THAN THE MORNINGSTAR, MODERATE ASSET ALLOCATION CATEGORY AVERAGE OF 10.81%.

o AN EMPHASIS ON STOCKS HELPED THE FUND'S PERFORMANCE AS STOCKS OUTPERFORMED BONDS FOR THE PERIOD.

                [UP ARROW]         [UP ARROW]        [UP ARROW]

                                                       LEHMAN
                                                      BROTHERS
                 CLASS A            S&P 500           AGGREGATE
                  SHARES             INDEX           BOND INDEX
                  11.20%             12.25%             2.80%

                                    OBJECTIVE
                  Seeks a high total return by providing both a
                    current level of income greater than that
                   provided by popular stock market averages,
                    as well as long-term growth in the value
                              of the fund's assets.

                                TOTAL NET ASSETS
                                 $386.1 million

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

For the 12-month period ended September 30, 2005, Columbia Asset Allocation Fund class A shares returned 11.20% without sales charge. The fund invests in a mix of stocks and bonds, and we expect its return to fall between the returns of its two benchmarks. In fact, the return compares favorably with a 12.25% return for the S&P 500 Index and a 2.80% return for the Lehman Brothers Aggregate Bond Index. The fund's return was somewhat higher than the average return of its peer group, the Morningstar(R) Moderate Asset Allocation Category, which was 10.81%. 1

FINANCIAL MARKETS BUOYED BY FAVORABLE ENVIRONMENT

Steady economic growth, rising corporate profits and relatively low interest rates buoyed the financial markets in the United States and around the world during the reporting period. Most of the gains for stocks came in the fourth quarter of 2004. Most of the gains for bonds came in the first half of 2005. Since then, the broad market averages have reflected a less rewarding environment. Rising energy prices and the economic fallout of two major Gulf Coast hurricanes dampened investor enthusiasm for sectors of the stock and bond markets that are linked to economic growth. Intermediate and long-term interest rates edged higher and dampened investment-grade bond returns late in the period. However, as short-term interest rates moved higher, yields on money market mutual funds rose from their historical lows.

FUND'S STOCK ALLOCATIONS DROVE PERFORMANCE

Both the US and foreign stock markets delivered strong returns for the 12-month reporting periods. However, the overall performance figures of the fund's equity positions mask great diversity among sectors that make up the markets. For example, mid-cap stocks outperformed both small- and large-cap stocks by a comfortable margin. Value stocks continued to hold a performance advantage over growth stocks, except among small-cap stocks, where growth and value returns were nearly identical for the period. Stock performance was generally stronger outside the United States. The fund's international stocks returned 25.34% for the period, generally in line with its benchmark, the MSCI EAFE Index, which returned 25.79%.

The fixed-income markets trailed the equity markets for the reporting period as rising interest rates put a damper on returns late in the period. High-yield bonds outperformed investment grade bonds, although their performance advantage narrowed late in the period.

TACTICAL ASSET ALLOCATION CHANGES MADE TO POSITION FUND FOR OPPORTUNITY

During the period, we made several small tactical changes to the fund's asset allocation. We reduced exposure to large-cap value stocks and added to the fund's large-cap growth allocation. Value stock valuations have risen as the group has outperformed. We believe that growth stocks may be positioned for a market rotation and we have positioned the portfolio to take advantage of that possibility. We also cut back on the fund's mid-cap and small-cap value exposure. In fact, we cut the fund's small-cap value holdings down to 1% of the portfolio, taking profits after the sector's long stretch of strong performance. We maintained a position of approximately 11% in international stocks.

1 (C)2005 Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

NET ASSET VALUE PER SHARE AS OF 09/30/05 ($)

   CLASS A                               16.47
-----------------------------------------------
   CLASS B                               16.47
-----------------------------------------------
   CLASS C                               16.47
-----------------------------------------------
   CLASS G                               16.46
-----------------------------------------------
   CLASS T                               16.48
-----------------------------------------------
   CLASS Z                               16.48

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 09/30/05 ($)

   CLASS A                                0.27
-----------------------------------------------
   CLASS B                                0.15
-----------------------------------------------
   CLASS C                                0.15
-----------------------------------------------
   CLASS G                                0.16
-----------------------------------------------
   CLASS T                                0.26
-----------------------------------------------
   CLASS Z                                0.31

TOP 5 EQUITY SECTORS AS OF 09/30/05 (%)

   FINANCIALS                             12.7
-----------------------------------------------
   INFORMATION TECHNOLOGY                 10.4
-----------------------------------------------
   HEALTH CARE                             8.2
-----------------------------------------------
   ENERGY                                  7.2
-----------------------------------------------
   CONSUMER DISCRETIONARY                  6.8

TOP 10 EQUITY HOLDINGS AS OF 09/30/05 (%)

   GENERAL ELECTRIC                        1.2
-----------------------------------------------
   EXXON MOBIL                             1.0
-----------------------------------------------
   MICROSOFT                               0.9
-----------------------------------------------
   CONOCOPHILLIPS                          0.8
-----------------------------------------------
   HALLIBURTON                             0.8
-----------------------------------------------
   AMERICAN INTERNATIONAL GROUP            0.7
-----------------------------------------------
   CITIGROUP                               0.7
-----------------------------------------------
   MERRILL LYNCH                           0.7
-----------------------------------------------
   JOHNSON & JOHNSON                       0.7
-----------------------------------------------
   BP                                      0.7

PORTFOLIO STRUCTURE AS OF 09/30/05 (%)

   COMMON STOCKS                          62.8
-----------------------------------------------
   CORPORATE FIXED-INCOME
     BONDS & NOTES                        11.9
-----------------------------------------------
   MORTGAGE-BACKED SECURITIES              8.3
-----------------------------------------------
   GOVERNMENT AGENCIES & OBLIGATIONS       5.1
-----------------------------------------------
   ASSET-BACKED SECURITIES                 3.7
-----------------------------------------------
   COLLATERALIZED MORTGAGE OBLIGATIONS     2.7
-----------------------------------------------
   INVESTMENT COMPANIES                    0.2
-----------------------------------------------
   PREFERRED STOCK                         0.0
-----------------------------------------------
   CONVERTIBLE BOND                        0.0
-----------------------------------------------
   CONVERTIBLE PREFERRED STOCK             0.0
-----------------------------------------------
   CASH EQUIVALENTS, NET OTHER ASSETS
     AND LIABILITIES                       5.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

Within the fixed income portion of the portfolio, we cut back the fund's high-yield allocation back to its neutral position after a period of strong performance for the sector. The fund's position in investment grade bonds remained relatively steady at approximately 27.8% of assets throughout the period.

The biggest allocation shift for the period was reflected in the fund's higher cash position. We raised cash from approximately 0.5% to 3.4% in an effort to create a cushion against a potentially weakening economy and rising interest rates.

LOOKING AHEAD

Rising energy prices have begun to cool economic growth. The full economic impact of two devastating hurricanes late in the period has yet to be assessed. However, data support our view that economic growth still has momentum in the United States and around the world. If gasoline and energy prices retreat within a relatively short period of time, and if the labor markets remain resilient, we believe that economic growth can be sustained. We have positioned the fund to take advantage of growth, if it continues, but also added a defensive tilt that should help it weather a weaker environment.

Dr. Kuriyan and Ms. Wurdack are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with expertise in that class.

                                Vikram Kuriyan, PhD, is the lead manager for Columbia Asset Allocation Fund and has managed the fund since August 2005. He has been with the advisor or its predecessors or affiliate organizations since 2000.


                                /s/ Vikram Kuriyan

                                Karen Wurdack has co-managed the fund since
                                August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.


                                /s/ Karen Wurdack

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/95 - 09/30/05 ($)

  SALES CHARGE     WITHOUT          WITH
  ----------------------------------------
  CLASS A          20,578          19,394
  ----------------------------------------
  CLASS B          19,546          19,546
  ----------------------------------------
  CLASS C          19,576          19,576
  ----------------------------------------
  CLASS G          18,939          18,939
  ----------------------------------------
  CLASS T          20,408          19,234
  ----------------------------------------
  CLASS Z          21,222            N/A

PERFORMANCE INFORMATION ________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT 10/01/95 - 09/30/05

                                [MOUNTAIN CHART]

       CLASS A SHARES              CLASS A SHARES          RUSSELL 1000
    WITHOUT SALES CHARGE          WITH SALES CHARGE        GROWTH INDEX
    --------------------          -----------------        -------------
  10/95   10000.00                     9425.00               10000.00
          10052.00                     9474.00               10007.00
          10464.00                     9862.00               10396.00
          10529.00                     9924.00               10456.00
          10879.00                    10253.00               10805.00
          11021.00                    10387.00               11002.00
          11097.00                    10459.00               11017.00
          11311.00                    10661.00               11307.00
          11567.00                    10902.00               11701.00
          11575.00                    10909.00               11717.00
          10951.00                    10321.00               11031.00
          11201.00                    10557.00               11315.00
          11830.00                    11150.00               12139.00
          12115.00                    11419.00               12212.00
          12931.00                    12187.00               13129.00
          12686.00                    11957.00               12872.00
          13313.00                    12548.00               13774.00
          13035.00                    12285.00               13680.00
          12661.00                    11933.00               12940.00
          13351.00                    12583.00               13800.00
          14269.00                    13449.00               14796.00
          14705.00                    13859.00               15388.00
          15985.00                    15066.00               16748.00
          15459.00                    14570.00               15768.00
          16265.00                    15330.00               16544.00
          15948.00                    15031.00               15932.00
          16316.00                    15378.00               16609.00
          16548.00                    15596.00               16795.00
          16697.00                    15737.00               17297.00
          17795.00                    16772.00               18598.00
          18712.00                    17636.00               19340.00
          19064.00                    17967.00               19607.00
          18391.00                    17333.00               19050.00
          18985.00                    17893.00               20216.00
          18700.00                    17625.00               20083.00
          15605.00                    14708.00               17068.00
          16764.00                    15801.00               18379.00
          18297.00                    17245.00               19857.00
          19283.00                    18174.00               21368.00
          20773.00                    19579.00               23295.00
          21683.00                    20437.00               24663.00
          20805.00                    19609.00               23536.00
          21989.00                    20725.00               24776.00
          22407.00                    21118.00               24808.00
          21786.00                    20533.00               24046.00
          23492.00                    22141.00               25730.00
          22752.00                    21444.00               24911.00
          22438.00                    21148.00               25318.00
          22220.00                    20943.00               24786.00
          23307.00                    21967.00               26657.00
          24193.00                    22802.00               28097.00
          26176.00                    24671.00               31019.00
          25203.00                    23753.00               29564.00
          25903.00                    24414.00               31010.00
          28507.00                    26867.00               33230.00
          28053.00                    26440.00               31648.00
          27013.00                    25459.00               30053.00
          27842.00                    26241.00               32331.00
          27544.00                    25960.00               30983.00
          29577.00                    27876.00               33787.00
          28074.00                    26460.00               30591.00
          27588.00                    26002.00               29144.00
          24943.00                    23509.00               24848.00
          25806.00                    24322.00               24063.00
          26428.00                    24908.00               25725.00
          23735.00                    22370.00               21357.00
          21769.00                    20518.00               19034.00
          23346.00                    22003.00               21441.00
          23453.00                    22104.00               21126.00
          22442.00                    21152.00               20636.00
          22072.00                    20803.00               20120.00
          20584.00                    19401.00               18474.00
          18592.00                    17523.00               16631.00
          19194.00                    18090.00               17504.00
          20634.00                    19447.00               19186.00
          20955.00                    19751.00               19149.00
          20207.00                    19045.00               18810.00
          19547.00                    18423.00               18030.00
          20841.00                    19642.00               18654.00
          19557.00                    18432.00               17131.00
          19099.00                    18001.00               16717.00
          17407.00                    16406.00               15171.00
          16124.00                    15197.00               14336.00
          16240.00                    15306.00               14379.00
          14441.00                    13610.00               12888.00
          15618.00                    14720.00               14070.00
          16453.00                    15507.00               14834.00
          15323.00                    14442.00               13809.00
          14923.00                    14065.00               13473.00
          14768.00                    13919.00               13411.00
          14924.00                    14066.00               13661.00
          16054.00                    15131.00               14670.00
          16921.00                    15948.00               15402.00
          16989.00                    16012.00               15615.00
          17145.00                    16159.00               16004.00
          17584.00                    16573.00               16402.00
          17135.00                    16150.00               16227.00
          18071.00                    17032.00               17139.00
          18295.00                    17243.00               17319.00
          18723.00                    17647.00               17918.00
          19045.00                    17950.00               18283.00
          19161.00                    18060.00               18400.00
          18937.00                    17848.00               18058.00
          18411.00                    17352.00               17849.00
          18908.00                    17821.00               18181.00
          19210.00                    18106.00               18408.00
          17964.00                    16931.00               17368.00
          17730.00                    16711.00               17283.00
          18090.00                    17050.00               17447.00
          18441.00                    17381.00               17719.00
          19308.00                    18198.00               18329.00
          20090.00                    18935.00               19047.00
          19583.00                    18457.00               18413.00
          19760.00                    18624.00               18608.00
          19428.00                    18311.00               18269.00
          18901.00                    17814.00               17922.00
          19799.00                    18661.00               18790.00
          19712.00                    18579.00               18720.00
          20433.00                    19258.00               19636.00
          20278.00                    19112.00               19382.00
  09/05   20578.00                    19394.00               19473.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)


  SHARE CLASS                   A                   B                   C                   G                   T            Z
-----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/1/98             11/1/98             11/18/02           03/04/96            12/14/90       12/14/90
-----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT      WITH   WITHOUT     WITH    WITHOUT      WITH   WITHOUT     WITH    WITHOUT    WITH     WITHOUT
-----------------------------------------------------------------------------------------------------------------------------------
  1-YEAR                 13.80        7.27   13.01       8.01    12.98       11.98   13.02       8.02    13.76       7.20    14.12
-----------------------------------------------------------------------------------------------------------------------------------
  5-YEAR                 -6.02       -7.13   -6.78      -7.11    -6.75       -6.75   -6.89      -7.38    -6.17      -7.28    -5.81
-----------------------------------------------------------------------------------------------------------------------------------
  10-YEAR                 7.48        6.85    6.93       6.93     6.95        6.95    6.59       6.59     7.39       6.76     7.81


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class A and class B shares were initially offered by the fund. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively) for periods prior to the date of inception of Prime A shares and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Equity Growth Fund (March 4, 1996). Retail A shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05


              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID            FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)        EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL       ACTUAL        HYPOTHETICAL     ACTUAL      HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00         1,059.71        1,020.00        5.22           5.11                1.01
----------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00         1,056.30        1,016.24        9.07           8.90                1.76
----------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00         1,056.20        1,016.24        9.07           8.90                1.76
----------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00         1,056.50        1,016.50        8.82           8.64                1.71
----------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00         1,059.61        1,019.75        5.47           5.37                1.06
----------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00         1,061.22        1,021.26        3.93           3.85                0.76


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the fund's transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005, THE FUND'S CLASS A SHARES RETURNED 13.80% WITHOUT SALES CHARGE.

o THE FUND CAME OUT AHEAD OF ITS BENCHMARK, THE RUSSELL 1000 GROWTH INDEX, AS WELL AS ITS PEER GROUP, THE MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE.

o STRONG STOCK SELECTION, PARTICULARLY IN THE CONSUMER DISCRETIONARY AND HEALTH CARE SECTORS, DROVE PERFORMANCE.

                   [UP ARROW]                    [UP ARROW]

                                                RUSSELL 1000
                 CLASS A SHARES                 GROWTH INDEX
                     13.80%                        11.60%

                                    OBJECTIVE
                             Seeks long-term capital
                                  appreciation.

                                TOTAL NET ASSETS
                                $1,526.7 million

NET ASSET VALUE PER SHARE
AS OF 09/30/05 ($)

  CLASS A                           21.11
  ----------------------------------------
  CLASS B                           20.07
  ----------------------------------------
  CLASS C                           20.10
  ----------------------------------------
  CLASS G                           19.45
  ----------------------------------------
  CLASS T                           20.98
  ----------------------------------------
  CLASS Z                           21.50

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

For the 12-month period ended September 30, 2005, class A shares of Columbia Large Cap Growth Fund returned 13.80% without sales charge. The fund did better than the Russell 1000 Growth Index, which returned 11.60%. It also outpaced the average return of its peer group, the Morningstar(R) Large Growth Category, which was 13.39%. 1 Our focus on companies with solid competitive standings, strong financial positions and superior sales growth resulted in strong stock selection across most sectors, especially consumer discretionary and health care.

RETAILING AND HEALTH CARE WERE THE BIGGEST DRIVERS OF PERFORMANCE

Healthy consumer spending helped fuel sizable gains in the consumer discretionary sector, especially among retailers such as Chico's, Nordstrom, Coach and Lowe's Companies. New store growth further aided sales at Chico's, a women's apparel chain, while solid operating improvements helped boost revenues at high-end retailer Nordstrom. We took profits and sold both stocks, reducing the fund's retailing stake. However, we maintained positions in Coach, which sells leather goods and accessories, and Lowe's Companies, the home improvement store. We believe that both companies have the potential for continued strong execution in their target markets.

In health care, our decision to underweight the stocks of major pharmaceutical companies, many of which faced patent expirations and lackluster new product potential, proved beneficial to the portfolio. In addition, the fund benefited from standout performances from Amylin Pharmaceuticals, a biotech company that develops drugs for diabetics, and Alcon, which specializes in treatments for eye diseases. Caremark Rx, a leading pharmacy benefits manager, also posted strong gains, fueled in part by a recent acquisition. These gains more than offset a steep decline in Biogen Idec, which tumbled after pulling its new multiple sclerosis drug from the market. We sold the stock.

CONSUMER STAPLES, ENERGY AND FINANCIALS FURTHER ADDED TO RETURNS

In the consumer staples sector, Altria (the parent of Philip Morris) rallied nicely as investors became more optimistic that tobacco litigation concerns would subside. We sold Altria to lock in profits. The fund also benefited from a decision to reduce, then liquidate, its position in Wal-Mart. The stock suffered as rising gas prices hurt Wal-Mart customers, putting pressure on sales. Elsewhere, the fund had a slightly higher stake than the index in the top-performing energy sector, as well as strong returns from a mix of energy service companies and independent exploration and production companies.

In the financials sector, the fund's returns were also positive versus the index. We made well-timed decisions to raise the fund's exposure to financials relative to the index when the group was outperforming and to lower its exposure when the group was underperforming. A focus on capital markets companies, including Goldman Sachs Group and Merrill Lynch, also benefited results.

TECHNOLOGY STOCK RETURNS MODESTLY COST THE FUND

Technology returns were positive, but they lagged the sector average. The fund's stake in Apple Computer was less than the index weight, and it failed to get the full benefit of gains when the stock rallied amid stronger-than-expected i-Pod sales. In addition, the fund had less exposure than the index to smaller technology companies, which were strong performers. Yet, some of the fund's technology holdings posted sharp gains. Among them were

1 (C)2005 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 09/30/05 ($)

   CLASS A                                0.02
-----------------------------------------------
   CLASS B                                0.00
-----------------------------------------------
   CLASS C                                0.00
-----------------------------------------------
   CLASS G                                0.00
-----------------------------------------------
   CLASS T                                0.02
-----------------------------------------------
   CLASS Z                                0.03

SECTORS AS OF 09/30/05 (%)

   INFORMATION TECHNOLOGY                 30.3
-----------------------------------------------
   HEATH CARE                             20.2
-----------------------------------------------
   CONSUMER DISCRETIONARY                 11.1
-----------------------------------------------
   CONSUMER STAPLES                       10.8
-----------------------------------------------
   INDUSTRIALS                            10.2
-----------------------------------------------
   FINANCIALS                              7.9
-----------------------------------------------
   ENERGY                                  7.6
-----------------------------------------------
   MATERIALS                               2.0

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/05 (%)

   GENERAL ELECTRIC                        4.3
-----------------------------------------------
   MICROSOFT                               4.0
-----------------------------------------------
   JOHNSON & JOHNSON                       3.0
-----------------------------------------------
   AMERICAN INTERNATIONAL GROUP            2.4
-----------------------------------------------
   HALLIBURTON                             2.2
-----------------------------------------------
   INTERNATIONAL BUSINESS MACHINES         2.2
-----------------------------------------------
   GILLETTE                                2.0
-----------------------------------------------
   INTEL                                   2.0
-----------------------------------------------
   PRAXAIR                                 2.0
-----------------------------------------------
   PEPSI CO                                2.0

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/05 (%)

   COACH                                   0.9
-----------------------------------------------
   LOWE'S COS                              1.2
-----------------------------------------------
   AMYLIN PHARMACEUTICALS                  0.5
-----------------------------------------------
   ALCON                                   0.6
-----------------------------------------------
   CAREMARK RX                             1.2
-----------------------------------------------
   APPLE COMPUTER                          0.6
-----------------------------------------------
   GOLDMAN SACHS GROUP                     0.6
-----------------------------------------------
   MERRILL LYNCH                           1.1
-----------------------------------------------
   MEMC ELECTRONIC MATERIALS               1.2

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

________________________________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

Cognizant Technology Solutions and MEMC Electronic Materials. Cognizant is a high-end outsourcer of programming services, while MEMC Electronic Materials supplies silicon used in semiconductors and solar cells. We sold Cognizant when it reached our price target, but kept MEMC Electronic Materials.

LARGE-CAP GROWTH STOCKS REMAINED ATTRACTIVELY VALUED

We are optimistic about the outlook for large-cap growth stocks, which have trailed small-and mid-cap stocks and value stocks in recent years. We think large-cap growth stocks are attractively priced by historical standards. Put another way, we believe some of America's best, strongest and most well-known household names represent good potential long-term value for relatively low risk. As we enter the latter stages of the economic cycle, we also think investors may favor bigger, more mature companies that have historically delivered predictable earnings growth in all types of market environments.

                                Paul J. Berlinguet has managed or co-managed
                                Columbia Large Cap Growth Fund since October
                                2003 and has been with the advisor or its predecessors or affiliate organizations since October 2003.


                                /s/ Paul J. Berlinguet

                                Edward P. Hickey has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since November 1998.


                                /s/ Edward P. Hickey

                                Roger R. Sullivan has managed or co-managed the fund since June 2005 and has been with the advisor since January 2005.


                                /s/ Roger R. Sullivan

                                Mary-Ann Ward has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since July 1997.


                                /s/ Mary-Ann Ward

                                John T. Wilson has managed or co-managed the fund since August 2005 and has been with the advisor since July 2005.


                                /s/ John T. Wilson

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/95 - 09/30/05 ($)

  SALES CHARGE:    WITHOUT          WITH
  -----------------------------------------
  CLASS A          23,584          22,225
  -----------------------------------------
  CLASS B          22,004          22,004
  -----------------------------------------
  CLASS C          21,972          21,972
  -----------------------------------------
  CLASS G          22,040          22,040
  -----------------------------------------
  CLASS T          23,513          22,159
  -----------------------------------------
  CLASS Z          24,391            N/A

PERFORMANCE INFORMATION ________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

GROWTH OF A $10,000 INVESTMENT 10/01/95 - 09/30/05

                                [MOUNTAIN CHART]

     CLASS A SHARES              CLASS A SHARES           RUSSELL 1000
    WITHOUT SALES CHARGE          WITH SALES CHARGE         VALUE INDEX
    --------------------          -----------------        -------------
   10/95   10000                         9425                  10000
            9951                         9379                   9901
           10471                         9869                  10402
           10414                         9815                  10663
           10752                        10134                  10996
           10948                        10318                  11079
           10973                        10342                  11268
           11170                        10527                  11311
           11457                        10798                  11452
           11421                        10764                  11461
           10976                        10345                  11028
           11353                        10700                  11343
           11907                        11223                  11795
           12089                        11394                  12251
           13022                        12273                  13139
           12611                        11886                  12971
           13202                        12443                  13600
           13150                        12394                  13800
           12557                        11835                  13303
           13259                        12497                  13862
           14269                        13449                  14637
           14516                        13682                  15265
           15872                        14959                  16413
           15401                        14515                  15829
           16154                        15225                  16785
           15655                        14754                  16316
           16007                        15086                  17037
           16100                        15174                  17535
           16319                        15380                  17286
           17631                        16617                  18449
           18523                        17458                  19578
           18689                        17615                  19710
           17970                        16937                  19418
           18495                        17431                  19666
           17879                        16851                  19320
           14950                        14091                  16445
           15669                        14768                  17389
           17202                        16213                  18737
           18452                        17391                  19610
           19923                        18777                  20277
           20742                        19549                  20439
           19792                        18654                  20151
           20407                        19234                  20568
           21001                        19794                  22489
           20699                        19509                  22242
           21908                        20648                  22887
           21033                        19824                  22216
           20041                        18888                  21392
           19211                        18106                  20645
           19718                        18584                  21835
           19827                        18687                  21664
           21254                        20032                  21768
           19932                        18786                  21059
           19508                        18386                  19494
           21911                        20651                  21872
           21549                        20310                  21619
           21388                        20158                  21846
           20252                        19088                  20847
           19904                        18759                  21108
           21749                        20498                  22281
           20914                        19711                  22486
           21263                        20040                  23040
           19343                        18231                  22185
           20575                        19392                  23296
           22682                        21378                  23385
           21033                        19824                  22735
           20377                        19205                  21932
           22088                        20818                  23007
           22532                        21237                  23524
           21784                        20532                  23002
           22104                        20833                  22954
           20959                        19754                  22033
           18224                        17176                  20482
           19079                        17982                  20306
           20790                        19595                  21486
           21564                        20324                  21993
           21171                        19954                  21824
           20214                        19052                  21859
           21672                        20426                  22893
           20560                        19378                  22107
           20560                        19378                  22218
           18414                        17355                  20943
           16611                        15656                  18995
           16486                        15538                  19139
           14480                        13647                  17011
           15013                        14150                  18271
           15906                        14991                  19423
           15154                        14282                  18580
           14951                        14091                  18130
           14387                        13560                  17646
           14450                        13619                  17676
           15657                        14757                  19231
           16676                        15717                  20474
           16943                        15969                  20730
           17146                        16160                  21039
           17491                        16485                  21367
           17272                        16279                  21157
           18245                        17196                  22452
           18449                        17388                  22758
           19436                        18319                  24159
           19815                        18676                  24585
           20130                        18973                  25111
           19971                        18823                  24890
           19544                        18420                  24282
           19702                        18569                  24530
           20264                        19098                  25109
           19881                        18737                  24755
           20135                        18977                  25107
           20300                        19133                  25496
           20396                        19223                  25919
           21370                        20142                  27230
           22044                        20776                  28143
           21819                        20564                  27642
           22574                        21276                  28557
           22143                        20869                  28165
           21804                        20550                  27661
           22238                        20959                  28328
           22478                        21185                  28637
           23204                        21870                  29464
           22995                        21673                  29338
   09/05   23584                        22225                  29748

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)


  SHARE CLASS                   A                   B                  C                    G                   T            Z
-----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/25/02           11/25/02            11/25/02            03/04/96            09/01/88       09/01/88
-----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT      WITH   WITHOUT     WITH    WITHOUT      WITH   WITHOUT     WITH    WITHOUT     WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------------
  1-YEAR                 16.21        9.49   15.30      10.30    15.33       14.33   15.35      10.35    16.06       9.36    16.43
-----------------------------------------------------------------------------------------------------------------------------------
  5-YEAR                  2.43        1.23    1.59       1.27     1.56        1.56    1.63       1.14     2.37       1.17     2.75
-----------------------------------------------------------------------------------------------------------------------------------
  10-YEAR                 8.96        8.31    8.21       8.21     8.19        8.19    8.22       8.22     8.93       8.28     9.33


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for class A shares) and Retail B shares (for class B and class C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund. The returns shown for class B and class C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and class C shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charge applicable to class G shares), for periods prior to the inception of Retail B shares of the Galaxy Equity Value Fund (March 4, 1996). Retail A shares were initially offered on September 1, 1988. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05


              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID            FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)        EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00         1,065.48        1,019.00        6.27           6.12                1.21
----------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00         1,061.32        1,015.24       10.13           9.90                1.96
----------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00         1,061.42        1,015.24       10.13           9.90                1.96
----------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00         1,062.32        1,015.49        9.87           9.65                1.91
----------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00         1,065.28        1,018.75        6.52           6.38                1.26
----------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00         1,067.08        1,020.26        4.97           4.86                0.96


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the fund's transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005, THE FUND'S CLASS A SHARES RETURNED 16.21% WITHOUT SALES CHARGE.

o THE FUND PERFORMED IN LINE WITH ITS BENCHMARK, THE RUSSELL 1000 VALUE INDEX, WHICH RETURNED 16.69%. IT OUTPERFORMED ITS PEER GROUP AVERAGE, THE MORNINGSTAR LARGE VALUE CATEGORY, WHICH WAS 13.67%.

o STOCK SELECTION AIDED PERFORMANCE ACROSS SEVERAL SECTORS, INCLUDING HEALTH CARE AND MATERIALS.

                       [UP ARROW]                 [UP ARROW]

                                                 RUSSELL 1000
                     CLASS A SHARES              VALUE INDEX
                         16.21%                     16.69%

                                    OBJECTIVE
                             Seeks long-term capital
                           appreciation, with income
                              as a secondary goal.

                                TOTAL NET ASSETS
                                 $431.0 million

NET ASSET VALUE PER SHARE AS OF 09/30/05 ($)

  CLASS A                           14.60
  -----------------------------------------
  CLASS B                           13.96
  -----------------------------------------
  CLASS C                           13.94
  -----------------------------------------
  CLASS G                           13.97
  -----------------------------------------
  CLASS T                           14.60
  -----------------------------------------
  CLASS Z                           14.87

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

For the 12 months ended September 30, 2005, Columbia Disciplined Value Fund class A shares returned 16.21% without sales charge. Over the same period, the Russell 1000 Value Index returned 16.69% and the Morningstar(R) Large Value Category returned an average 13.67%. 1 Management fees and transactions costs accounted for the slight difference in performance between the fund and its benchmark. The fund incurs these costs while the index does not. We believe that stock selection accounted for the fund's outperformance relative to its peer group.

STOCK SELECTION ACROSS SEVERAL SECTORS AIDED PERFORMANCE

Good stock selection in health care and materials aided the fund's performance relative to its benchmark. In health care, the fund had more exposure to Medco Health Solutions than the index, which was rewarded when the stock delivered strong profit gains. The company experienced growth in clinical program revenue and formulary management while operating costs declined. In the materials sector, firming demand and pricing for copper, due in part to reconstruction efforts in the aftermath of Hurricane Katrina, energized the profit outlook for Phelps Dodge. The fund's position in the stock was larger than its weight in the index, which magnified the impact of the stock's gains on the fund's relative performance.

In some sectors, the fund's benefit from stock selection was a matter of owning less than the index and thereby avoiding the full weight of a decline. For example, the fund's exposure to Verizon Communications was less than the index. The stock suffered a sharp decline as the result of continued price pressures and modest expense increases, which detracted from profits. An underweight in the stock helped the fund sidestep much of the decline.

MIXED RESULTS FROM ENERGY AND FINANCIAL STOCKS

Energy stocks were the fund's best performers. Higher oil and gas prices boosted profit forecasts for Devon Energy, which returned more than 94% for the fund during the period. Amerada Hess enjoyed higher refining margins. Its stock rose and returned 55% for the fund. The returns of both stocks were amplified because the fund had a larger weight in them than the index.

However, the fund's energy returns lagged the sector's return in the index returns for two reasons: The fund had less exposure to energy than the index, and stock selection was a modest detractor. The fund's exposure to ConocoPhillips was lower than the index, and it missed out on some of its outsized gains.

1 (C)2005 Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 09/30/05 ($)

   CLASS A                                0.16
-----------------------------------------------
   CLASS B                                0.06
-----------------------------------------------
   CLASS C                                0.06
-----------------------------------------------
   CLASS G                                0.06
-----------------------------------------------
   CLASS T                                0.15
-----------------------------------------------
   CLASS Z                                0.20

SECTORS AS OF 09/30/05 (%)

   FINANCIALS                             34.7
-----------------------------------------------
   ENERGY                                 15.3
-----------------------------------------------
   CONSUMER DISCRETIONARY                  9.4
-----------------------------------------------
   HEALTH CARE                             7.2
-----------------------------------------------
   UTILITIES                               7.2
-----------------------------------------------
   INDUSTRIALS                             6.3
-----------------------------------------------
   TELECOMMUNICATION SERVICES              5.7
-----------------------------------------------
   CONSUMER STAPLES                        5.7
-----------------------------------------------
   INFORMATION TECHNOLOGY                  4.4
-----------------------------------------------
   MATERIALS                               4.2

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/05 (%)

   EXXON MOBIL                             5.9
-----------------------------------------------
   JPMORGAN CHASE                          4.2
-----------------------------------------------
   CHEVRONTEXACO                           4.1
-----------------------------------------------
   WACHOVIA                                3.4
-----------------------------------------------
   FIRSTENERGY                             3.1
-----------------------------------------------
   PRUDENTIAL FINANCIAL                    3.1
-----------------------------------------------
   AMERADA HESS                            3.0
-----------------------------------------------
   HARTFORD FINANCIAL SERVICES GROUP       2.9
-----------------------------------------------
   INTERNATIONAL BUSINESS MACHINES         2.9
-----------------------------------------------
   CITIGROUP                               2.8

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/05 (%)

   MEDCO HEALTH SOLUTIONS                  0.4
-----------------------------------------------
   PHELPS DODGE                            1.4
-----------------------------------------------
   VERIZON COMMUNICATIONS                  0.7
-----------------------------------------------
   DEVON ENERGY                            2.0
-----------------------------------------------
   AMERADA HESS                            3.0
-----------------------------------------------
   CONOCOPHILLIPS                          0.2
-----------------------------------------------
   ANNALY MORTGAGE MANAGEMENT              1.6
-----------------------------------------------
   AMERICAN INTERNATIONAL GROUP            0.7
-----------------------------------------------
   PRUDENTIAL FINANCIAL                    3.1
-----------------------------------------------
   HARTFORD FINANCIAL SERVICES GROUP       2.9
-----------------------------------------------
   CHUBB                                   2.7
-----------------------------------------------
   FIRST AMERICAN                          1.4

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

________________________________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

Financial stocks also made a positive contribution to the fund's return, but the fund's financials trailed the index, generally because of stock selection. We overweighted Annaly Mortgage Management, which lost ground as homeowners prepaid their mortgages at a higher-than-expected rate and that cut into the company's profits. The fund also had a significant position in American International Group (AIG) whose stock price was battered due to concerns over storm-related losses. However, many of the fund's financial positions, including Prudential Financial, Hartford Financial Services Group, Chubb and First American delivered strong double-digit returns for the period.

LOOKING AHEAD

We continue to believe that large companies have the potential to do well in an environment of rising interest rates and slowing economic growth. We plan to continue to seek out high quality companies that are included in the fund's benchmark, that we believe have the potential for improved profit growth and that are selling at relatively attractive prices. As always, we will target companies in a variety of sectors and industry groups to maintain a diversified portfolio.

                                Vikram Kuriyan has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.


                                /s/ Vikram Kuriyan

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/95 - 09/30/05 ($)

  SALES CHARGE     WITHOUT          WITH
  -----------------------------------------
  CLASS A          20,678          19,494
  -----------------------------------------
  CLASS B          19,622          19,622
  -----------------------------------------
  CLASS C          19,637          19,637
  -----------------------------------------
  CLASS G          19,118          19,118
  -----------------------------------------
  CLASS T          20,510          19,335
  -----------------------------------------
  CLASS Z          21,167            N/A

PERFORMANCE INFORMATION ________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

GROWTH OF A $10,000 INVESTMENT 10/01/95 - 09/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES       RUSSELL
    WITHOUT SALES CHARGE    WITH SALES CHARGE   1000 INDEX        S&P 500 INDEX
    --------------------    -----------------  -------------     ---------------
   10/95  10000.00               9425.00         10000.00            10000.00
           9872.00               9304.00          9964.00             9954.00
          10317.00               9724.00         10401.00            10398.00
          10527.00               9921.00         10602.00            10556.00
          10757.00              10139.00         10963.00            10897.00
          10885.00              10259.00         11065.00            11039.00
          11109.00              10471.00         11171.00            11138.00
          11314.00              10663.00         11335.00            11307.00
          11528.00              10865.00         11627.00            11579.00
          11446.00              10788.00         11672.00            11591.00
          10991.00              10359.00         11156.00            11033.00
          11309.00              10659.00         11391.00            11333.00
          11743.00              11068.00         12032.00            11970.00
          11873.00              11190.00         12365.00            12234.00
          12786.00              12050.00         13299.00            13137.00
          12617.00              11891.00         13036.00            12924.00
          13230.00              12469.00         13851.00            13691.00
          13258.00              12495.00         13959.00            13743.00
          12872.00              12132.00         13385.00            13124.00
          13373.00              12604.00         14184.00            13834.00
          14186.00              13370.00         15048.00            14720.00
          14703.00              13858.00         15722.00            15329.00
          15718.00              14814.00         16974.00            16583.00
          15177.00              14305.00         16023.00            15800.00
          15862.00              14950.00         16901.00            16666.00
          15443.00              14555.00         16337.00            16126.00
          15928.00              15012.00         17093.00            16826.00
          16298.00              15360.00         17387.00            17168.00
          16240.00              15307.00         17580.00            17295.00
          17444.00              16441.00         18848.00            18528.00
          18271.00              17220.00         19813.00            19462.00
          18419.00              17360.00         20013.00            19662.00
          17975.00              16941.00         19668.00            19237.00
          18070.00              17031.00         20467.00            19949.00
          17626.00              16612.00         20250.00            19710.00
          14901.00              14044.00         17322.00            16763.00
          15629.00              14731.00         18432.00            17891.00
          16977.00              16000.00         19931.00            19305.00
          17912.00              16882.00         21139.00            20500.00
          18883.00              17797.00         22356.00            21805.00
          19113.00              18014.00         23291.00            22584.00
          18737.00              17659.00         22566.00            21868.00
          19467.00              18348.00         23469.00            22706.00
          20232.00              19069.00         24377.00            23655.00
          20245.00              19081.00         23802.00            23144.00
          21372.00              20143.00         25123.00            24324.00
          20690.00              19501.00         24339.00            23582.00
          19900.00              18756.00         24220.00            23360.00
          19112.00              18013.00         23556.00            22718.00
          19490.00              18370.00         25047.00            24245.00
          19685.00              18553.00         25556.00            24868.00
          20201.00              19040.00         27061.00            26367.00
          19488.00              18367.00         25703.00            25289.00
          19112.00              18013.00         25217.00            25221.00
          21078.00              19866.00         27683.00            27518.00
          21104.00              19890.00         26850.00            26602.00
          21013.00              19805.00         26299.00            25913.00
          20477.00              19300.00         26949.00            26574.00
          20567.00              19385.00         26528.00            26132.00
          21943.00              20681.00         28176.00            28066.00
          20932.00              19728.00         26688.00            26764.00
          21296.00              20071.00         26576.00            26443.00
          20244.00              19080.00         24482.00            24026.00
          20977.00              19771.00         24602.00            24317.00
          21824.00              20569.00         25475.00            25117.00
          20722.00              19530.00         23152.00            22773.00
          19423.00              18306.00         21684.00            21261.00
          20724.00              19532.00         23369.00            22968.00
          20993.00              19786.00         23525.00            23125.00
          20536.00              19355.00         22954.00            22602.00
          20565.00              19382.00         22729.00            22292.00
          19446.00              18328.00         21306.00            20935.00
          17733.00              16713.00         19585.00            19159.00
          18031.00              16994.00         19959.00            19558.00
          19390.00              18275.00         21489.00            21064.00
          19753.00              18617.00         21679.00            21289.00
          18860.00              17775.00         21362.00            21019.00
          18583.00              17514.00         20950.00            20601.00
          19341.00              18229.00         21737.00            21447.00
          18316.00              17263.00         20420.00            20218.00
          18579.00              17511.00         20269.00            20041.00
          17030.00              16051.00         18826.00            18562.00
          15800.00              14892.00         17359.00            17188.00
          15669.00              14768.00         17472.00            17277.00
          13794.00              13001.00         15573.00            15422.00
          14761.00              13912.00         16943.00            16703.00
          15680.00              14779.00         17941.00            17680.00
          14819.00              13967.00         16888.00            16680.00
          14570.00              13733.00         16446.00            16276.00
          14145.00              13332.00         16199.00            16024.00
          14289.00              13468.00         16356.00            16190.00
          15362.00              14479.00         17704.00            17497.00
          16141.00              15213.00         18637.00            18494.00
          16225.00              15292.00         18875.00            18739.00
          16490.00              15541.00         19208.00            19111.00
          16857.00              15888.00         19582.00            19499.00
          16505.00              15556.00         19375.00            19300.00
          17329.00              16332.00         20471.00            20431.00
          17549.00              16540.00         20651.00            20677.00
          18101.00              17061.00         21734.00            21667.00
          18263.00              17212.00         22133.00            22079.00
          18454.00              17393.00         22441.00            22383.00
          18292.00              17240.00         22102.00            22079.00
          17822.00              16797.00         21755.00            21679.00
          18146.00              17103.00         22053.00            21992.00
          18455.00              17393.00         22481.00            22387.00
          17600.00              16588.00         21737.00            21602.00
          17468.00              16464.00         21824.00            21707.00
          17674.00              16658.00         22060.00            21981.00
          17807.00              16783.00         22397.00            22335.00
          18484.00              17421.00         23304.00            23291.00
          19138.00              18037.00         24097.00            24134.00
          18772.00              17693.00         23509.00            23526.00
          19213.00              18109.00         24002.00            24055.00
          18864.00              17779.00         23577.00            23675.00
          18377.00              17320.00         23129.00            23239.00
          19077.00              17980.00         23865.00            24062.00
          19245.00              18139.00         23898.00            24161.00
          20417.00              19243.00         24787.00            25101.00
          20403.00              19230.00         24562.00            24882.00
  09/05   20678.00              19494.00         24755.00            25120.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Common Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's primary benchmark was changed to the Russell 1000 Index. Previously, the fund's returns were compared to the S&P 500 Index. The Russell 1000 Index is an unmanaged index that tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)


  SHARE CLASS                   A                   B                   C                   G                   T            Z
-----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/01/98           11/01/98             12/09/02           03/04/96            02/12/93       12/14/92
-----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT      WITH   WITHOUT     WITH    WITHOUT      WITH   WITHOUT     WITH    WITHOUT     WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------------
  1-YEAR                 16.98       10.28   16.02      11.02    16.10       15.10   16.10      11.10    16.97      10.23    17.25
-----------------------------------------------------------------------------------------------------------------------------------
  5-YEAR                 -0.25       -1.42   -1.00      -1.35    -0.99       -0.99   -1.07      -1.58    -0.34      -1.51     0.01
-----------------------------------------------------------------------------------------------------------------------------------
  10-YEAR                 7.54        6.90    6.97       6.97     6.98        6.98    6.69       6.69     7.45       6.82     7.79


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class A and class B shares were initially offered by the fund. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to class A shares and class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to December 9, 2002, the date on which class C shares were initially offered. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Growth & Income Fund (March 4, 1996). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the fund, and returns of Trust shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05


              ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE              EXPENSES PAID           FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)        END OF THE PERIOD ($)          DURING THE PERIOD ($)       EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00         1,096.01        1,019.35        5.99           5.77               1.14
---------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00         1,091.50        1,015.59        9.91           9.55               1.89
---------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00         1,091.40        1,015.59        9.91           9.55               1.89
---------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00         1,091.50        1,015.84        9.65           9.30               1.84
---------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00         1,095.61        1,019.10        6.25           6.02               1.19
---------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00         1,097.22        1,020.61        4.68           4.51               0.89


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the fund's investment advisor and transfer agent not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005, THE FUND'S CLASS A SHARES RETURNED 16.98% WITHOUT SALES CHARGE.

o     THE FUND OUTPERFORMED BOTH ITS BENCHMARK AND ITS PEER GROUP FOR THE
      PERIOD.

o SUPERIOR STOCK SELECTION, ESPECIALLY WITHIN THE HEALTH CARE AND FINANCIAL SECTORS, WAS INSTRUMENTAL IN PRODUCING THE FUND'S ABOVE-AVERAGE RESULTS.

                       [UP ARROW]                  [UP ARROW]

                                                  RUSSELL 1000
                     CLASS A SHARES                  INDEX
                         16.98%                      14.26%

                                    OBJECTIVE
                          Seeks to provide a relatively
                            high total return through
                         long-term capital appreciation
                               and current income.

                                TOTAL NET ASSETS
                                 $517.7 million

NET ASSET VALUE PER SHARE AS OF 09/30/05 ($)

  CLASS A                           13.59
  -----------------------------------------
  CLASS B                           13.12
  -----------------------------------------
  CLASS C                           13.13
  -----------------------------------------
  CLASS G                           13.00
  -----------------------------------------
  CLASS T                           13.52
  -----------------------------------------
  CLASS Z                           13.66

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

For the 12-month period ended September 30, 2005, class A shares of Columbia Common Stock Fund returned 16.98% without sales charge. The fund outperformed the 14.26% return of the Russell 1000 Index. It also outperformed the average return of the Morningstar(R) Large Blend Category, which was 13.17% during the same period. 1 Although the fund's sector allocations were not ideally suited to the period, our individual stock selections more than made up the difference.

CONTRARIAN APPROACH LED TO OPPORTUNITY

Our contrarian approach to stock selection enabled us to capitalize on several opportunities in the health care and financial sectors. Within health care, generic drug manufacturers were one of the fund's bright spots. They were able to sidestep the price competition that many investors feared would affect the traditional pharmaceutical industry. In this regard, portfolio holdings IVAX and Endo Pharmaceuticals Holdings were strong performers for the period. Drug distributors such as McKesson and Cardinal Health also generated solid returns. Both companies were able to improve their business models so that they now receive fees for specific services, which have made their earnings growth less dependent on the price appreciation of drugs held in inventory. By the end of the period, the fund's commitment to the health care sector had risen to 17% of the portfolio, up from 14% 12 months ago.

Within the financial sector, the fund benefited from a decision to focus on brokerage companies and to limit exposure to bank stocks. Traditional brokerage powerhouses such as Merrill Lynch and Goldman Sachs Group performed well during a period of generally good health for the capital markets. E*TRADE Financial, which the fund had purchased during several periods of price weakness, moved higher amid the wave of consolidation that has swept over the discount brokerage industry. Bank stocks, by contrast, were poor performers during the period. Profit margins within the banking industry came under pressure from the Federal Reserve's repeated moves to raise short-term interest rates. Due to the strong stock selection, the financial sector added the greatest positive attribution to the Portfolio over the index.

OPPORTUNITY LOST THROUGH SECTOR ALLOCATIONS

Although we were successful in many of our individual stock selections, we lost some opportunity with respect to sector allocations. In particular, our contrarian style led us to take profits in our energy holdings prematurely, thereby missing the later stages of what became an extended rally. The fund was also underweight in the stocks of public utilities, many of which were pushed higher by the year-long spike in energy prices.

1 (C)2005 Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 09/30/05 ($)

   CLASS A                                0.42
-----------------------------------------------
   CLASS B                                0.40
-----------------------------------------------
   CLASS C                                0.40
-----------------------------------------------
   CLASS G                                0.40
-----------------------------------------------
   CLASS T                                0.42
-----------------------------------------------
   CLASS Z                                0.43

SECTORS AS OF 09/30/05 (%)

   INFORMATION TECHNOLOGY                 20.2
-----------------------------------------------
   FINANCIALS                             17.9
-----------------------------------------------
   HEALTH CARE                            17.0
-----------------------------------------------
   CONSUMER DISCRETIONARY                 12.4
-----------------------------------------------
   INDUSTRIALS                            11.1
-----------------------------------------------
   CONSUMER STAPLES                        7.5
-----------------------------------------------
   ENERGY                                  7.5
-----------------------------------------------
   MATERIALS                               4.5
-----------------------------------------------
   TELECOMMUNICATION SERVICES              1.9

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/05 (%)

   MICROSOFT                               2.7
-----------------------------------------------
   CONOCOPHILLIPS                          2.1
-----------------------------------------------
   AMERICAN INTERNATIONAL GROUP            1.9
-----------------------------------------------
   EXXON MOBIL                             1.8
-----------------------------------------------
   BERKSHIRE HATHAWAY                      1.8
-----------------------------------------------
   JPMORGAN CHASE                          1.8
-----------------------------------------------
   UNUMPROVIDENT                           1.8
-----------------------------------------------
   HONEYWELL INTERNATIONAL                 1.7
-----------------------------------------------
   ATI TECHNOLOGIES                        1.6
-----------------------------------------------
   CITIGROUP                               1.6

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/05 (%)

   IVAX                                    0.7
-----------------------------------------------
   ENDO PHARMACEUTICALS HOLDINGS           0.9
-----------------------------------------------
   MCKESSON                                0.6
-----------------------------------------------
   CARDINAL HEALTH                         1.0
-----------------------------------------------
   MERRILL LYNCH                           0.5
-----------------------------------------------
   GOLDMAN SACHS GROUP                     0.4
-----------------------------------------------
   E*TRADE FINANCIAL                       1.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

A MORE CAUTIOUS APPROACH

We expect higher energy costs and interest rates to continue to affect corporate earnings over the next 12 months. Given this outlook, we expect larger-capitalization growth companies, a group that has been out of favor for a number of years, to fare better in the months ahead. As a result, we believe that this group presents a timely contrarian opportunity and we plan to have a higher weight in these stocks to take advantage of this potential opportunity.

                                Guy W. Pope has co-managed Columbia Common Stock Fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.


                                /s/ Guy W. Pope

                                Jeffrey D. Huffman has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.


                                /s/ Jeffrey D. Huffman

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/95 - 09/30/05 ($)

  SALES CHARGE     WITHOUT          WITH
  -----------------------------------------
  CLASS A          38,359          36,143
  -----------------------------------------
  CLASS B          36,352          36,352
  -----------------------------------------
  CLASS C          36,368          36,368
  -----------------------------------------
  CLASS G          36,143          36,143
  -----------------------------------------
  CLASS T          37,882          35,694
  -----------------------------------------
  CLASS Z          39,380            N/A

PERFORMANCE INFORMATION ________________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

GROWTH OF A $10,000 INVESTMENT 10/01/95 - 09/30/05

                                [MOUNTIAN CHART]

    CLASS A SHARES         CLASS A SHARES       S&P SMALLCAP        RUSSELL
    WITHOUT SALES CHARGE    WITH SALES CHARGE      600 INDEX        2000 INDEX
    --------------------    -----------------    -------------   ---------------
  10/95   10000.00               9425.00           10000.00            10000.00
           9716.00               9157.00            9506.00             9553.00
          10090.00               9510.00            9882.00             9954.00
          10378.00               9781.00           10045.00            10217.00
          10247.00               9658.00           10068.00            10206.00
          10591.00               9982.00           10397.00            10524.00
          10898.00              10272.00           10619.00            10739.00
          11572.00              10906.00           11229.00            11313.00
          12007.00              11317.00           11627.00            11759.00
          11703.00              11030.00           11172.00            11276.00
          11029.00              10395.00           10403.00            10291.00
          11588.00              10922.00           11047.00            10889.00
          12082.00              11387.00           11532.00            11315.00
          12123.00              11426.00           11452.00            11141.00
          12632.00              11906.00           12047.00            11600.00
          13151.00              12395.00           12188.00            11904.00
          13342.00              12575.00           12390.00            12142.00
          13294.00              12530.00           12134.00            11848.00
          12857.00              12117.00           11511.00            11289.00
          12723.00              11991.00           11652.00            11320.00
          14065.00              13256.00           13019.00            12579.00
          14988.00              14126.00           13595.00            13119.00
          16025.00              15104.00           14450.00            13729.00
          16520.00              15570.00           14814.00            14043.00
          17786.00              16763.00           15793.00            15071.00
          17405.00              16404.00           15111.00            14410.00
          17234.00              16243.00           15001.00            14316.00
          17259.00              16266.00           15304.00            14567.00
          16967.00              15991.00           15005.00            14336.00
          17944.00              16912.00           16372.00            15396.00
          19076.00              17980.00           16998.00            16030.00
          19166.00              18064.00           17098.00            16118.00
          18166.00              17121.00           16194.00            15250.00
          17672.00              16655.00           16241.00            15282.00
          16502.00              15553.00           14998.00            14044.00
          14252.00              13433.00           12104.00            11317.00
          14857.00              14003.00           12844.00            12203.00
          15228.00              14353.00           13440.00            12700.00
          15971.00              15053.00           14197.00            13366.00
          16331.00              15392.00           15104.00            14193.00
          16417.00              15473.00           14914.00            14382.00
          15465.00              14576.00           13570.00            13217.00
          15072.00              14206.00           13745.00            13423.00
          16138.00              15210.00           14654.00            14626.00
          16732.00              15770.00           15010.00            14840.00
          17555.00              16546.00           15864.00            15510.00
          17592.00              16580.00           15724.00            15085.00
          16860.00              15891.00           15032.00            14527.00
          16826.00              15859.00           15095.00            14530.00
          16182.00              15251.00           15058.00            14590.00
          16889.00              15918.00           15687.00            15461.00
          18080.00              17040.00           16977.00            17211.00
          17859.00              16832.00           16450.00            16934.00
          18218.00              17170.00           18653.00            19730.00
          18852.00              17768.00           17963.00            18429.00
          18782.00              17702.00           17656.00            17320.00
          18686.00              17612.00           17133.00            16310.00
          19038.00              17943.00           18146.00            17732.00
          18748.00              17670.00           17701.00            17161.00
          19866.00              18724.00           19269.00            18471.00
          20200.00              19038.00           18745.00            17928.00
          19785.00              18648.00           18863.00            17128.00
          19220.00              18114.00           16900.00            15369.00
          21153.00              19937.00           18982.00            16689.00
          21741.00              20491.00           19796.00            17559.00
          21932.00              20671.00           18589.00            16407.00
          21645.00              20401.00           17735.00            15605.00
          22630.00              21329.00           19087.00            16825.00
          23630.00              22272.00           19451.00            17239.00
          24301.00              22904.00           20163.00            17834.00
          23937.00              22560.00           19826.00            16869.00
          23810.00              22441.00           19374.00            16324.00
          21679.00              20432.00           16755.00            14127.00
          22332.00              21047.00           17648.00            14953.00
          23524.00              22171.00           18940.00            16111.00
          25053.00              23613.00           20222.00            17105.00
          25106.00              23662.00           20398.00            16927.00
          25593.00              24121.00           20047.00            16463.00
          27571.00              25986.00           21631.00            17785.00
          28109.00              26492.00           22243.00            17947.00
          27552.00              25968.00           21322.00            17150.00
          27015.00              25462.00           20220.00            16299.00
          23457.00              22108.00           17365.00            13838.00
          23335.00              21993.00           17530.00            13803.00
          22206.00              20929.00           16457.00            12812.00
          21946.00              20684.00           16984.00            13224.00
          23317.00              21977.00           17868.00            14403.00
          22888.00              21572.00           17264.00            13601.00
          22305.00              21022.00           16671.00            13224.00
          21667.00              20421.00           16137.00            12825.00
          21684.00              20437.00           16265.00            12990.00
          23308.00              21968.00           17585.00            14222.00
          25334.00              23877.00           19003.00            15748.00
          25937.00              24445.00           19497.00            16033.00
          27324.00              25753.00           20511.00            17036.00
          28346.00              26716.00           21509.00            17817.00
          27927.00              26321.00           20877.00            17487.00
          29879.00              28161.00           22687.00            18956.00
          30790.00              29020.00           23545.00            19629.00
          31769.00              29943.00           23961.00            20027.00
          32408.00              30544.00           24652.00            20897.00
          32878.00              30987.00           25125.00            21085.00
          33121.00              31217.00           25451.00            21281.00
          32485.00              30617.00           24606.00            20195.00
          32466.00              30599.00           24983.00            20517.00
          33797.00              31853.00           26367.00            21380.00
          31941.00              30105.00           24922.00            19941.00
          31622.00              29804.00           24703.00            19840.00
          32877.00              30987.00           26005.00            20770.00
          33121.00              31216.00           26491.00            21179.00
          35744.00              33688.00           28756.00            23016.00
          36952.00              34827.00           29388.00            23697.00
          35899.00              33835.00           28724.00            22709.00
          36692.00              34582.00           29549.00            23092.00
          36017.00              33946.00           28783.00            22432.00
          33852.00              31906.00           27174.00            21147.00
          35521.00              33479.00           28973.00            22532.00
          36754.00              34640.00           29915.00            23402.00
          38761.00              36532.00           31716.00            24885.00
          38342.00              36137.00           31250.00            24425.00
   9/05   38359.00              36143.00           31524.00            24500.00

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)


   SHARE CLASS                  A                   B                   C                   G                   T            Z
-----------------------------------------------------------------------------------------------------------------------------------
   INCEPTION                 11/01/98           11/01/98             11/18/02           11/01/98            02/12/93       12/14/92
-----------------------------------------------------------------------------------------------------------------------------------
   SALES CHARGE         WITHOUT      WITH   WITHOUT     WITH    WITHOUT      WITH   WITHOUT     WITH    WITHOUT     WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------------
   1- YEAR               16.69        9.98   15.87      10.87    15.79       14.79   15.91      10.91    16.58       9.89    16.96
-----------------------------------------------------------------------------------------------------------------------------------
   5-YEAR                13.69       12.35   12.78      12.53    12.79       12.79   12.75      12.38    13.57      12.23    14.03
-----------------------------------------------------------------------------------------------------------------------------------
   10-YEAR               14.39       13.71   13.78      13.78    13.78       13.78   13.71      13.71    14.25      13.57    14.69


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund. Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering class A, B, C, G, T and Z shares. The returns for class A and B shares include returns of Prime A shares and Retail A shares (for class A shares) and Prime B shares and Retail A shares (for class B shares) of the former Galaxy Small Cap Value Fund for periods prior to the inception of class A and class B shares. Class C share performance information includes returns of Retail B shares and Retail A shares of the former Galaxy Small Cap Value Fund for periods prior to the inception of class C shares. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Cap Value Fund (November 1, 1998). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund, for periods prior to November 18, 2002, and returns of Trust shares of the Small Cap portfolio of The Shawmut Funds (the "Shawmut Fund"), the predecessor to the Galaxy Small Cap Value Fund, for periods prior to December 4, 1995. Total returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05


               ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE             EXPENSES PAID           FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)        END OF THE PERIOD ($)         DURING THE PERIOD ($)       EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00         1,064.98        1,019.30        5.95           5.82               1.15
---------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00         1,061.82        1,015.54        9.82           9.60               1.90
---------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00         1,061.12        1,015.54        9.82           9.60               1.90
---------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00         1,061.72        1,015.79        9.56           9.35               1.85
---------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00         1,065.08        1,019.05        6.21           6.07               1.20
---------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00         1,066.58        1,020.56        4.66           4.56               0.90


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the fund's transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005, THE FUND'S CLASS A SHARES RETURNED 16.69% WITHOUT SALES CHARGE.

o SMALL CAP STOCKS MADE A STRONG SHOWING DURING THE PERIOD, AND THE FUND, ITS BENCHMARKS AND PEER GROUP DELIVERED SOLID RESULTS.

o THE FUND TRAILED ITS BENCHMARKS GENERALLY BECAUSE IT HAD LESS EXPOSURE TO TECHNOLOGY STOCKS DURING THE LATE 2004 MARKET RALLY. HEALTHCARE STOCKS MADE THE LARGEST CONTRIBUTION TO PERFORMANCE, FOLLOWED BY INDUSTRIALS AND MATERIALS STOCKS.

                [UP ARROW]       [UP ARROW]             [UP ARROW]

                                                           S&P
                  CLASS A       RUSSELL 2000            SMALLCAP
                  SHARES            INDEX               600 INDEX
                  16.69%           17.95%                21.23%

                                    OBJECTIVE
                             Seeks long-term capital
                                  appreciation.

                                TOTAL NET ASSETS
                                $1,527.5 million

NET ASSET VALUE PER SHARE AS OF 09/30/05 ($)

   CLASS A                          19.32
  -----------------------------------------
   CLASS B                          18.56
  -----------------------------------------
   CLASS C                          18.57
  -----------------------------------------
   CLASS G                          18.40
  -----------------------------------------
   CLASS T                          19.15
  -----------------------------------------
   CLASS Z                          19.54

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

For the 12-month period ended September 30, 2005, Columbia Small Cap Core Fund class A shares returned 16.69% without sales charge. The fund's benchmarks, the S&P SmallCap 600 Index and the Russell 2000 Index, returned 21.23% and 17.95%, respectively, for the same period. The average return of the fund's peer group, the Morningstar(R) Small Blend Category, was 19.24%. 1

SOLID PERFORMANCE--AND A CAUTIOUS STANCE

The fund trailed its benchmarks largely because it had less exposure to technology stocks, which led the market advance in the fourth quarter of 2004. While the fund's conservative stance toward technology may restrain returns during a strong market rally, where riskier stocks lead, we believe it is a prudent long-term approach, with the potential to cushion returns during market declines, when riskier stocks are out of favor. An underweight in financials, as well as weak performance from Oriental Financial Group, a Puerto Rico bank, also detracted from the fund's return.

ENERGY STOCKS LED PERFORMANCE

Energy stocks made the strongest contribution to fund performance, as energy prices and profits surged throughout the period, but especially as oil refinery production in the Gulf of Mexico was curtailed in the wake of hurricane Katrina. Southwestern Energy, Gulfmark Offshore and Whiting Petroleum were some of the fund's best performers. After the sector's strong run up, we reduced the fund's energy exposure relative to the index because we believed that prices could decline, a trend that was already underway at the end of the period.

STOCK SELECTION AIDED PERFORMANCE ACROSS INDUSTRIAL AND MATERIALS SECTORS

In the industrials sector, Chicago Bridge & Iron Company (CBI) was one of the top stocks in the portfolio. A global engineering and construction company, CBI benefited from concerns about the oil supply, as it is a leader in the construction of liquefied natural gas (LNG) facilities. LSI Industries, a commercial lighting and design company; and EMCOR Group, a global mechanical and electrical construction company, also helped returns. In the materials sector, Greif Inc., a global industrial packaging company, was a significant help. This family-run business brought in a new management team that implemented a long-term restructuring plan. Greif delivered good earnings, and we believe that the company has some hidden asset value in the timberland it owns. We reduced the fund's position in the stock when it reached our target valuation. However, Greif remains an important part of the portfolio.

VALUATIONS, ECONOMIC ENVIRONMENT DROVE PORTFOLIO CHANGES

While we did not make substantial changes to the portfolio, we sold some small positions that had reached our target valuations and/or that we believed were in areas that could underperform over the longer term. For example, we reduced exposure to the consumer discretionary area because we were concerned that higher home heating costs and gasoline prices could have a negative impact on consumer spending. We also cut back on financial stocks with high valuations. Although banks benefited from low

1 (C)2005 Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 09/30/05 ($)

   CLASS A                                1.07
-----------------------------------------------
   CLASS B                                0.95
-----------------------------------------------
   CLASS C                                0.95
-----------------------------------------------
   CLASS G                                0.95
-----------------------------------------------
   CLASS T                                1.06
-----------------------------------------------
   CLASS Z                                1.12

SECTORS AS OF 09/30/05 (%)

   CONSUMER DISCRETIONARY                 20.3
-----------------------------------------------
   INDUSTRIALS                            19.8
-----------------------------------------------
   INFORMATION TECHNOLOGY                 17.0
-----------------------------------------------
   HEALTH CARE                            15.5
-----------------------------------------------
   FINANCIALS                             10.8
-----------------------------------------------
   MATERIALS                               6.8
-----------------------------------------------
   ENERGY                                  4.3
-----------------------------------------------
   UTILITIES                               2.8
-----------------------------------------------
   CONSUMER STAPLES                        2.1
-----------------------------------------------
   TELECOMMUNICATION SERVICES              0.6

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/05 (%)

   BENCHMARK ELECTRONICS                   1.8
-----------------------------------------------
   ALBANY INTERNATIONAL                    1.5
-----------------------------------------------
   INVACARE                                1.3
-----------------------------------------------
   ARMOR HOLDINGS                          1.2
-----------------------------------------------
   RES-CARE                                1.2
-----------------------------------------------
   WEST PHARMACEUTICAL SERVICES            1.1
-----------------------------------------------
   PEDIATRIX MEDICAL                       1.1
-----------------------------------------------
   EMCOR GROUP                             1.0
-----------------------------------------------
   SYBASE                                  1.0
-----------------------------------------------
   LSI INDUSTRIES                          1.0

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/05 (%)

   ORIENTAL FINANCIAL GROUP                0.4
-----------------------------------------------
   SOUTHWESTERN ENERGY                     0.8
-----------------------------------------------
   GULFMARK OFFSHORE                       0.6
-----------------------------------------------
   WHITING PETROLEUM                       0.5
-----------------------------------------------
   CHICAGO BRIDGE & IRON COMPANY           0.9
-----------------------------------------------
   LSI INDUSTRIES                          1.0
-----------------------------------------------
   EMCOR GROUP                             1.0
-----------------------------------------------
   GREIF                                   0.7
-----------------------------------------------
   WEST PHARMACEUTICAL SERVICES            1.1
-----------------------------------------------
   THORATEC                                0.6

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

________________________________________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

interest rates over the past two years, they became less attractive as short-term interest rates rose.

Relatively high valuations were also the reason for trimming some health care holdings. However, some of the fund's health care holdings, such as West Pharmaceutical Services and Thoratec, made solid contributions to return. West Pharmaceutical's shares rose from depressed valuations after an explosion destroyed one of its facilities two years ago. Thoratec, a medical device company, has developed an important technology that is used in the treatment of heart disease. The stock has been such a strong performer that we have recently reduced the fund's holdings to recognize the strong gains.

LOOKING AHEAD WITH CAUTION

If higher energy prices lead to reduced consumer spending and cut into corporate profits, the impact on economic growth--and on stock prices--is likely to be negative. However, even with an uncertain backdrop, we believe that there are investment opportunities to be found among small cap stocks. Going forward, we plan to focus more on reasonably-valued growth stocks, because they have lagged value stocks for several years running and their valuations are now more attractive. As always, we plan to be selective in our investment choices, emphasizing companies with attractive valuations and strong business prospects.

                                Peter Larson is the lead manager for Columbia Small Cap Core Fund. He has managed the fund since 1992 and has been with the advisor or its predecessors or affiliate organizations since 1963.


                                /s/ Peter Larson

                                Richard D'Auteuil has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.


                                /s/ Richard D'Auteuil

                                Allyn Seymour has co-managed the fund since
                                September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.


                                /s/ Allyn Seymour

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/95 - 09/30/05 ($)

  SALES CHARGE:    WITHOUT          WITH
  -----------------------------------------
  CLASS A          17,027          16,049
  -----------------------------------------
  CLASS B          15,921          15,921
  -----------------------------------------
  CLASS C          15,874          15,874
  -----------------------------------------
  CLASS G          15,893          15,893
  -----------------------------------------
  CLASS T          16,990          16,013
  -----------------------------------------
  CLASS Z          17,745            N/A

PERFORMANCE INFORMATION ________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

                                [MOUNTAIN CHART]

GROWTH OF A $10,000 INVESTMENT 10/01/95 - 09/30/05

    CLASS A SHARES          CLASS A SHARES       RUSSELL 2000      RUSSELL 2000
    WITHOUT SALES CHARGE    WITH SALES CHARGE     GROWTH INDEX         INDEX
    --------------------    -----------------    -------------   --------------
   10/95   10000                   9425              10000             10000
            9731                   9171               9508              9553
           10083                   9503               9927              9954
           10088                   9508              10148             10217
            9870                   9303              10063             10206
           10529                   9923              10522             10524
           11036                  10402              10731             10739
           12304                  11597              11555             11313
           12788                  12053              12148             11759
           11930                  11244              11358             11276
           10969                  10339               9971             10291
           11640                  10970              10709             10889
           12395                  11682              11261             11315
           12063                  11369              10775             11141
           12099                  11403              11075             11600
           12190                  11489              11291             11904
           12657                  11929              11573             12142
           11415                  10759              10874             11848
           10702                  10086              10106             11289
           10366                   9770               9989             11320
           12170                  11470              11490             12579
           12836                  12098              11880             13119
           13529                  12751              12488             13729
           13934                  13132              12863             14043
           15058                  14192              13889             15071
           14365                  13539              13055             14410
           13775                  12983              12744             14316
           13918                  13118              12751             14567
           13584                  12803              12582             14336
           14718                  13872              13693             15396
           15348                  14466              14267             16030
           15154                  14282              14354             16118
           14088                  13278              13310             15250
           13909                  13110              13446             15282
           12666                  11938              12323             14044
            9535                   8987               9479             11317
           10568                   9961              10440             12203
           10592                   9983              10985             12700
           11299                  10649              11838             13366
           12395                  11682              12909             14193
           12528                  11807              13490             14382
           10740                  10123              12255             13217
           10515                   9910              12692             13423
           10771                  10152              13812             14626
           11129                  10489              13835             14840
           12038                  11346              14564             15510
           11851                  11170              14114             15085
           11642                  10972              13586             14527
           11952                  11265              13848             14530
           12170                  11470              14202             14590
           14167                  13352              15704             15461
           17221                  16231              18472             17211
           17066                  16085              18300             16934
           21139                  19923              22559             19730
           21077                  19865              20188             18429
           18350                  17295              18149             17320
           17278                  16285              16559             16310
           19269                  18161              18699             17732
           17357                  16359              17096             17161
           18997                  17905              18895             18471
           18266                  17216              17956             17928
           16905                  15933              16498             17128
           14885                  14029              13502             15369
           16280                  15344              14328             16689
           17247                  16255              15487             17559
           16008                  15088              13364             16407
           15032                  14168              12149             15605
           15970                  15052              13636             16825
           16420                  15476              13952             17239
           17021                  16043              14333             17834
           16495                  15547              13111             16869
           15791                  14883              12291             16324
           13118                  12363              10307             14127
           14028                  13221              11299             14953
           15107                  14238              12242             16111
           16261                  15326              13005             17105
           15557                  14662              12542             16927
           14393                  13565              11731             16463
           15537                  14644              12750             17785
           14938                  14079              12475             17947
           13859                  13062              11745             17150
           12779                  12045              10749             16299
           10649                  10037               9097             13838
           10668                  10055               9092             13803
           10162                   9577               8436             12812
           10537                   9931               8863             13224
           11512                  10850               9741             14403
           10771                  10151               9069             13601
           10245                   9656               8822             13224
            9954                   9382               8587             12825
           10236                   9647               8716             12990
           10939                  10310               9541             14222
           12177                  11477              10616             15748
           12469                  11752              10821             16033
           13097                  12344              11639             17036
           13716                  12928              12264             17817
           13228                  12467              11954             17487
           14608                  13768              12987             18956
           14945                  14086              13410             19629
           15320                  14439              13470             20027
           15968                  15050              14178             20897
           16119                  15192              14156             21085
           16381                  15439              14223             21281
           15687                  14785              13509             20195
           15743                  14838              13778             20517
           16099                  15173              14236             21380
           14542                  13706              12958             19941
           14148                  13335              12679             19840
           14955                  14095              13381             20770
           15321                  14440              13706             21179
           16429                  15484              14864             23016
           17010                  16032              15397             23697
           16081                  15157              14705             22709
           16287                  15351              14906             23092
           15659                  14758              14347             22432
           14758                  13910              13435             21147
           15762                  14855              14382             22532
           16324                  15386              14846             23402
           17150                  16164              15884             24885
           16831                  15864              15660             24425
   09/05   17027                  16049              15787             24500

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Company Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)


  SHARE CLASS                   A                   B                   C                   G                   T            Z
-----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/18/02           11/18/02             11/18/02           03/04/96            12/30/91       12/30/91
-----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT      WITH   WITHOUT     WITH    WITHOUT      WITH   WITHOUT     WITH    WITHOUT     WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------------
  1-YEAR                 13.86        7.33   13.04       8.04    13.01       12.01   13.06       8.06    13.76       7.22    14.13
-----------------------------------------------------------------------------------------------------------------------------------
  5-YEAR                 -1.39       -2.55   -2.18      -2.51    -2.24       -2.24   -2.22      -2.71    -1.44      -2.59    -1.06
-----------------------------------------------------------------------------------------------------------------------------------
  10-YEAR                 5.47        4.84    4.76       4.76     4.73        4.73    4.74       4.74     5.44       4.82     5.90


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Class A, class B, and class C are newer classes of shares. Their performance information includes returns of Retail A shares (for class A shares) and Retail B shares (for class B and class C shares) of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class A, B, and C shares were initially offered by the Fund. The returns of class B and class C shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Small Company Equity Fund (March 4,
1996). Class B and class C shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charge applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Company Equity Fund (March 4, 1996). Retail A shares were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include the returns of Trust shares of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA MANAGEMENT SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05


              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00         1,087.49        1,017.80        7.59           7.33             1.45
-------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00         1,083.78        1,014.04       11.49          11.11             2.20
-------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00         1,083.98        1,014.04       11.49          11.11             2.20
-------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00         1,083.88        1,014.29       11.23          10.86             2.15
-------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00         1,086.99        1,017.55        7.85           7.59             1.50
-------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00         1,089.59        1,019.05        6.29           6.07             1.20


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the fund's transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2005, THE FUND'S CLASS A SHARES RETURNED 13.86% WITHOUT SALES CHARGE.

o FAVORABLE ENVIRONMENT FOR SMALL-CAP STOCKS HELPED THE FUND, ITS BENCHMARKS AND PEER GROUP TO STRONG, DOUBLE-DIGIT RETURNS. HOWEVER, THE FUND'S PERFORMANCE WAS LOWER THAN THAT OF ITS BENCHMARKS AND PEER GROUP.

o STOCK SELECTION WAS STRONG IN THE TECHNOLOGY SECTOR, BUT DISAPPOINTING IN THE CONSUMER DISCRETIONARY, ENERGY AND HEALTH CARE SECTORS.


               [UP ARROW]        [UP ARROW]            [UP ARROW]

                CLASS A         RUSSELL 2000          RUSSELL 2000
                 SHARES         GROWTH INDEX             INDEX
                 13.86%            17.97%                17.95%

                                    OBJECTIVE
                           Seeks capital appreciation.

                                TOTAL NET ASSETS
                                 $232.6 million

NET ASSET VALUE PER SHARE
AS OF 09/30/05 ($)

   CLASS A                     18.15
   ----------------------------------
   CLASS B                     16.82
   ----------------------------------
   CLASS C                     16.77
   ----------------------------------
   CLASS G                     16.79
   ----------------------------------
   CLASS T                     18.11
   ----------------------------------
   CLASS Z                     19.22

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

For the 12-month period ended September 30, 2005, class A shares of Columbia Small Company Equity Fund returned 13.86% without sales charge. The Russell 2000 Growth Index and the Russell 2000 Index returned 17.97% and 17.95%, respectively. The average return of the fund's peer group, the Morningstar(R) Small Growth Category average, was 18.53%. 1 Despite strong gains from technology stocks, returns in the consumer discretionary, energy and health care sectors were disappointing.

SMALL-CAP STOCKS CONTINUED THEIR STRONG RUN

Small-cap stocks were among the market leaders during the period, driven by strong earnings growth, brisk merger and acquisition activity, reasonable valuations and continued low interest rates. The fund focused on small-cap stocks with healthy balance sheets, attractive business models and strong management teams. However, after taking over as portfolio managers in July, we trimmed the fund's more speculative, micro-cap stocks and moved into "larger" small companies with leadership positions and superior financial returns. This boosted the fund's average market cap and gave it a higher quality focus.

TECHNOLOGY STOCKS WERE WINNERS

Long-time tech investments such as Itron, Retek and F5 Networks greatly aided performance. Itron, which provides software and hardware for automated meter reading, benefited as utilities increased their spending. Retek, a software company, was bought out at a nice premium, while F5 Networks saw resurgence in demand for the type of networking equipment it sells. In repositioning the portfolio, we trimmed more volatile semiconductor and semiconductor equipment stocks and added names like Microsemi, a semiconductor manufacturer that focuses on medical as well as defense applications. The company benefited from internal cost cutting as well as increased defense spending. Within the sector, we favored companies that are positioned to benefit from increased corporate spending and less vulnerable to a potential slowdown in consumer spending.

STOCK SELECTION FELL SHORT IN CONSUMER CYCLICALS, ENERGY AND HEALTH CARE

In the consumer discretionary sector, relative performance suffered from investments in struggling retailers such as CostPlus and Sharper Image. We sold both stocks in favor of companies with more predictable businesses. Among the fund's largest investments was Gaylord Entertainment, which operates hotel and convention centers that are booked years in advance. Its share price advanced strongly during the period.

1 (C)2005 Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

SECTORS AS OF 09/30/05 (%)

   INFORMATION TECHNOLOGY                     26.3
   -------------------------------------------------
   HEALTH CARE                                18.5
   -------------------------------------------------
   CONSUMER DISCRETIONARY                     15.8
   -------------------------------------------------
   INDUSTRIALS                                12.9
   -------------------------------------------------
   FINANCIALS                                  9.5
   -------------------------------------------------
   ENERGY                                      6.9
   -------------------------------------------------
   MATERIALS                                   3.8
   -------------------------------------------------
   TELECOMMUNICATION SERVICES                  1.8
   -------------------------------------------------
   CONSUMER STAPLES                            1.4
   -------------------------------------------------
   UTILITIES                                   1.0

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/05 (%)

   VCA ANTECH                                  2.1
   -------------------------------------------------
   AFFILIATED MANAGERS GROUP                   2.1
   -------------------------------------------------
   UTI WORLDWIDE                               1.6
   -------------------------------------------------
   GAYLORD ENTERTAINMENT                       1.6
   -------------------------------------------------
   ISHARES NASDAQ BIOTECHNOLOGY INDEX          1.5
   -------------------------------------------------
   HUB GROUP                                   1.4
   -------------------------------------------------
   BOSTON PRIVATE FINANCIAL HOLDINGS           1.2
   -------------------------------------------------
   PROGRESS SOFTWARE                           1.1
   -------------------------------------------------
   MICROSEMI                                   1.0
   -------------------------------------------------
   ENERGEN                                     1.0

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/05 (%)

   ITRON                                       0.6
   -------------------------------------------------
   F5 NETWORKS                                 0.2
   -------------------------------------------------
   MICROSEMI                                   1.0
   -------------------------------------------------
   GAYLORD ENTERTAINMENT                       1.6
   -------------------------------------------------
   DENBURY RESOURCES                           0.8
   -------------------------------------------------
   VCA ANTECH                                  2.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

The fund's stake in energy was slightly below that of the index, which hurt performance as the sector soared. In addition, many of the fund's energy investments were smaller exploration and production companies without proven reserves. They did not fare nearly as well as companies whose earnings growth were more closely linked to rising commodity prices. Over the summer, we shifted toward larger exploration and production names, such as Denbury Resources, which uses carbon dioxide to pump more oil out of existing wells. We also focused on deep water drilling opportunities.

In health care, a number of early stage biotechnology companies declined sharply, including Advancis Pharmaceuticals, which has developed a slow-release drug delivery technology that lowers dosage requirements. When a partner withdrew, Advancis was left with a worrisome funding shortfall. We sold the fund's stake and moved into less volatile companies. Additions included VCA Antech, which operates animal hospitals and provides animal lab tests. It benefited as owners paid more for sophisticated treatments for their pets.

STOCK PICKING WILL BE KEY

We believe that the outlook for small-cap stocks remains favorable, fueled by reasonable valuations, a pickup in merger and acquisition activity and expectations that the Federal Reserve is near the end of its interest rate cycle. We plan to focus on small-cap companies with outstanding products or services that have the potential to increase earnings consistently over time and deliver superior stock performance, regardless of the market environment.

                                Christian Pineno has been lead manager of Columbia Small Company Equity Fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since July 1995.


                                /s/ Christian Pineno

                                Daniel H. Cole has co-managed the fund since
                                June 2005 and has been with the advisor or its predecessors or affiliate organizations since September 2001.


                                /s/ Daniel H. Cole

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

FINANCIAL STATEMENTS ___________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS


                                        A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
                                        --------------------------------------------------------------------------------------
                         INVESTMENT     Portfolio The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                        --------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES     This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses)
                                        from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                        --------------------------------------------------------------------------------------
            STATEMENT OF OPERATIONS     This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                        --------------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS     This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period.
                                        The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                        --------------------------------------------------------------------------------------
      NOTES TO FINANCIAL STATEMENTS     These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                        --------------------------------------------------------------------------------------
               FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).


                       This page intentionally left blank.

INVESTMENT PORTFOLIO ___________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 62.8%

CONSUMER DISCRETIONARY - 6.8%

   AUTO COMPONENTS - 0.4%
      Autoliv, Inc.                              1,780          77,430
      BorgWarner, Inc.                           1,310          73,962
      Compagnie Generale des Etablissements
        Michelin, Class B                        3,400         200,050
      Continental AG                             3,100         254,786
      Denso Corp.                                8,700         253,667
      Johnson Controls, Inc.                     8,000         496,400
      Modine Manufacturing Co.                     510          18,707
      Visteon Corp. (a)                              1              10
                                                         -------------
                                 Auto Components Total       1,375,012

   AUTOMOBILES - 0.3%
      Nissan Motor Co., Ltd.                    10,400         119,267
      Renault SA                                 2,432         230,586
      Thor Industries, Inc.                        388          13,192
      Toyota Motor Corp.                        14,800         682,462
      Winnebago Industries, Inc.                 1,480          42,875
                                                         -------------
                                     Automobiles Total       1,088,382

   DISTRIBUTORS - 0.0%
      Building Material Holding Corp.              270          25,161
                                                         -------------
                                    Distributors Total          25,161

   DIVERSIFIED CONSUMER SERVICES - 0.1%
      Career Education Corp. (a)                 1,770          62,941
      Education Management Corp. (a)             3,600         116,064
                                                         -------------
                   Diversified Consumer Services Total         179,005

   HOTELS, RESTAURANTS & LEISURE - 1.2%
      Accor SA                                   4,200         212,308
      Applebee's International, Inc.             4,610          95,381
      Bob Evans Farms, Inc.                        390           8,857
      Brinker International, Inc. (a)            2,770         104,041
      Carnival Corp.                             7,700         384,846
      Cheesecake Factory, Inc. (a)               4,035         126,053
      Dave & Buster's, Inc. (a)                    830          11,080
      Gaylord Entertainment Co. (a)              2,590         123,413
      Harrah's Entertainment, Inc.               4,525         294,985
      Hilton Hotels Corp.                        5,220         116,510
      Isle of Capris Casinos, Inc. (a)           1,670          35,705
      Kerzner International Ltd. (a)               800          44,440
      Lakes Entertainment, Inc. (a)              1,090          10,955
      Landry's Restaurants, Inc.                   680          19,924
      Lone Star Steakhouse & Saloon                910          23,660
      Marcus Corp.                                 440           8,818
      Marriott International, Inc., Class A      8,540         538,020
      McDonald's Corp.                          27,920         935,041
      Outback Steakhouse, Inc.                   1,000          36,600
      RARE Hospitality International, Inc. (a)   1,920          49,344
      Scientific Games Corp., Class A (a)        2,330          72,230
      Starbucks Corp. (a)                        7,580         379,758
      Starwood Hotels & Resorts
        Worldwide, Inc.                         15,340         876,988
      Vail Resorts, Inc. (a)                       420          12,075


                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Wendy's International, Inc.                1,290          58,243
      Yum! Brands, Inc.                          3,100         150,071
                                                         -------------
                   Hotels, Restaurants & Leisure Total       4,729,346

   HOUSEHOLD DURABLES - 0.3%
      American Greetings Corp., Class A          1,490          40,826
      Centex Corp.                                 550          35,519
      CSS Industries, Inc.                         420          13,658
      D.R. Horton, Inc.                          1,816          65,776
      Daiwa House Industry Co., Ltd.            13,000         170,753
      Fortune Brands, Inc.                       1,070          87,023
      Kimball International, Inc., Class B         910          11,002
      Matsushita Electric Industrial Co., Ltd.  15,000         255,967
      Sharp Corp.                                7,000         101,808
      Sony Corp.                                 4,200         138,737
      Tempur-Pedic International, Inc. (a)      13,150         155,696
      Yankee Candle Co., Inc.                    1,190          29,155
                                                         -------------
                              Household Durables Total       1,105,920

   INTERNET & CATALOG RETAIL - 0.3%
      Blue Nile, Inc. (a)                        1,340          42,398
      Coldwater Creek, Inc. (a)                  1,930          48,675
      eBay, Inc. (a)                            27,340       1,126,408
      Netflix, Inc. (a)                          3,630          94,344
      Overstock.com, Inc. (a)                      470          18,024
                                                         -------------
                       Internet & Catalog Retail Total       1,329,849

   LEISURE EQUIPMENT & PRODUCTS - 0.1%
      Fuji Photo Film Co., Ltd.                  3,200         105,814
      Marvel Enterprise, Inc. (a)                4,420          78,985
      SCP Pool Corp.                             1,790          62,525
      Sega Sammy Holdings, Inc.                  4,000         156,953
                                                         -------------
                    Leisure Equipment & Products Total         404,277

   MEDIA - 0.5%
      4Kids Entertainment, Inc. (a)                810          14,086
      aQuantive, Inc. (a)                        1,150          23,149
      Arbitron, Inc.                               320          12,749
      British Sky Broadcasting Group PLC        22,500         222,518
      Dow Jones & Co., Inc.                      1,900          72,561
      Getty Images, Inc. (a)                       990          85,180
      Grupo Televisa SA, ADR                     1,500         107,565
      Journal Communications, Inc., Class A        750          11,175
      Lamar Advertising Co., Class A (a)         1,300          58,968
      Lions Gate Entertainment Corp. (a)         6,300          60,102
      Media General, Inc., Class A                 230          13,342
      Pearson PLC                               12,820         149,125
      R.H. Donnelley Corp. (a)                   1,040          65,790
      Radio One, Inc., Class D (a)               4,440          58,386
      Reader's Digest Association, Inc., Class A   560           8,943
      Scholastic Corp. (a)                         500          18,480
      Valassis Communications, Inc. (a)          1,050          40,929
      Viacom, Inc., Class A                      9,716         322,766
      Vivendi Universal SA                       6,200         202,654
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                              8,110         291,230
                                                         -------------
                                           Media Total       1,839,698

28 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

CONSUMER DISCRETIONARY - (CONTINUED)

   MULTILINE RETAIL - 1.0%
      Dollar General Corp.                       2,200          40,348
      Federated Department Stores, Inc.         25,700       1,718,559
      J.C. Penney Co., Inc.                     23,819       1,129,497
      Kohl's Corp. (a)                           8,300         416,494
      Target Corp.                              13,010         675,609
                                                         -------------
                                Multiline Retail Total       3,980,507

   SPECIALTY RETAIL - 2.1%
      Abercrombie & Fitch Co., Class A           2,880         143,568
      Aeropostale, Inc. (a)                        920          19,550
      Best Buy Co., Inc.                         6,085         264,880
      Charlotte Russe Holding, Inc. (a)          1,200          15,984
      Chico's FAS, Inc. (a)                      7,650         281,520
      Children's Place Retail Stores, Inc. (a)   1,330          47,401
      Finish Line, Inc., Class A                 2,760          40,268
      Gamestop Corp., Class A (a)                2,290          72,066
      Guitar Center, Inc. (a)                      360          19,876
      Hibbett Sporting Goods, Inc. (a)           1,320          29,370
      Home Depot, Inc.                          36,891       1,407,023
      Hot Topic, Inc. (a)                          830          12,749
      Jarden Corp. (a)                             630          25,874
      Lowe's Companies, Inc.                    16,575       1,067,430
      Monro Muffler, Inc. (a)                      710          18,652
      Movie Gallery, Inc.                          620           6,442
      Office Depot, Inc. (a)                    48,640       1,444,608
      PETCO Animal Supplies, Inc. (a)              830          17,563
      PETsMART, Inc.                             3,180          69,260
      Pier 1 Imports, Inc.                         670           7,551
      Sherwin-Williams Co.                      18,222         803,044
      Staples, Inc.                             43,920         936,375
      Talbots, Inc.                              1,420          42,486
      TBC Corp. (a)                                170           5,863
      Tiffany & Co.                             26,000       1,034,020
      TJX Companies, Inc.                        3,500          71,680
      Tuesday Morning Corp.                      1,490          38,546
      Urban Outfitters, Inc. (a)                 7,020         206,388
      Yamada Denki Co., Ltd.                     2,100         160,862
      Zale Corp. (a)                               480          13,046
                                                         -------------
                                Specialty Retail Total       8,323,945

   TEXTILES, APPAREL & LUXURY GOODS - 0.5%
      Burberry Group PLC                        27,200         207,351
      Carter's, Inc. (a)                           260          14,768
      Coach, Inc. (a)                           31,695         993,955
      Delta Apparel, Inc.                          510           7,298
      Hampshire Group Ltd. (a)                     950          22,420
      Jos. A. Bank Clothiers, Inc. (a)           1,090          47,110
      Kellwood Co.                                 310           8,014
      NIKE, Inc., Class B                        5,510         450,057
      Russell Corp.                                670           9,407

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Stride Rite Corp.                            840          10,769
      Wolverine World Wide, Inc.                 3,070          64,623
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       1,835,772
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      26,216,874

CONSUMER STAPLES - 4.9%

   BEVERAGES - 1.2%
      Coca-Cola Co.                             18,490         798,583
      Diageo PLC                                19,450         279,753
      Diageo PLC, ADR                           22,901       1,328,487
      Pepsi Bottling Group, Inc.                 2,100          59,955
      PepsiCo, Inc.                             40,974       2,323,635
                                                         -------------
                                       Beverages Total       4,790,413

   FOOD & STAPLES RETAILING - 0.7%
      BJ's Wholesale Club, Inc. (a)                370          10,286
      CVS Corp.                                 45,490       1,319,665
      FamilyMart Co., Ltd.                       2,200          66,303
      Kroger Co. (a)                             3,500          72,065
      Lawson, Inc.                               1,800          67,831
      SUPERVALU, Inc.                            2,400          74,688
      Tesco PLC                                 46,550         254,202
      United Natural Foods, Inc. (a)               590          20,862
      Walgreen Co.                              15,810         686,945
      Weis Markets, Inc.                           830          33,208
      Whole Foods Market, Inc.                     650          87,393
                                                         -------------
                        Food & Staples Retailing Total       2,693,448

   FOOD PRODUCTS - 1.0%
      Cadbury Schweppes PLC, ADR                19,500         794,235
      Corn Products International, Inc.          6,270         126,466
      Dean Foods Co. (a)                         2,500          97,150
      Delta & Pine Land Co.                      1,280          33,805
      Flowers Foods, Inc.                        1,044          28,480
      H.J. Heinz Co.                             1,750          63,945
      J & J Snack Foods Corp.                      164           9,479
      Kellogg Co.                               19,610         904,609
      Lancaster Colony Corp.                       240          10,320
      Lance, Inc.                                  660          11,524
      Nestle SA, Registered Shares               2,974         871,554
      Royal Numico NV (a)                        5,886         257,779
      Tyson Foods, Inc., Class A                 4,670          84,294
      Unilever PLC                              36,210         378,541
                                                         -------------
                                   Food Products Total       3,672,181

   HOUSEHOLD PRODUCTS - 0.8%
      Colgate-Palmolive Co.                     18,330         967,640
      Kao Corp.                                  8,000         197,809
      Kimberly-Clark Corp.                      12,292         731,743
      Procter & Gamble Co.                      18,830       1,119,632
      Reckitt Benckiser PLC                      6,583         200,698
                                                         -------------
                              Household Products Total       3,217,522

                            See Accompanying Notes to Financial Statements. | 29

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

   PERSONAL PRODUCTS - 0.5%
      Alberto-Culver Co., Class B                1,240          55,490
      Estee Lauder Cos., Inc., Class A           1,190          41,448
      Gillette Co.                              30,710       1,787,322
      Nu Skin Enterprises, Inc., Class A         3,090          58,864
                                                         -------------
                               Personal Products Total       1,943,124

   TOBACCO - 0.7%
      Altria Group, Inc.                        22,126       1,630,908
      British American Tobacco PLC              16,759         352,979
      Imperial Tobacco Group PLC                 8,897         254,944
      Japan Tobacco, Inc.                           13         205,151
      UST, Inc.                                  2,370          99,208
                                                         -------------
                                         Tobacco Total       2,543,190
                                                         -------------
                                CONSUMER STAPLES TOTAL      18,859,878

ENERGY - 7.2%

   ENERGY EQUIPMENT & SERVICES - 1.4%
      Atwood Oceanics, Inc. (a)                    640          53,894
      CAL Dive International, Inc. (a)             910          57,703
      Diamond Offshore Drilling, Inc.            1,250          76,563
      Dresser-Rand Group, Inc. (a)                 163           4,015
      Dril-Quip, Inc. (a)                          310          14,880
      Energy Conversion Devices, Inc. (a)          830          37,250
      FMC Technologies, Inc. (a)                 3,360         141,490
      Grant Prideco, Inc. (a)                    1,960          79,674
      Grey Wolf, Inc. (a)                        2,050          17,282
      Halliburton Co.                           43,302       2,967,053
      Hydril (a)                                   480          32,947
      Lufkin Industries, Inc.                    1,100          47,905
      Maverick Tube Corp. (a)                      320           9,600
      Nabors Industries Ltd. (a)                 1,300          93,379
      National-Oilwell Varco, Inc. (a)           8,230         541,534
      Noble Corp.                                1,000          68,460
      Saipem S.p.A.                             18,600         312,897
      Schlumberger Ltd.                          5,724         482,991
      Smith International, Inc.                  3,730         124,246
      Stolt Offshore SA (a)                      9,400         108,707
      Superior Well Services, Inc. (a)             200           4,620
      Technip SA, ADR                            1,100          65,395
      Tetra Technologies, Inc. (a)                 780          24,352
      Transocean, Inc. (a)                       1,100          67,441
      Weatherford International Ltd. (a)           900          61,794
                                                         -------------
                     Energy Equipment & Services Total       5,496,072

   OIL, GAS & CONSUMABLE FUELS - 5.8%
      Alpha Natural Resources, Inc. (a)            610          18,324
      Amerada Hess Corp.                           550          75,625
      BG Group PLC                              29,852         283,492
      Bill Barrett Corp. (a)                       261           9,610
      Bois d'Arc Energy, Inc. (a)                  810          13,940
      BP PLC, ADR                               38,852       2,752,664
      Cheniere Energy, Inc. (a)                    540          22,334
      Chesapeake Energy Corp.                    2,100          80,325
      Chevron Corp.                             12,197         789,512

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Cimarex Energy Co. (a)                       741          33,590
      CNOOC Ltd.                               354,000         253,750
      Comstock Resources, Inc. (a)                 560          18,374
      ConocoPhillips                            42,838       2,994,805
      CONSOL Energy, Inc.                       16,330       1,245,489
      Denbury Resources, Inc. (a)                1,270          64,059
      EnCana Corp.                               6,200         362,272
      Encore Acquisition Co. (a)                   650          25,252
      Energy Partners Ltd. (a)                     810          25,288
      ENI S.p.A.                                14,313         424,241
      EOG Resources, Inc.                       23,140       1,733,186
      Exxon Mobil Corp.                         59,075       3,753,625
      Frontier Oil Corp.                           620          27,497
      Harvest Natural Resources, Inc. (a)        1,190          12,769
      Holly Corp.                                  430          27,511
      Houston Exploration Co. (a)                  250          16,813
      InterOil Corp. (a)                           350           8,155
      KFx, Inc. (a)                                480           8,218
      LUKOIL, ADR                                2,300         132,512
      Marathon Oil Corp.                         9,613         662,624
      Massey Energy Co.                          2,940         150,146
      Murphy Oil Corp.                             600          29,922
      OMV AG                                     2,600         154,750
      Peabody Energy Corp.                       2,850         240,397
      Pioneer Natural Resources Co.             15,700         862,244
      Range Resources Corp.                        840          32,432
      Remington Oil & Gas Corp. (a)              1,520          63,080
      Royal Dutch Shell PLC, Class A             3,846         127,151
      Royal Dutch Shell PLC, Class B            14,768         509,843
      Southwestern Energy Co. (a)                2,490         182,766
      St. Mary Land & Exploration Co.              630          23,058
      Statoil ASA                                8,300         204,608
      Stone Energy Corp. (a)                       480          29,299
      Superior Energy Services, Inc. (a)         3,500          80,815
      Teekay Shipping Corp.                      3,250         139,912
      Tesoro Corp.                               1,220          82,033
      Total SA                                   2,890         786,230
      Ultra Petroleum Corp. (a)                  1,410          80,201
      Western Gas Resources, Inc.                  690          35,349
      Williams Companies, Inc.                  24,200         606,210
      XTO Energy, Inc.                          45,980       2,083,814
                                                         -------------
                     Oil, Gas & Consumable Fuels Total      22,380,116
                                                         -------------
                                          ENERGY TOTAL      27,876,188

FINANCIALS - 12.7%

   CAPITAL MARKETS - 2.6%
      A.G. Edwards, Inc.                         4,602         201,614
      Affiliated Managers Group, Inc. (a)        4,070         294,749
      Bank of New York Co., Inc.                33,692         990,882
      Bear Stearns Companies, Inc.                 400          43,900
      Credit Suisse Group, Registered Shares     7,500         332,355
      Deutsche Bank AG, Registered Shares        3,483         326,007
      E*TRADE Financial Corp. (a)                5,300          93,280
      Franklin Resources, Inc.                   5,711         479,496
      Goldman Sachs Group, Inc.                 13,794       1,677,074
      Lazard Ltd., Class A                       5,150         130,295
      Legg Mason, Inc.                             550          60,329
      Lehman Brothers Holdings, Inc.             3,500         407,680

30 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   CAPITAL MARKETS - (CONTINUED)
      Merrill Lynch & Co., Inc.                 45,732       2,805,658
      Morgan Stanley                             7,613         410,645
      Nomura Holdings, Inc.                     22,100         343,151
      Piper Jaffray Companies, Inc. (a)            390          11,645
      State Street Corp.                        18,540         906,977
      T. Rowe Price Group, Inc.                  1,770         115,581
      UBS AG, Registered Shares                  4,000         340,274
                                                         -------------
                                 Capital Markets Total       9,971,592

   COMMERCIAL BANKS - 4.3%
      Anglo Irish Bank Corp., PLC                9,900         134,862
      Australia & New Zealand Banking
        Group Ltd.                              18,300         335,204
      Banca Popolare Italiana                   10,100          99,111
      BancFirst Corp.                              158          13,430
      Banco Bilbao Vizcaya Argentaria SA        25,000         438,660
      Banco Santander Central Hispano SA        29,500         387,904
      BancorpSouth, Inc.                           820          18,737
      BancTrust Financial Group, Inc.              628          12,108
      Bank of Granite Corp.                        610          11,614
      Bank of Hawaii Corp.                         900          44,298
      Barclays PLC                              49,620         502,442
      BNP Paribas SA                             6,419         488,337
      Boston Private Financial Holdings, Inc.    3,590          95,279
      Bryn Mawr Bank Corp.                         707          15,144
      Capitol Bancorp Ltd.                         693          22,453
      Chemical Financial Corp.                     670          21,775
      Chittenden Corp.                             860          22,799
      Citizens Banking Corp.                       360          10,224
      City Holding Co.                             340          12,158
      City National Corp.                        2,210         154,899
      Columbia Banking System, Inc.                540          14,164
      Commerzbank AG                             9,200         251,162
      Community Trust Bancorp, Inc.                560          18,021
      Corus Bankshares, Inc.                       400          21,932
      Cullen/Frost Bankers, Inc.                 1,900          93,746
      DNB NOR ASA                               17,200         177,337
      East West Bancorp, Inc.                    3,330         113,353
      Fidelity Bankshares, Inc.                  1,550          47,352
      First Citizens BancShares, Inc., Class A      90          15,359
      First Financial Bankshares, Inc.             465          16,196
      First Financial Corp.                        500          13,500
      Greater Bay Bancorp                          620          15,277
      Hancock Holding Co.                          360          12,290
      HBOS PLC                                  19,500         293,578
      HSBC Holdings PLC                         39,900         646,803
      Marshall & Ilsley Corp.                   22,408         974,972
      Mercantile Bankshares Corp.                1,300          70,044
      Merchants Bancshares, Inc.                   490          12,681
      Mid-State Bancshares                         870          23,934
      Mitsubishi Tokyo Financial Group, Inc.        42         550,480
      Mitsui Trust Holdings, Inc.               12,000         165,755
      Mizuho Financial Group, Inc.                  67         429,507
      National Bank of Greece SA                 6,305         250,244

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      National City Corp.                       11,663         390,011
      North Fork Bancorporation, Inc.           10,154         258,927
      Northrim BanCorp, Inc.                       450          11,268
      PNC Financial Services Group, Inc.        13,646         791,741
      Prosperity Bancshares, Inc.                1,540          46,585
      Resona Holdings, Inc. (a)                     45         116,990
      Societe Generale                           3,453         394,620
      South Financial Group, Inc.                1,660          44,554
      Sterling Bancshares, Inc.                  1,460          21,477
      Sumitomo Mitsui Financial Group, Inc.         29         275,182
      Texas Capital Bancshares, Inc. (a)         1,990          42,088
      TriCo Bancshares                             987          21,240
      TrustCo Bank Corp.                         1,120          14,034
      U.S. Bancorp                              54,839       1,539,879
      UMB Financial Corp.                          390          25,615
      UnionBanCal Corp.                          3,800         264,936
      United Overseas Bank Ltd.                 24,000         200,303
      Wachovia Corp.                            30,278       1,440,930
      Wells Fargo & Co.                         44,333       2,596,584
      Westamerica Bancorporation                   780          40,287
      Westpac Banking Corp.                      9,400         151,535
      Whitney Holding Corp.                        660          17,846
      Zions Bancorporation                      11,210         798,264
                                                         -------------
                                Commercial Banks Total      16,574,021

   CONSUMER FINANCE - 0.1%
      Aiful Corp.                                2,100         177,136
      Cash America International, Inc.           1,130          23,448
      Nelnet, Inc., Class A (a)                  1,120          42,571
      ORIX Corp.                                   900         163,329
      Takefuji Corp.                             1,700         133,226
      World Acceptance Corp. (a)                 1,897          48,203
                                                         -------------
                                Consumer Finance Total         587,913

   DIVERSIFIED FINANCIAL SERVICES - 1.5%
      Advance America Cash Advance
        Centers, Inc.                            1,070          14,177
      Chicago Mercantile Exchange                  290          97,817
      CIT Group, Inc.                            1,600          72,288
      Citigroup, Inc.                           62,231       2,832,755
      Fortis                                     8,680         251,873
      ING Groep NV                              11,520         343,540
      JPMorgan Chase & Co.                      45,303       1,537,131
      Metris Companies, Inc. (a)                 1,640          23,993
      MFC Bancorp Ltd. (a)                       1,490          37,175
      Nuveen Investments, Class A               10,100         397,839
      Suncorp-Metway Ltd.                        8,100         121,852
                                                         -------------
                  Diversified Financial Services Total       5,730,440

   INSURANCE - 3.1%
      Ace Ltd.                                  18,500         870,795
      Allianz AG, Registered Shares              2,454         331,537
      Allstate Corp.                            14,330         792,306
      Ambac Financial Group, Inc.               10,580         762,395
      American International Group, Inc.        45,855       2,841,176
      AmerUs Group Co.                             330          18,932
      Argonaut Group, Inc. (a)                     590          15,936
      Aviva PLC                                 21,100         231,695
      AXA                                       11,400         313,404

                            See Accompanying Notes to Financial Statements. | 31

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   INSURANCE - (CONTINUED)
      Baldwin & Lyons, Inc., Class B               510          12,765
      Chubb Corp.                                5,850         523,868
      CNA Surety Corp. (a)                       1,120          15,926
      Commerce Group, Inc.                         170           9,863
      Delphi Financial Group, Inc., Class A        550          25,740
      Endurance Specialty Holdings Ltd.          1,900          64,809
      Genworth Financial, Inc., Class A          1,600          51,584
      Harleysville Group, Inc.                     750          18,000
      Hartford Financial Services Group, Inc.   11,152         860,600
      Horace Mann Educators Corp.                  730          14,439
      Lincoln National Corp.                     1,400          72,828
      Loews Corp.                                1,100         101,651
      Mitsui Sumitomo Insurance Co., Ltd.       20,000         230,819
      Muenchener Rueckversicherungs AG,
        Registered Shares                        1,200         137,093
      Navigators Group, Inc. (a)                   664          24,780
      Old Republic International Corp.           2,550          68,009
      Phoenix Companies, Inc.                    1,550          18,910
      ProCentury Corp.                           1,340          13,722
      QBE Insurance Group Ltd.                  14,900         213,231
      Quanta Capital Holdings Ltd. (a)           1,590           9,540
      RLI Corp.                                    406          18,782
      Sampo Oyj, Class A                        22,100         351,155
      Selective Insurance Group, Inc.              640          31,296
      St. Paul Travelers Companies, Inc.        17,900         803,173
      Storebrand ASA                            13,200         129,061
      Triad Guaranty, Inc. (a)                     827          32,435
      UICI                                         510          18,360
      United America Indemnity Ltd.,
        Class A (a)                                840          15,414
      UnumProvident Corp.                       31,654         648,907
      Willis Group Holdings Ltd.                11,333         425,554
      XL Capital Ltd., Class A                  11,479         780,916
                                                         -------------
                                       Insurance Total      11,921,406

   REAL ESTATE - 0.8%
      Alexandria Real Estate Equities, Inc.,
        REIT                                       230          19,019
      Archstone-Smith Trust, REIT               15,496         617,826
      AvalonBay Communities, Inc., REIT          6,736         577,275
      Bedford Property Investors, Inc., REIT       563          13,422
      BioMed Realty Trust, Inc., REIT              510          12,648
      Bluegreen Corp. (a)                        2,415          42,625
      Boston Properties, Inc., REIT                600          42,540
      Brandywine Realty Trust, REIT                600          18,654
      CapitaLand Ltd.                          125,000         232,238
      Cousins Properties, Inc., REIT               490          14,808
      EastGroup Properties, Inc., REIT             560          24,500
      Equity Office Properties Trust, REIT       2,100          68,691
      Equity One, Inc., REIT                       730          16,972
      Franklin Street Properties Corp., REIT       197           3,227
      Getty Realty Corp., REIT                     590          16,980
      Host Marriott Corp., REIT                  5,500          92,950

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Kimco Realty Corp., REIT                  19,122         600,813
      Mid-America Apartment Communities,
        Inc., REIT                                 620          28,836
      Mitsui Fudosan Co., Ltd.                   4,000          60,608
      Nationwide Health Properties, Inc.,
        REIT                                       480          11,184
      ProLogis Trust, REIT                       2,200          97,482
      PS Business Parks, Inc., REIT                640          29,312
      Strategic Hotel Capital, Inc., REIT        1,536          28,047
      Sun Hung Kai Properties Ltd.              21,000         217,339
      Swire Pacific Ltd., Class A               35,000         322,858
      Tanger Factory Outlet Centers, Inc.,
        REIT                                       670          18,633
      Universal Health Realty Income Trust,
        REIT                                       330          10,973
      Urstadt Biddle Properties, Inc., Class A,
        REIT                                       710          10,764
      Washington REIT                              550          17,110
                                                         -------------
                                     Real Estate Total       3,268,334

   THRIFTS & MORTGAGE FINANCE - 0.3%
      Countrywide Financial Corp.               11,316         373,201
      Golden West Financial Corp.                7,300         433,547
      PMI Group, Inc.                            2,300          91,701
      Sovereign Bancorp, Inc.                    4,000          88,160
                                                         -------------
                      Thrifts & Mortgage Finance Total         986,609
                                                         -------------
                                      FINANCIALS TOTAL      49,040,315

HEALTH CARE - 8.2%

   BIOTECHNOLOGY - 0.7%
      Abgenix, Inc. (a)                          1,250          15,850
      Amgen, Inc. (a)                           20,080       1,599,773
      Arena Pharmaceuticals, Inc. (a)            1,110          10,989
      AtheroGenics, Inc. (a)                     1,690          27,091
      CV Therapeutics, Inc. (a)                  1,540          41,195
      Exelixis, Inc. (a)                         4,180          32,061
      Human Genome Sciences, Inc. (a)            1,930          26,229
      Illumina, Inc. (a)                         3,330          42,657
      Martek Biosciences Corp. (a)                 530          18,619
      Medarex, Inc. (a)                          1,530          14,566
      MedImmune, Inc. (a)                        2,290          77,058
      Neurocrine Biosciences, Inc. (a)           1,640          80,672
      Protein Design Labs, Inc. (a)             26,290         736,120
      Vertex Pharmaceuticals, Inc. (a)           1,480          33,078
                                                         -------------
                                   Biotechnology Total       2,755,958

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
      Advanced Neuromodulation Systems,
        Inc. (a)                                   520          24,679
      Alcon, Inc.                                4,280         547,326
      American Medical Systems Holdings,
        Inc. (a)                                 3,980          80,197
      Analogic Corp.                               240          12,098
      Aspect Medical Systems, Inc. (a)           1,900          56,297
      Baxter International, Inc.                35,190       1,403,025
      Bio-Rad Laboratories, Inc., Class A (a)      290          15,947
      Biomet, Inc.                               3,370         116,973

32 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - (CONTINUED)
      DENTSPLY International, Inc.               1,150          62,123
      Foxhollow Technologies, Inc. (a)             250          11,903
      Gen-Probe, Inc. (a)                        2,620         129,559
      GN Store Nord A/S                         19,000         251,042
      Greatbatch, Inc. (a)                         474          13,007
      Haemonetics Corp. (a)                        420          19,963
      Hologic, Inc. (a)                            290          16,747
      Hospira, Inc. (a)                          1,000          40,970
      Immucor, Inc. (a)                          2,810          77,106
      Intuitive Surgical, Inc. (a)                 500          36,645
      Invacare Corp.                               460          19,168
      Kinetic Concepts, Inc. (a)                 1,380          78,384
      Kyphon, Inc. (a)                           1,440          63,274
      Medtronic, Inc.                           26,950       1,445,059
      Meridian Bioscience, Inc.                  1,100          22,770
      Millipore Corp. (a)                          800          50,312
      Nektar Therapeutics (a)                    4,980          84,411
      ResMed, Inc. (a)                           1,328         105,775
      Respironics, Inc. (a)                      1,000          42,180
      Somanetics Corp. (a)                         600          15,000
      SonoSite, Inc. (a)                         1,350          40,068
      STERIS Corp.                                 840          19,984
      Sybron Dental Specialties, Inc. (a)          470          19,543
      Terumo Corp.                               3,600         116,220
      Thermo Electron Corp. (a)                 41,590       1,285,131
      Varian Medical Systems, Inc. (a)          24,680         975,107
      Varian, Inc. (a)                             250           8,580
      Viasys Healthcare, Inc. (a)                  400           9,996
      Vital Signs, Inc.                            200           9,218
      Waters Corp. (a)                           1,660          69,056
                                                         -------------
                Health Care Equipment & Supplies Total       7,394,843

   HEALTH CARE PROVIDERS & SERVICES - 1.6%
      Aetna, Inc.                               11,010         948,401
      Allion Healthcare, Inc. (a)                  920          16,569
      Apria Healthcare Group, Inc. (a)             980          31,272
      Caremark Rx, Inc. (a)                     22,000       1,098,460
      Centene Corp. (a)                          3,670          91,860
      Cerner Corp. (a)                           1,020          88,669
      CIGNA Corp.                                5,300         624,658
      Community Health Systems, Inc. (a)         3,610         140,104
      Coventry Health Care, Inc. (a)             2,180         187,524
      Cross Country Healthcare, Inc. (a)         1,060          19,674
      DaVita, Inc. (a)                           3,330         153,413
      Genesis HealthCare Corp. (a)                 550          22,176
      Gentiva Health Services, Inc. (a)            960          17,395
      Health Management Associates, Inc.,
        Class A                                  2,660          62,430
      HealthExtras, Inc. (a)                       957          20,461
      Henry Schein, Inc. (a)                     1,560          66,487
      Hooper Holmes, Inc.                        1,830           7,192

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Humana, Inc. (a)                           2,650         126,882
      Kindred Healthcare, Inc. (a)                 980          29,204
      Laboratory Corp. of America
        Holdings (a)                             2,330         113,494
      LifePoint Hospitals, Inc. (a)              1,490          65,158
      Medco Health Solutions, Inc. (a)           1,200          65,796
      Owens & Minor, Inc.                          490          14,382
      PAREXEL International Corp. (a)              900          18,081
      Pediatrix Medical Group, Inc. (a)            790          60,688
      PRA International (a)                        750          22,732
      Psychiatric Solutions, Inc. (a)              180           9,761
      Quest Diagnostics, Inc.                    1,300          65,702
      RehabCare Group, Inc. (a)                     25             513
      Res-Care, Inc. (a)                           970          14,928
      Symbion, Inc. (a)                            630          16,298
      Triad Hospitals, Inc. (a)                  1,000          45,270
      United Surgical Partners
        International, Inc. (a)                  2,550          99,730
      UnitedHealth Group, Inc.                  31,270       1,757,374
      VCA Antech, Inc. (a)                       6,551         167,182
                                                         -------------
                Health Care Providers & Services Total       6,289,920

   PHARMACEUTICALS - 4.0%
      Abbott Laboratories                       28,160       1,193,984
      Allergan, Inc.                             1,390         127,352
      Amylin Pharmaceuticals, Inc. (a)          17,561         610,947
      Astellas Pharma, Inc.                      3,100         116,574
      AstraZeneca PLC                            7,377         344,903
      AstraZeneca PLC, ADR                      16,700         786,570
      Connetics Corp. (a)                        1,520          25,703
      Eisai Co., Ltd.                            4,000         171,540
      Endo Pharmaceuticals
        Holdings, Inc. (a)                       2,710          72,276
      Forest Laboratories, Inc. (a)              2,140          83,396
      GlaxoSmithKline PLC                       26,240         668,110
      GlaxoSmithKline PLC, ADR                   8,218         421,419
      IVAX Corp. (a)                            26,230         691,423
      Johnson & Johnson                         43,840       2,774,195
      Medicis Pharmaceutical Corp., Class A      5,000         162,800
      MGI Pharma, Inc. (a)                       1,560          36,364
      New River Pharmaceuticals, Inc. (a)          490          23,491
      Novartis AG, ADR                          47,470       2,420,970
      Novartis AG, Registered Shares             8,197         416,013
      Par Pharmaceutical Companies, Inc. (a)       670          17,835
      Penwest Pharmaceuticals Co. (a)            1,805          31,642
      Pfizer, Inc.                              38,933         972,157
      Roche Holding AG, Genusschein              2,256         313,633
      Salix Pharmaceuticals Ltd. (a)             1,790          38,037
      Sanofi-Aventis                             5,005         414,173
      Shire Pharmaceuticals Group PLC, ADR       4,030         149,070
      Takeda Pharmaceutical Co., Ltd.            6,200         369,548
      Teva Pharmaceutical Industries
        Ltd., ADR                               39,970       1,335,797
      Wyeth                                     10,610         490,925
                                                         -------------
                                 Pharmaceuticals Total      15,280,847
                                                         -------------
                                     HEALTH CARE TOTAL      31,721,568

                            See Accompanying Notes to Financial Statements. | 33

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - 6.7%

   AEROSPACE & DEFENSE - 1.0%
      AAR Corp. (a)                              1,030          17,695
      Armor Holdings, Inc. (a)                   1,730          74,407
      Aviall, Inc. (a)                             500          16,890
      DRS Technologies, Inc.                       330          16,289
      Esterline Technologies Corp. (a)             710          26,902
      General Dynamics Corp.                     9,364       1,119,466
      Goodrich Corp.                             1,800          79,812
      Honeywell International, Inc.             25,540         957,750
      Kaman Corp., Class A                         430           8,794
      L-3 Communications Holdings, Inc.          1,530         120,977
      Moog, Inc., Class A (a)                      240           7,085
      Northrop Grumman Corp.                     1,200          65,220
      Precision Castparts Corp.                    840          44,604
      Rockwell Collins, Inc.                     2,700         130,464
      Singapore Technologies Engineering Ltd.   98,000         147,132
      Teledyne Technologies, Inc. (a)            1,890          65,148
      United Technologies Corp.                 20,680       1,072,051
                                                         -------------
                             Aerospace & Defense Total       3,970,686

   AIR FREIGHT & LOGISTICS - 0.2%
      C.H. Robinson Worldwide, Inc.              1,990         127,599
      Deutsche Post AG, Registered Shares        5,400         126,392
      HUB Group, Inc., Class A (a)               3,237         118,830
      Ryder System, Inc.                           330          11,293
      UTI Worldwide, Inc.                        2,830         219,891
                                                         -------------
                         Air Freight & Logistics Total         604,005

   AIRLINES - 0.0%
      AirTran Holdings, Inc. (a)                 2,370          30,004
      Frontier Airlines, Inc. (a)                1,570          15,355
      MAIR Holdings, Inc. (a)                      534           3,113
      Skywest, Inc.                                770          20,651
      Southwest Airlines Co.                     5,090          75,587
                                                         -------------
                                        Airlines Total         144,710

   BUILDING PRODUCTS - 0.5%
      American Standard Companies, Inc.         33,630       1,565,477
      NCI Building Systems, Inc. (a)               640          26,106
      Nippon Sheet Glass Co., Ltd.              32,000         144,870
                                                         -------------
                               Building Products Total       1,736,453

   COMMERCIAL SERVICES & SUPPLIES - 0.5%
      ABM Industries, Inc.                         770          16,024
      Avery Dennison Corp.                         900          47,151
      Casella Waste Systems, Inc., Class A (a)   1,610          21,139
      CBIZ, Inc. (a)                               970           4,947
      ChoicePoint, Inc. (a)                      3,460         149,368
      Cintas Corp.                               1,420          58,291
      Consolidated Graphics, Inc. (a)              720          30,996
      Corporate Executive Board Co.              2,940         229,261
      Healthcare Services Group, Inc.              892          17,171
      John H. Harland Co.                          310          13,764
      Korn/Ferry International (a)               2,438          39,959
      Labor Ready, Inc. (a)                      2,405          61,688

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Manpower, Inc.                             1,000          44,390
      Mine Safety Appliances Co.                 1,290          49,923
      Navigant Consulting, Inc. (a)                770          14,753
      NCO Group, Inc. (a)                          690          14,255
      Pitney Bowes, Inc.                         1,600          66,784
      Randstad Holding NV                        3,500         134,479
      Resources Connection, Inc. (a)             1,420          42,075
      Robert Half International, Inc.            6,250         222,438
      Securitas AB, Class B                      6,800         105,248
      Senomyx, Inc. (a)                          1,519          25,869
      Sourcecorp, Inc. (a)                         490          10,506
      Strayer Education, Inc.                      220          20,794
      TeleTech Holdings, Inc. (a)                1,520          15,230
      United Stationers, Inc. (a)                  360          17,230
      Waste Connections, Inc. (a)                2,300          80,684
      Waste Management, Inc.                    14,110         403,687
                                                         -------------
                  Commercial Services & Supplies Total       1,958,104

   CONSTRUCTION & ENGINEERING - 0.3%
      Dycom Industries, Inc. (a)                   920          18,602
      EMCOR Group, Inc. (a)                        240          14,232
      Fluor Corp.                                  800          51,504
      Jacobs Engineering Group, Inc. (a)         2,990         201,526
      Shaw Group, Inc. (a)                       3,800          93,708
      Shimizu Corp.                             45,000         296,858
      Vinci SA                                   5,120         441,323
      Washington Group International, Inc. (a)     460          24,790
                                                         -------------
                      Construction & Engineering Total       1,142,543

   ELECTRICAL EQUIPMENT - 0.5%
      ABB Ltd. (a)                              24,400         178,689
      Cooper Industries Ltd., Class A              800          55,312
      Evergreen Solar, Inc. (a)                  3,320          30,976
      Genlyte Group, Inc. (a)                      550          26,444
      Mitsubishi Electric Corp.                 43,000         276,748
      Rockwell Automation, Inc.                 24,050       1,272,245
      Shanghai Electric Group Co.,
        Ltd., Class H (a)                      490,000         165,815
      Woodward Governor Co.                        270          22,963
                                                         -------------
                            Electrical Equipment Total       2,029,192

   INDUSTRIAL CONGLOMERATES - 2.0%
      3M Co.                                    12,430         911,865
      General Electric Co.                     138,287       4,656,123
      Hutchison Whampoa Ltd.                    22,000         228,232
      Keppel Corp., Ltd.                        15,000         112,772
      SembCorp Industries Ltd.                  79,900         141,874
      Siemens AG, Registered Shares              2,187         168,572
      Smiths Group PLC                          13,533         229,001
      Textron, Inc.                             16,925       1,213,861
      Walter Industries, Inc.                      410          20,057
                                                         -------------
                        Industrial Conglomerates Total       7,682,357

   MACHINERY - 1.3%
      Actuant Corp., Class A                       550          25,740
      AGCO Corp. (a)                             2,300          41,860
      Atlas Copco AB, Class B                   15,300         264,663
      Briggs & Stratton Corp.                      260           8,993

34 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   MACHINERY - (CONTINUED)
      Bucyrus International, Inc., Class A         800          39,304
      Caterpillar, Inc.                         14,700         863,625
      Clarcor, Inc.                                580          16,658
      Dover Corp.                                1,700          69,343
      Eaton Corp.                               10,445         663,780
      EnPro Industries, Inc. (a)                   780          26,278
      ESCO Technologies, Inc. (a)                  460          23,032
      Harsco Corp.                                 550          36,063
      Ingersoll-Rand Co., Ltd., Class A         20,000         764,600
      ITT Industries, Inc.                       6,980         792,928
      JLG Industries, Inc.                         740          27,077
      Joy Global, Inc.                           2,980         150,371
      Kadant, Inc. (a)                             337           6,760
      Kennametal, Inc.                           1,000          49,040
      Komatsu Ltd.                              24,000         330,436
      Manitowoc Co., Inc.                          420          21,105
      Parker Hannifin Corp.                      1,100          70,741
      Pentair, Inc.                             14,270         520,855
      Terex Corp. (a)                            3,840         189,811
      THK Co., Ltd.                              3,800          94,946
      Wabtec Corp.                               2,810          76,657
                                                         -------------
                                       Machinery Total       5,174,666

   MARINE - 0.1%
      Kawasaki Kisen Kaisha Ltd.                25,000         181,422
                                                         -------------
                                          Marine Total         181,422

   ROAD & RAIL - 0.2%
      Burlington Northern Santa Fe Corp.           900          53,820
      Canadian Pacific Railway Ltd.              5,400         232,704
      ComfortDelGro Corp., Ltd.                 94,000          83,594
      Dollar Thrifty Automotive
        Group, Inc. (a)                            240           8,081
      East Japan Railway Co.                        37         211,823
      Florida East Coast Industries, Inc.          940          42,573
      Landstar System, Inc.                      1,200          48,036
      Norfolk Southern Corp.                     2,500         101,400
      Werner Enterprises, Inc.                   1,230          21,267
                                                         -------------
                                     Road & Rail Total         803,298

   TRADING COMPANIES & DISTRIBUTORS - 0.1%
      Hughes Supply, Inc.                          380          12,388
      Mitsubishi Corp.                          17,400         345,790
      United Rentals, Inc. (a)                   2,100          41,391
      Watsco, Inc.                                 850          45,143
      Wolseley PLC                               5,100         107,919
                                                         -------------
                Trading Companies & Distributors Total         552,631
                                                         -------------
                                     INDUSTRIALS TOTAL      25,980,067

INFORMATION TECHNOLOGY - 10.4%

   COMMUNICATIONS EQUIPMENT - 1.7%
      Adtran, Inc.                               1,050          33,075
      Anaren, Inc. (a)                           1,340          18,894
      Andrew Corp. (a)                           3,500          39,025

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      AudioCodes Ltd. (a)                        4,360          48,004
      Avocent Corp. (a)                          1,260          39,866
      Belden CDT, Inc.                             470           9,132
      Black Box Corp.                              300          12,588
      C-COR, Inc. (a)                            1,480           9,990
      Cisco Systems, Inc. (a)                   97,545       1,748,982
      Comverse Technology, Inc. (a)              6,420         168,653
      Corning, Inc. (a)                         19,360         374,229
      Emulex Corp. (a)                             630          12,732
      F5 Networks, Inc. (a)                      2,140          93,026
      Harris Corp.                               1,090          45,562
      Juniper Networks, Inc. (a)                19,180         456,292
      Motorola, Inc.                            43,560         962,240
      NICE Systems Ltd., ADR (a)                   960          43,373
      Nokia Oyj                                 13,150         221,737
      Nokia Oyj, ADR                            38,770         655,601
      Packeteer, Inc. (a)                        3,460          43,423
      Plantronics, Inc.                            630          19,410
      QUALCOMM, Inc.                            19,430         869,493
      SiRF Technology Holdings, Inc. (a)         1,405          42,333
      Tandberg ASA                               8,700         116,581
      Telefonaktiebolaget LM Ericsson,
        ADR                                      8,300         305,772
      Tollgrade Communications, Inc. (a)           780           6,599
                                                         -------------
                        Communications Equipment Total       6,396,612

   COMPUTERS & PERIPHERALS - 2.1%
      Apple Computer, Inc. (a)                  10,590         567,730
      Dell, Inc. (a)                            40,755       1,393,821
      Electronics for Imaging, Inc. (a)            780          17,893
      EMC Corp. (a)                             47,320         612,321
      FUJITSU Ltd.                              10,000          65,936
      Hewlett-Packard Co.                       72,920       2,129,264
      Imation Corp.                                380          16,291
      Intergraph Corp. (a)                         290          12,966
      International Business Machines Corp.     34,246       2,747,214
      M-Systems Flash Disk Pioneers Ltd. (a)     1,880          56,250
      NCR Corp. (a)                                328          10,466
      Neoware Systems, Inc. (a)                  1,985          33,229
      SanDisk Corp. (a)                          4,480         216,160
      Stratasys, Inc. (a)                        1,060          31,482
      Toshiba Corp.                             33,000         146,214
                                                         -------------
                         Computers & Peripherals Total       8,057,237

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
      Agilent Technologies, Inc. (a)            20,300         664,825
      Agilysys, Inc.                               600          10,104
      Anixter International, Inc. (a)            1,650          66,544
      Arrow Electronics, Inc. (a)                2,700          84,672
      AVX Corp.                                  2,525          32,168
      Benchmark Electronics, Inc. (a)              610          18,373
      Brightpoint, Inc. (a)                      1,695          32,442
      Daktronics, Inc.                           2,110          50,598
      Flextronics International Ltd. (a)         3,300          42,405
      Flir Systems, Inc. (a)                       730          21,593
      Global Imaging Systems, Inc. (a)           1,629          55,467
      Hoya Corp.                                 2,800          93,456
      Hoya Corp. W/I (a)(f)                      3,600         122,324
      Ingram Micro, Inc., Class A (a)            3,000          55,620

                            See Accompanying Notes to Financial Statements. | 35

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   ELECTRONIC EQUIPMENT & INSTRUMENTS - (CONTINUED)
      Itron, Inc. (a)                            1,030          47,030
      Mettler-Toledo International, Inc. (a)     1,400          71,372
      MTS Systems Corp.                            540          20,396
      Murata Manufacturing Co., Ltd.             3,500         196,235
      Omron Corp.                                6,500         158,675
      Plexus Corp. (a)                           3,500          59,815
      TDK Corp.                                  2,000         143,452
      Tektronix, Inc.                            1,900          47,937
      Vishay Intertechnology, Inc. (a)           1,630          19,479
                                                         -------------
              Electronic Equipment & Instruments Total       2,114,982

   INTERNET SOFTWARE & SERVICES - 0.6%
      CNET Networks, Inc. (a)                    1,720          23,340
      Digital River, Inc. (a)                      930          32,410
      Digitas, Inc. (a)                          6,360          72,250
      EarthLink, Inc. (a)                        2,510          26,857
      Equinix, Inc. (a)                            260          10,829
      Google, Inc., Class A (a)                  2,200         696,212
      InfoSpace, Inc. (a)                          360           8,593
      Keynote Systems, Inc. (a)                    372           4,829
      Openwave Systems, Inc. (a)                 1,100          19,778
      Secure Computing Corp. (a)                 3,820          43,357
      ValueClick, Inc. (a)                       1,490          25,464
      VeriSign, Inc. (a)                         4,320          92,318
      Yahoo!, Inc. (a)                          39,340       1,331,266
                                                         -------------
                    Internet Software & Services Total       2,387,503

   IT SERVICES - 0.2%
      Acxiom Corp.                                 720          13,478
      Affiliated Computer Services, Inc.,
        Class A (a)                              1,520          82,992
      Alliance Data Systems Corp. (a)            3,420         133,893
      Anteon International Corp. (a)             1,670          71,409
      Cognizant Technology Solutions
        Corp., Class A (a)                       3,340         155,611
      Euronet Worldwide, Inc. (a)                1,390          41,130
      Fiserv, Inc. (a)                           1,780          81,649
      Global Payments, Inc.                      1,250          97,150
      MAXIMUS, Inc.                                330          11,798
      MPS Group, Inc. (a)                        3,740          44,132
      MTC Technologies, Inc. (a)                   930          29,741
      Paychex, Inc.                              2,130          78,980
      Sykes Enterprises, Inc. (a)                3,550          42,245
                                                         -------------
                                     IT Services Total         884,208

   OFFICE ELECTRONICS - 0.1%
      Canon, Inc.                                3,700         200,457
                                                         -------------
                              Office Electronics Total         200,457

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
      Advantest Corp.                            1,400         108,537
      Altera Corp. (a)                           2,120          40,513
      ASML Holding NV (a)                        9,900         162,885
      ATI Technologies, Inc. (a)                 2,200          30,668

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      ATMI, Inc. (a)                               500          15,500
      Broadcom Corp., Class A (a)               17,870         838,282
      Cymer, Inc. (a)                            1,610          50,425
      Cypress Semiconductor Corp. (a)           10,540         158,627
      Entegris, Inc. (a)                         5,977          67,540
      Exar Corp. (a)                               930          13,039
      Fairchild Semiconductor
        International, Inc. (a)                 25,980         386,063
      Intel Corp.                               80,397       1,981,786
      Intersil Corp., Class A                    3,800          82,764
      KLA-Tencor Corp.                           1,220          59,487
      Lam Research Corp. (a)                       300           9,141
      Marvell Technology Group Ltd. (a)          8,860         408,534
      MEMC Electronic Materials, Inc. (a)       57,520       1,310,881
      Microchip Technology, Inc.                18,090         544,871
      Microsemi Corp. (a)                        3,354          85,661
      National Semiconductor Corp.               2,300          60,490
      NVIDIA Corp. (a)                           1,910          65,475
      Samsung Electronics Co., Ltd., GDR           876         249,673
      Semtech Corp. (a)                          2,500          41,175
      Sigmatel, Inc. (a)                           390           7,894
      Silicon Laboratories, Inc. (a)             1,220          37,076
      Skyworks Solutions, Inc. (a)               4,640          32,573
      Standard Microsystems Corp. (a)              820          24,526
      Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR           139,780       1,148,991
      Tessera Technologies, Inc. (a)             2,370          70,887
      Texas Instruments, Inc.                   49,850       1,689,915
      Virage Logic Corp. (a)                     5,880          45,570
                                                         -------------
        Semiconductors & Semiconductor Equipment Total       9,829,449

   SOFTWARE - 2.7%
      Activision, Inc. (a)                       1,300          26,585
      Amdocs Ltd. (a)                            2,900          80,417
      American Reprographics Co. (a)             1,106          18,913
      Ansys, Inc. (a)                            1,523          58,620
      Autodesk, Inc.                            21,939       1,018,847
      Cadence Design Systems, Inc. (a)           1,500          24,240
      Captaris, Inc. (a)                         1,900           7,144
      Check Point Software
        Technologies Ltd. (a)                    3,880          94,362
      Citrix Systems, Inc. (a)                   4,900         123,186
      Cognos, Inc. (a)                           5,700         221,901
      Electronic Arts, Inc. (a)                 13,090         744,690
      Epicor Software Corp. (a)                  2,640          34,320
      Hyperion Solutions Corp. (a)               3,360         163,464
      Internet Security Systems, Inc. (a)          850          20,409
      Kronos, Inc. (a)                             790          35,266
      Lawson Software, Inc. (a)                  1,830          12,700
      Macrovision Corp. (a)                        610          11,651
      McAfee, Inc. (a)                          19,400         609,548
      Mercury Interactive Corp. (a)              2,220          87,912
      Micros Systems, Inc. (a)                     470          20,563
      Microsoft Corp.                          136,280       3,506,484
      MSC.Software Corp. (a)                     1,210          19,021
      NAVTEQ (a)                                12,430         620,878
      Open Solutions, Inc. (a)                   1,880          41,022

36 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   SOFTWARE - (CONTINUED)
      Oracle Corp. (a)                          52,090         645,395
      Parametric Technology Corp. (a)            4,010          27,950
      Phoenix Technologies Ltd. (a)              1,269           9,556
      PLATO Learning, Inc. (a)                   1,400          10,654
      Progress Software Corp. (a)                2,810          89,274
      Quest Software, Inc. (a)                   2,150          32,400
      RSA Security, Inc. (a)                     2,300          29,233
      Sage Group PLC                            37,000         150,575
      SAP AG                                     1,207         208,735
      SAP AG, ADR                               34,310       1,486,652
      SeaChange International, Inc. (a)            380           2,417
      Sybase, Inc. (a)                             780          18,268
      Synopsys, Inc. (a)                           600          11,340
      THQ, Inc. (a)                                760          16,203
      TIBCO Software, Inc. (a)                     500           4,180
      Transaction Systems
        Architects, Inc., Class A (a)              910          25,343
                                                         -------------
                                        Software Total      10,370,318
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      40,240,766

MATERIALS - 2.3%

   CHEMICALS - 1.5%
      Air Products & Chemicals, Inc.            19,585       1,079,917
      Airgas, Inc.                               1,460          43,260
      Ashland, Inc.                                700          38,668
      BASF AG                                    4,378         329,165
      Bayer AG                                   6,900         253,151
      Celanese Corp., Series A                   3,400          58,650
      Cytec Industries, Inc.                       430          18,653
      Eastman Chemical Co.                         800          37,576
      Ecolab, Inc.                               1,960          62,583
      Engelhard Corp.                            1,900          53,029
      Georgia Gulf Corp.                           460          11,077
      H.B. Fuller Co.                              640          19,891
      Lubrizol Corp.                             2,100          90,993
      Minerals Technologies, Inc.                  330          18,879
      Nalco Holding Co. (a)                      2,900          48,923
      Potash Corp. of Saskatchewan, Inc.         2,550         237,966
      PPG Industries, Inc.                       5,577         330,103
      Praxair, Inc.                             36,700       1,759,031
      Rohm and Haas Co.                          1,800          74,034
      Schulman (A.), Inc.                          860          15,437
      Sensient Technologies Corp.                  550          10,422
      Shin-Etsu Chemical Co., Ltd.               5,000         219,149
      Solvay SA                                  1,100         128,003
      Stepan Co.                                   460          11,528
      Sumitomo Chemical Co., Ltd.               47,000         292,094
      Symyx Technologies, Inc. (a)               2,580          67,390
      Syngenta AG (a)                            2,156         225,911
      Teijin Ltd.                               29,000         169,925

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      UAP Holding Corp.                            460           8,326
      Yara International ASA                     8,400         151,749
                                                         -------------
                                       Chemicals Total       5,865,483

   CONSTRUCTION MATERIALS - 0.1%
      Cemex SA de CV, ADR                        1,600          83,680
      Eagle Materials, Inc.                      1,250         151,712
      Martin Marietta Materials, Inc.            1,025          80,422
                                                         -------------
                          Construction Materials Total         315,814

   CONTAINERS & PACKAGING - 0.1%
      AptarGroup, Inc.                             320          15,939
      Bemis Co., Inc.                            2,600          64,220
      Crown Holdings, Inc. (a)                   2,800          44,632
      Greif, Inc., Class A                         540          32,454
                                                         -------------
                          Containers & Packaging Total         157,245

   METALS & MINING - 0.3%
      Allegheny Technologies, Inc.                 900          27,882
      AMCOL International Corp.                  1,570          29,940
      Anglo American PLC                        10,000         298,266
      Carpenter Technology Corp.                   340          19,927
      Cleveland-Cliffs, Inc.                       320          27,875
      Foundation Coal Holdings, Inc.               880          33,836
      Freeport-McMoRan Copper &
        Gold, Inc., Class B                      3,200         155,488
      Inco Ltd.                                  1,910          90,438
      Metal Management, Inc.                       700          17,745
      Nucor Corp.                                1,300          76,687
      Phelps Dodge Corp.                         1,280         166,310
      Quanex Corp.                                 290          19,204
      Reliance Steel & Aluminum Co.                390          20,643
      Rio Tinto PLC                              6,500         266,464
      RTI International Metals, Inc. (a)           480          18,888
      Worthington Industries, Inc.               1,290          27,129
                                                         -------------
                                 Metals & Mining Total       1,296,722

   PAPER & FOREST PRODUCTS - 0.3%
      Georgia-Pacific Corp.                      2,500          85,150
      Glatfelter                                 1,260          17,753
      MeadWestvaco Corp.                        33,141         915,355
      Mercer International, Inc. (a)             1,660          13,728
                                                         -------------
                         Paper & Forest Products Total       1,031,986
                                                         -------------
                                       MATERIALS TOTAL       8,667,250

TELECOMMUNICATION SERVICES - 1.5%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
      BellSouth Corp.                           23,999         631,174
      Deutsche Telekom AG, Registered
        Shares                                  17,553         319,560
      France Telecom SA                          5,600         161,029
      Nippon Telegraph & Telephone Corp.            32         158,201
      North Pittsburgh Systems, Inc.               580          11,838
      Qwest Communications
        International, Inc. (a)                      1               4
      SBC Communications, Inc.                  40,152         962,443

                            See Accompanying Notes to Financial Statements. | 37

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - (CONTINUED)

   DIVERSIFIED TELECOMMUNICATION SERVICES - (CONTINUED)
      TALK America Holdings, Inc. (a)              642           6,054
      Tekelec (a)                                  473           9,909
      Telekom Austria AG                         8,900         177,190
      Verizon Communications, Inc.              37,485       1,225,384
                                                         -------------
          Diversified Telecommunication Services Total       3,662,786

   WIRELESS TELECOMMUNICATION SERVICES - 0.6%
      Alamosa Holdings, Inc. (a)                 2,260          38,669
      American Tower Corp., Class A (a)          8,624         215,169
      China Mobile Hong Kong Ltd.               29,500         145,177
      Crown Castle International Corp. (a)       4,830         118,963
      Dobson Communications Corp.,
        Class A (a)                              1,960          15,053
      Jamdat Mobile, Inc. (a)                      190           3,990
      Millicom International Cellular SA (a)     6,435         118,533
      NII Holdings, Inc. (a)                       910          76,849
      NTT DoCoMo, Inc.                              83         148,667
      O2 PLC                                    45,200         125,775
      Price Communications Corp. (a)               674          11,087
      SBA Communications Corp., Class A (a)      3,599          55,604
      SpectraLink Corp.                          1,801          22,963
      Telephone & Data Systems, Inc.             1,000          39,000
      Telephone & Data Systems, Inc.,
        Special Shares                           1,000          37,550
      VimpelCom, ADR (a)                         1,290          57,328
      Vodafone Group PLC                       409,700       1,066,639
                                                         -------------
             Wireless Telecommunication Services Total       2,297,016
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       5,959,802

UTILITIES - 2.1%

   ELECTRIC UTILITIES - 1.2%
      ALLETE, Inc.                                 330          15,117
      American Electric Power Co., Inc.         11,619         461,274
      Central Vermont Public Service Corp.         810          14,175
      E.ON AG                                    3,879         356,771
      Edison International                      11,300         534,264
      El Paso Electric Co. (a)                     920          19,182
      Entergy Corp.                              9,157         680,548
      Exelon Corp.                              16,847         900,304
      Fortum Oyj                                 9,200         184,656
      FPL Group, Inc.                           11,704         557,111
      Hawaiian Electric Industries, Inc.         1,700          47,396
      Maine & Maritimes Corp.                      180           3,546
      MGE Energy, Inc.                             320          11,683
      Otter Tail Corp.                             460          14,233
      PPL Corp.                                  1,800          58,194
      Puget Energy, Inc.                           790          18,549
      Reliant Energy, Inc. (a)                   3,600          55,584
      Scottish & Southern Energy PLC            17,400         315,916
      Tokyo Electric Power Co., Inc.            10,200         257,782
                                                         -------------
                              Electric Utilities Total       4,506,285

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   GAS UTILITIES - 0.1%
      AGL Resources, Inc.                        1,200          44,532
      Cascade Natural Gas Corp.                    350           7,620
      Energen Corp.                              1,970          85,222
      Northwest Natural Gas Co.                    260           9,677
      Tokyo Gas Co., Ltd.                       54,000         219,786
      WGL Holdings, Inc.                           280           8,996
                                                         -------------
                                   Gas Utilities Total         375,833

   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
      AES Corp. (a)                             13,170         216,383
      Constellation Energy Group, Inc.           2,000         123,200
      TXU Corp.                                  7,385         833,619
                                                         -------------
                         Independent Power Producers &
                                  Energy Traders Total       1,173,202

   MULTI-UTILITIES - 0.5%
      CH Energy Group, Inc.                        550          26,114
      Dominion Resources, Inc.                   5,769         496,942
      Energy East Corp.                          2,300          57,937
      PG&E Corp.                                16,458         645,977
      RWE AG                                     4,000         264,806
      Sempra Energy                              1,400          65,884
      Veolia Environnement                       9,800         414,090
                                                         -------------
                                 Multi-Utilities Total       1,971,750
                                                         -------------
                                       UTILITIES TOTAL       8,027,070

                                   Total Common Stocks
                                (cost of $203,521,657)     242,589,778

                                              PAR ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - 11.9%

BASIC MATERIALS - 0.4%

   CHEMICALS - 0.2%
      Airgas, Inc.
        6.250% 07/15/14                          5,000           5,075
        9.125% 10/01/11                        250,000         269,375
      EquiStar Chemicals LP
        10.125% 09/01/08                        25,000          27,000
        10.625% 05/01/11                        85,000          92,650
      Nalco Co.
        7.750% 11/15/11                        115,000         118,163
      NOVA Chemicals Corp.
        6.500% 01/15/12                         85,000          83,300
                                                         -------------
                                       Chemicals Total         595,563

   FOREST PRODUCTS & PAPER - 0.1%
      Boise Cascade LLC
        7.125% 10/15/14                        190,000         180,025
      International Paper Co.
        4.250% 01/15/09                        375,000         366,289
                                                         -------------
                         Forest Products & Paper Total         546,314

38 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

BASIC MATERIALS - (CONTINUED)

   IRON/STEEL - 0.0%
      Russel Metals, Inc.
        6.375% 03/01/14                        130,000         126,100
      United States Steel Corp.
        9.750% 05/15/10                         40,000          43,750
                                                         -------------
                                      Iron/Steel Total         169,850

   METALS & MINING - 0.1%
      Alcan, Inc.
        4.500% 05/15/13                        400,000         385,536
                                                         -------------
                                 Metals & Mining Total         385,536
                                                         -------------
                                 BASIC MATERIALS TOTAL       1,697,263

COMMUNICATIONS - 1.4%

   ADVERTISING - 0.1%
      Lamar Media Corp.
        7.250% 01/01/13                        340,000         357,000
                                                         -------------
                                     Advertising Total         357,000

   MEDIA - 0.6%
      Dex Media West LLC
        5.875% 11/15/11                        205,000         202,950
        9.875% 08/15/13                         85,000          93,925
      DirecTV Holdings LLC
        6.375% 06/15/15 (b)                     10,000           9,850
        8.375% 03/15/13                        229,000         250,755
      EchoStar DBS Corp.
        5.750% 10/01/08                        210,000         207,637
        6.625% 10/01/14                         40,000          39,700
      Emmis Operating Co.
        6.875% 05/15/12                         85,000          84,788
      Jones Intercable, Inc.
        7.625% 04/15/08                        525,000         558,721
      LIN Television Corp.
        6.500% 05/15/13                        175,000         165,375
      R.H. Donnelley Finance Corp.
        10.875% 12/15/12 (b)                   180,000         202,050
      Rogers Cable, Inc.
        6.250% 06/15/13                        225,000         219,375
        7.875% 05/01/12                         35,000          37,275
      Time Warner, Inc.
        6.625% 05/15/29                        425,000         444,516
                                                         -------------
                                           Media Total       2,516,917

   TELECOMMUNICATION SERVICES - 0.7%
      Citizens Communications Co.
        9.000% 08/15/31                         60,000          60,975
      Deutsche Telekom International Finance BV
        8.500% 06/15/10                        400,000         451,852
      New Cingular Wireless Services, Inc.
        8.750% 03/01/31                        225,000         302,585


                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

      Nextel Communications, Inc.
        5.950% 03/15/14                         20,000          20,500
        7.375% 08/01/15                        100,000         107,250
      Rogers Wireless, Inc.
        7.500% 03/15/15                        110,000         118,525
        8.000% 12/15/12                         90,000          94,950
      Sprint Capital Corp.
        6.875% 11/15/28                        275,000         303,396
      Verizon Global Funding Corp.
        7.750% 12/01/30                        700,000         852,726
      Vodafone Group PLC
        7.750% 02/15/10                        225,000         250,859
                                                         -------------
                      Telecommunication Services Total       2,563,618
                                                         -------------
                                  COMMUNICATIONS TOTAL       5,437,535

CONSUMER CYCLICAL - 1.4%

   AIRLINES - 0.3%
      United Airlines, Inc.
        7.032% 10/01/10(c)                     585,035         568,947
        9.200% 03/22/08(d)                   1,014,042         507,021
                                                         -------------
                                        Airlines Total       1,075,968

   AUTO MANUFACTURERS - 0.1%
      DaimlerChrysler NA Holding Corp.
        8.500% 01/18/31                        225,000         272,734
                                                         -------------
                              Auto Manufacturers Total         272,734

   AUTO PARTS & EQUIPMENT - 0.0%
      Accuride Corp.
        8.500% 02/01/15                         85,000          83,300
      TRW Automotive, Inc.
        9.375% 02/15/13                         55,000          59,675
                                                         -------------
                          Auto Parts & Equipment Total         142,975

   ENTERTAINMENT - 0.1%
      Cinemark USA, Inc.
        9.000% 02/01/13                        165,000         171,187
      Speedway Motorsports, Inc.
        6.750% 06/01/13                        167,000         171,384
      Warner Music Group
        7.375% 04/15/14                        125,000         125,781
                                                         -------------
                                   Entertainment Total         468,352

   HOME BUILDERS - 0.1%
      Beazer Homes USA
        6.875% 07/15/15 (b)                    115,000         111,406
      K. Hovnanian Enterprises, Inc.
        6.000% 01/15/10                         60,000          57,450
        6.375% 12/15/14                         50,000          47,625
        6.500% 01/15/14                         70,000          67,725
      KB Home
        8.625% 12/15/08                        150,000         162,000
                                                         -------------
                                   Home Builders Total         446,206

                            See Accompanying Notes to Financial Statements. | 39

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

   HOME FURNISHINGS - 0.0%
      Sealy Mattress Co.
        8.250% 06/15/14                         95,000          94,525
                                                         -------------
                                Home Furnishings Total          94,525

   LEISURE TIME - 0.1%
      Leslie's Poolmart
        7.750% 02/01/13                        105,000         106,050
      Royal Caribbean Cruises Ltd.
        6.750% 03/15/08                         80,000          81,900
        6.875% 12/01/13                        100,000         104,875
        8.750% 02/02/11                        145,000         163,488
                                                         -------------
                                    Leisure Time Total         456,313

   LODGING - 0.4%
      Caesars Entertainment, Inc.
        7.875% 03/15/10                         40,000          43,500
        8.875% 09/15/08                         35,000          38,238
        9.375% 02/15/07                         35,000          37,013
      CCM Merger, Inc.
        8.000% 08/01/13 (b)                    100,000         101,250
      MGM Mirage
        6.000% 10/01/09                         95,000          93,813
        8.500% 09/15/10                        245,000         266,437
      Starwood Hotels & Resorts
        Worldwide, Inc.
        7.875% 05/01/12                        150,000         165,000
      Station Casinos, Inc.
        6.500% 02/01/14                        345,000         345,862
      Wynn Las Vegas LLC
        6.625% 12/01/14                        175,000         166,687
                                                         -------------
                                         Lodging Total       1,257,800

   RETAIL - 0.3%
      AutoNation, Inc.
        9.000% 08/01/08                        160,000         172,800
      Couche-Tard
        7.500% 12/15/13                        165,000         170,362
      Domino's, Inc.
        8.250% 07/01/11                        115,000         120,750
      Group 1 Automotive, Inc.
        8.250% 08/15/13                         90,000          90,000
      Suburban Propane Partners LP
        6.875% 12/15/13                         50,000          46,750
      Wal-Mart Stores, Inc.
        4.000% 01/15/10                        600,000         584,640
                                                         -------------
                                          Retail Total       1,185,302
                                                         -------------
                               CONSUMER CYCLICAL TOTAL       5,400,175

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CONSUMER NON-CYCLICAL - 1.6%

   BEVERAGES - 0.3%
      Constellation Brands, Inc.
        8.125% 01/15/12                        250,000         263,750
      Cott Beverages, Inc.
        8.000% 12/15/11                        295,000         303,850
      Diageo Capital PLC
        3.375% 03/20/08                        550,000         533,984
                                                         -------------
                                       Beverages Total       1,101,584

   COMMERCIAL SERVICES - 0.2%
      Corrections Corp. of America
        6.250% 03/15/13                         50,000          49,500
        7.500% 05/01/11                        225,000         232,312
      Iron Mountain, Inc.
        7.750% 01/15/15                         10,000          10,175
        8.625% 04/01/13                        250,000         262,500
      Mac-Gray Corp.
        7.625% 08/15/15 (b)                    105,000         107,100
      Stewart Enterprises, Inc.
        6.250% 02/15/13 (b)                     95,000          90,250
      United Rentals, Inc.
        7.000% 02/15/14                         90,000          83,250
                                                         -------------
                             Commercial Services Total         835,087

   COSMETICS/PERSONAL CARE - 0.1%
      Procter & Gamble Co.
        4.750% 06/15/07                        550,000         552,618
                                                         -------------
                         Cosmetics/Personal Care Total         552,618

   FOOD - 0.3%
      Del Monte Corp.
        6.750% 02/15/15 (b)                    130,000         130,650
      General Mills, Inc.
        2.625% 10/24/06                        500,000         490,075
      Kroger Co.
        6.200% 06/15/12                        450,000         472,329
                                                         -------------
                                            Food Total       1,093,054

   HEALTHCARE PRODUCTS - 0.1%
      Baxter FinCo BV
        4.750% 10/15/10 (b)                    450,000         446,741
                                                         -------------
                             Healthcare Products Total         446,741

   HEALTHCARE SERVICES - 0.5%
      Community Health Systems
        6.500% 12/15/12                         40,000          40,100
      Coventry Health Care, Inc.
        5.875% 01/15/12                        175,000         178,938
      Extendicare Health Services, Inc.
        6.875% 05/01/14                        85,000           83,725
        9.500% 07/01/10                         15,000          16,050
      Fisher Scientific International, Inc.
        6.750% 08/15/14                        165,000         172,425
      HCA, Inc.
        6.950% 05/01/12                        340,000         350,839
      Select Medical Corp.
        7.625% 02/01/15                         90,000          86,400

40 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

   HEALTHCARE SERVICES - (CONTINUED)
      Triad Hospitals, Inc.
        7.000% 05/15/12                        225,000         231,187
        7.000% 11/15/13                         30,000          30,375
      UnitedHealth Group, Inc.
        3.375% 08/15/07                        600,000         587,412
                                                         -------------
                             Healthcare Services Total       1,777,451

   HOUSEHOLD PRODUCTS/WARES - 0.0%
      Scotts Co.
        6.625% 11/15/13                        175,000         179,375
                                                         -------------
                        Household Products/Wares Total         179,375

   PHARMACEUTICALS - 0.1%
      AmerisourceBergen Corp.
        5.625% 09/15/12 (b)                     90,000          89,100
      Mylan Laboratories, Inc.
        6.375% 08/15/15 (b)                     40,000          40,050
      Omnicare, Inc.
        8.125% 03/15/11                         90,000          93,825
                                                         -------------
                                 Pharmaceuticals Total         222,975
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL       6,208,885

ENERGY - 1.0%

   COAL - 0.1%
      Peabody Energy Corp.
        5.875% 04/15/16                         75,000          74,438
        6.875% 03/15/13                        260,000         271,700
                                                         -------------
                                            Coal Total         346,138

   OIL & GAS - 0.6%
      Chesapeake Energy Corp.
        6.375% 06/15/15                        150,000         150,938
        7.500% 09/15/13                        160,000         170,400
        7.750% 01/15/15                         25,000          26,656
      Devon Energy Corp.
        7.950% 04/15/32                        350,000         447,300
      Marathon Oil Corp.
        6.800% 03/15/32                        375,000         432,131
      Newfield Exploration Co.
        6.625% 09/01/14                        255,000         265,200
      Plains Exploration & Production Co.
        7.125% 06/15/14                        205,000         216,275
      Pogo Producing Co.
        6.625% 03/15/15 (b)                    130,000         131,788
      Pride International, Inc.
        7.375% 07/15/14                        120,000         129,600
      Vintage Petroleum, Inc.
        7.875% 05/15/11                        165,000         172,012
                                                         -------------
                                       Oil & Gas Total       2,142,300

   OIL & GAS SERVICES - 0.1%
      Grant Prideco, Inc.
        6.125% 08/15/15 (b)                    200,000         202,000

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

      Hornbeck Offshore Services, Inc.
        6.125% 12/01/14                        130,000         129,188
      Universal Compression, Inc.
        7.250% 05/15/10                        155,000         160,812
                                                         -------------
                              Oil & Gas Services Total         492,000

   PIPELINES - 0.2%
      Kinder Morgan Energy Partners LP
        7.300% 08/15/33                        500,000         579,890
      MarkWest Energy Partners LP
        6.875% 11/01/14 (b)                    115,000         113,275
      Williams Companies, Inc.
        7.125% 09/01/11                         35,000          36,487
        8.125% 03/15/12                        205,000         225,500
                                                         -------------
                                       Pipelines Total         955,152
                                                         -------------
                                          ENERGY TOTAL       3,935,590

FINANCIALS - 3.7%

   BANKS - 1.0%
      HSBC Capital Funding LP
        9.547% 12/31/49 (b)(e)                 800,000         951,752
      Rabobank Capital Funding II
        5.260% 12/31/49 (b)(e)                 850,000         866,073
      Wachovia Corp.
        4.875% 02/15/14 (e)                    825,000         816,981
      Wells Fargo & Co.
        3.874% 03/10/08 (e)                  1,050,000       1,049,769
                                                         -------------
                                           Banks Total       3,684,575

   DIVERSIFIED FINANCIAL SERVICES - 2.1%
      American Express Credit Corp.
        3.000% 05/16/08                        600,000         576,420
      Capital One Bank
        4.875% 05/15/08                        275,000         275,875
      Caterpillar Financial Services Corp.
        3.625% 11/15/07                        350,000         343,291
      Citicorp
        8.040% 12/15/19 (b)                  1,900,000       2,339,451
      Countrywide Home Loans, Inc.
        2.875% 02/15/07                        450,000         439,416
      Credit Suisse First Boston USA, Inc.
        4.875% 08/15/10                        500,000         500,600
      E*Trade Financial Corp.
        7.375% 09/15/13 (b)                     85,000          85,425
      Goldman Sachs Group, Inc.
        6.345% 02/15/34                        475,000         493,867
      John Deere Capital Corp.
        4.625% 04/15/09                        500,000         499,500
      JPMorgan Chase Capital XV
        5.875% 03/15/35                        600,000         588,072
      Merrill Lynch & Co., Inc.
        4.125% 01/15/09                        575,000         564,247
      Morgan Stanley
        6.750% 04/15/11                        570,000         618,632
      SLM Corp.
        5.125% 08/27/12                        800,000         808,256
                                                         -------------
                  Diversified Financial Services Total       8,133,052

                            See Accompanying Notes to Financial Statements. | 41

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   INSURANCE - 0.3%
      American International Group, Inc.
        2.875% 05/15/08                        850,000         812,838
      Prudential Insurance Co. of America
        7.650% 07/01/07 (b)                    500,000         523,600
                                                         -------------
                                       Insurance Total       1,336,438

   REAL ESTATE INVESTMENT TRUSTS - 0.2%
      Health Care Property Investors, Inc.
        6.450% 06/25/12                        525,000         555,807
      Host Marriott LP
        6.375% 03/15/15                         90,000          87,188
                                                         -------------
                   Real Estate Investment Trusts Total         642,995

   VENTURE CAPITAL - 0.1%
      Arch Western Finance LLC
        6.750% 07/01/13                        260,000         265,200
                                                         -------------
                                 Venture Capital Total         265,200
                                                         -------------
                                      FINANCIALS TOTAL      14,062,260

INDUSTRIALS - 1.6%

   AEROSPACE & DEFENSE - 0.3%
      L-3 Communications Corp.
        6.125% 07/15/13                         20,000          19,950
        6.375% 10/15/15 (b)                     20,000          20,100
        7.625% 06/15/12                        300,000         316,500
      Raytheon Co.
        8.300% 03/01/10                        500,000         566,055
      Sequa Corp.
        9.000% 08/01/09                         35,000          37,188
      TransDigm, Inc.
        8.375% 07/15/11                        145,000         152,250
                                                         -------------
                             Aerospace & Defense Total       1,112,043

   AUTO MANUFACTURERS - 0.2%
     Ford Motor Credit Co.
        7.375% 10/28/09                        775,000         752,029
                                                         -------------
                              Auto Manufacturers Total         752,029

   ENVIRONMENTAL CONTROL - 0.2%
      Allied Waste North America, Inc.
        6.375% 04/15/11                         65,000          62,400
        9.250% 09/01/12                        100,000         108,500
      Waste Management, Inc.
        7.375% 08/01/10                        500,000         548,805
                                                         -------------
                           Environmental Control Total         719,705

   MACHINERY-DIVERSIFIED - 0.1%
      Manitowoc Co., Inc.
        7.125% 11/01/13                        120,000         124,500
      Westinghouse Air Brake
        Technologies Corp.
        6.875% 07/31/13                        175,000         178,500
                                                         -------------
                           Machinery-Diversified Total         303,000


                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

   MISCELLANEOUS MANUFACTURING - 0.3%
      General Electric Co.
        5.000% 02/01/13                      1,025,000       1,034,440
      Trinity Industries, Inc.
        6.500% 03/15/14                         20,000          19,600
                                                         -------------
                     Miscellaneous Manufacturing Total       1,054,040

   PACKAGING & CONTAINERS - 0.3%
      Ball Corp.
        6.875% 12/15/12                        300,000         307,500
      Jefferson Smurfit Corp.
        8.250% 10/01/12                        100,000          94,000
      Owens-Brockway Glass Container, Inc.
        6.750% 12/01/14                         25,000          24,125
      Owens-Illinois, Inc.
        7.500% 05/15/10                        240,000         243,000
      Silgan Holdings, Inc.
        6.750% 11/15/13                        350,000         351,750
      Smurfit-Stone Container Corp.
        8.375% 07/01/12                        125,000         119,375
                                                         -------------
                          Packaging & Containers Total       1,139,750

   TRANSPORTATION - 0.2%
      FedEx Corp.
        7.530% 09/23/06                        117,156         119,573
      Offshore Logistics, Inc.
        6.125% 06/15/13                        155,000         151,900
      Overseas Shipholding Group
        8.250% 03/15/13                        165,000         179,025
      Teekay Shipping Corp.
        8.875% 07/15/11                        415,000         472,062
                                                         -------------
                                  Transportation Total         922,560
                                                         -------------
                                     INDUSTRIALS TOTAL       6,003,127

TECHNOLOGY - 0.1%

   COMPUTERS - 0.1%
      International Business Machines Corp.
        5.875% 11/29/32                        325,000         345,885
                                                         -------------
                                       Computers Total         345,885

   SEMICONDUCTORS - 0.0%
      Freescale Semiconductor, Inc.
        6.875% 07/15/11                        150,000         156,000
                                                         -------------
                                  Semiconductors Total         156,000
                                                         -------------
                                      TECHNOLOGY TOTAL         501,885

UTILITIES - 0.7%

   ELECTRIC - 0.6%
      AES Corp.
        7.750% 03/01/14                        225,000         240,750
      Exelon Generation Co.
        6.950% 06/15/11                        400,000         434,168
      Nevada Power Co.
        5.875% 01/15/15                         80,000          79,607
        6.500% 04/15/12                         50,000          51,375
      NorthWestern Corp.
        5.875% 11/01/14                         10,000          10,213

42 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

UTILITIES - (CONTINUED)

   ELECTRIC - (CONTINUED)
      Scottish Power PLC
        4.910% 03/15/10                        525,000         523,829
      TECO Energy, Inc.
        6.750% 05/01/15 (b)                    100,000         104,625
        7.000% 05/01/12                         65,000          68,656
      Texas Genco LLC
        6.875% 12/15/14 (b)                    170,000         172,975
      Virginia Electric & Power Co.
        5.375% 02/01/07                        625,000         630,550
                                                         -------------
                                        Electric Total       2,316,748

   GAS - 0.1%
      Sempra Energy
        4.750% 05/15/09                        275,000         273,226
                                                         -------------
                                             Gas Total         273,226
                                                         -------------
                                       UTILITIES TOTAL       2,589,974
                                                         -------------

            Total Corporate Fixed-Income Bonds & Notes
                                 (cost of $45,790,981)      45,836,694

MORTGAGE-BACKED SECURITIES - 8.3%

   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
      Federal Home Loan Mortgage Corp.
        4.500% 03/15/18                      2,000,000       1,966,431
        5.000% 12/15/15                      2,280,210       2,290,474
      Federal National Mortgage Association
        5.000% 12/25/15                      1,200,000       1,200,632
                                                         -------------
                                 AGENCY COLLATERALIZED
                            MORTGAGE OBLIGATIONS TOTAL       5,457,537
                                                         -------------

   MORTGAGE-BACKED SECURITIES - 6.9%
      Federal Home Loan Mortgage Corp.
        5.000% 06/01/20                      2,390,821       2,385,333
        5.000% 08/01/20                      3,021,425       3,014,490
        6.500% 02/01/11                        100,259         103,534
        6.500% 04/01/11                        138,820         143,342
        6.500% 05/01/11                         74,946          77,387
        6.500% 10/01/11                         55,688          57,503
        6.500% 07/01/16                         27,154          28,037
        6.500% 04/01/26                         44,911          46,373
        6.500% 06/01/26                         50,775          52,428
        6.500% 02/01/27                        225,679         232,959
        6.500% 03/01/27                        150,613         155,496
        6.500% 09/01/28                        123,805         127,748
        6.500% 06/01/31                         83,575          86,086
        6.500% 07/01/31                         24,257          25,000
        7.000% 07/01/28                         91,496          95,753
        7.000% 04/01/29                         51,141          53,521
        7.000% 01/01/30                         66,240          69,237
        7.000% 06/01/31                         16,161          16,888
        7.000% 08/01/31                        204,774         213,986
        7.500% 07/01/15                         16,718          17,653
        7.500% 08/01/15                          1,324           1,399
        7.500% 01/01/30                         75,098          79,632
        8.000% 09/01/15                         65,430          69,966

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

      Federal National Mortgage Association
        5.000% 01/01/18                        769,314         768,134
        5.000% 06/01/18                      5,436,826       5,426,262
        5.000% 08/01/20                        932,956         930,814
        5.500% 05/01/16                        472,097         479,330
        5.500% 12/01/17                        979,073         993,815
        5.500% 10/01/33                      3,610,231       3,611,905
        6.000% 01/01/09                         57,894          59,458
        6.000% 06/01/14                        235,241         242,059
        6.000% 10/13/35 (f)                    590,000         599,772
        6.120% 10/01/08                      2,284,564       2,229,327
        6.500% 03/01/11                          8,731           9,032
        6.500% 01/01/26                         16,494          17,045
        6.500% 08/01/31                        406,878         419,453
        6.500% 10/01/31                        415,801         428,651
        7.000% 03/01/15                        129,817         135,720
        7.000% 07/01/16                         24,613          25,725
        7.000% 02/01/31                         30,940          32,386
        7.000% 07/01/31                        259,156         271,286
        7.000% 07/01/32                         54,479          57,026
        7.500% 06/01/15                         67,440          71,327
        7.500% 08/01/15                         73,316          77,542
        7.500% 09/01/15                         35,420          37,462
        7.500% 02/01/31                         51,478          54,487
        7.500% 08/01/31                         41,665          44,095
        8.000% 12/01/29                         42,145          45,094
        8.000% 04/01/30                         68,383          73,111
        8.000% 05/01/30                         11,571          12,371
        8.000% 07/01/31                         34,235          36,597
      Government National Mortgage
        Association
        6.000% 04/15/13                         15,818          16,376
        6.500% 05/15/13                         31,938          33,255
        6.500% 06/15/13                         23,497          24,466
        6.500% 08/15/13                         46,287          48,196
        6.500% 11/15/13                        150,151         156,345
        6.500% 07/15/14                         83,735          87,172
        6.500% 01/15/29                         16,141          16,821
        6.500% 03/15/29                        124,240         129,477
        6.500% 04/15/29                        325,457         339,178
        6.500% 05/15/29                        223,322         232,737
        6.500% 07/15/31                         82,550          85,916
        7.000% 11/15/13                        393,052         412,704
        7.000% 05/15/29                         34,156          35,939
        7.000% 09/15/29                         69,538          73,169
        7.000% 06/15/31                         58,917          61,965
        7.500% 06/15/23                          2,410           2,576
        7.500% 01/15/26                         36,501          38,849
        7.500% 09/15/29                        156,014         165,745
        8.000% 07/15/25                         21,888          23,469
        8.500% 12/15/30                          6,517           7,080
        9.000% 12/15/17                         50,275          54,580
                                                         -------------
                      MORTGAGE-BACKED SECURITIES TOTAL      26,389,052
                                                         -------------

                      Total Mortgage-Backed Securities
                                 (cost of $31,769,376)      31,846,589

                            See Accompanying Notes to Financial Statements. | 43

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

GOVERNMENT AGENCIES & OBLIGATIONS - 5.1%

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
      Province of Quebec
        7.000% 01/30/07                        800,000         826,032
      United Mexican States
        7.500% 04/08/33                        550,000         636,075
                                                         -------------
                  FOREIGN GOVERNMENT OBLIGATIONS TOTAL       1,462,107

U.S.  GOVERNMENT AGENCIES & OBLIGATIONS - 4.7%
      Federal Home Loan Bank System
        2.250% 05/15/06 (g)                    125,000         123,470
        4.375% 09/11/09                      1,200,000       1,195,756
      Federal National Mortgage Association
        4.625% 10/15/14                      1,355,000       1,355,433
        6.625% 09/15/09                      1,000,000       1,074,622
      U.S. Treasury Bonds
        4.750% 05/15/14                        740,000         762,373
        6.250% 08/15/23                      7,125,000       8,519,662
      U.S. Treasury Notes
        3.375% 10/15/09                      1,725,000       1,671,701
        4.250% 11/15/13                      3,600,000       3,584,390
                                                         -------------
                             U.S.  GOVERNMENT AGENCIES
                                   & OBLIGATIONS TOTAL      18,287,407
                                                         -------------

               Total Government Agencies & Obligations
                                 (cost of $19,654,208)      19,749,514

ASSET-BACKED SECURITIES - 3.7%
      AmeriCredit Automobile Receivables Trust
        3.930% 10/06/11                        950,000         927,532
      California Infrastructure
        6.420% 12/26/09                      2,000,000       2,060,800
      Capital One Multi-Asset Execution Trust
        3.650% 07/15/11                      1,360,000       1,327,183
      Chemical Bank Master Credit Card
        Trust I
        5.980% 09/15/08                      1,550,000       1,558,339
      Citibank Credit Card Issuance Trust
        2.900% 05/17/10                      1,200,000       1,151,724
        4.950% 02/09/09                        225,000         226,339
      Consumer Funding LLC
        5.430% 04/20/15                        820,000         847,544
      Green Tree Financial Corp.
        6.870% 01/15/29                        245,601         256,290
      Navistar Financial Corp. Owner Trust
        3.250% 10/15/10                      2,600,000       2,546,232
      Origen Manufactured Housing
        3.380% 08/15/17                        870,000         847,136
      PG&E Energy Recovery Funding LLC
        3.870% 06/25/11                        990,000         975,239
      Providian Gateway Master Trust
        3.350% 09/15/11 (b)                    250,000         243,853
      Standard Credit Card Master Trust
        6.550% 10/07/07                      1,395,000       1,395,195
                                                         -------------
                         Total Asset-Backed Securities
                                 (cost of $14,868,226)      14,363,406

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.7%

   COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
      American Mortgage Trust
        8.445% 09/27/22                         22,348          15,644
      Countrywide Alternative Loan Trust
        5.250% 08/25/35                        964,915         967,375
        5.500% 10/25/35                      1,187,402       1,197,423
      Rural Housing Trust
        6.330% 04/01/26                         75,245          74,712
                                                         -------------

                              COLLATERALIZED MORTGAGE
                                     OBLIGATIONS TOTAL       2,255,154

   COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.1%
      First Union Chase Commercial Mortgage
        6.645% 06/15/31                        440,197         460,793
      GS Mortgage Securities Corp. II
        6.620% 10/18/30                      2,000,000       2,068,660
      JPMorgan Commercial Mortgage Finance Corp.
        6.507% 10/15/35                      1,600,000       1,658,800
      LB-UBS Commercial Mortgage Trust
        6.510% 12/15/26                      1,000,000       1,071,280
      Wachovia Bank Commercial Mortgage Trust
        3.989% 06/15/35                      3,000,000       2,828,670
                                                         -------------

                           COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES TOTAL       8,088,203
                                                         -------------

             Total Collateralized Mortgage Obligations
                                 (cost of $10,455,679)      10,343,357


                                              SHARES
----------------------------------------------------------------------

INVESTMENT COMPANIES - 0.2%
      iShares Dow Jones U.S. Real Estate
        Index Fund                                 660          42,418
      iShares MSCI South Korea Index Fund        4,400         173,580
      iShares MSCI Taiwan Index Fund            19,100         223,661
      iShares Nasdaq Biotechnology Index
        Fund (a)                                 1,690         130,130
      iShares Russell 2000 Index Fund            1,830         121,494
                                                         -------------
                            Total Investment Companies
                                    (cost of $676,557)         691,283


PREFERRED STOCK - 0.0%

CONSUMER DISCRETIONARY - 0.0%

   AUTOMOBILES - 0.0%
      Porsche AG                                   214         164,385
                                                         -------------
                                     Automobiles Total         164,385
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL         164,385
                                                         -------------

                                 Total Preferred Stock
                                    (cost of $136,504)         164,385

44 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA ASSET ALLOCATION FUND

                                              PAR ($)      VALUE ($)
----------------------------------------------------------------------

CONVERTIBLE BOND - 0.0%

COMMUNICATIONS - 0.0%

   TELECOMMUNICATION SERVICES - 0.0%
      Lucent Technologies, Inc.
        2.750% 06/15/25                         31,418          37,894
                                                         -------------
                      Telecommunication Services Total          37,894
                                                         -------------
                                  COMMUNICATIONS TOTAL          37,894
                                                         -------------

                                Total Convertible Bond
                                     (cost of $35,918)          37,894

                                              SHARES
----------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK - 0.0%

BASIC MATERIALS - 0.0%

   CHEMICALS - 0.0%
      Celanese Corp. (a)                           300           7,920
                                                         -------------
                                       Chemicals Total           7,920
                                                         -------------
                                 BASIC MATERIALS TOTAL           7,920
                                                         -------------

                     Total Convertible Preferred Stock
                                      (cost of $7,500)           7,920

                                              PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 5.5%

REPURCHASE AGREEMENT - 5.4%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/05, due 10/03/05 at 3.150%,
      collateralized by U.S. Government
      Agencies with various maturities
      to 11/15/16, market value of
      $21,122,071 (repurchase proceeds
      $20,696,431)                          20,691,000      20,691,000
                                                         -------------

U.S. GOVERNMENT OBLIGATIONS - 0.1%
      U.S. Treasury Bills
        3.300% 12/15/05 (g)                     50,000          49,620
        3.370% 12/15/05 (g)                    400,000         396,480
                                                         -------------
                                                               446,100
                                                         -------------

                          Total Short-Term Obligations
                                 (cost of $21,137,100)      21,137,100

                            TOTAL INVESTMENTS - 100.2%
                            (COST OF $348,053,706) (h)     386,767,920

              OTHER ASSETS & LIABILITIES, NET - (0.2)%        (636,310)

                                   NET ASSETS - 100.0%     386,131,610

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these securities amounted to $7,083,364, which represents 1.8% of net assets.

(c) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. At September 30, 2005, the value of this security represents 0.1% of net assets.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At September 30, 2005, the value of this security represents 0.1% of net assets.

(e) The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2005.

(f)   Security purchased on a delayed delivery basis.

(g) The securities or a portion of the securities pledged as collateral for open future contracts. At September 30, 2005, the total market value of securities pledged amounted to $569,570.

(h)   Cost for federal income tax purposes is $350,365,368.

      At September 30, 2005, the asset allocation of the Fund is as follows:

                                                               % OF
      ASSET ALLOCATION (UNAUDITED)                          NET ASSETS
      ----------------------------                          ----------
      Common Stocks                                              62.8%
      Corporate Fixed-Income Bonds & Notes                       11.9
      Mortgage-Backed Securities                                  8.3
      Government Agencies & Obligations                           5.1
      Asset-Backed Securities                                     3.7
      Collateralized Mortgage Obligations                         2.7
      Investment Companies                                        0.2
      Preferred Stock                                             0.0
      Convertible Bond                                            0.0
      Convertible Preferred Stock                                 0.0
      Short-Term Obligations                                      5.5
      Other Assets & Liabilities, Net                            (0.2)
                                                                -----
                                                                100.0%
                                                                =====

      At September 30, 2005, the Fund held the following open long futures contract:

                                        AGGREGATE   EXPIRATION    UNREALIZED
      TYPE       CONTRACTS    VALUE    FACE VALUE      DATE      DEPRECIATION
      -----------------------------------------------------------------------
      S&P 500
      Index
      Futures       25    $7,714,375   $7,803,325     Dec-2005     $(88,950)

      At September 30, 2005, the Fund held the following open short futures contract:

                                        AGGREGATE   EXPIRATION    UNREALIZED
      TYPE       CONTRACTS    VALUE    FACE VALUE      DATE      APPRECIATION
      -----------------------------------------------------------------------
      2-Year U.S.
      Treasury
      Note          30    $6,176,719   $6,189,210     Dec-2005      $12,491


          ACRONYM              NAME
          -------              ----
          ADR                  American Depositary Receipt
          GDR                  Global Depositary Receipt
          REIT                 Real Estate Investment Trust

                            See Accompanying Notes to Financial Statements. | 45

INVESTMENT PORTFOLIO ___________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA LARGE CAP GROWTH FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 11.1%
   HOTELS, RESTAURANTS & LEISURE - 0.9%
      Marriott International, Inc., Class A    123,470       7,778,610
      Starbucks Corp. (a)                      125,800       6,302,580
                                                         -------------
                   Hotels, Restaurants & Leisure Total      14,081,190

   INTERNET & CATALOG RETAIL - 1.2%
      eBay, Inc. (a)                           459,300      18,923,160
                                                         -------------
                       Internet & Catalog Retail Total      18,923,160

   MULTILINE RETAIL - 1.9%
      Federated Department Stores, Inc.        157,800      10,552,086
      Kohl's Corp. (a)                         140,000       7,025,200
      Target Corp.                             219,200      11,383,056
                                                         -------------
                                Multiline Retail Total      28,960,342

   SPECIALTY RETAIL - 5.6%
      Best Buy Co., Inc.                       105,130       4,576,309
      Home Depot, Inc.                         379,180      14,461,925
      Lowe's Companies, Inc.                   284,550      18,325,020
      Office Depot, Inc. (a)                   544,600      16,174,620
      Sherwin-Williams Co.                     167,600       7,386,132
      Staples, Inc.                            290,725       6,198,257
      Tiffany & Co.                            446,500      17,757,305
                                                         -------------
                                Specialty Retail Total      84,879,568

   TEXTILES, APPAREL & LUXURY GOODS - 1.5%
      Coach, Inc. (a)                          457,030      14,332,461
      NIKE, Inc., Class B                       94,410       7,711,409
                                                         -------------
                Textiles, Apparel & Luxury Goods Total      22,043,870
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     168,888,130

CONSUMER STAPLES - 10.7%

   BEVERAGES - 3.2%
      Coca-Cola Co.                            317,760      13,724,054
      Diageo PLC, ADR                           88,493       5,133,479
      PepsiCo, Inc.                            532,980      30,225,296
                                                         -------------
                                       Beverages Total      49,082,829

   FOOD & STAPLES RETAILING - 2.2%
      CVS Corp.                                768,700      22,299,987
      Walgreen Co.                             268,200      11,653,290
                                                         -------------
                        Food & Staples Retailing Total      33,953,277

   FOOD PRODUCTS - 1.0%
      Kellogg Co.                              337,100      15,550,423
                                                         -------------
                                   Food Products Total      15,550,423

   HOUSEHOLD PRODUCTS - 2.3%
      Colgate-Palmolive Co.                    308,300      16,275,157
      Procter & Gamble Co.                     313,540      18,643,089
                                                         -------------
                              Household Products Total      34,918,246

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

PERSONAL PRODUCTS - 2.0%
      Gillette Co.                             523,800      30,485,160
                                                         -------------
                               Personal Products Total      30,485,160
                                                         -------------
                                CONSUMER STAPLES TOTAL     163,989,935

ENERGY - 7.6%

   ENERGY EQUIPMENT & SERVICES - 2.2%
      Halliburton Co.                          492,800      33,766,656
                                                         -------------
                     Energy Equipment & Services Total      33,766,656

   OIL, GAS & CONSUMABLE FUELS - 5.4%
      CONSOL Energy, Inc.                      279,300      21,302,211
      EOG Resources, Inc.                      216,700      16,230,830
      Pioneer Natural Resources Co.            269,600      14,806,432
      XTO Energy, Inc.                         665,700      30,169,524
                                                         -------------
                     Oil, Gas & Consumable Fuels Total      82,508,997
                                                         -------------
                                          ENERGY TOTAL     116,275,653

FINANCIALS - 7.9%

   CAPITAL MARKETS - 2.7%
      Goldman Sachs Group, Inc.                 75,050       9,124,579
      Merrill Lynch & Co., Inc.                264,800      16,245,480
      State Street Corp.                       315,950      15,456,274
                                                         -------------
                                 Capital Markets Total      40,826,333

   COMMERCIAL BANKS - 1.8%
      Wells Fargo & Co.                        300,440      17,596,771
      Zions Bancorporation                     146,600      10,439,386
                                                         -------------
                                Commercial Banks Total      28,036,157

   DIVERSIFIED FINANCIAL SERVICES - 1.0%
      Citigroup, Inc.                          333,356      15,174,365
                                                         -------------
                  Diversified Financial Services Total      15,174,365

   INSURANCE - 2.4%
      American International Group, Inc.       585,350      36,268,286
                                                         -------------
                                       Insurance Total      36,268,286
                                                         -------------
                                      FINANCIALS TOTAL     120,305,141

HEALTH CARE - 20.1%

   BIOTECHNOLOGY - 2.5%
      Amgen, Inc. (a)                          332,370      26,479,918
      Protein Design Labs, Inc. (a)            396,300      11,096,400
                                                         -------------
                                   Biotechnology Total      37,576,318

   HEALTH CARE EQUIPMENT & SUPPLIES - 5.5%
      Alcon, Inc.                               71,430       9,134,468
      Baxter International, Inc.               298,900      11,917,143
      Medtronic, Inc.                          463,530      24,854,479
      Thermo Electron Corp. (a)                644,260      19,907,634
      Varian Medical Systems, Inc. (a)         477,870      18,880,644
                                                         -------------
                Health Care Equipment & Supplies Total      84,694,368

46 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA LARGE CAP GROWTH FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - 3.1%
      Caremark Rx, Inc. (a)                    378,120      18,879,531
      UnitedHealth Group, Inc.                 519,830      29,214,446
                                                         -------------
                Health Care Providers & Services Total      48,093,977

   PHARMACEUTICALS - 9.0%
      Abbott Laboratories                      484,360      20,536,864
      Amylin Pharmaceuticals, Inc. (a)         204,700       7,121,513
      IVAX Corp. (a)                           414,910      10,937,028
      Johnson & Johnson                        731,640      46,298,179
      Novartis AG, ADR                         556,770      28,395,270
      Teva Pharmaceutical Industries
        Ltd., ADR                              463,846      15,501,733
      Wyeth                                    178,840       8,274,927
                                                         -------------
                                 Pharmaceuticals Total     137,065,514
                                                         -------------
                                     HEALTH CARE TOTAL     307,430,177

INDUSTRIALS - 10.2%

   AEROSPACE & DEFENSE - 1.1%

      Honeywell International, Inc.            427,580      16,034,250
                                                         -------------
                             Aerospace & Defense Total      16,034,250
   BUILDING PRODUCTS - 1.1%
      American Standard Companies, Inc.        365,690      17,022,870
                                                         -------------
                               Building Products Total      17,022,870

   ELECTRICAL EQUIPMENT - 1.3%
      Rockwell Automation, Inc.                362,820      19,193,178
                                                         -------------
                            Electrical Equipment Total      19,193,178

   INDUSTRIAL CONGLOMERATES - 5.3%
      3M Co.                                   205,100      15,046,136
      General Electric Co.                   1,946,415      65,535,793
                                                         -------------
                        Industrial Conglomerates Total      80,581,929

   MACHINERY - 1.4%
      ITT Industries, Inc.                     119,180      13,538,848
      Pentair, Inc.                            235,310       8,588,815
                                                         -------------
                                       Machinery Total      22,127,663
                                                         -------------
                                     INDUSTRIALS TOTAL     154,959,890

INFORMATION TECHNOLOGY - 30.2%

   COMMUNICATIONS EQUIPMENT - 5.2%
      Cisco Systems, Inc. (a)                1,627,765      29,185,827
      Corning, Inc. (a)                        323,800       6,259,054
      Juniper Networks, Inc. (a)               320,000       7,612,800
      Motorola, Inc.                           437,800       9,671,002
      Nokia Oyj, ADR                           664,830      11,242,275
      QUALCOMM, Inc.                           323,800      14,490,050
                                                         -------------
                        Communications Equipment Total      78,461,008

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   COMPUTERS & PERIPHERALS - 6.1%
      Apple Computer, Inc. (a)                 181,800       9,746,298
      Dell, Inc. (a)                           604,640      20,678,688
      EMC Corp. (a)                            812,090      10,508,445
      Hewlett-Packard Co.                      657,480      19,198,416
      International Business Machines Corp.    412,280      33,073,101
                                                         -------------
                         Computers & Peripherals Total      93,204,948

   INTERNET SOFTWARE & SERVICES - 2.3%
      Google, Inc., Class A (a)                 38,000      12,025,480
      Yahoo!, Inc. (a)                         676,750      22,901,220
                                                         -------------
                    Internet Software & Services Total      34,926,700

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.2%
      Broadcom Corp., Class A (a)              164,800       7,730,768
      Fairchild Semiconductor
        International, Inc. (a)                398,000       5,914,280
      Intel Corp.                            1,228,870      30,291,645
      MEMC Electronic Materials, Inc. (a)      799,500      18,220,605
      Microchip Technology, Inc.               303,640       9,145,637
      Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR         1,380,020      11,343,764
      Texas Instruments, Inc.                  822,010      27,866,139
                                                         -------------
                        Semiconductors & Semiconductor
                                       Equipment Total     110,512,838

   SOFTWARE - 9.4%
      Autodesk, Inc.                           347,140      16,121,182
      Electronic Arts, Inc. (a)                211,630      12,039,631
      McAfee, Inc. (a)                         312,500       9,818,750
      Microsoft Corp.                        2,386,420      61,402,587
      NAVTEQ (a)                               160,470       8,015,476
      Oracle Corp. (a)                         894,900      11,087,811
      SAP AG, ADR                              585,480      25,368,848
                                                         -------------
                                        Software Total     143,854,285
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     460,959,779

MATERIALS - 2.0%

   CHEMICALS - 2.0%
      Praxair, Inc.                            631,680      30,276,422
                                                         -------------
                                       Chemicals Total      30,276,422
                                                         -------------
                                       MATERIALS TOTAL      30,276,422
                                                         -------------

                                   Total Common Stocks
                              (cost of $1,321,735,561)   1,523,085,127

                            See Accompanying Notes to Financial Statements. | 47

________________________________________________________________________________
SEPTEMBER 30, 2005                                COLUMBIA LARGE CAP GROWTH FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 0.9%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/05, due 10/03/05 at 3.150%,
      collateralized by a U.S. Treasury
      Note maturing 01/31/07, market
      value of $14,698,925 (repurchase
      proceeds $14,413,783)                 14,410,000      14,410,000
                                                         -------------

                           Total Short-Term Obligation
                                 (cost of $14,410,000)      14,410,000

                            TOTAL INVESTMENTS - 100.7%
                          (COST OF $1,336,145,561) (b)   1,537,495,127

              OTHER ASSETS & LIABILITIES, NET - (0.7)%     (10,748,640)

                                   NET ASSETS - 100.0%   1,526,746,487

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Cost for federal income tax purposes is $1,343,394,022.

      At September 30, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR (UNAUDITED)                                    NET ASSETS
      ------------------                                    ----------
      Information Technology                                      30.2%
      Health Care                                                 20.1
      Consumer Discretionary                                      11.1
      Consumer Staples                                            10.7
      Industrials                                                 10.2
      Financials                                                   7.9
      Energy                                                       7.6
      Materials                                                    2.0
      Short-Term Obligation                                        0.9
      Other Assets & Liabilities, Net                             (0.7)
                                                                 -----
                                                                 100.0%
                                                                 =====

          ACRONYM              NAME
          -------              ----
          ADR                  American Depositary Receipt

48 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
SEPTEMBER 30, 2005                               COLUMBIA DISCIPLINED VALUE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 9.3%

   HOTELS, RESTAURANTS & LEISURE - 2.8%
      McDonald's Corp.                         361,000      12,089,890
                                                         -------------
                   Hotels, Restaurants & Leisure Total      12,089,890

   HOUSEHOLD DURABLES - 0.5%
      Pulte Homes, Inc.                         47,000       2,017,240
                                                         -------------
                              Household Durables Total       2,017,240

   MEDIA - 2.6%
      Time Warner, Inc.                        264,300       4,786,473
      Walt Disney Co.                          233,400       5,631,942
      Warner Music Group Corp.                  40,000         740,400
                                                         -------------
                                           Media Total      11,158,815

   MULTILINE RETAIL - 1.1%
      Dillard's, Inc., Class A                 234,300       4,892,184
                                                         -------------
                                Multiline Retail Total       4,892,184

   SPECIALTY RETAIL - 2.3%
      Autonation, Inc. (a)                      96,800       1,933,096
      Barnes & Noble, Inc.                     216,600       8,165,820
                                                         -------------
                                Specialty Retail Total      10,098,916
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      40,257,045

CONSUMER STAPLES - 5.7%

   BEVERAGES - 1.7%
      Coca-Cola Co.                            166,900       7,208,411
                                                         -------------
                                       Beverages Total       7,208,411

   FOOD PRODUCTS - 1.5%
      Archer-Daniels-Midland Co.               212,800       5,247,648
      Tyson Foods, Inc., Class A                60,100       1,084,805
                                                         -------------
                                   Food Products Total       6,332,453

   HOUSEHOLD PRODUCTS - 0.8%
      Procter & Gamble Co.                      55,700       3,311,922
                                                         -------------
                              Household Products Total       3,311,922

   TOBACCO - 1.7%
      Loews Corp. - Carolina Group              36,500       1,446,495
      Reynolds American, Inc.                   67,400       5,595,548
      UST, Inc.                                 13,600         569,296
                                                         -------------
                                         Tobacco Total       7,611,339
                                                         -------------
                                CONSUMER STAPLES TOTAL      24,464,125

   ENERGY - 15.2%

   OIL, GAS & CONSUMABLE FUELS - 15.2%
      Amerada Hess Corp.                        92,900      12,773,750
      ChevronTexaco Corp.                      274,400      17,761,912

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      ConocoPhillips                            13,700         957,767
      Devon Energy Corp.                       126,900       8,710,416
      Exxon Mobil Corp.                        401,700      25,524,018
                                                         -------------
                     Oil, Gas & Consumable Fuels Total      65,727,863
                                                         -------------
                                          ENERGY TOTAL      65,727,863

FINANCIALS - 34.6%

   CAPITAL MARKETS - 3.3%
      Goldman Sachs Group, Inc.                 17,200       2,091,176
      Lehman Brothers Holdings, Inc.            18,000       2,096,640
      Mellon Financial Corp.                   105,800       3,382,426
      State Street Corp.                       139,800       6,839,016
                                                         -------------
                                 Capital Markets Total      14,409,258

   COMMERCIAL BANKS - 4.6%
      KeyCorp                                   64,800       2,089,800
      U.S. Bancorp                               3,000          84,240
      Wachovia Corp.                           306,500      14,586,335
      Wells Fargo & Co.                         53,700       3,145,209
                                                         -------------
                                Commercial Banks Total      19,905,584

   DIVERSIFIED FINANCIAL SERVICES - 9.7%
      Citigroup, Inc.                          267,000      12,153,840
      JPMorgan Chase & Co.                     531,500      18,033,795
      Nuveen Investments, Class A               89,100       3,509,649
      Principal Financial Group, Inc.          168,500       7,981,845
                                                         -------------
                  Diversified Financial Services Total      41,679,129

   INSURANCE - 14.8%
      AFLAC, Inc.                               17,900         810,870
      Allmerica Financial Corp. (a)              4,100         168,674
      Allstate Corp.                            87,900       4,859,991
      American Financial Group, Inc.            20,600         698,958
      American International Group, Inc.        50,400       3,122,784
      Assurant, Inc.                            48,800       1,857,328
      Chubb Corp.                              129,400      11,587,770
      Conseco, Inc. (a)                         51,800       1,093,498
      First American Corp.                     130,200       5,946,234
      Hartford Financial Services
        Group, Inc.                            161,200      12,439,804
      MetLife, Inc.                              1,000          49,830
      Nationwide Financial Services, Inc.,
        Class A                                 26,500       1,061,325
      Prudential Financial, Inc.               196,500      13,275,540
      SAFECO Corp.                             102,100       5,450,098
      W.R. Berkley Corp.                        32,000       1,263,360
                                                         -------------
                                       Insurance Total      63,686,064

   REAL ESTATE - 1.6%
      Annaly Mortgage Management, Inc.,
        REIT                                   519,700       6,730,115
                                                         -------------
                                     Real Estate Total       6,730,115

                            See Accompanying Notes to Financial Statements. | 49

________________________________________________________________________________
SEPTEMBER 30, 2005                               COLUMBIA DISCIPLINED VALUE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   THRIFTS & MORTGAGE FINANCE - 0.6%
      Fannie Mae                                33,900       1,519,398
      Freddie Mac                               18,300       1,033,218
                                                         -------------
                      Thrifts & Mortgage Finance Total       2,552,616
                                                         -------------
                                      FINANCIALS TOTAL     148,962,766

HEALTH CARE - 7.2%

   HEALTH CARE PROVIDERS & SERVICES - 4.0%
      AmerisourceBergen Corp.                  137,500      10,628,750
      McKesson Corp.                            98,000       4,650,100
      Medco Health Solutions, Inc. (a)          35,200       1,930,016
                                                         -------------
                Health Care Providers & Services Total      17,208,866

   PHARMACEUTICALS - 3.2%
      Merck & Co., Inc.                        164,500       4,476,045
      Pfizer, Inc.                             365,800       9,134,026
                                                         -------------
                                 Pharmaceuticals Total      13,610,071
                                                         -------------
                                     HEALTH CARE TOTAL      30,818,937

INDUSTRIALS - 6.3%

   AEROSPACE & DEFENSE - 2.5%
      Boeing Co.                                41,200       2,799,540
      Northrop Grumman Corp.                    81,900       4,451,265
      Raytheon Co.                              91,500       3,478,830
                                                         -------------
                             Aerospace & Defense Total      10,729,635

   AIR FREIGHT & LOGISTICS - 0.3%
      FedEx Corp.                               16,100       1,402,793
                                                         -------------
                         Air Freight & Logistics Total       1,402,793

   COMMERCIAL SERVICES & SUPPLIES - 2.3%
      Cendant Corp.                            462,300       9,541,872
      R.R. Donnelley & Sons Co.                  9,600         355,872
                                                         -------------
                  Commercial Services & Supplies Total       9,897,744

   MACHINERY - 0.9%
      Parker Hannifin Corp.                     61,200       3,935,772
                                                         -------------
                                       Machinery Total       3,935,772

   TRANSPORTATION - 0.3%
      Laidlaw International, Inc.               46,600       1,126,322
                                                         -------------
                                  Transportation Total       1,126,322
                                                         -------------
                                     INDUSTRIALS TOTAL      27,092,266

INFORMATION TECHNOLOGY - 4.4%

   COMPUTERS & PERIPHERALS - 2.9%
      International Business Machines Corp.    153,600      12,321,792
                                                         -------------
                         Computers & Peripherals Total      12,321,792

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
      Freescale Semiconductor, Inc., Class B (a) 6,000         141,480
                                                         -------------
                        Semiconductors & Semiconductor
                                       Equipment Total         141,480

   SOFTWARE - 1.5%
      Microsoft Corp.                          166,100       4,273,753
      Reynolds & Reynolds Co., Class A          84,600       2,318,886
                                                         -------------
                                        Software Total       6,592,639
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      19,055,911

MATERIALS - 4.2%

   CHEMICALS - 0.2%
      Celanese Corp., Series A                  33,000         569,250
                                                         -------------
                                       Chemicals Total         569,250
   METALS & MINING - 1.4%
      Phelps Dodge Corp.                        47,500       6,171,675
                                                         -------------
                                 Metals & Mining Total       6,171,675

   PAPER & FOREST PRODUCTS - 2.6%
      Georgia-Pacific Corp.                    332,400      11,321,544
                                                         -------------
                         Paper & Forest Products Total      11,321,544
                                                         -------------
                                       MATERIALS TOTAL      18,062,469

TELECOMMUNICATION SERVICES - 5.7%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 4.3%
      AT&T Corp.                                55,500       1,098,900
      BellSouth Corp.                          160,100       4,210,630
      CenturyTel, Inc.                         127,400       4,456,452
      SBC Communications, Inc.                 229,000       5,489,130
      Sprint Nextel Corp.                          200           4,756
      Verizon Communications, Inc.              97,000       3,170,930
                                                         -------------
          Diversified Telecommunication Services Total      18,430,798

   WIRELESS TELECOMMUNICATION SERVICES - 1.4%
      Crown Castle International Corp. (a)     244,800       6,029,424
                                                         -------------
             Wireless Telecommunication Services Total       6,029,424
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      24,460,222

UTILITIES - 7.1%

   ELECTRIC UTILITIES - 6.3%
      American Electric Power Co., Inc.        168,000       6,669,600
      CenterPoint Energy, Inc.                  69,900       1,039,413
      FirstEnergy Corp.                        255,000      13,290,600
      PG&E Corp.                               158,800       6,232,900
                                                         -------------
                              Electric Utilities Total      27,232,513

   GAS UTILITIES - 0.3%
      UGI Corp.                                 40,600       1,142,890
                                                         -------------
                                   Gas Utilities Total       1,142,890

50 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                               COLUMBIA DISCIPLINED VALUE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

   MULTI-UTILITIES - 0.5%
      Wisconsin Energy Corp.                    59,000       2,355,280
                                                         -------------
                                 Multi-Utilities Total       2,355,280
                                                         -------------
                                       UTILITIES TOTAL      30,730,683

                                   Total Common Stocks
                                (cost of $381,594,053)     429,632,287

                                             PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 0.8%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/05, due 10/03/05 at 3.150%,
      collateralized by a U.S. Treasury
      Note maturing 08/15/07, market
      value of $3,411,188 (repurchase
      proceeds $3,344,878)                   3,344,000       3,344,000
                                                         -------------

                           Total Short-Term Obligation
                                  (cost of $3,344,000)       3,344,000

                            TOTAL INVESTMENTS - 100.5%
                            (COST OF $384,938,053) (b)     432,976,287

              OTHER ASSETS & LIABILITIES, NET - (0.5)%      (1,976,032)

                                   NET ASSETS - 100.0%     431,000,255

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Cost for federal income tax purposes is $386,175,975.

      At September 30, 2005, the Fund held investments in the following sectors:

                                                               % OF
        SECTOR (UNAUDITED)                                  NET ASSETS
        ------------------                                  ----------
        Financials                                              34.6%
        Energy                                                  15.2
        Consumer Discretionary                                   9.3
        Health Care                                              7.2
        Utilities                                                7.1
        Industrials                                              6.3
        Consumer Staples                                         5.7
        Telecommunication Services                               5.7
        Information Technology                                   4.4
        Materials                                                4.2
        Short-Term Obligation                                    0.8
        Other Assets & Liabilities, Net                         (0.5)
                                                               -----
                                                               100.0%
                                                               =====

          ACRONYM              NAME
          -------              ----
          REIT                 Real Estate Investment Trust

                            See Accompanying Notes to Financial Statements. | 51

INVESTMENT PORTFOLIO ___________________________________________________________
SEPTEMBER 30, 2005                                    COLUMBIA COMMON STOCK FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 98.3%

CONSUMER DISCRETIONARY - 12.2%

   DIVERSIFIED CONSUMER SERVICES - 1.3%
      Career Education Corp. (a)               194,010       6,898,996
                                                         -------------
                   Diversified Consumer Services Total       6,898,996

   HOUSEHOLD DURABLES - 0.8%
      Sony Corp., ADR                          130,900       4,344,571
                                                         -------------
                              Household Durables Total       4,344,571

   INTERNET & CATALOG RETAIL - 1.5%
      Amazon.com, Inc. (a)                      92,100       4,172,130
      Expedia, Inc. (a)                        175,400       3,474,674
                                                         -------------
                       Internet & Catalog Retail Total       7,646,804

   LEISURE EQUIPMENT & PRODUCTS - 0.2%
      Hasbro, Inc.                              66,680       1,310,262
                                                         -------------
                    Leisure Equipment & Products Total       1,310,262

   MEDIA - 6.8%
      Clear Channel Communications, Inc.        67,390       2,216,457
      Comcast Corp., Class A (a)               207,242       6,088,770
      Liberty Global, Inc., Class A (a)         32,033         867,454
      Liberty Global, Inc., Series C (a)        32,033         824,850
      Liberty Media Corp., Class A (a)         666,410       5,364,600
      News Corp., Class A                      457,490       7,132,269
      Time Warner, Inc.                        416,160       7,536,658
      Viacom, Inc., Class B                    150,750       4,976,257
                                                         -------------
                                           Media Total      35,007,315

   MULTILINE RETAIL - 1.1%
      Kohl's Corp. (a)                         109,310       5,485,176
                                                         -------------
                                Multiline Retail Total       5,485,176

   SPECIALTY RETAIL - 0.5%
      RadioShack Corp.                          99,110       2,457,928
                                                         -------------
                                Specialty Retail Total       2,457,928
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      63,151,052

CONSUMER STAPLES - 7.4%

   BEVERAGES - 2.6%
      Coca-Cola Co.                            148,160       6,399,030
      PepsiCo, Inc.                            128,390       7,280,997
                                                         -------------
                                       Beverages Total      13,680,027

   FOOD & STAPLES RETAILING - 0.7%
      Wal-Mart Stores, Inc.                     82,820       3,629,172
                                                         -------------
                        Food & Staples Retailing Total       3,629,172

   FOOD PRODUCTS - 1.4%
      McCormick & Co., Inc.                     75,300       2,457,039
      Smithfield Foods, Inc. (a)               164,100       4,870,488
                                                         -------------
                                   Food Products Total       7,327,527

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   HOUSEHOLD PRODUCTS - 0.9%
      Colgate-Palmolive Co.                     91,820       4,847,178
                                                         -------------
                              Household Products Total       4,847,178

   PERSONAL PRODUCTS - 0.9%
      Gillette Co.                              75,900       4,417,380
                                                         -------------
                               Personal Products Total       4,417,380

   TOBACCO - 0.9%
      Altria Group, Inc.                        60,415       4,453,190
                                                         -------------
                                         Tobacco Total       4,453,190
                                                         -------------
                                CONSUMER STAPLES TOTAL      38,354,474

ENERGY - 7.4%

   ENERGY EQUIPMENT & SERVICES - 0.8%
      BJ Services Co.                           73,200       2,634,468
      Transocean, Inc. (a)                      24,190       1,483,089
                                                         -------------
                     Energy Equipment & Services Total       4,117,557

   OIL, GAS & CONSUMABLE FUELS - 6.6%
      Apache Corp.                              36,730       2,762,831
      BP PLC, ADR                               19,360       1,371,656
      ConocoPhillips                           157,400      11,003,834
      Devon Energy Corp.                        30,210       2,073,614
      EOG Resources, Inc.                       50,620       3,791,438
      Exxon Mobil Corp.                        148,590       9,441,408
      Peabody Energy Corp.                      43,420       3,662,477
                                                         -------------
                     Oil, Gas & Consumable Fuels Total      34,107,258
                                                         -------------
                                          ENERGY TOTAL      38,224,815

FINANCIALS - 17.6%

   CAPITAL MARKETS - 3.0%
      E*TRADE Financial Corp. (a)              294,560       5,184,256
      Goldman Sachs Group, Inc.                 16,200       1,969,596
      Lazard Ltd., Class A                     163,890       4,146,417
      Merrill Lynch & Co., Inc.                 45,200       2,773,020
      Morgan Stanley                            30,580       1,649,485
                                                         -------------
                                 Capital Markets Total      15,722,774

   COMMERCIAL BANKS - 1.1%
      Wachovia Corp.                            52,355       2,491,574
      Wells Fargo & Co.                         25,450       1,490,607
      Zions Bancorporation                      22,030       1,568,756
                                                         -------------
                                Commercial Banks Total       5,550,937

   CONSUMER FINANCE - 0.6%
      American Express Co.                      49,240       2,828,346
                                                         -------------
                                Consumer Finance Total       2,828,346

   DIVERSIFIED FINANCIAL SERVICES - 3.4%
      Citigroup, Inc.                          180,889       8,234,067
      JPMorgan Chase & Co.                     271,772       9,221,224
                                                         -------------
                  Diversified Financial Services Total      17,455,291

52 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                    COLUMBIA COMMON STOCK FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   INSURANCE - 8.2%
      Ace Ltd.                                 122,010       5,743,011
      Ambac Financial Group, Inc.               76,300       5,498,178
      American International Group, Inc.       154,180       9,552,993
      Berkshire Hathaway, Inc., Class B (a)      3,439       9,391,909
      Chubb Corp.                               36,735       3,289,619
      UnumProvident Corp.                      446,490       9,153,045
                                                         -------------
                                       Insurance Total      42,628,755

   THRIFTS & MORTGAGE FINANCE - 1.3%
      MGIC Investment Corp.                    107,530       6,903,426
                                                         -------------
                      Thrifts & Mortgage Finance Total       6,903,426
                                                         -------------
                                      FINANCIALS TOTAL      91,089,529

HEALTH CARE - 16.7%

   BIOTECHNOLOGY - 3.8%
      Amgen, Inc. (a)                           89,782       7,152,932
      MedImmune, Inc. (a)                      147,540       4,964,721
      Millennium Pharmaceuticals, Inc. (a)     812,360       7,579,319
                                                         -------------
                                   Biotechnology Total      19,696,972

   HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
      Biomet, Inc.                             109,800       3,811,158
      Medtronic, Inc.                           50,700       2,718,534
      Thermo Electron Corp. (a)                188,350       5,820,015
      Waters Corp. (a)                         125,440       5,218,304
                                                         -------------
                Health Care Equipment & Supplies Total      17,568,011

   HEALTH CARE PROVIDERS & SERVICES - 4.0%
      AmerisourceBergen Corp.                   47,600       3,679,480
      Cardinal Health, Inc.                     81,680       5,181,779
      McKesson Corp.                            61,510       2,918,650
      WebMD Corp. (a)                          557,840       6,180,867
      WellPoint, Inc. (a)                       35,720       2,708,290
                                                         -------------
                Health Care Providers & Services Total      20,669,066

   PHARMACEUTICALS - 5.5%
      Abbott Laboratories                       86,590       3,671,416
      Barr Pharmaceuticals, Inc. (a)           131,100       7,200,012
      Eli Lilly & Co.                           40,350       2,159,532
      Endo Pharmaceuticals Holdings, Inc. (a)  171,500       4,573,905
      IVAX Corp. (a)                           136,070       3,586,805
      Johnson & Johnson                         76,190       4,821,303
      Pfizer, Inc.                              99,934       2,495,352
                                                         -------------
                                 Pharmaceuticals Total      28,508,325
                                                         -------------
                                     HEALTH CARE TOTAL      86,442,374

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

INDUSTRIALS - 10.9%

   AEROSPACE & DEFENSE - 2.7%
      Honeywell International, Inc.            231,350       8,675,625
      United Technologies Corp.                 99,240       5,144,602
                                                         -------------
                             Aerospace & Defense Total      13,820,227

   AIR FREIGHT & LOGISTICS - 0.5%
      United Parcel Service, Inc., Class B      37,280       2,577,166
                                                         -------------
                         Air Freight & Logistics Total       2,577,166

   AIRLINES - 0.9%
      Southwest Airlines Co.                   337,895       5,017,741
                                                         -------------
                                        Airlines Total       5,017,741

   COMMERCIAL SERVICES & SUPPLIES - 2.3%
      ARAMARK Corp., Class B                   172,410       4,605,071
      Cintas Corp.                             116,970       4,801,618
      Waste Management, Inc.                    82,655       2,364,760
                                                         -------------
                  Commercial Services & Supplies Total      11,771,449

   INDUSTRIAL CONGLOMERATES - 2.7%
      General Electric Co.                     238,740       8,038,376
      Tyco International Ltd.                  208,800       5,815,080
                                                         -------------
                        Industrial Conglomerates Total      13,853,456

   MACHINERY - 1.4%
      Dover Corp.                              182,885       7,459,879
                                                         -------------
                                       Machinery Total       7,459,879

   ROAD & RAIL - 0.4%
      Union Pacific Corp.                       28,110       2,015,487
                                                         -------------
                                     Road & Rail Total       2,015,487
                                                         -------------
                                     INDUSTRIALS TOTAL      56,515,405

INFORMATION TECHNOLOGY - 19.8%

   COMMUNICATIONS EQUIPMENT - 3.8%
      Avaya, Inc. (a)                          471,800       4,859,540
      Cisco Systems, Inc. (a)                  410,600       7,362,058
      Corning, Inc. (a)                        144,120       2,785,840
      Nortel Networks Corp. (a)              1,467,660       4,784,571
                                                         -------------
                        Communications Equipment Total      19,792,009

   COMPUTERS & PERIPHERALS - 4.3%
      Dell, Inc. (a)                           214,810       7,346,502
      Hewlett-Packard Co.                      228,660       6,676,872
      International Business Machines Corp.     63,115       5,063,085
      SanDisk Corp. (a)                         67,220       3,243,365
                                                         -------------
                         Computers & Peripherals Total      22,329,824

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
      Agilent Technologies, Inc. (a)           182,480       5,976,220
      Celestica, Inc. (a)                      289,820       3,277,864
      Symbol Technologies, Inc.                304,200       2,944,656
                                                         -------------
              Electronic Equipment & Instruments Total      12,198,740

                            See Accompanying Notes to Financial Statements. | 53

________________________________________________________________________________
SEPTEMBER 30, 2005                                    COLUMBIA COMMON STOCK FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
      ATI Technologies, Inc. (a)               595,700       8,304,058
      Broadcom Corp., Class A (a)              122,980       5,768,992
      Intel Corp.                              279,680       6,894,112
      Linear Technology Corp.                   84,380       3,171,844
      Marvell Technology Group Ltd. (a)         47,270       2,179,620
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      26,318,626

   SOFTWARE - 4.2%
      Electronic Arts, Inc. (a)                 53,460       3,041,339
      Microsoft Corp.                          542,720      13,964,186
      Oracle Corp. (a)                         401,740       4,977,559
                                                         -------------
                                        Software Total      21,983,084
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     102,622,283

MATERIALS - 4.4%

   CHEMICALS - 0.4%
      Cytec Industries, Inc.                    53,500       2,320,830
                                                         -------------
                                       Chemicals Total       2,320,830

   CONTAINERS & PACKAGING - 1.8%
      Sealed Air Corp. (a)                      65,040       3,086,799
      Smurfit-Stone Container Corp. (a)        581,320       6,022,475
                                                         -------------
                          Containers & Packaging Total       9,109,274

   METALS & MINING - 2.2%
      Alcoa, Inc.                              157,200       3,838,824
      Companhia Vale do Rio Doce, ADR           98,600       3,836,526
      Mittal Steel Co. NV, Class A             124,820       3,594,816
                                                         -------------
                                 Metals & Mining Total      11,270,166
                                                         -------------
                                       MATERIALS TOTAL      22,700,270

TELECOMMUNICATION SERVICES - 1.9%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
      CenturyTel, Inc.                          37,350       1,306,503
      Qwest Communications International,
        Inc. (a)                               491,690       2,015,929
      Sprint Nextel Corp.                       93,466       2,222,622
      Telefonos de Mexico SA de CV, ADR        196,430       4,178,065
                                                         -------------
          Diversified Telecommunication Services Total       9,723,119
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       9,723,119
                                                         -------------
                                   Total Common Stocks
                                (cost of $429,742,276)     508,823,321

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 1.3%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/05, due 10/03/05 at 3.150%,
      collateralized by a U.S. Treasury
      Note maturing 05/15/08, market
      value of $6,731,000 (repurchase
      proceeds $6,598,732)                   6,597,000       6,597,000
                                                         -------------

                           Total Short-Term Obligation
                                  (cost of $6,597,000)       6,597,000

                             TOTAL INVESTMENTS - 99.6%
                            (COST OF $436,339,276) (b)     515,420,321

                OTHER ASSETS & LIABILITIES, NET - 0.4%       2,240,016

                                   NET ASSETS - 100.0%     517,660,337

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Cost for federal income tax purposes is $438,314,958.

      At September 30, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR (UNAUDITED)                                    NET ASSETS
      ------------------                                    ----------
      Information Technology                                    19.8%
      Financials                                                17.6
      Health Care                                               16.7
      Consumer Discretionary                                    12.2
      Industrials                                               10.9
      Consumer Staples                                           7.4
      Energy                                                     7.4
      Materials                                                  4.4
      Telecommunication Services                                 1.9
      Short-Term Obligation                                      1.3
      Other Assets & Liabilities, Net                            0.4
                                                               -----
                                                               100.0%
                                                               =====

          ACRONYM              NAME
          -------              ----
          ADR                  American Depositary Receipt

54 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
SEPTEMBER 30, 2005                                  COLUMBIA SMALL CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 96.2%

CONSUMER DISCRETIONARY - 19.5%

   AUTO COMPONENTS - 1.2%
      Cooper Tire & Rubber Co.                 239,870       3,662,815
      Keystone Automotive Industries, Inc. (a) 270,000       7,778,700
      R&B, Inc. (a)                            422,016       4,325,664
      Sauer-Danfoss, Inc.                      112,200       2,244,000
                                                         -------------
                                 Auto Components Total      18,011,179

   DIVERSIFIED CONSUMER SERVICES - 0.6%
      Regis Corp.                              243,400       9,205,388
                                                         -------------
                   Diversified Consumer Services Total       9,205,388

   HOTELS, RESTAURANTS & LEISURE - 4.3%
      Buca, Inc. (a)                           374,300       2,272,001
      CEC Entertainment, Inc. (a)              257,930       8,191,857
      Checkers Drive-In Restaurant, Inc. (a)(b)584,400       8,929,632
      Famous Dave's of America, Inc. (a)       462,500       5,513,000
      Fox & Hound Restaurant Group (a)(b)      501,000       5,100,180
      Friendly Ice Cream Corp. (a)             230,000       2,079,200
      Gaylord Entertainment Co. (a)            118,400       5,641,760
      Jack in the Box, Inc. (a)                233,900       6,995,949
      O'Charleys, Inc. (a)                     627,005       8,972,442
      Ruby Tuesday, Inc.                       210,500       4,580,480
      Ryan's Restaurant Group, Inc. (a)        418,650       4,885,645
      Steak n Shake Co. (a)                    182,000       3,303,300
                                                         -------------
                   Hotels, Restaurants & Leisure Total      66,465,446

   HOUSEHOLD DURABLES - 0.4%
      Yankee Candle Co., Inc.                  268,300       6,573,350
                                                         -------------
                              Household Durables Total       6,573,350

   INTERNET & CATALOG RETAIL - 0.3%
      Valuevision Media, Inc., Class A (a)     409,000       4,642,150
                                                         -------------
                       Internet & Catalog Retail Total       4,642,150

   LEISURE EQUIPMENT & PRODUCTS - 1.7%
      Callaway Golf Co.                        367,700       5,548,593
      RC2 Corp. (a)                            350,900      11,846,384
      Steinway Musical Instruments, Inc. (a)   230,600       6,076,310
      Topps Co., Inc.                          268,900       2,207,669
                                                         -------------
                    Leisure Equipment & Products Total      25,678,956

   MEDIA - 2.8%
      ADVO, Inc.                               360,699      11,286,272
      Catalina Marketing Corp.                 370,400       8,422,896
      Journal Register Co.                     367,500       5,946,150
      Paxson Communications Corp. (a)        1,275,400         573,930
      Regent Communications, Inc. (a)          839,100       4,413,666
      Scholastic Corp. (a)                     249,600       9,225,216
      Sinclair Broadcast Group, Inc.,
        Class A                                263,100       2,333,697
      Young Broadcasting, Inc., Class A (a)    229,400         800,606
                                                         -------------
                                           Media Total      43,002,433

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   SPECIALTY RETAIL - 6.7%
      Buckle, Inc.                             280,700       9,535,379
      Dress Barn, Inc. (a)                     231,400       5,266,664
      Gaiam, Inc. (a)                          448,600       4,629,552
      Gymboree Corp. (a)                       557,200       7,600,208
      Hancock Fabrics, Inc.                    424,300       2,855,539
      Haverty Furniture Companies, Inc.        186,200       2,277,226
      Hot Topic, Inc. (a)                      276,600       4,248,576
      Jarden Corp. (a)                         136,375       5,600,921
      Kirkland's, Inc. (a)                     256,200       1,949,682
      Lithia Motors, Inc., Class A             354,800      10,282,104
      Men's Wearhouse, Inc. (a)                 85,200       2,274,840
      Monro Muffler, Inc.                      220,000       5,779,400
      Party City Corp. (a)                     499,400       8,449,848
      Payless Shoesource, Inc. (a)             212,500       3,697,500
      Rent-A-Center, Inc. (a)                  397,950       7,684,415
      Rush Enterprises, Inc., Class A (a)      150,000       2,292,000
      Rush Enterprises, Inc., Class B (a)      200,000       3,002,000
      Sports Authority Inc. (a)                229,927       6,769,051
      Stage Stores, Inc.                       299,250       8,040,847
                                                         -------------
                                Specialty Retail Total     102,235,752

   TEXTILES, APPAREL & LUXURY GOODS - 1.5%
      Ashworth, Inc. (a)                       300,000       2,049,000
      Phillips-Van Heusen Corp.                173,600       5,385,072
      Quiksilver, Inc. (a)                     424,000       6,126,800
      Rocky Shoes & Boots, Inc. (a)            133,600       3,820,960
      Tommy Hilfiger Corp. (a)                 293,300       5,088,755
                                                         -------------
                Textiles, Apparel & Luxury Goods Total      22,470,587
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     298,285,241

CONSUMER STAPLES - 2.0%

   FOOD & STAPLES RETAILING - 0.4%
      Casey's General Stores, Inc.             174,570       4,050,024
      Wild Oats Markets, Inc. (a)              193,300       2,485,838
                                                         -------------
                        Food & Staples Retailing Total       6,535,862

   FOOD PRODUCTS - 0.7%
      Corn Products International, Inc.        291,600       5,881,572
      Delta & Pine Land Co.                    168,200       4,442,162
                                                         -------------
                                   Food Products Total      10,323,734

   HOUSEHOLD PRODUCTS - 0.9%
      Central Garden & Pet Co. (a)             188,600       8,534,150
      Spectrum Brands, Inc. (a)                244,300       5,753,265
                                                         -------------
                              Household Products Total      14,287,415
                                                         -------------
                                CONSUMER STAPLES TOTAL      31,147,011

   ENERGY - 4.2%

   ENERGY EQUIPMENT & SERVICES - 1.6%
      Core Laboratories NV (a)                  84,200       2,716,292
      Gulfmark Offshore, Inc. (a)              261,400       8,435,378
      Hanover Compressor Co. (a)                 2,659          36,854

                            See Accompanying Notes to Financial Statements. | 55

________________________________________________________________________________
SEPTEMBER 30, 2005                                  COLUMBIA SMALL CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

ENERGY - (CONTINUED)

   ENERGY EQUIPMENT & SERVICES - (CONTINUED)
      Newpark Resources, Inc. (a)              831,000       6,997,020
      Oceaneering International, Inc. (a)      103,700       5,538,617
      Superior Well Services, Inc. (a)          38,700         893,970
                                                         -------------
                     Energy Equipment & Services Total      24,618,131

   OIL, GAS & CONSUMABLE FUELS - 2.6%
      Houston Exploration Co. (a)               90,900       6,113,025
      Southwestern Energy Co. (a)              159,000      11,670,600
      Vintage Petroleum, Inc.                  128,200       5,853,612
      Warren Resources, Inc. (a)               102,300       1,713,525
      Western Gas Resources, Inc.              100,000       5,123,000
      Whiting Petroleum Corp. (a)              189,000       8,285,760
                                                         -------------
                     Oil, Gas & Consumable Fuels Total      38,759,522
                                                         -------------
                                          ENERGY TOTAL      63,377,653

FINANCIALS - 10.4%

   CAPITAL MARKETS - 0.3%
      Waddell & Reed Financial, Inc., Class A  221,000       4,278,560
                                                         -------------
                                 Capital Markets Total       4,278,560

   COMMERCIAL BANKS - 1.9%
      EuroBancshares, Inc. (a)                 129,200       1,926,372
      First Niagara Financial Group, Inc.      465,500       6,721,820
      Oriental Financial Group                 483,140       5,913,633
      Republic Bancorp, Inc.                   128,863       1,822,123
      SNB Bancshares Inc. (a)                  233,700       2,629,125
      Taylor Capital Group, Inc.               129,628       4,902,531
      UMB Financial Corp.                       86,500       5,681,320
                                                         -------------
                                Commercial Banks Total      29,596,924

   DIVERSIFIED FINANCIAL SERVICES - 0.5%
      Prospect Energy Corp.                    158,997       2,122,610
      QC Holdings, Inc. (a)                    350,900       4,575,736
                                                         -------------
                  Diversified Financial Services Total       6,698,346

   INSURANCE - 3.6%
      AmerUs Group Co.                          75,420       4,326,845
      Bristol West Holdings, Inc.              256,100       4,673,825
      Direct General Corp.                     215,100       4,243,923
      EMC Insurance Group, Inc.                193,800       3,498,090
      Hilb Rogal & Hobbs Co.                    83,000       3,097,560
      Horace Mann Educators Corp.              217,000       4,292,260
      Hub International Ltd.                   210,000       4,762,800
      Midland Co.                              178,700       6,438,561
      National Interstate Corp.                 34,200         591,660
      Navigators Group, Inc. (a)               152,800       5,702,496
      NYMAGIC, Inc.                            105,000       2,554,650
      Ohio Casualty Corp.                      295,600       8,016,672
      Phoenix Companies, Inc.                  199,900       2,438,780
                                                         -------------
                                       Insurance Total      54,638,122

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   REAL ESTATE - 2.3%
      Acadia Realty Trust, REIT                231,100       4,157,489
      DiamondRock Hospitality Co., REIT        367,962       4,323,554
      First Potomac Realty Trust, REIT         400,000      10,280,000
      Gramercy Capital Corp., REIT             272,400       6,526,704
      Innkeepers USA Trust, Inc., REIT         466,100       7,201,245
      Jones Lang LaSalle, Inc.                  57,300       2,639,238
                                                         -------------
                                     Real Estate Total      35,128,230

   THRIFTS & MORTGAGE FINANCE - 1.8%
      Dime Community Bancshares                283,200       4,168,704
      Flagstar BanCorp, Inc.                   230,600       3,712,660
      Jefferson Bancshares, Inc.               266,400       3,447,216
      Matrix Bancorp, Inc. (a)                 227,400       2,924,364
      NewAlliance Bancshares, Inc.             498,500       7,298,040
      Webster Financial Corp.                  106,300       4,779,248
      Willow Grove Bancorp, Inc.               110,132       1,724,667
                                                         -------------
                      Thrifts & Mortgage Finance Total      28,054,899
                                                         -------------
                                      FINANCIALS TOTAL     158,395,081

HEALTH CARE - 15.0%

   BIOTECHNOLOGY - 2.1%
      BioMarin Pharmaceuticals, Inc. (a)       399,850       3,490,690
      Cambrex Corp.                            488,200       9,256,272
      CV Therapeutics, Inc. (a)                184,200       4,927,350
      Serologicals Corp. (a)                   320,500       7,230,480
      Strategic Diagnostics, Inc. (a)          653,200       2,678,120
      Threshold Pharmaceuticals, Inc. (a)      288,600       3,939,390
                                                         -------------
                                   Biotechnology Total      31,522,302

   HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%
      Analogic Corp.                           158,700       8,000,067
      Criticare Systems, Inc. (a)               48,200         245,820
      Cytyc Corp. (a)                          144,300       3,874,455
      Datascope Corp.                          229,150       7,108,233
      Greatbatch, Inc. (a)                     106,200       2,914,128
      Haemonetics Corp. (a)                     91,900       4,368,007
      Invacare Corp.                           473,800      19,743,246
      Langer, Inc. (a)                         320,769       1,630,790
      Lifecore Biomedical, Inc. (a)            304,400       3,680,196
      STAAR Surgical Co. (a)                   645,900       3,558,909
      SurModics, Inc. (a)                       71,499       2,766,296
      Thoratec Corp. (a)                       523,100       9,290,256
      Viasys Healthcare, Inc. (a)              347,000       8,671,530
      West Pharmaceutical Services, Inc.       565,700      16,784,319
                                                         -------------
                Health Care Equipment & Supplies Total      92,636,252

   HEALTH CARE PROVIDERS & SERVICES - 5.4%
      LabOne, Inc. (a)                         126,400       5,498,400
      Life Sciences Research, Inc. (a)         140,074       2,117,919
      LifePoint Hospitals, Inc. (a)            189,598       8,291,121
      Magellan Health Services, Inc. (a)       176,200       6,193,430
      Pediatrix Medical Group, Inc. (a)        212,200      16,301,204
      Priority Healthcare Corp., Class B (a)   316,975       8,830,923
      PSS World Medical, Inc. (a)              640,700       8,546,938

56 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                  COLUMBIA SMALL CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - (CONTINUED)
      Res-Care, Inc. (a)                     1,145,925      17,635,786
      Triad Hospitals, Inc. (a)                114,800       5,196,996
      U.S. Physical Therapy, Inc. (a)          232,300       4,218,568
                                                         -------------
                Health Care Providers & Services Total      82,831,285

   PHARMACEUTICALS - 1.4%
      Acusphere, Inc. (a)                      425,100       2,342,301
      Critical Therapeutics, Inc. (a)          229,200       2,159,064
      KV Pharmaceutical Co., Class A (a)       236,800       4,207,936
      Perrigo Co.                              288,300       4,125,573
      Valeant Pharmaceuticals International    431,526       8,665,042
                                                         -------------
                                 Pharmaceuticals Total      21,499,916
                                                         -------------
                                     HEALTH CARE TOTAL     228,489,755

INDUSTRIALS - 19.0%

   AEROSPACE & DEFENSE - 2.0%
      Armor Holdings, Inc. (a)                 440,265      18,935,798
      Ladish Co., Inc. (a)                     276,300       4,818,672
      Moog, Inc., Class A (a)                  234,000       6,907,680
                                                         -------------
                             Aerospace & Defense Total      30,662,150

   AIR FREIGHT & LOGISTICS - 0.6%
      EGL, Inc. (a)                            356,500       9,678,975
                                                         -------------
                         Air Freight & Logistics Total       9,678,975

   BUILDING PRODUCTS - 1.2%
      Jacuzzi Brands, Inc. (a)               1,122,000       9,043,320
      NCI Building Systems, Inc. (a)           222,900       9,092,091
                                                         -------------
                               Building Products Total      18,135,411

   COMMERCIAL SERVICES & SUPPLIES - 5.8%
      Bennett Environmental, Inc. (a)          500,000       1,425,000
      Cornell Companies, Inc. (a)              610,200       8,976,042
      Danka Business Systems PLC, ADR (a)    1,600,000       4,272,000
      FTI Consulting, Inc. (a)                 558,000      14,095,080
      G&K Services, Inc., Class A              155,500       6,125,145
      HMS Holdings Corp. (a)                   257,100       1,781,703
      infoUSA, Inc.                            358,100       3,803,022
      Kforce, Inc. (a)                         920,350       9,479,605
      McGrath Rentcorp                         140,800       3,988,864
      Nashua Corp. (a)                         169,600       1,051,520
      NCO Group, Inc. (a)                      368,330       7,609,698
      Nobel Learning Communities, Inc. (a)     200,100       1,872,936
      RemedyTemp, Inc. (a)                     125,210       1,041,747
      Spherion Corp. (a)                       499,200       3,793,920
      Tetra Tech, Inc. (a)                     519,100       8,731,262
      Unifirst Corp.                           291,800      10,233,426
                                                         -------------
                  Commercial Services & Supplies Total      88,280,970

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   CONSTRUCTION & ENGINEERING - 1.9%
      Chicago Bridge & Iron Co., NV, N.Y.
        Registered Shares                      419,100      13,029,819
      EMCOR Group, Inc. (a)                    261,500      15,506,950
                                                         -------------
                      Construction & Engineering Total      28,536,769

   ELECTRICAL EQUIPMENT - 1.4%
      General Cable Corp. (a)                  345,900       5,811,120
      LSI Industries, Inc.                     765,365      14,541,935
      Metrologic Instruments, Inc. (a)          12,376         225,120
      Wood's (T.B.) Corp.                      108,207         779,090
                                                         -------------
                            Electrical Equipment Total      21,357,265

   MACHINERY - 4.6%
      AGCO Corp. (a)                           226,300       4,118,660
      Albany International Corp., Class A      600,005      22,122,184
      Briggs & Stratton Corp.                  173,200       5,990,988
      CIRCOR International, Inc.               163,200       4,479,840
      Key Technology, Inc. (a)(b)              259,265       3,681,563
      Lydall, Inc. (a)                         219,300       1,958,349
      Nordson Corp.                            173,000       6,579,190
      Oshkosh Truck Corp.                      129,000       5,567,640
      Terex Corp. (a)                          228,344      11,287,044
      Watts Water Technologies, Inc., Class A  170,000       4,904,500
                                                         -------------
                                       Machinery Total      70,689,958

   ROAD & RAIL - 1.5%
      Arkansas Best Corp.                      253,000       8,822,110
      Kansas City Southern (a)                 251,845       5,870,507
      RailAmerica, Inc. (a)                    376,800       4,483,920
      Werner Enterprises, Inc.                 240,325       4,155,219
                                                         -------------
                                     Road & Rail Total      23,331,756
                                                         -------------
                                     INDUSTRIALS TOTAL     290,673,254

INFORMATION TECHNOLOGY - 16.3%

   COMMUNICATIONS EQUIPMENT - 0.7%
      EFJ, Inc. (a)                            193,647       1,992,628
      Integral Systems, Inc.                   168,100       3,469,584
      Performance Technologies, Inc. (a)(b)    751,700       5,374,655
      Zhone Technologies, Inc. (a)                 732           1,910
                                                         -------------
                        Communications Equipment Total      10,838,777

   COMPUTERS & PERIPHERALS - 1.7%
      Cray, Inc. (a)                            92,044          84,680
      Hypercom Corp. (a)                       545,800       3,558,616
      Imation Corp.                            309,500      13,268,265
      Presstek, Inc. (a)                       397,600       5,160,848
      Rimage Corp. (a)                         162,900       4,344,543
                                                         -------------
                         Computers & Peripherals Total      26,416,952

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
      Agilysys, Inc.                           259,713       4,373,567
      Benchmark Electronics, Inc. (a)          942,750      28,395,630
      Keithley Instruments, Inc.               343,640       5,017,144
      LeCroy Corp. (a)                         170,200       2,527,470

                            See Accompanying Notes to Financial Statements. | 57

________________________________________________________________________________
SEPTEMBER 30, 2005                                  COLUMBIA SMALL CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY -- (CONTINUED)

   ELECTRONIC EQUIPMENT & INSTRUMENTS -- (CONTINUED)
      Merix Corp. (a)                          403,600       2,260,160
      Rogers Corp. (a)                          82,200       3,181,140
      Technitrol, Inc.                         313,010       4,795,313
                                                         -------------
              Electronic Equipment & Instruments Total      50,550,424

   INTERNET SOFTWARE & SERVICES - 0.7%
      S1 Corp. (a)                             280,400       1,096,364
      Selectica, Inc. (a)                      872,800       2,801,688
      Tumbleweed Communications Corp. (a)      815,000       3,463,750
      webMethods, Inc. (a)                     458,820       3,243,857
                                                         -------------
                    Internet Software & Services Total      10,605,659

   IT SERVICES - 2.2%
      Analysts International Corp. (a)         761,700       2,018,505
      Computer Task Group, Inc. (a)            900,200       3,330,740
      Inforte Corp.                            500,000       2,095,000
      ProQuest Co. (a)                         394,230      14,271,126
      Startek, Inc.                            449,900       5,938,680
      TNS, Inc. (a)                            255,600       6,198,300
                                                         -------------
                                     IT Services Total      33,852,351

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
      ATMI, Inc. (a)                           223,347       6,923,757
      Exar Corp. (a)                           117,201       1,643,158
      Fairchild Semiconductor International,
        Inc. (a)                               587,500       8,730,250
      hifn, Inc. (a)                           500,000       2,775,000
      IXYS Corp. (a)                           191,000       2,016,960
      ON Semiconductor Corp. (a)             1,153,200       5,962,044
      Peak International Ltd. (a)              244,650         741,290
      Pericom Semiconductor Corp. (a)          400,460       3,540,066
      Ultratech, Inc. (a)                      230,600       3,595,054
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      35,927,579

   SOFTWARE - 5.3%
      BindView Development Corp. (a)         1,510,500       5,362,124
      FARO Technologies, Inc. (a)              165,700       3,229,493
      Lawson Software, Inc. (a)                607,787       4,218,042
      MapInfo Corp. (a)                        249,000       3,050,250
      Mediware Information Systems (a)         314,600       2,504,216
      Mentor Graphics Corp. (a)                352,400       3,030,640
      MSC.Software Corp. (a)                   460,515       7,239,296
      NetIQ Corp. (a)                          343,400       4,203,216
      PLATO Learning, Inc. (a)                 663,700       5,050,757
      Progress Software Corp. (a)              296,500       9,419,805
      SafeNet, Inc. (a)                        166,900       6,060,139
      Sonic Solutions (a)                      346,000       7,439,000
      Sybase, Inc. (a)                         640,600      15,002,852
      THQ, Inc. (a)                            249,450       5,318,274
                                                         -------------
                                        Software Total      81,128,104
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     249,319,846

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

MATERIALS - 6.5%

   CHEMICALS - 3.5%
      Airgas, Inc.                             251,900       7,463,797
      Albemarle Corp.                          246,360       9,287,772
      H.B. Fuller Co.                          330,860      10,283,129
      MacDermid, Inc.                          475,200      12,478,752
      Sensient Technologies Corp.              307,800       5,832,810
      Spartech Corp.                           468,400       9,152,536
                                                         -------------
                                       Chemicals Total      54,498,796

   CONTAINERS & PACKAGING - 0.7%
      Greif, Inc., Class A                     170,000      10,217,000
                                                         -------------
                          Containers & Packaging Total      10,217,000

   METALS & MINING - 1.9%
      Brush Engineered Materials, Inc. (a)     290,800       4,617,904
      Foundation Coal Holdings, Inc.            43,100       1,657,195
      GrafTech International Ltd. (a)          431,200       2,341,416
      Hecla Mining Co. (a)                     298,300       1,306,554
      Northwest Pipe Co. (a)                   303,150       7,848,553
      Reliance Steel & Aluminum Co.            219,500      11,618,135
                                                         -------------
                                 Metals & Mining Total      29,389,757

   PAPER & FOREST PRODUCTS - 0.4%
      Buckeye Technologies, Inc. (a)           144,900       1,176,588
      Glatfelter                               331,440       4,669,990
                                                         -------------
                         Paper & Forest Products Total       5,846,578
                                                         -------------
                                       MATERIALS TOTAL      99,952,131

TELECOMMUNICATION SERVICES - 0.6%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
      General Communication, Inc.,
        Class A (a)                            417,300       4,131,270
      Premiere Global Services, Inc. (a)       388,300       3,176,294
                                                         -------------
          Diversified Telecommunication Services Total       7,307,564

   WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      LCC International, Inc., Class A (a)     560,700       1,401,750
                                                         -------------
             Wireless Telecommunication Services Total       1,401,750
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       8,709,314

UTILITIES - 2.7%

   ELECTRIC UTILITIES - 0.2%
      IDACORP, Inc.                            122,800       3,699,964
                                                         -------------
                              Electric Utilities Total       3,699,964

   GAS UTILITIES - 1.6%
      New Jersey Resources Corp.               148,777       6,840,767
      Northwest Natural Gas Co.                111,300       4,142,586
      South Jersey Industries, Inc.            193,344       5,634,044
      Southwest Gas Corp.                      301,500       8,258,085
                                                         -------------
                                   Gas Utilities Total      24,875,482

58 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                                  COLUMBIA SMALL CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

   MULTI-UTILITIES - 0.3%
      California Water Service Group           104,200       4,293,040
                                                         -------------
                                 Multi-Utilities Total       4,293,040

   WATER UTILITIES - 0.6%
      American States Water Co.                135,150       4,522,119
      Aqua America, Inc.                       101,968       3,876,823
                                                         -------------
                                 Water Utilities Total       8,398,942
                                                         -------------
                                       UTILITIES TOTAL      41,267,428
                                                         -------------

                                   Total Common Stocks
                              (cost of $1,171,029,274)   1,469,616,714

                                             PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 4.0%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/05, due 10/03/05 at 3.150%,
      collateralized by a U.S. Treasury
      Note maturing 02/15/10, market
      value of $62,833,875(repurchase
      proceeds $61,616,170)                 61,600,000      61,600,000
                                                         -------------

                           Total Short-Term Obligation
                                 (cost of $61,600,000)      61,600,000

                            TOTAL INVESTMENTS - 100.2%
                          (COST OF $1,232,629,274) (c)   1,531,216,714

              OTHER ASSETS & LIABILITIES, NET - (0.2)%      (3,720,718)

                                   NET ASSETS - 100.0%   1,527,495,996


NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Investments in affiliated companies at September 30, 2005:

      An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares outstanding.

      Security Name:                Checkers Drive-In Restaurant, Inc.
      Shares as of 09/30/04:                                   607,900
      Shares sold:                                            (23,500)
      Shares as of 09/30/05:                                   584,400
      Net realized gain:                                 $      63,699
      Dividend income earned:                            $          --
      Value at end of period:                            $   8,929,632

    Security Name:                        Fox & Hound Restaurant Group
                       (formerly Total Entertainment Restaurant Corp.)
      Shares as of 09/30/04:                                   501,000
      Shares purchased:                                             --
      Shares as of 09/30/05:                                   501,000
      Net realized gain or loss:                         $          --
      Dividend income earned:                            $          --
      Value at end of period:                            $   5,100,180

      Security Name:                              Key Technology, Inc.
      Shares as of 09/30/04:                                   259,265
      Shares purchased:                                             --
      Shares as of 09/30/05:                                   259,265
      Net realized gain or loss:                         $          --
      Dividend income earned:                            $          --
      Value at end of period:                            $   3,681,563

      Security Name:                    Performance Technologies, Inc.
      Shares as of 09/30/04:                                   609,400
      Shares purchased:                                        142,300
      Shares as of 09/30/05:                                   751,700
      Net realized gain or loss:                         $          --
      Dividend income earned:                            $          --
      Value at end of period:                            $   5,374,655

(c)   Cost for federal income tax purposes is $1,233,722,859.

      At September 30, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR (UNAUDITED)                                    NET ASSETS
      ------------------                                    ----------
      Consumer Discretionary                                    19.5%
      Industrials                                               19.0
      Information Technology                                    16.3
      Health Care                                               15.0
      Financials                                                10.4
      Materials                                                  6.5
      Energy                                                     4.2
      Utilities                                                  2.7
      Consumer Staples                                           2.0
      Telecommunication Services                                 0.6
      Short-Term Obligation                                      4.0
      Other Assets & Liabilities, Net                           (0.2)
                                                               -----
                                                               100.0%
                                                               =====

          ACRONYM              NAME
          -------              ----
          ADR                  American Depositary Receipt
          REIT                 Real Estate Investment Trust

                            See Accompanying Notes to Financial Statements. | 59

INVESTMENT PORTFOLIO ___________________________________________________________
SEPTEMBER 30, 2005                            COLUMBIA SMALL COMPANY EQUITY FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 97.5%

CONSUMER DISCRETIONARY - 15.7%

   AUTOMOBILES - 0.7%
      Thor Industries, Inc.                     10,758         365,772
      Winnebago Industries, Inc.                43,780       1,268,307
                                                         -------------
                                     Automobiles Total       1,634,079

   DIVERSIFIED CONSUMER SERVICES - 0.7%
      Education Management Corp. (a)            52,400       1,689,376
                                                         -------------
                   Diversified Consumer Services Total       1,689,376

   HOTELS, RESTAURANTS & LEISURE - 4.0%
      Gaylord Entertainment Co. (a)             76,940       3,666,191
      Kerzner International Ltd. (a)            27,220       1,512,071
      Lakes Entertainment, Inc. (a)             30,040         301,902
      Pinnacle Entertainment, Inc. (a)          63,380       1,161,755
      RARE Hospitality International, Inc. (a)  56,560       1,453,592
      Scientific Games Corp., Class A (a)       37,720       1,169,320
                                                         -------------
                   Hotels, Restaurants & Leisure Total       9,264,831

   HOUSEHOLD DURABLES - 0.4%
      Yankee Candle Co., Inc.                   36,530         894,985
                                                         -------------
                              Household Durables Total         894,985

   INTERNET & CATALOG RETAIL - 1.6%
      Blue Nile, Inc. (a)                       37,280       1,179,539
      Coldwater Creek, Inc. (a)                 56,870       1,434,261
      Netflix, Inc. (a)                         23,710         616,223
      Overstock.com, Inc. (a)                   12,950         496,633
                                                         -------------
                       Internet & Catalog Retail Total       3,726,656

   MEDIA - 3.3%
      aQuantive, Inc. (a)                       34,490         694,284
      Arbitron, Inc.                             8,820         351,389
      Lions Gate Entertainment Corp. (a)       187,910       1,792,661
      R.H. Donnelley Corp. (a)                  28,910       1,828,847
      Radio One, Inc., Class D (a)             131,870       1,734,090
      Valassis Communications, Inc. (a)         31,030       1,209,549
                                                         -------------
                                           Media Total       7,610,820

   SPECIALTY RETAIL - 3.7%
      Charlotte Russe Holding, Inc. (a)         33,040         440,093
      Finish Line, Inc., Class A                82,430       1,202,654
      GameStop Corp., Class A (a)               35,350       1,112,464
      Guitar Center, Inc. (a)                    9,990         551,548
      Hibbett Sporting Goods, Inc. (a)          35,702         794,358
      Hot Topic, Inc. (a)                       60,600         930,816
      Jarden Corp. (a)                          17,215         707,020
      PETCO Animal Supplies, Inc. (a)           22,960         485,834
      Talbots, Inc.                             42,660       1,276,387
      Tuesday Morning Corp.                     48,310       1,249,780
                                                         -------------
                                Specialty Retail Total       8,750,954

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   TEXTILES, APPAREL & LUXURY GOODS - 1.3%
      Carter's, Inc. (a)                         7,230         410,664
      Jos. A. Bank Clothiers, Inc. (a)          32,680       1,412,430
      Wolverine World Wide, Inc.                58,630       1,234,161
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       3,057,255
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      36,628,956

CONSUMER STAPLES - 1.4%

   FOOD & STAPLES RETAILING - 0.2%
      United Natural Foods, Inc. (a)            16,480         582,733
                                                         -------------
                        Food & Staples Retailing Total         582,733

   FOOD PRODUCTS - 0.5%
      Delta & Pine Land Co.                     40,020       1,056,928
                                                         -------------
                                   Food Products Total       1,056,928

   PERSONAL PRODUCTS - 0.7%
      Nu Skin Enterprises, Inc., Class A        83,710       1,594,675
                                                         -------------
                               Personal Products Total       1,594,675
                                                         -------------
                                CONSUMER STAPLES TOTAL       3,234,336

ENERGY - 6.8%

   ENERGY EQUIPMENT & SERVICES - 2.6%
      Atwood Oceanics, Inc. (a)                 17,780       1,497,254
      CAL Dive International, Inc. (a)          24,940       1,581,446
      Dril-Quip, Inc. (a)                        8,400         403,200
      Energy Conversion Devices, Inc. (a)       22,860       1,025,957
      Hydril (a)                                13,430         921,835
      Tetra Technologies, Inc. (a)              21,510         671,542
                                                         -------------
                     Energy Equipment & Services Total       6,101,234

   OIL, GAS & CONSUMABLE FUELS - 4.2%
      Cheniere Energy, Inc. (a)                 14,890         615,850
      Denbury Resources, Inc. (a)               37,480       1,890,491
      Encore Acquisition Co. (a)                18,090         702,796
      Frontier Oil Corp.                        17,080         757,498
      Holly Corp.                               11,760         752,405
      KFx, Inc. (a)                             13,380         229,066
      Remington Oil & Gas Corp. (a)             44,830       1,860,445
      St. Mary Land & Exploration Co.           16,980         621,468
      Superior Energy Services, Inc. (a)       102,620       2,369,496
                                                         -------------
                     Oil, Gas & Consumable Fuels Total       9,799,515
                                                         -------------
                                          ENERGY TOTAL      15,900,749

FINANCIALS - 9.4%

   CAPITAL MARKETS - 2.1%
      Affiliated Managers Group, Inc. (a)       66,620       4,824,620
                                                         -------------
                                 Capital Markets Total       4,824,620

60 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                            COLUMBIA SMALL COMPANY EQUITY FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - 4.7%
      Boston Private Financial Holdings, Inc.  105,690       2,805,013
      City National Corp.                       25,000       1,752,250
      Fidelity Bankshares, Inc.                 46,930       1,433,711
      Prosperity Bancshares, Inc.               45,710       1,382,727
      South Financial Group, Inc.               49,460       1,327,506
      Texas Capital Bancshares, Inc. (a)        55,650       1,176,998
      Westamerica Bancorporation                21,710       1,121,322
                                                         -------------
                                Commercial Banks Total      10,999,527

   CONSUMER FINANCE - 1.1%
      Nelnet, Inc., Class A (a)                 31,160       1,184,391
      World Acceptance Corp. (a)                52,692       1,338,904
                                                         -------------
                                Consumer Finance Total       2,523,295

   INSURANCE - 0.4%
      Selective Insurance Group, Inc.           22,280       1,089,492
                                                         -------------
                                       Insurance Total       1,089,492

   REAL ESTATE - 1.1%
      Bluegreen Corp. (a)                       66,565       1,174,872
      Strategic Hotel Capital, Inc., REIT       46,073         841,293
      Washington REIT                           15,540         483,450
                                                         -------------
                                     Real Estate Total       2,499,615
                                                         -------------
                                      FINANCIALS TOTAL      21,936,549

HEALTH CARE - 18.5%

   BIOTECHNOLOGY - 4.2%
      Abgenix, Inc. (a)                         35,320         447,858
      Arena Pharmaceuticals, Inc. (a)           31,150         308,385
      AtheroGenics, Inc. (a)                    47,210         756,776
      CV Therapeutics, Inc. (a)                 42,850       1,146,237
      Exelixis, Inc. (a)                       128,500         985,595
      Human Genome Sciences, Inc. (a)           58,380         793,384
      Illumina, Inc. (a)                       100,470       1,287,021
      Martek Biosciences Corp. (a)              14,790         519,573
      Medarex, Inc. (a)                         43,050         409,836
      Protein Design Labs, Inc. (a)             76,590       2,144,520
      Vertex Pharmaceuticals, Inc. (a)          44,650         997,927
                                                         -------------
                                   Biotechnology Total       9,797,112

   HEALTH CARE EQUIPMENT & SUPPLIES - 6.3%
      Advanced Neuromodulation
        Systems, Inc. (a)                       14,530         689,594
      American Medical Systems Holdings,
        Inc. (a)                               112,750       2,271,912
      Aspect Medical Systems, Inc. (a)          53,060       1,572,168
      Foxhollow Technologies, Inc. (a)           7,080         337,079
      Hologic, Inc. (a)                          8,150         470,662
      Immucor, Inc. (a)                         83,020       2,278,069
      Intuitive Surgical, Inc. (a)              14,050       1,029,724
      Kyphon, Inc. (a)                          48,840       2,146,030

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Meridian Bioscience, Inc.                 30,740         636,318
      Nektar Therapeutics (a)                   33,000         559,350
      Respironics, Inc. (a)                     27,662       1,166,783
      Somanetics Corp. (a)                      16,650         416,250
      SonoSite, Inc. (a)                        37,645       1,117,304
                                                         -------------
                Health Care Equipment & Supplies Total      14,691,243

   HEALTH CARE PROVIDERS & SERVICES - 4.8%
      Allion Healthcare, Inc. (a)               25,760         463,937
      Apria Healthcare Group, Inc. (a)          27,070         863,804
      HealthExtras, Inc. (a)                    30,560         653,373
      LifePoint Hospitals, Inc. (a)             43,690       1,910,564
      Pediatrix Medical Group, Inc. (a)          9,470         727,485
      PRA International (a)                     20,780         629,842
      Psychiatric Solutions, Inc. (a)            4,940         267,896
      United Surgical Partners
        International, Inc. (a)                 14,930         583,912
      VCA Antech, Inc. (a)                     190,682       4,866,205
                                                         -------------
                Health Care Providers & Services Total      10,967,018

   PHARMACEUTICALS - 3.2%
      Amylin Pharmaceuticals, Inc. (a)          43,080       1,498,753
      Connetics Corp. (a)                       43,570         736,769
      Medicis Pharmaceutical Corp., Class A     23,770         773,951
      MGI Pharma, Inc. (a)                      46,210       1,077,155
      New River Pharmaceuticals, Inc. (a)       13,820         662,531
      Par Pharmaceutical Companies, Inc. (a)    18,560         494,067
      Penwest Pharmaceuticals Co. (a)           50,381         883,179
      Salix Pharmaceuticals Ltd. (a)            63,290       1,344,913
                                                         -------------
                                 Pharmaceuticals Total       7,471,318
                                                         -------------
                                     HEALTH CARE TOTAL      42,926,691

INDUSTRIALS - 12.9%

   AEROSPACE & DEFENSE - 1.2%
      Aviall, Inc. (a)                          13,660         461,435
      DRS Technologies, Inc.                     9,130         450,657
      Teledyne Technologies, Inc. (a)           52,390       1,805,883
                                                         -------------
                             Aerospace & Defense Total       2,717,975

   AIR FREIGHT & LOGISTICS - 3.0%
      HUB Group, Inc., Class A (a)              88,436       3,246,486
      UTI Worldwide, Inc.                       47,630       3,700,851
                                                         -------------
                         Air Freight & Logistics Total       6,947,337

   AIRLINES - 0.6%
      AirTran Holdings, Inc. (a)                72,490         917,723
      Frontier Airlines, Inc. (a)               48,200         471,396
                                                         -------------
                                        Airlines Total       1,389,119

   COMMERCIAL SERVICES & SUPPLIES - 4.3%
      John H. Harland Co.                        8,360         371,184
      Korn/Ferry International (a)              73,884       1,210,959
      Labor Ready, Inc. (a)                     66,851       1,714,728
      Mine Safety Appliances Co.                35,850       1,387,395
      Navigant Consulting, Inc. (a)             21,300         408,108
      Resources Connection, Inc. (a)            39,590       1,173,052
      Senomyx, Inc. (a)                         42,803         728,935

                            See Accompanying Notes to Financial Statements. | 61

________________________________________________________________________________
SEPTEMBER 30, 2005                            COLUMBIA SMALL COMPANY EQUITY FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   COMMERCIAL SERVICES & SUPPLIES - (CONTINUED)
      Strayer Education, Inc.                    6,050         571,846
      Waste Connections, Inc. (a)               68,160       2,391,053
                                                         -------------
                  Commercial Services & Supplies Total       9,957,260

   ELECTRICAL EQUIPMENT - 0.4%
      Evergreen Solar, Inc. (a)                 92,920         866,944
                                                         -------------
                            Electrical Equipment Total         866,944

   INDUSTRIAL CONGLOMERATES - 0.2%
      Walter Industries, Inc.                   11,350         555,242
                                                         -------------
                        Industrial Conglomerates Total         555,242

   MACHINERY - 2.7%
      Actuant Corp., Class A                    15,150         709,020
      Bucyrus International, Inc., Class A      22,170       1,089,212
      Clarcor, Inc.                             15,930         457,510
      ESCO Technologies, Inc. (a)               13,000         650,910
      JLG Industries, Inc.                      20,360         744,972
      Manitowoc Co., Inc.                       11,420         573,855
      Wabtec Corp.                              78,590       2,143,935
                                                         -------------
                                       Machinery Total       6,369,414

   ROAD & RAIL - 0.5%
      Florida East Coast Industries, Inc.       25,660       1,162,141
                                                         -------------
                                     Road & Rail Total       1,162,141
                                                         -------------
                                     INDUSTRIALS TOTAL      29,965,432

INFORMATION TECHNOLOGY - 26.2%

   COMMUNICATIONS EQUIPMENT - 3.9%
      Adtran, Inc.                              32,010       1,008,315
      Anaren, Inc. (a)                           1,689          23,815
      AudioCodes Ltd. (a)                      131,310       1,445,723
      Avocent Corp. (a)                         37,500       1,186,500
      C-COR, Inc. (a)                           46,460         313,605
      Emulex Corp. (a)                          17,630         356,302
      F5 Networks, Inc. (a)                     13,130         570,761
      NICE Systems Ltd., ADR (a)                26,100       1,179,198
      Packeteer, Inc. (a)                      103,880       1,303,694
      Plantronics, Inc.                         17,300         533,013
      SiRF Technology Holdings, Inc. (a)        38,006       1,145,121
                                                         -------------
                        Communications Equipment Total       9,066,047

   COMPUTERS & PERIPHERALS - 1.4%
      M-Systems Flash Disk Pioneers Ltd. (a)    51,450       1,539,384
      Neoware Systems, Inc. (a)                 55,212         924,249
      Stratasys, Inc. (a)                       30,200         896,940
                                                         -------------
                         Computers & Peripherals Total       3,360,573

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.5%
      Anixter International, Inc. (a)           37,070       1,495,033
      Daktronics, Inc.                          58,960       1,413,861
      Flir Systems, Inc. (a)                    20,200         597,516
      Global Imaging Systems, Inc. (a)          45,398       1,545,802
      Itron, Inc. (a)                           28,760       1,313,181
      Plexus Corp. (a)                         103,410       1,767,277
                                                         -------------
              Electronic Equipment & Instruments Total       8,132,670

   INTERNET SOFTWARE & SERVICES - 3.3%
      CNET Networks, Inc. (a)                   53,920         731,694
      Digital River, Inc. (a)                   25,820         899,827
      Digitas, Inc. (a)                        162,780       1,849,181
      EarthLink, Inc. (a)                       69,940         748,358
      Equinix, Inc. (a)                         13,600         566,440
      InfoSpace, Inc. (a)                        9,940         237,268
      Openwave Systems, Inc. (a)                30,850         554,683
      Secure Computing Corp. (a)               106,620       1,210,137
      ValueClick, Inc. (a)                      44,790         765,461
                                                         -------------
                    Internet Software & Services Total       7,563,049

   IT SERVICES - 2.4%
      CACI International, Inc., Class A (a)     31,770       1,925,262
      Euronet Worldwide, Inc. (a)               39,460       1,167,621
      MPS Group, Inc. (a)                       29,430         347,274
      MTC Technologies, Inc. (a)                25,200         805,896
      Sykes Enterprises, Inc. (a)              101,760       1,210,944
                                                         -------------
                                     IT Services Total       5,456,997

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
      Cymer, Inc. (a)                           49,980       1,565,374
      Cypress Semiconductor Corp. (a)          150,800       2,269,540
      Entegris, Inc. (a)                       182,646       2,063,900
      Microsemi Corp. (a)                       95,201       2,431,434
      Semtech Corp. (a)                         68,340       1,125,560
      Skyworks Solutions, Inc. (a)             131,660         924,253
      Tessera Technologies, Inc. (a)            64,800       1,938,168
      Virage Logic Corp. (a)                   163,950       1,270,612
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      13,588,841

   SOFTWARE - 5.9%
      American Reprographics Co. (a)            30,839         527,347
      Ansys, Inc. (a)                           44,510       1,713,190
      Epicor Software Corp. (a)                 78,450       1,019,850
      Hyperion Solutions Corp. (a)              43,570       2,119,680
      Kronos, Inc. (a)                          22,100         986,544
      Macrovision Corp. (a)                     16,660         318,206
      Micros Systems, Inc. (a)                  13,000         568,750
      Open Solutions, Inc. (a)                  56,400       1,230,648
      Parametric Technology Corp. (a)          112,270         782,522
      Progress Software Corp. (a)               78,770       2,502,523
      Quest Software, Inc. (a)                  64,820         976,837
      RSA Security, Inc. (a)                    68,500         870,635
      TIBCO Software, Inc. (a)                  13,960         116,706
                                                         -------------
                                        Software Total      13,733,438
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      60,901,615

62 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
SEPTEMBER 30, 2005                            COLUMBIA SMALL COMPANY EQUITY FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

MATERIALS - 3.8%

   CHEMICALS - 1.6%
      Airgas, Inc.                              52,170       1,545,797
      Symyx Technologies, Inc. (a)              73,190       1,911,723
      UAP Holding Corp.                         12,530         226,793
                                                         -------------
                                       Chemicals Total       3,684,313

   CONSTRUCTION MATERIALS - 0.4%
      Eagle Materials, Inc.                      7,710         935,763
                                                         -------------
                          Construction Materials Total         935,763

   METALS & MINING - 1.8%
      Allegheny Technologies, Inc.              25,170         779,767
      AMCOL International Corp.                 29,960         571,337
      Cleveland-Cliffs, Inc.                     8,870         772,666
      Foundation Coal Holdings, Inc.            24,590         945,485
      Quanex Corp.                               7,960         527,111
      Reliance Steel & Aluminum Co.             10,700         566,351
                                                         -------------
                                 Metals & Mining Total       4,162,717
                                                         -------------
                                       MATERIALS TOTAL       8,782,793

TELECOMMUNICATION SERVICES - 1.8%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
      Tekelec (a)                               13,420         281,149
                                                         -------------
          Diversified Telecommunication Services Total         281,149

   WIRELESS TELECOMMUNICATION SERVICES - 1.7%
      Alamosa Holdings, Inc. (a)                62,960       1,077,246
      Dobson Communications Corp.,
        Class A (a)                             54,770         420,634
      Jamdat Mobile, Inc. (a)                    5,110         107,310
      SBA Communications Corp.,
        Class A (a)                            108,321       1,673,559
      SpectraLink Corp.                         49,328         628,932
                                                         -------------
             Wireless Telecommunication Services Total       3,907,681
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       4,188,830

UTILITIES - 1.0%

   GAS UTILITIES - 1.0%
      Energen Corp.                             55,860       2,416,504
                                                         -------------
                                   Gas Utilities Total       2,416,504
                                                         -------------
                                       UTILITIES TOTAL       2,416,504
                                                         -------------

                                   Total Common Stocks
                                (cost of $201,660,857)     226,882,455


                                              SHARES       VALUE ($)
----------------------------------------------------------------------

INVESTMENT COMPANIES - 2.1%
      iShares Dow Jones U.S. Real Estate
        Index Fund                              18,450       1,185,782
      iShares Nasdaq Biotechnology
        Index Fund (a)                          46,810       3,604,370
                                                         -------------

                            Total Investment Companies
                                  (cost of $4,564,622)       4,790,152

                                             PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 1.4%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/05, due 10/03/05 at 3.150%,
      collateralized by a U.S. Treasury
      Bond maturing 05/15/17, market
      value of $3,375,469 (repurchase
      proceeds $3,309,869)                   3,309,000       3,309,000
                                                         -------------

                           Total Short-Term Obligation
                                  (cost of $3,309,000)       3,309,000

                            TOTAL INVESTMENTS - 101.0%
                            (COST OF $209,534,479) (b)     234,981,607

              OTHER ASSETS & LIABILITIES, NET - (1.0)%      (2,388,338)

                                   NET ASSETS - 100.0%     232,593,269

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b)   Cost for federal income tax purposes is $210,075,649.

      At September 30, 2005, the Fund held investments in the following sectors:

                                                               % OF
        SECTOR (UNAUDITED)                                  NET ASSETS
        ------------------                                  ----------
        Information Technology                                  26.2%
        Health Care                                             18.5
        Consumer Discretionary                                  15.7
        Industrials                                             12.9
        Financials                                               9.4
        Energy                                                   6.8
        Materials                                                3.8
        Telecommunication Services                               1.8
        Consumer Staples                                         1.4
        Utilities                                                1.0
        Investment Companies                                     2.1
        Short-Term Obligation                                    1.4
        Other Assets & Liabilities, Net                         (1.0)
                                                               -----
                                                               100.0%
                                                               =====

          ACRONYM              NAME
          -------              ----
          ADR                  American Depositary Receipt
          REIT                 Real Estate Investment Trust

                            See Accompanying Notes to Financial Statements. | 63

                      This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS


                                                               COLUMBIA         COLUMBIA           COLUMBIA
                                                                 ASSET          LARGE CAP         DISCIPLINED
                                                              ALLOCATION         GROWTH              VALUE
                                                               FUND ($)         FUND ($)           FUND ($)
-------------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost               348,053,706     1,336,145,561       384,938,053
   Affiliated investments, at identified cost                          --                --                --
                                                              -----------     -------------       -----------
       Total investments, at identified cost                  348,053,706     1,336,145,561       384,938,053
                                                              -----------     -------------       -----------
   Unaffiliated investments, at value                         386,767,920     1,537,495,127       432,976,287
   Affiliated investments, at value                                    --                --                --
                                                              -----------     -------------       -----------
       Total investments, at value                            386,767,920     1,537,495,127       432,976,287
   Cash                                                            88,149               990               786
   Foreign currency (cost of $13,618)                              13,189                --                --
   Receivable for:
       Investments sold                                         3,658,980        34,618,467                --
       Fund shares sold                                            78,469         1,177,915           507,987
       Interest                                                 1,200,761             1,261               293
       Dividends                                                  321,476           936,651           459,415
       Foreign tax reclaim                                         34,981            50,257                --
       Futures variation margin                                    22,188                --                --
       Expense reimbursement due from Investment Advisor               --                --                --
   Deferred Trustees' compensation plan                            37,523            92,150            31,538
                                                              -----------     -------------       -----------
       Total assets                                           392,223,636     1,574,372,818       433,976,306
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for:
       Investments purchased on a delayed delivery basis          603,533                --                --
       Investments purchased                                    3,829,249        40,885,238                --
       Fund shares repurchased                                  1,127,273         5,476,997         2,519,326
       Investment advisory fee                                    209,626           638,295           244,537
       Administration fee                                          21,706            62,887            23,430
       Transfer agent fee                                          77,635           241,410            59,687
       Pricing and bookkeeping fees                                22,693            11,013             4,700
       Merger costs                                                    --            63,949                --
       Trustees' fees                                               1,000             1,000             1,000
       Distribution and service fees                               71,390           101,733            41,286
       Custody fee                                                 23,889             3,596             2,310
       Chief compliance officer expenses and fees                   1,279             2,860             1,330
   Deferred Trustees' fees                                         37,523            92,150            31,538
   Other liabilities                                               65,230            45,203            46,907
                                                              -----------     -------------       -----------
       Total liabilities                                        6,092,026        47,626,331         2,976,051

NET ASSETS                                                    386,131,610     1,526,746,487       431,000,255
-------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
   Paid-in capital                                            322,717,326     1,551,511,921       356,449,199
   Undistributed (overdistributed) net investment income          (93,970)        4,367,800           319,610
   Accumulated net investment loss                                     --                --                --
   Accumulated net realized gain (loss)                        24,873,234      (230,482,800)       26,193,212
   Unrealized appreciation (depreciation) on:
       Investments                                             38,714,214       201,349,566        48,038,234
       Foreign currency translations                               (2,735)               --                --
       Futures contracts                                          (76,459)               --                --
                                                              -----------     -------------       -----------

NET ASSETS                                                    386,131,610     1,526,746,487       431,000,255



                                                                                                   COLUMBIA
                                                               COLUMBIA         COLUMBIA             SMALL
                                                                COMMON            SMALL             COMPANY
                                                                 STOCK          CAP CORE            EQUITY
                                                               FUND ($)         FUND ($)           FUND ($)
-------------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost               436,339,276     1,211,801,940       209,534,479
   Affiliated investments, at identified cost                          --        20,827,334                --
                                                              -----------     -------------       -----------
       Total investments, at identified cost                  436,339,276     1,232,629,274       209,534,479
                                                              -----------     -------------       -----------
   Unaffiliated investments, at value                         515,420,321     1,508,130,684       234,981,607
   Affiliated investments, at value                                    --        23,086,030                --
                                                              -----------     -------------       -----------
       Total investments, at value                            515,420,321     1,531,216,714       234,981,607
   Cash                                                               120            12,652               819
   Foreign currency (cost of $13,618)                                  --                --                --
   Receivable for:
       Investments sold                                         5,495,626         3,935,103         5,706,332
       Fund shares sold                                            52,020           732,733           117,943
       Interest                                                       577             5,390               289
       Dividends                                                  324,797           957,802            32,432
       Foreign tax reclaim                                          1,248             2,045                --
       Futures variation margin                                        --                --                --
       Expense reimbursement due from Investment Advisor            5,106                --                --
   Deferred Trustees' compensation plan                            40,091            46,833            27,723
                                                              -----------     -------------       -----------
       Total assets                                           521,339,906     1,536,909,272       240,867,145
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for:
       Investments purchased on a delayed delivery basis               --                --                --
       Investments purchased                                    1,525,447         4,284,732         7,535,232
       Fund shares repurchased                                  1,411,982         3,732,724           432,190
       Investment advisory fee                                    301,540           880,168           145,962
       Administration fee                                          30,738            82,344            13,039
       Transfer agent fee                                          85,971           114,804            40,970
       Pricing and bookkeeping fees                                 7,785            11,570             5,036
       Merger costs                                                63,913                --                --
       Trustees' fees                                               1,000             1,000             1,000
       Distribution and service fees                               60,904           169,268            23,537
       Custody fee                                                  3,000             4,300             2,500
       Chief compliance officer expenses and fees                   1,476             2,764             1,052
   Deferred Trustees' fees                                         40,091            46,833            27,723
   Other liabilities                                              145,722            82,769            45,635
                                                              -----------     -------------       -----------
       Total liabilities                                        3,679,569         9,413,276         8,273,876

NET ASSETS                                                    517,660,337     1,527,495,996       232,593,269
-------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
   Paid-in capital                                            446,687,252     1,125,578,268       192,297,877
   Undistributed (overdistributed) net investment income          651,326                --                --
   Accumulated net investment loss                                     --           (21,979)          (15,054)
   Accumulated net realized gain (loss)                        (8,759,286)      103,352,267        14,863,318
   Unrealized appreciation (depreciation) on:
       Investments                                             79,081,045       298,587,440        25,447,128
       Foreign currency translations                                   --                --                --
       Futures contracts                                               --                --                --
                                                              -----------     -------------       -----------

NET ASSETS                                                    517,660,337     1,527,495,996       232,593,269


                            See Accompanying Notes to Financial Statements. | 65

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS


                                                               COLUMBIA         COLUMBIA           COLUMBIA
                                                                 ASSET          LARGE CAP         DISCIPLINED
                                                              ALLOCATION         GROWTH              VALUE
                                                               FUND ($)         FUND ($)           FUND ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                                   4,206,287        10,421,714         4,269,327
   Shares outstanding                                             255,441           493,604           292,407
   Net asset value per share (a)                                    16.47             21.11             14.60
   Maximum sales charge                                              5.75%             5.75%             5.75%
   Maximum offering price per share (b)                             17.47             22.40             15.49
-------------------------------------------------------------------------------------------------------------
CLASS B
   Net assets                                                   7,165,940         7,799,312         3,974,128
   Shares outstanding                                             435,203           388,635           284,634
   Net asset value and offering price per share (a)                 16.47             20.07             13.96
-------------------------------------------------------------------------------------------------------------
CLASS C
   Net assets                                                     704,408         1,419,101           452,516
   Shares outstanding                                              42,769            70,615            32,462
   Net asset value and offering price per share (a)                 16.47             20.10             13.94
-------------------------------------------------------------------------------------------------------------
CLASS G
   Net assets                                                  21,982,280        46,275,732         4,325,565
   Shares outstanding                                           1,335,259         2,379,228           309,631
   Net asset value and offering price per share (a)                 16.46             19.45             13.97
-------------------------------------------------------------------------------------------------------------
CLASS T
   Net assets                                                 184,795,054       218,094,907       134,792,178
   Shares outstanding                                          11,211,185        10,394,849         9,231,802
   Net asset value per share (a)                                    16.48             20.98             14.60
   Maximum sales charge                                              5.75%             5.75%             5.75%
   Maximum offering price per share (b)                             17.49             22.26             15.49
-------------------------------------------------------------------------------------------------------------
CLASS Z
   Net assets                                                 167,277,641     1,242,735,721       283,186,541
   Shares outstanding                                          10,152,341        57,801,146        19,040,508
   Net asset value, offering and redemption price per share         16.48             21.50             14.87



                                                                                                   COLUMBIA
                                                               COLUMBIA         COLUMBIA             SMALL
                                                                COMMON            SMALL             COMPANY
                                                                STOCK           CAP CORE            EQUITY
                                                               FUND ($)         FUND ($)           FUND ($)
-------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                                  10,392,939       211,527,352         5,286,583
   Shares outstanding                                             764,820        10,946,737           291,282
   Net asset value per share (a)                                    13.59             19.32             18.15
   Maximum sales charge                                              5.75%             5.75%             5.75%
   Maximum offering price per share (b)                             14.42             20.50             19.26
-------------------------------------------------------------------------------------------------------------
CLASS B
   Net assets                                                   6,627,877        42,438,769         2,398,112
   Shares outstanding                                             505,016         2,287,104           142,594
   Net asset value and offering price per share (a)                 13.12             18.56             16.82
-------------------------------------------------------------------------------------------------------------
CLASS C
   Net assets                                                     605,065        56,162,974         1,073,972
   Shares outstanding                                              46,080         3,024,261            64,050
   Net asset value and offering price per share (a)                 13.13             18.57             16.77
-------------------------------------------------------------------------------------------------------------
CLASS G
   Net assets                                                   9,217,950         8,962,507         3,675,638
   Shares outstanding                                             708,913           487,190           218,972
   Net asset value and offering price per share (a)                 13.00             18.40             16.79
-------------------------------------------------------------------------------------------------------------
CLASS T
   Net assets                                                 180,344,736       150,041,997        67,373,851
   Shares outstanding                                          13,342,034         7,833,382         3,720,052
   Net asset value per share (a)                                    13.52             19.15             18.11
   Maximum sales charge                                              5.75%             5.75%             5.75%
   Maximum offering price per share (b)                             14.34             20.32             19.21
-------------------------------------------------------------------------------------------------------------
CLASS Z
   Net assets                                                 310,471,770     1,058,362,397       152,785,113
   Shares outstanding                                          22,728,374        54,163,597         7,951,333
   Net asset value, offering and redemption price per share         13.66             19.54             19.22


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

66 | See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________
FOR THE YEAR ENDED SEPTEMBER 30, 2005                      COLUMBIA EQUITY FUNDS


                                                                                    COLUMBIA        COLUMBIA        COLUMBIA
                                                                                     ASSET         LARGE CAP      DISCIPLINED
                                                                                   ALLOCATION        GROWTH          VALUE
                                                                                    FUND ($)        FUND ($)        FUND ($)
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                                                         5,283,559      17,442,830      10,946,438
   Interest                                                                          7,149,598         586,578          41,435
   Foreign withholding tax                                                            (138,877)       (141,047)             --
                                                                                  ------------    ------------    ------------
       Total income                                                                 12,294,280      17,888,361      10,987,873
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                           2,685,695       7,192,091       3,085,211
   Administration fee                                                                  273,139         707,053         293,562
   Distribution fee:
       Class B                                                                          46,219          43,385          25,393
       Class C                                                                           4,518           8,211           3,033
       Class G                                                                         204,207         318,849          40,322
   Service fee:
       Class A                                                                           8,822          18,679           8,463
       Class B                                                                          15,406          14,462           8,457
       Class C                                                                           1,506           2,737           1,011
       Class G                                                                          94,250         147,161          18,610
   Shareholder service fee-Class T                                                     558,113         664,958         406,788
   Transfer agent fee                                                                  887,150       2,390,689         659,012
   Pricing and bookkeeping fees                                                        164,954         115,542          56,790
   Trustees' fees                                                                       16,211          29,388          16,497
   Custody fee                                                                         231,560          41,656          22,262
   Merger costs                                                                             --          63,949              --
   Chief compliance officer expenses and fees (See Note 4)                               4,670           8,513           4,793
   Non-recurring costs (See Note 9)                                                      7,420          21,580           7,982
   Other expenses                                                                      229,637         385,384         185,968
                                                                                  ------------    ------------    ------------
       Total expenses                                                                5,433,477      12,174,287       4,844,154
   Expenses waived or reimbursed by Investment Advisor                                      --              --              --
   Fees waived by Transfer Agent                                                       (21,634)        (57,245)        (14,456)
   Custody earnings credit                                                              (1,820)            (79)         (2,732)
   Non-recurring costs assumed by
       Investment Advisor (See Note 9)                                                  (7,420)        (21,580)         (7,982)
                                                                                  ------------    ------------    ------------
       Net expenses                                                                  5,402,603      12,095,383       4,818,984
                                                                                  ------------    ------------    ------------
   Net Investment Income (Loss)                                                      6,891,677       5,792,978       6,168,889
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCY, FUTURES CONTRACTS AND FOREIGN CAPITAL GAINS TAX
   Net realized gain (loss) on:
       Unaffiliated investments                                                     38,316,449     150,841,082      37,360,323
       Affiliated investments                                                               --              --              --
       Foreign currency transactions                                                  (110,274)             --              --
       Futures contracts                                                                86,771              --              --
                                                                                  ------------    ------------    ------------
       Net realized gain                                                            38,292,946     150,841,082      37,360,323
                                                                                  ------------    ------------    ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                                  (1,123,182)      2,914,418      22,679,978
       Foreign currency translations                                                    (2,152)             --              --
       Futures contracts                                                               (76,459)             --              --
       Foreign capital gains tax                                                        28,954              --              --
                                                                                  ------------    ------------    ------------
       Net change in unrealized appreciation (depreciation)                         (1,172,839)      2,914,418      22,679,978
                                                                                  ------------    ------------    ------------
Net Gain                                                                            37,120,107     153,755,500      60,040,301
                                                                                  ------------    ------------    ------------
Net Increase Resulting from Operations                                              44,011,784     159,548,478      66,209,190



                                                                                                                    COLUMBIA
                                                                                    COLUMBIA        COLUMBIA         SMALL
                                                                                     COMMON          SMALL          COMPANY
                                                                                     STOCK          CAP CORE         EQUITY
                                                                                    FUND ($)        FUND ($)        FUND ($)
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                                                         8,067,674      11,290,903         698,507
   Interest                                                                            125,900       1,804,927         162,055
   Foreign withholding tax                                                             (36,335)        (43,860)           (487)
                                                                                  ------------    ------------    ------------
       Total income                                                                  8,157,239      13,051,970         860,075
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                           3,267,063      11,013,724       2,372,659
   Administration fee                                                                  312,885       1,062,628         211,957
   Distribution fee:
       Class B                                                                          37,936         315,878          16,189
       Class C                                                                           3,470         478,354           7,976
       Class G                                                                          85,698          68,965          26,749
   Service fee:
       Class A                                                                          23,803         538,558          12,855
       Class B                                                                          12,670         105,293           5,396
       Class C                                                                           1,159         159,451           2,659
       Class G                                                                          39,553          31,830          12,346
   Shareholder service fee-Class T                                                     537,492         451,624         206,720
   Transfer agent fee                                                                1,007,385       1,280,874         629,901
   Pricing and bookkeeping fees                                                         74,988         134,932          57,949
   Trustees' fees                                                                       16,056          42,798          15,261
   Custody fee                                                                          32,915          52,224          27,721
   Merger costs                                                                         63,913              --              --
   Chief compliance officer expenses and fees (See Note 4)                               4,786           9,073           4,327
   Non-recurring costs (See Note 9)                                                      8,084          29,179           6,128
   Other expenses                                                                      237,334         420,262         186,179
                                                                                  ------------    ------------    ------------
       Total expenses                                                                5,767,190      16,195,647       3,802,972
   Expenses waived or reimbursed by Investment Advisor                                (369,244)             --              --
   Fees waived by Transfer Agent                                                       (40,455)         (9,893)        (45,471)
   Custody earnings credit                                                                 (10)         (4,003)         (1,228)
   Non-recurring costs assumed by
       Investment Advisor (See Note 9)                                                  (8,084)        (29,179)         (6,128)
                                                                                  ------------    ------------    ------------
       Net expenses                                                                  5,349,397      16,152,572       3,750,145
                                                                                  ------------    ------------    ------------
   Net Investment Income (Loss)                                                      2,807,842      (3,100,602)     (2,890,070)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY,
   FUTURES CONTRACTS AND FOREIGN CAPITAL GAINS TAX
   Net realized gain (loss) on:
       Unaffiliated investments                                                     30,797,221     123,589,248      52,614,588
       Affiliated investments                                                               --          63,699              --
       Foreign currency transactions                                                        --              --              --
       Futures contracts                                                                    --              --              --
                                                                                  ------------    ------------    ------------
       Net realized gain                                                            30,797,221     123,652,947      52,614,588
                                                                                  ------------    ------------    ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                                  39,085,905     125,933,034     (12,574,773)
       Foreign currency translations                                                        --              --              --
       Futures contracts                                                                    --              --              --
       Foreign capital gains tax                                                            --              --              --
                                                                                  ------------    ------------    ------------
       Net change in unrealized appreciation (depreciation)                         39,085,905     125,933,034     (12,574,773)
                                                                                  ------------    ------------    ------------
Net Gain                                                                            69,883,126     249,585,981      40,039,815
                                                                                  ------------    ------------    ------------
Net Increase Resulting from Operations                                              72,690,968     246,485,379      37,149,745


                            See Accompanying Notes to Financial Statements. | 67

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                           COLUMBIA EQUITY FUNDS


                                                                                        COLUMBIA ASSET ALLOCATION FUND
                                                                              -----------------------------------------------

                                                                                    YEAR ENDED               YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                             SEPTEMBER 30, 2005 ($)   SEPTEMBER 30, 2004 ($)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                                      6,891,677               6,588,100
    Net realized gain on investments, foreign currency transactions,
        futures contracts and foreign capital gains tax                              38,292,946              29,766,534
    Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and foreign capital
        gains tax                                                                    (1,172,839)              6,931,847
                                                                                 --------------          --------------
        Net increase resulting from operations                                       44,011,784              43,286,481
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                                         (60,529)                (38,123)
        Class B                                                                         (57,776)                (39,489)
        Class C                                                                          (5,763)                 (3,850)
        Class G                                                                        (294,862)               (532,662)
        Class T                                                                      (2,998,187)             (3,361,232)
        Class Z                                                                      (3,406,583)             (4,367,911)
                                                                                 --------------          --------------
        Total distributions to shareholders                                          (6,823,700)             (8,343,267)
-----------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                      (74,283,896)            (79,551,611)
        Net increase (decrease) in net assets                                       (37,095,812)            (44,608,397)
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Beginning of period                                                             423,227,422             467,835,819
    End of period                                                                   386,131,610             423,227,422
                                                                                 --------------          --------------
Undistributed (overdistributed) net investment income at end of period                  (93,970)               (577,690)
Accumulated net investment loss at end of period                                             --                      --



                                                                                      COLUMBIA LARGE CAP GROWTH FUND
                                                                              -----------------------------------------------

                                                                                    YEAR ENDED               YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                             SEPTEMBER 30, 2005 ($)   SEPTEMBER 30, 2004 ($)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                                      5,792,978              (2,858,299)
    Net realized gain on investments, foreign currency transactions,
        futures contracts and foreign capital gains tax                             150,841,082              35,926,964
    Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and foreign capital
        gains tax                                                                     2,914,418              24,493,437
                                                                                 --------------          --------------
        Net increase resulting from operations                                      159,548,478              57,562,102
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                                          (4,773)                     --
        Class B                                                                              --                      --
        Class C                                                                              --                      --
        Class G                                                                              --                      --
        Class T                                                                        (218,026)                     --
        Class Z                                                                      (1,100,339)               (344,225)
                                                                                 --------------          --------------
        Total distributions to shareholders                                          (1,323,138)               (344,225)
-----------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                      460,512,265            (113,980,519)
        Net increase (decrease) in net assets                                       618,737,605             (56,762,642)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of period                                                             908,008,882             964,771,524
    End of period                                                                 1,526,746,487             908,008,882
                                                                                 --------------          --------------
Undistributed (overdistributed) net investment income at end of period                4,367,800                      --
Accumulated net investment loss at end of period                                             --                 (31,890)



                                                                                      COLUMBIA DISCIPLINED VALUE FUND
                                                                              -----------------------------------------------

                                                                                    YEAR ENDED               YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                             SEPTEMBER 30, 2005 ($)   SEPTEMBER 30, 2004 ($)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                                      6,168,889               6,193,345
    Net realized gain on investments, foreign currency transactions,
        futures contracts and foreign capital gains tax                              37,360,323              56,049,664
    Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and foreign capital
        gains tax                                                                    22,679,978               2,235,576
                                                                                 --------------          --------------
        Net increase resulting from operations                                       66,209,190              64,478,585
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                                         (39,394)                (34,019)
        Class B                                                                         (13,386)                (10,336)
        Class C                                                                          (1,604)                 (1,620)
        Class G                                                                         (33,655)                (60,722)
        Class T                                                                      (1,511,678)             (2,222,608)
        Class Z                                                                      (4,027,029)             (5,958,609)
                                                                                 --------------          --------------
        Total distributions to shareholders                                          (5,626,746)             (8,287,914)
-----------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                      (58,819,727)              8,578,064
        Net increase (decrease) in net assets                                         1,762,717              64,768,735
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of period                                                             429,237,538             364,468,803
    End of period                                                                   431,000,255             429,237,538
                                                                                 --------------          --------------
Undistributed (overdistributed) net investment income at end of period                  319,610                 (13,047)
Accumulated net investment loss at end of period                                             --                      --


                 See Accompanying Notes to Financial Statements.
                                  68-69 Spread

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                           COLUMBIA EQUITY FUNDS


                                                                                        COLUMBIA COMMON STOCK FUND
                                                                              -----------------------------------------------

                                                                                    YEAR ENDED               YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                             SEPTEMBER 30, 2005 ($)   SEPTEMBER 30, 2004 ($)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                                      2,807,842                 137,755
    Net realized gain on investments                                                 30,797,221              31,566,846
    Net change in unrealized appreciation (depreciation) on investments              39,085,905              (1,396,341)
                                                                                 --------------          --------------
        Net increase resulting from operations                                       72,690,968              30,308,260
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                                         (48,639)                 (3,718)
        Class B                                                                         (12,827)                     --
        Class C                                                                          (1,388)                     --
        Class G                                                                         (58,216)                     --
        Class T                                                                        (943,447)                (53,896)
        Class Z                                                                      (1,028,430)               (307,876)
    From net realized gains:
        Class A                                                                        (258,532)                     --
        Class B                                                                        (104,749)                     --
        Class C                                                                         (11,323)                     --
        Class G                                                                        (458,781)                     --
        Class T                                                                      (5,128,778)                     --
        Class Z                                                                      (4,890,150)                     --
                                                                                 --------------          --------------
        Total distributions to shareholders                                         (12,945,260)               (365,490)
-----------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                       73,987,511             (60,613,547)
        Net increase (decrease) in net assets                                       133,733,219             (30,670,777)
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Beginning of period                                                             383,927,118             414,597,895
    End of period                                                                   517,660,337             383,927,118
                                                                                 --------------          --------------
Undistributed (overdistributed) net investment income at end of period                  651,326                 (16,638)
Accumulated net investment loss at end of period                                             --                      --



                                                                                     COLUMBIA SMALL CAP CORE FUND
                                                                              -----------------------------------------------

                                                                                    YEAR ENDED               YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                             SEPTEMBER 30, 2005 ($)   SEPTEMBER 30, 2004 ($)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                                     (3,100,602)             (3,982,558)
    Net realized gain on investments                                                123,652,947             101,709,890
    Net change in unrealized appreciation (depreciation) on investments             125,933,034             100,021,971
                                                                                 --------------          --------------
        Net increase resulting from operations                                      246,485,379             197,749,303
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                                              --                      --
        Class B                                                                              --                      --
        Class C                                                                              --                      --
        Class G                                                                              --                      --
        Class T                                                                              --                      --
        Class Z                                                                              --
    From net realized gains:
        Class A                                                                     (12,731,838)             (2,842,592)
        Class B                                                                      (2,238,027)               (388,822)
        Class C                                                                      (3,566,257)               (673,375)
        Class G                                                                        (614,205)               (236,658)
        Class T                                                                      (8,769,533)             (3,762,956)
        Class Z                                                                     (68,581,877)            (26,575,680)
                                                                                 --------------          --------------
        Total distributions to shareholders                                         (96,501,737)            (34,480,083)
-----------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                     (197,861,353)            396,376,350
        Net increase (decrease) in net assets                                       (47,877,711)            559,645,570
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Beginning of period                                                           1,575,373,707           1,015,728,137
    End of period                                                                 1,527,495,996           1,575,373,707
                                                                                 --------------          --------------
Undistributed (overdistributed) net investment income at end of period                       --                      --
Accumulated net investment loss at end of period                                        (21,979)                (12,009)



                                                                                    COLUMBIA SMALL COMPANY EQUITY FUND
                                                                              -----------------------------------------------

                                                                                    YEAR ENDED               YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                             SEPTEMBER 30, 2005 ($)   SEPTEMBER 30, 2004 ($)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                                     (2,890,070)             (3,957,642)
    Net realized gain on investments                                                 52,614,588              63,906,432
    Net change in unrealized appreciation (depreciation) on investments             (12,574,773)            (10,180,101)
                                                                                 --------------          --------------
        Net increase resulting from operations                                       37,149,745              49,768,689
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                                              --                      --
        Class B                                                                              --                      --
        Class C                                                                              --                      --
        Class G                                                                              --                      --
        Class T                                                                              --                      --
        Class Z                                                                              --
    From net realized gains:
        Class A                                                                              --                      --
        Class B                                                                              --                      --
        Class C                                                                              --                      --
        Class G                                                                              --                      --
        Class T                                                                              --                      --
        Class Z                                                                              --                      --
                                                                                 --------------          --------------
        Total distributions to shareholders                                                  --                      --
-----------------------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                                     (184,983,212)            (37,019,466)
        Net increase (decrease) in net assets                                      (147,833,467)             12,749,223
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Beginning of period                                                             380,426,736             367,677,513
    End of period                                                                   232,593,269             380,426,736
                                                                                 --------------          --------------
Undistributed (overdistributed) net investment income at end of period                       --                      --
Accumulated net investment loss at end of period                                        (15,054)                (11,506)


                 See Accompanying Notes to Financial Statements.
                                  70-71 Spread

STATEMENTS OF CHANGES IN NET ASSETS -
CAPITAL STOCK ACTIVITY _________________________________________________________
                                                           COLUMBIA EQUITY FUNDS


                                                                    COLUMBIA ASSET ALLOCATION FUND
                                                     ------------------------------------------------------------

                                                              YEAR ENDED                     YEAR ENDED
                                                          SEPTEMBER 30, 2005             SEPTEMBER 30, 2004
                                                     ----------------------------    ----------------------------
                                                        SHARES       DOLLARS ($)        SHARES       DOLLARS ($)
-----------------------------------------------------------------------------------------------------------------
CLASS A
       Subscriptions                                      130,504       2,085,407         156,246       2,338,730
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                             3,548          56,759           2,480          37,011
       Redemptions                                        (71,163)     (1,138,127)        (52,637)       (794,225)
                                                     ------------    ------------    ------------    ------------
         Net increase                                      62,889       1,004,039         106,089       1,581,516

CLASS B
       Subscriptions                                      174,907       2,788,321         187,791       2,806,475
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                             3,197          51,095           2,375          35,373
       Redemptions                                        (70,052)     (1,121,692)        (44,405)       (665,807)
                                                     ------------    ------------    ------------    ------------
         Net increase                                     108,052       1,717,724         145,761       2,176,041

CLASS C
       Subscriptions                                       19,854         317,542          26,605         398,392
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                               305           4,878             225           3,354
       Redemptions                                        (11,503)       (184,894)         (6,084)        (90,769)
                                                     ------------    ------------    ------------    ------------
         Net increase                                       8,656         137,526          20,746         310,977

CLASS G
       Subscriptions                                       28,778         455,566          46,210         691,443
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                            18,128         289,212          35,018         520,503
       Redemptions                                     (1,361,012)    (21,660,524)     (1,460,481)    (21,741,477)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                  (1,314,106)    (20,915,746)     (1,379,253)    (20,529,531)

CLASS T
       Subscriptions                                    1,120,997      17,883,389       1,030,515      15,369,640
       Distributions reinvested                           180,816       2,892,160         218,543       3,254,741
       Redemptions                                     (2,263,695)    (36,112,600)     (2,605,902)    (39,012,056)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                    (961,882)    (15,337,051)     (1,356,844)    (20,387,675)

CLASS Z
       Subscriptions                                      540,254       8,601,545         885,247      13,242,156
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                           176,136       2,815,074         240,806       3,584,314
       Redemptions                                     (3,284,919)    (52,307,007)     (3,966,326)    (59,529,409)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                       (2,568,529)    (40,890,388)     (2,840,273)    (42,702,939)



                                                                    COLUMBIA LARGE CAP GROWTH FUND
                                                     ------------------------------------------------------------

                                                              YEAR ENDED                      YEAR ENDED
                                                          SEPTEMBER 30, 2005              SEPTEMBER 30, 2004
                                                     ----------------------------    ----------------------------
                                                        SHARES        DOLLARS ($)       SHARES       DOLLARS ($)
-----------------------------------------------------------------------------------------------------------------
CLASS A
       Subscriptions                                      162,826       3,286,461         185,141       3,529,297
       Proceeds received in connection with merger        237,271       4,724,720              --              --
       Distributions reinvested                               228           4,637              --              --
       Redemptions                                       (114,957)     (2,328,346)        (84,167)     (1,611,464)
                                                     ------------    ------------    ------------    ------------
         Net increase                                     285,368       5,687,472         100,974       1,917,833

CLASS B
       Subscriptions                                      154,916       2,984,821         173,093       3,184,607
       Proceeds received in connection with merger        117,001       2,223,353              --              --
       Distributions reinvested                                --              --              --              --
       Redemptions                                        (63,160)     (1,222,902)        (52,933)       (968,494)
                                                     ------------    ------------    ------------    ------------
         Net increase                                     208,757       3,985,272         120,160       2,216,113

CLASS C
       Subscriptions                                       24,777         480,986          33,259         603,292
       Proceeds received in connection with merger         16,591         315,731              --              --
       Distributions reinvested                                --              --              --              --
       Redemptions                                        (14,610)       (288,945)        (20,280)       (369,823)
                                                     ------------    ------------    ------------    ------------
         Net increase                                      26,758         507,772          12,979         233,469

CLASS G
       Subscriptions                                       69,440       1,287,163         100,874       1,790,776
       Proceeds received in connection with merger        701,867      12,922,807              --              --
       Distributions reinvested                                --              --              --              --
       Redemptions                                     (1,084,192)    (20,252,191)       (748,063)    (13,235,279)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                    (312,885)     (6,042,221)       (647,189)    (11,444,503)

CLASS T
       Subscriptions                                      750,265      15,040,440         593,336      11,219,286
       Distributions reinvested                            10,490         212,533              --              --
       Redemptions                                     (2,236,284)    (44,688,960)     (2,197,901)    (41,619,482)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                  (1,475,529)    (29,435,987)     (1,604,565)    (30,400,196)

CLASS Z
       Subscriptions                                    4,869,526      99,446,257       5,402,218     104,135,991
       Proceeds received in connection with merger     33,471,430     677,813,755              --              --
       Distributions reinvested                            26,715         553,278           9,645         181,333
       Redemptions                                    (14,201,392)   (292,003,333)     (9,359,449)   (180,820,559)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                       24,166,279     485,809,957      (3,947,586)    (76,503,235)

                 See Accompanying Notes to Financial Statements.
                                  72-73 Spread

STATEMENTS OF CHANGES IN NET ASSETS -
CAPITAL STOCK ACTIVITY _________________________________________________________
                                                           COLUMBIA EQUITY FUNDS


                                                                   COLUMBIA DISCIPLINED VALUE FUND
                                                     ------------------------------------------------------------

                                                              YEAR ENDED                     YEAR ENDED
                                                          SEPTEMBER 30, 2005             SEPTEMBER 30, 2004
                                                     ----------------------------    ----------------------------
                                                        SHARES       DOLLARS ($)        SHARES       DOLLARS ($)
-----------------------------------------------------------------------------------------------------------------
CLASS A
       Subscriptions                                      126,900       1,751,310         136,953       1,686,613
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                             2,723          37,625           2,599          32,080
       Redemptions                                        (34,738)       (479,047)        (23,995)       (300,932)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                           94,885       1,309,888         115,557       1,417,761

CLASS B
       Subscriptions                                      131,730       1,715,092         179,802       2,124,921
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                               927          12,088             761           9,119
       Redemptions                                        (42,877)       (565,044)        (17,928)       (213,057)
                                                     ------------    ------------    ------------    ------------
         Net increase                                      89,780       1,162,136         162,635       1,920,983

CLASS C
       Subscriptions                                       22,152         294,858          40,005         458,582
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                                76             993              72             858
       Redemptions                                        (13,726)       (184,724)        (18,365)       (206,697)
                                                     ------------    ------------    ------------    ------------
         Net increase                                       8,502         111,127          21,712         252,743

CLASS G
       Subscriptions                                        9,707         126,540          17,943         210,409
       Distributions reinvested                             2,555          33,269           5,027          60,020
       Redemptions                                       (319,087)     (4,205,829)       (461,561)     (5,407,849)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                    (306,825)     (4,046,020)       (438,591)     (5,137,420)

CLASS T
       Subscriptions                                      353,301       4,868,563         474,406       5,826,432
       Distributions reinvested                           107,641       1,481,494         176,846       2,178,280
       Redemptions                                     (1,695,699)    (23,345,089)     (1,818,952)    (22,446,540)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                  (1,234,757)    (16,995,032)     (1,167,700)    (14,441,828)

CLASS Z
       Subscriptions                                    2,521,590      34,976,439       5,864,057      73,282,626
       Proceeds received in connection with merger             --              --              --              --
       Distributions reinvested                            91,647       1,285,642         165,325       2,065,049
       Redemptions                                     (5,462,971)    (76,623,907)     (4,080,140)    (50,781,850)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                       (2,849,734)    (40,361,826)      1,949,242      24,565,825



                                                                      COLUMBIA COMMON STOCK FUND
                                                     ------------------------------------------------------------

                                                              YEAR ENDED                      YEAR ENDED
                                                          SEPTEMBER 30, 2005              SEPTEMBER 30, 2004
                                                     ----------------------------    ----------------------------
                                                        SHARES        DOLLARS ($)       SHARES       DOLLARS ($)
-----------------------------------------------------------------------------------------------------------------
CLASS A
       Subscriptions                                      108,558       1,388,221         223,985       2,723,272
       Proceeds received in connection with merger         62,244         778,064              --              --
       Distributions reinvested                            23,431         291,720             298           3,571
       Redemptions                                       (204,142)     (2,570,318)       (124,083)     (1,510,141)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                           (9,909)       (112,313)        100,200       1,216,702

CLASS B
       Subscriptions                                      115,833       1,427,209         191,409       2,257,015
       Proceeds received in connection with merger        170,610       2,067,274              --              --
       Distributions reinvested                             9,018         109,121              --              --
       Redemptions                                        (83,734)     (1,032,390)        (57,832)       (683,878)
                                                     ------------    ------------    ------------    ------------
         Net increase                                     211,727       2,571,214         133,577       1,573,137

CLASS C
       Subscriptions                                       12,851         159,428          44,391         521,233
       Proceeds received in connection with merger         13,831         167,732              --              --
       Distributions reinvested                             1,020          12,348              --              --
       Redemptions                                        (11,138)       (136,885)        (35,218)       (416,189)
                                                     ------------    ------------    ------------    ------------
         Net increase                                      16,564         202,623           9,173         105,044

CLASS G
       Subscriptions                                       18,719         225,260          30,324         358,212
       Distributions reinvested                            42,570         509,989              --              --
       Redemptions                                       (771,770)     (9,379,766)     (1,265,623)    (14,874,554)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                    (710,481)     (8,644,517)     (1,235,299)    (14,516,342)

CLASS T
       Subscriptions                                      656,808       8,281,746       1,137,554      13,775,855
       Distributions reinvested                           454,301       5,628,793           4,431          52,863
       Redemptions                                     (2,770,705)    (34,867,921)     (2,774,051)    (33,648,875)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                  (1,659,596)    (20,957,382)     (1,632,066)    (19,820,157)

CLASS Z
       Subscriptions                                    1,462,638      18,470,958       2,978,947      36,327,362
       Proceeds received in connection with merger     16,749,769     210,158,531              --              --
       Distributions reinvested                           276,781       3,459,761           7,263          87,150
       Redemptions                                    (10,293,029)   (131,161,364)     (5,362,164)    (65,586,443)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                        8,196,159     100,927,886      (2,375,954)    (29,171,931)


                 See Accompanying Notes to Financial Statements.
                                  74-75 Spread

STATEMENTS OF CHANGES IN NET ASSETS -
CAPITAL STOCK ACTIVITY _________________________________________________________
                                                           COLUMBIA EQUITY FUNDS


                                                                     COLUMBIA SMALL CAP CORE FUND
                                                     ------------------------------------------------------------

                                                              YEAR ENDED                      YEAR ENDED
                                                          SEPTEMBER 30, 2005              SEPTEMBER 30, 2004
                                                     ----------------------------    ----------------------------
                                                        SHARES        DOLLARS ($)       SHARES       DOLLARS ($)
-----------------------------------------------------------------------------------------------------------------
CLASS A
       Subscriptions                                    1,740,783      32,340,329       9,975,214     170,177,084
       Distributions reinvested                           681,437      12,306,744         166,652       2,743,101
       Redemptions                                     (3,533,610)    (64,908,038)     (1,839,971)    (31,780,743)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                       (1,111,390)    (20,260,965)      8,301,895     141,139,442

CLASS B
       Subscriptions                                       70,629       1,241,220       1,835,057      30,371,535
       Distributions reinvested                           118,979       2,074,993          22,302         355,492
       Redemptions                                       (280,456)     (4,959,941)       (233,273)     (3,860,617)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                          (90,848)     (1,643,728)      1,624,086      26,866,410

CLASS C
       Subscriptions                                      149,269       2,631,776       3,168,245      52,152,651
       Distributions reinvested                           179,879       3,140,708          37,782         603,008
       Redemptions                                     (1,131,002)    (20,065,584)       (237,693)     (3,942,134)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                         (801,854)    (14,293,100)      2,968,334      48,813,525

CLASS G
       Subscriptions                                        8,559         150,672          15,992         262,179
       Distributions reinvested                            34,295         592,962          14,620         230,995
       Redemptions                                       (209,511)     (3,673,042)        (84,274)     (1,387,033)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                    (166,657)     (2,929,408)        (53,662)       (893,859)

CLASS T
       Subscriptions                                      595,469      10,820,249       1,032,837      17,432,562
       Distributions reinvested                           439,303       7,867,925         221,143       3,611,276
       Redemptions                                     (1,636,535)    (29,690,023)     (1,687,801)    (28,719,170)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                    (601,763)    (11,001,849)       (433,821)     (7,675,332)

CLASS Z
       Subscriptions                                    8,733,661     161,432,242      23,044,663     396,797,303
       Distributions reinvested                         2,299,186      41,891,167       1,091,817      18,124,145
       Redemptions                                    (18,999,553)   (351,055,712)    (13,111,013)   (226,795,284)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                       (7,966,706)   (147,732,303)     11,025,467     188,126,164



                                                                  COLUMBIA SMALL COMPANY EQUITY FUND
                                                     ------------------------------------------------------------

                                                              YEAR ENDED                      YEAR ENDED
                                                          SEPTEMBER 30, 2005              SEPTEMBER 30, 2004
                                                     ----------------------------    ----------------------------
                                                        SHARES        DOLLARS ($)       SHARES       DOLLARS ($)
-----------------------------------------------------------------------------------------------------------------
CLASS A
       Subscriptions                                      102,573       1,750,364         296,504       4,933,872
       Distributions reinvested                                --              --              --              --
       Redemptions                                        (98,902)     (1,685,570)        (36,147)       (662,030)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                            3,671          64,794         260,357       4,271,842

CLASS B
       Subscriptions                                       50,158         804,186         131,387       2,053,177
       Distributions reinvested                                --              --              --              --
       Redemptions                                        (30,235)       (488,378)        (24,027)       (359,925)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                           19,923         315,808         107,360       1,693,252

CLASS C
       Subscriptions                                       20,773         335,210          69,159       1,059,859
       Distributions reinvested                                --              --              --              --
       Redemptions                                        (22,904)       (369,462)         (7,231)       (109,723)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                           (2,131)        (34,252)         61,928         950,136

CLASS G
       Subscriptions                                        4,124          65,348           7,992         121,923
       Distributions reinvested                                --              --              --              --
       Redemptions                                        (92,469)     (1,454,609)       (203,048)     (3,089,126)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                     (88,345)     (1,389,261)       (195,056)     (2,967,203)

CLASS T
       Subscriptions                                      105,752       1,793,306         219,277       3,570,127
       Distributions reinvested                                --              --              --              --
       Redemptions                                       (678,837)    (11,638,661)       (666,822)    (10,915,948)
                                                     ------------    ------------    ------------    ------------
         Net decrease                                    (573,085)     (9,845,355)       (447,545)     (7,345,821)

CLASS Z
       Subscriptions                                    1,982,620      36,092,250       4,555,081      78,677,281
       Distributions reinvested                                --              --              --              --
       Redemptions                                    (11,850,416)   (210,187,196)     (6,507,999)   (112,298,953)
                                                     ------------    ------------    ------------    ------------
         Net increase (decrease)                       (9,867,796)   (174,094,946)     (1,952,918)    (33,621,672)

                 See Accompanying Notes to Financial Statements.
                                  76-77 Spread

NOTES TO FINANCIAL STATEMENTS __________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

NOTE 1. ORGANIZATION

The Columbia Fund Trust XI (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Asset Allocation Fund
    Columbia Large Cap Growth Fund
    Columbia Disciplined Value Fund
    Columbia Common Stock Fund
    Columbia Small Cap Core Fund
    Columbia Small Company Equity Fund

Effective September 23, 2005, the Columbia Large Cap Core Fund changed its name to the Columbia Common Stock Fund. Effective October 7, 2005, the Columbia Small Cap Fund changed its name to the Columbia Small Cap Core Fund.

INVESTMENT GOALS

The Columbia Asset Allocation Fund seeks a high total return by providing both a current level of income greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund seek long term capital appreciation. Columbia Disciplined Value Fund seeks long term capital appreciation, with income as a secondary goal. Columbia Common Stock Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. Columbia Small Company Equity Fund seeks capital appreciation.

FUND SHARES

The Funds may issue an unlimited number of shares. Each Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure. The Columbia Small Cap Core Fund is closed to new investors and new accounts.

Class A and Class T shares are subject to a front-end sales charge of based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

Certain Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by a Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Funds identify U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

FUTURES CONTRACTS

Certain Funds may invest in municipal, index and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include:
(1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for Columbia Asset Allocation Fund, Columbia Disciplined Value Fund and Columbia Common Stock Fund. Dividends from net investment income are declared and paid annually for Columbia Large Cap Growth Fund, Columbia Small Cap Core Fund and Columbia Small Company Equity Fund. Net realized capital gains, if any, are distributed at least annually for all Funds.

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, foreign currency transactions, redemption based payments treated as dividends received deduction, foreign capital gains tax, paydown reclassifications, net operating loss reclassifications, REIT adjustments, market discount reclassifications, permanently lost capital loss carryforward and distribution reclassifications were identified and reclassified among the components of the Funds' net assets as follows:


                                         UNDISTRIBUTED
                                      (OVERDISTRIBUTED) OR
                                         (ACCUMULATED)        ACCUMULATED
                                         NET INVESTMENT       NET REALIZED       PAID-IN
                                         INCOME (LOSS)         GAIN (LOSS)       CAPITAL
                                      -----------------------------------------------------
Columbia Asset Allocation Fund .....      $     415,743      $  (2,500,949)   $   2,085,206
Columbia Large Cap Growth Fund .....            (70,150)      (240,048,164)     240,118,314
Columbia Disciplined Value Fund ....           (209,486)           209,486               --
Columbia Common Stock Fund .........            (46,931)       (38,276,442)      38,323,373
Columbia Small Cap Core Fund .......          3,090,632        (14,201,369)      11,110,737
Columbia Small Company Equity Fund .          2,886,522                 --       (2,886,522)


Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended September 30, 2005 and September 30, 2004 was as follows:

                                                         SEPTEMBER 30, 2005
                                                      ORDINARY       LONG-TERM
                                                      INCOME*      CAPITAL GAINS
                                                    ----------------------------
Columbia Asset Allocation Fund ................     $  6,823,700   $          --
Columbia Large Cap Growth Fund ................        1,323,138              --
Columbia Disciplined Value Fund ...............        5,626,746              --
Columbia Common Stock Fund ....................        2,102,205      10,843,055
Columbia Small Cap Core Fund ..................       26,654,040      69,847,697

                                                         SEPTEMBER 30, 2004
                                                      ORDINARY       LONG-TERM
                                                       INCOME*     CAPITAL GAINS
                                                    ----------------------------
Columbia Asset Allocation Fund ................     $  8,343,267   $          --
Columbia Large Cap Growth Fund ................          344,225              --
Columbia Disciplined Value Fund ...............        8,287,914              --
Columbia Common Stock Fund ....................          347,473         18,017
Columbia Small Cap Core Fund ..................        9,268,588      25,211,495

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:


                                     UNDISTRIBUTED  UNDISTRIBUTED       NET
                                       ORDINARY       LONG-TERM     UNREALIZED
                                        INCOME      CAPITAL GAINS  APPRECIATION*
                                     -------------------------------------------
Columbia Asset Allocation Fund ...   $   1,389,685  $  25,645,823  $  36,402,552
Columbia Large Cap Growth Fund ...       4,410,515             --    194,101,105
Columbia Disciplined Value Fund ..       7,022,907     20,745,146     46,800,312
Columbia Common Stock Fund .......      14,174,311     10,012,054     77,105,363
Columbia Small Cap Core Fund .....      16,177,402     88,268,449    297,493,855
Columbia Small Company Equity Fund              --     15,404,488     24,905,958


* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2005, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:


                                                                        NET
                                      UNREALIZED     UNREALIZED     UNREALIZED
                                     APPRECIATION   DEPRECIATION   APPRECIATION
                                     -------------------------------------------
Columbia Asset Allocation Fund ...   $  42,142,393  $  (5,739,841) $  36,402,552
Columbia Large Cap Growth Fund ...     217,320,881    (23,219,776)   194,101,105
Columbia Disciplined Value Fund ..      59,948,914    (13,148,602)    46,800,312
Columbia Common Stock Fund .......      85,962,050     (8,856,687)    77,105,363
Columbia Small Cap Core Fund .....     410,635,326   (113,141,471)   297,493,855
Columbia Small Company Equity Fund      31,676,305     (6,770,347)    24,905,958


The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                      COLUMBIA       COLUMBIA
                                                      LARGE CAP       COMMON
                                                       GROWTH          STOCK
YEAR OF EXPIRATION                                      FUND           FUND
--------------------------------------------------------------------------------
2006 .............................................  $   5,036,657  $          --
2007 .............................................      5,036,657             --
2009 .............................................    137,035,449     11,843,809
2010 .............................................     53,908,485     18,452,682
2011 .............................................     22,217,091             --
                                                    -------------  -------------
Total ............................................  $ 223,234,339  $  30,296,491
                                                    -------------  -------------

The following capital loss carryforwards were utilized during the year ended September 30, 2005:

Columbia Asset Allocation Fund...................................  $   7,043,928
Columbia Large Cap Growth Fund...................................    139,819,082
Columbia Disciplined Value Fund..................................     10,720,416
Columbia Common Stock Fund.......................................      7,834,662
Columbia Small Company Equity Fund...............................     36,913,639

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $176,932,413 ($5,036,657 expiring September 30, 2006, $5,036,657 expiring
September 30, 2007, $137,035,449 expiring September 30, 2009 and $29,823,650 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with the Columbia Growth Fund (See Note 10). Total capital loss carryforwards acquired in the current year from the Columbia Growth Fund were $252,093,928 of which $18,845,258 were permanently lost and $56,316,257 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

All of the Columbia Common Stock Fund's capital loss carryforwards were acquired in the merger of Columbia Large Cap Core Fund with Columbia Common Stock Fund (the "target fund") (See Note 10). Total capital loss carryforwards acquired in the current year from the target fund were $38,131,153 of which $7,834,662 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards may be limited in a given year.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. On September 30, 2005, Columbia Management Advisors, Inc. changed its name to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:


                                        $200 MILLION  $500 MILLION   $1 BILLION   $1.5 BILLION   $2 BILLION   $3 BILLION
                              FIRST       TO $500          TO            TO            TO            TO           TO         OVER
                          $200 MILLION    MILLION      $1 BILLION   $1.5 BILLION   $2 BILLION    $3 BILLION   $6 BILLION  $6 BILLION
                          ------------  ------------  ------------  ------------  ------------   ----------   ----------  ----------
Columbia Asset
   Allocation Fund.......     0.650%       0.650%         0.600%        0.550%       0.500%        0.500%        0.480%     0.460%
Columbia Large Cap
   Growth Fund...........     0.700%       0.575%         0.450%        0.450%       0.450%        0.450%        0.450%     0.450%
Columbia Disciplined
   Value Fund............     0.700%       0.700%         0.650%        0.600%       0.550%        0.550%        0.530%     0.510%
Columbia Common
   Stock Fund............     0.700%       0.700%         0.650%        0.600%       0.550%        0.550%        0.530%     0.510%
Columbia Small Cap
   Core Fund.............     0.750%       0.750%         0.700%        0.650%       0.600%        0.550%        0.550%     0.550%
Columbia Small Company
   Equity Fund...........     0.750%       0.750%         0.700%        0.650%       0.650%        0.650%        0.650%     0.650%


For the period November 1, 2004 through March 18, 2005, Columbia received a monthly investment advisory fee from the Columbia Large Cap Growth Fund based on the Fund's average daily net assets of at the following annual rates:

        AVERAGE DAILY NET ASSETS               ANNUAL FEE RATE
        ------------------------------------------------------
          First $500 million                        0.700%
          $500 million to $1 billion                0.650%
          $1 billion to $1.5 billion                0.600%
          $1.5 billion to $3 billion                0.550%
          $3 billion to $6 billion                  0.530%
          Over $6 billion                           0.510%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:


                                                             $500 MILLION      $1 BILLION     $1.5 BILLION
                                                FIRST             TO               TO              TO            OVER
                                            $500 MILLION      $1 BILLION      $1.5 BILLION     $2 BILLION     $2 BILLION
                                            ------------     ------------     ------------    ------------    -----------
Columbia Asset Allocation Fund...........       0.750%           0.700%           0.650%          0.600%         0.550%
Columbia Large Cap Growth Fund...........       0.750%           0.700%           0.650%          0.600%         0.550%
Columbia Disciplined Value Fund..........       0.750%           0.700%           0.650%          0.600%         0.550%
Columbia Common Stock Fund...............       0.750%           0.700%           0.650%          0.600%         0.550%
Columbia Small Cap Core Fund.............       0.750%           0.700%           0.650%          0.600%         0.550%
Columbia Small Company Equity Fund.......       0.750%           0.700%           0.650%          0.650%         0.650%


________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

For the year ended September 30, 2005, the effective investment advisory fee rates for the Funds were as follows:

    Columbia Asset Allocation Fund.......        0.66%
    Columbia Large Cap Growth Fund.......        0.57%
    Columbia Disciplined Value Fund......        0.70%
    Columbia Common Stock Fund...........        0.70%
    Columbia Small Cap Core Fund.........        0.69%
    Columbia Small Company Equity Fund...        0.75%

ADMINISTRATION FEE

Columbia provides administrative and other services to each Fund, except Columbia Large Cap Growth Fund, for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

Columbia provides administrative and other services to Columbia Large Cap Growth Fund for a monthly administration fee at the annual rate of 0.05% of the Fund's average daily net assets. Prior to March 19, 2005, Columbia received a monthly administration fee at the annual rate of 0.067% of the Fund's average daily net assets. For the year ended September 30, 2005, the Fund's effective administration fee rate was 0.056%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund at the following annual rates:

                                                              ANNUAL
                                                               FEE
    AVERAGE DAILY NET ASSETS                                   RATE
    ------------------------                                 --------
    Under $50 million                                        $ 25,000
    Over $50 million but less than $200 million              $ 35,000
    Over $200 million but less than $500 million             $ 50,000
    Over $500 million but less than $1 billion               $ 85,000
    Over $1 billion                                          $125,000

An additional annual fee of $10,000 is charged to each Fund due to its multiple class structure. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the year ended September 30, 2005, the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, were as follows:

    Columbia Asset Allocation Fund...................           0.040%
    Columbia Large Cap Growth Fund...................           0.009%
    Columbia Disciplined Value Fund..................           0.013%
    Columbia Common Stock Fund.......................           0.016%
    Columbia Small Cap Core Fund.....................           0.009%
    Columbia Small Company Equity Fund...............           0.018%

TRANSFER AGENT FEE

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. changed its name to Columbia Management Services, Inc. For its services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period from October 1, 2004 through September 30, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fee for the Columbia Common Stock Fund and the Columbia Small Company Equity Fund. This arrangement will be discontinued by the Transfer Agent effective November 1, 2005. In addition, for the period from September 1, 2005 through October 31, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees for all Funds to reflect reduced contractual fees that will be charged to the Funds effective November 1, 2005. For the year ended September 30, 2005, the Transfer Agent waived fees as follows:

    Columbia Asset Allocation Fund...................        $ 21,634
    Columbia Large Cap Growth Fund...................        $ 57,245
    Columbia Disciplined Value Fund..................        $ 14,456
    Columbia Common Stock Fund.......................        $ 40,455
    Columbia Small Cap Core Fund.....................        $  9,893
    Columbia Small Company Equity Fund...............        $ 45,471

For the year ended September 30, 2005, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and net of fee waivers, were as follows:

    Columbia Asset Allocation Fund...................            0.21%
    Columbia Large Cap Growth Fund...................            0.18%
    Columbia Disciplined Value Fund..................            0.15%
    Columbia Common Stock Fund.......................            0.21%
    Columbia Small Cap Core Fund.....................            0.08%
    Columbia Small Company Equity Fund...............            0.18%

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. On August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc. For the year ended September 30, 2005, the Distributor has retained net underwriting discounts and net CDSC fees as follows:


                                   FRONT-END SALES CHARGE                           CDSC
                                   ----------------------  ----------------------------------------------------
                                    CLASS A     CLASS T     CLASS A    CLASS B    CLASS C    CLASS G    CLASS T
                                   ---------   ----------  --------   --------   --------   --------   --------
Columbia Asset Allocation Fund ...  $  6,025   $  4,155    $     --   $ 11,396   $     66   $ 64,620   $     --
Columbia Large Cap Growth Fund ...     7,452     11,354          --     17,927      1,121    115,202         --
Columbia Disciplined Value Fund ..     5,034      4,243          --      4,732         18     14,177         --
Columbia Common Stock Fund .......     3,702      5,375       3,331     13,544        205     36,245         --
Columbia Small Cap Core Fund .....    10,108      5.992       1,266     82,915      7,386     29,707          1
Columbia Small Company Equity Fund     4,209      2,233       1,302      6,730        453      8,563         --


The Funds have adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

                                                     DISTRIBUTION FEE
                                           -------------------------------------
                                           CLASS A   CLASS B   CLASS C   CLASS G
                                           -------   -------   -------   -------
Columbia Asset Allocation Fund ..........   0.10%     0.75%     0.75%     0.65%
Columbia Large Cap Growth Fund ..........   0.10%     0.75%     0.75%     0.65%
Columbia Disciplined Value Fund .........   0.10%     0.75%     0.75%     0.65%
Columbia Common Stock Fund ..............   0.10%     0.75%     0.75%     0.65%
Columbia Small Cap Core Fund ............   0.10%     0.75%     0.75%     0.65%
Columbia Small Company Equity Fund.......   0.10%     0.75%     0.75%     0.65%

                                                        SERVICE FEE
                                           -------------------------------------
                                           CLASS A   CLASS B   CLASS C   CLASS G
                                           -------   -------   -------   -------
Columbia Asset Allocation Fund ..........   0.25%     0.25%     0.25%     0.50%
Columbia Large Cap Growth Fund ..........   0.25%     0.25%     0.25%     0.50%
Columbia Disciplined Value Fund .........   0.25%     0.25%     0.25%     0.50%
Columbia Common Stock Fund ..............   0.25%     0.25%     0.25%     0.50%
Columbia Small Cap Core Fund ............   0.25%     0.25%     0.25%     0.50%
Columbia Small Company Equity Fund ......   0.25%     0.25%     0.25%     0.50%

The Funds do not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Funds, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder services fees.

EXPENSE LIMITS AND FEE WAIVERS

Effective March 19, 2005, Columbia has contractually agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.84% and 0.89% annually of the average daily net assets for the Columbia Large Cap Growth Fund and the Columbia Common Stock Fund, respectively.

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer position. Each Fund's fee will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. These amounts are included in "Other expenses" on the Statements of Operations. For the year ended September 30, 2005, the Funds paid fees to Columbia for such services as follows:

    Columbia Asset Allocation Fund................     $ 1,928
    Columbia Large Cap Growth Fund................       2,461
    Columbia Disciplined Value Fund...............       1,950
    Columbia Common Stock Fund....................       1,887
    Columbia Small Cap Core Fund..................       3,202
    Columbia Small Company Equity Fund............       1,914

NOTE 5. PORTFOLIO INFORMATION

For the year ended September 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                                  OTHER INVESTMENT SECURITIES
                                                --------------------------------
                                                  PURCHASES          SALES
                                                --------------------------------
    Columbia Asset Allocation Fund.........     $  277,477,845   $  359,948,427
    Columbia Large Cap Growth Fund.........      1,410,541,698    1,631,379,141
    Columbia Disciplined Value Fund........        407,735,267      465,178,227
    Columbia Common Stock Fund.............        481,539,671      634,052,038
    Columbia Small Cap Core Fund...........        237,161,800      467,858,669
    Columbia Small Company Equity Fund.....        344,307,585      531,434,666

                                                   U.S. GOVERNMENT SECURITIES
                                                --------------------------------
                                                  PURCHASES          SALES
                                                --------------------------------
    Columbia Asset Allocation Fund.........     $   62,042,077   $   62,670,654

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

NOTE 6. SHARES OF BENEFICIAL INTEREST

As of September 30, 2005, the following Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                             NUMBER       % OF SHARES
                                               OF         OUTSTANDING
                                          SHAREHOLDERS       HELD
    -----------------------------------------------------------------
    Columbia Asset
      Allocation Fund...................       1                 5.6%
    Columbia Large Cap
      Growth Fund.......................       2                39.8
    Columbia Disciplined
      Value Fund........................       1                53.0
    Columbia Common
      Stock Fund........................       1                23.6
    Columbia Small Cap
      Core Fund.........................       1                49.4
    Columbia Small Company
      Equity Fund.......................       1                51.1

NOTE 7. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the year ended September 30, 2005, the Funds did not borrow under this arrangement.

NOTE 8. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2005, the Columbia Asset Allocation Fund, Columbia Small Cap Core Fund and Columbia Small Company Equity Fund used Bank of America Securities, a wholly-owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $55, $13,690 and $12,685, respectively.

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

"Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleged that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs alleged that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. Plaintiffs filed a notice of voluntary dismissal of the lawsuit as to all defendants and all claims, without prejudice, which was so-ordered by the judge on or about November 9, 2005.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940

________________________________________________________________________________
SEPTEMBER 30, 2005                                         COLUMBIA EQUITY FUNDS

and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings (with the exception of the January 11, 2005 "failure to participate" litigation, which has been dismissed) are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

For the year ended September 30, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

    Columbia Asset Allocation Fund................          $ 7,420
    Columbia Large Cap Growth Fund................           21,580
    Columbia Disciplined Value Fund...............            7,982
    Columbia Common Stock Fund....................            8,084
    Columbia Small Cap Core Fund..................           29,179
    Columbia Small Company Equity Fund............            6,128

NOTE 10. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on March 18, 2005, the Columbia Growth Fund, a series of Columbia Fund Trust XI, merged into the Columbia Large Cap Growth Fund. The Columbia Large Cap Growth Fund received a tax-free transfer of assets from the Columbia Growth Fund as follows:

            SHARES             NET ASSETS           UNREALIZED
            ISSUED              RECEIVED          APPRECIATION 1
         ------------         -------------       --------------
          34,544,160          $698,000,366         $75,087,939

                              NET ASSETS OF       NET ASSETS OF
                                COLUMBIA             COLUMBIA
          NET ASSETS            LARGE CAP           LARGE CAP
         OF COLUMBIA           GROWTH FUND         GROWTH FUND
         GROWTH FUND           IMMEDIATELY         IMMEDIATELY
           PRIOR TO             PRIOR TO              AFTER
         COMBINATION           COMBINATION         COMBINATION
         ------------         -------------       --------------
         $698,000,366         $902,362,481        $1,600,362,847

1     Unrealized appreciation is included in the Net Assets Received amount.


As of the end of business on March 18, 2005, the Columbia Common Stock Fund, a series of Columbia Fund Trust XI, merged into the Columbia Large Cap Core Fund. The Columbia Large Cap Core Fund received a tax-free transfer of assets from the Columbia Common Stock Fund as follows:

            SHARES             NET ASSETS           UNREALIZED
            ISSUED              RECEIVED          APPRECIATION 1
         ------------         -------------       --------------
          16,996,454          $213,171,601         $16,036,196

                              NET ASSETS OF       NET ASSETS OF
         NET ASSETS             COLUMBIA             COLUMBIA
         OF COLUMBIA            LARGE CAP           LARGE CAP
           COMMON               CORE FUND           CORE FUND
         STOCK FUND            IMMEDIATELY         IMMEDIATELY
          PRIOR TO              PRIOR TO              AFTER
         COMBINATION           COMBINATION         COMBINATION
         ------------         -------------       --------------
         $213,171,601         $367,205,776         $580,377,377

1     Unrealized appreciation is included in the Net Assets Received amount.

Also, on October 10, 2005, the Columbia Large Cap Core Fund was renamed as the Columbia Common Stock Fund.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                        YEAR ENDED
                                                       SEPTEMBER 30,           PERIOD ENDED          YEAR ENDED OCTOBER 31,
                                                  -----------------------      SEPTEMBER 30,   ---------------------------------
CLASS A SHARES                                     2005          2004 (a)      2003 (b)(c)      2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 15.06        $  14.01       $ 12.86        $ 14.95      $ 18.77      $ 17.73
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.27(d)(e)      0.21(d)       0.20(d)        0.26(f)      0.34(d)      0.39(d)
Net realized and unrealized gain (loss)
   on investments, foreign currency,
   futures contracts and foreign
   capital gains tax                                 1.41            1.11          1.17          (2.12)(f)    (3.06)        1.36
                                                  -------        --------       -------        -------      -------      -------
Total from investment operations                     1.68            1.32          1.37          (1.86)       (2.72)        1.75
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.27)          (0.27)        (0.22)         (0.23)       (0.36)       (0.40)
From net realized gains                                --              --            --             --        (0.74)       (0.31)
                                                  -------        --------       -------        -------      -------      -------
Total distributions declared
   to shareholders                                  (0.27)          (0.27)        (0.22)         (0.23)       (1.10)       (0.71)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 16.47        $  15.06       $ 14.01        $ 12.86      $ 14.95      $ 18.77
Total return (g)(h)                                 11.20%           9.46%        10.80%(i)     (12.53)%     (15.08)%      10.15%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                         1.35%           1.43%         1.49%(k)       1.40%        1.26%        1.15%
Net investment income (j)                            1.66%           1.43%         1.55%(k)       1.73%(f)     2.07%        2.15%
Waiver/reimbursement                                 0.01%             --%(l)      0.01%(k)       0.13%        0.12%        0.15%
Portfolio turnover rate                                86%             75%          122%(i)         40%          65%          59%
Net assets, end of period (000's)                 $ 4,206        $  2,901       $ 1,211        $    43      $    60      $   186
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Liberty Asset Allocation Fund, Class A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                        YEAR ENDED
                                                       SEPTEMBER 30,          PERIOD ENDED           YEAR ENDED OCTOBER 31,
                                                  -----------------------     SEPTEMBER 30,    ---------------------------------
CLASS B SHARES                                     2005          2004 (a)     2003 (b)(c)       2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 15.06        $  14.00       $ 12.85        $ 14.93      $ 18.75      $ 17.71
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.15(d)(e)      0.10(d)       0.12(d)        0.14(f)      0.22(d)      0.26(d)
Net realized and unrealized gain (loss)
   on investments, foreign currency,
   futures contracts and foreign
   capital gains tax                                 1.41            1.11          1.17          (2.08)(f)    (3.06)        1.35
                                                  -------        --------       -------        -------      -------      -------
Total from investment operations                     1.56            1.21          1.29          (1.94)       (2.84)        1.61
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.15)          (0.15)        (0.14)         (0.14)       (0.24)       (0.26)
From net realized gains                                --              --            --             --        (0.74)       (0.31)
                                                  -------        --------       -------        -------      -------      -------
Total distributions declared
   to shareholders                                  (0.15)          (0.15)        (0.14)         (0.14)       (0.98)       (0.57)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 16.47        $  15.06       $ 14.00        $ 12.85      $ 14.93      $ 18.75
Total return (g)                                    10.37%(h)        8.68%(h)     10.13%(h)(i)  (13.06)%     (15.68)%(h)    9.29%(h)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                         2.10%           2.18%         2.17%(k)       2.06%        1.99%        1.89%
Net investment income (j)                            0.91%           0.68%         0.95%(k)       1.07%(f)     1.34%        1.41%
Waiver/reimbursement                                 0.01%             --%(l)      0.01%(k)         --         0.04%        0.17%
Portfolio turnover rate                                86%             75%          122%(i)         40%          65%          59%
Net assets, end of period (000's)                 $ 7,166        $  4,926       $ 2,539        $   276      $   389      $   526
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Liberty Asset Allocation Fund, Class B shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                        YEAR ENDED
                                                       SEPTEMBER 30,          PERIOD ENDED
                                                  -----------------------     SEPTEMBER 30,
CLASS C SHARES                                     2005          2004 (a)      2003 (b)(c)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 15.06        $  14.00       $ 13.08
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                            0.14(e)         0.10          0.10
Net realized and unrealized gain on
   investments, foreign currency, futures
   contracts and foreign capital gains tax           1.42            1.11          0.93
                                                  -------        --------       -------
Total from investment operations                     1.56            1.21          1.03
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.15)          (0.15)        (0.11)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 16.47        $  15.06       $ 14.00
Total return (f)(g)                                 10.37%           8.67%         7.93%(h)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         2.10%           2.19%         2.28%(j)
Net investment income (i)                            0.91%           0.69%         0.85%(j)
Waiver/reimbursement                                 0.01%             --%(k)      0.01%(j)
Portfolio turnover rate                                86%             75%          122%(h)
Net assets, end of period (000's)                 $   704        $    514       $   187
-------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                       YEAR ENDED
                                                      SEPTEMBER 30,         PERIOD ENDED           YEAR ENDED OCTOBER 31,
                                                 -----------------------    SEPTEMBER 30,    ------------------------------------
CLASS G SHARES                                     2005         2004 (a)     2003 (b)(c)       2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  15.06       $  14.00     $  12.84        $  14.92      $  18.74      $  17.70
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.16(d)(e)     0.11(d)      0.12(d)         0.14(f)       0.22(d)       0.24(d)
Net realized and unrealized gain (loss)
   on investments, foreign currency,
   futures contracts and foreign
   capital gains tax                                 1.40           1.11         1.17           (2.08)(f)     (3.06)         1.36
                                                 --------       --------     --------        --------      --------      --------
Total from investment operations                     1.56           1.22         1.29           (1.94)        (2.84)         1.60
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.16)         (0.16)       (0.13)          (0.14)        (0.24)        (0.25)
From net realized gains                                --             --           --              --         (0.74)        (0.31)
                                                 --------       --------     --------        --------      --------      --------
Total distributions declared
   to shareholders                                  (0.16)         (0.16)       (0.13)          (0.14)        (0.98)        (0.56)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  16.46       $  15.06     $  14.00        $  12.84      $  14.92      $  18.74
Total return (g)                                    10.36%(h)       8.72%(h)    10.12%(h)(i)   (13.08)%(h)   (15.72)%(h)     9.20%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                         2.05%          2.15%        2.19%(k)        2.09%         2.01%         1.99%
Net investment income (j)                            0.98%          0.71%        1.02%(k)        1.04%(f)      1.33%         1.31%
Waiver/reimbursement                                 0.01%            --%(l)     0.01%(k)        0.03%         0.01%           --
Portfolio turnover rate                                86%            75%         122%(i)          40%           65%           59%
Net assets, end of period (000's)                $ 21,982       $ 39,892     $ 56,383        $ 73,183      $106,074      $105,980
---------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Liberty Asset Allocation Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                       YEAR ENDED
                                                      SEPTEMBER 30,         PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                                 -----------------------    SEPTEMBER 30,    ------------------------------------
CLASS T SHARES                                    2005          2004 (a)    2003 (b)(c)        2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  15.07       $  14.01     $  12.87        $  14.95      $  18.79      $  17.74
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.26(d)(e)     0.21(d)      0.21(d)         0.25(f)       0.33(d)       0.37(d)
Net realized and unrealized gain (loss)
   on investments, foreign currency,
   futures contracts and foreign
   capital gains tax                                 1.41           1.11         1.16           (2.09)(f)     (3.08)         1.36
                                                 --------       --------     --------        --------      --------      --------
Total from investment operations                     1.67           1.32         1.37           (1.84)        (2.75)         1.73
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.26)         (0.26)       (0.23)          (0.24)        (0.35)        (0.37)
From net realized gains                                --             --           --              --         (0.74)        (0.31)
                                                 --------       --------     --------        --------      --------      --------
Total distributions
   declared to shareholders                         (0.26)         (0.26)       (0.23)          (0.24)        (1.09)        (0.68)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  16.48       $  15.07     $  14.01        $  12.87      $  14.95      $  18.79
Total return (g)                                    11.14%(h)       9.47%(h)    10.75%(h)(i)   (12.45)%(h)   (15.18)%(h)     9.98%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                         1.40%          1.49%        1.49%(k)        1.37%         1.33%         1.29%
Net investment income (j)                            1.62%          1.37%        1.73%(k)        1.76%(f)      2.01%         2.01%
Waiver/reimbursement                                 0.01%            --%(l)     0.01%(k)        0.01%         0.01%           --
Portfolio turnover rate                                86%            75%         122%(i)          40%           65%           59%
Net assets, end of period (000's)                $184,795       $183,438     $189,580        $198,154      $289,882      $371,590
---------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Liberty Asset Allocation Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                        YEAR ENDED
                                                      SEPTEMBER 30,         PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                                 -----------------------    SEPTEMBER 30,    ------------------------------------
CLASS Z SHARES                                     2005         2004 (a)    2003 (b)(c)        2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  15.06       $  14.01     $  12.87        $  14.94      $  18.78      $  17.73
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.31(d)(e)     0.25(d)      0.25(d)         0.29(f)       0.37(d)       0.41(d)
Net realized and unrealized gain (loss)
   on investments, foreign currency,
   futures contracts and foreign
   capital gains tax                                 1.42           1.11         1.16           (2.09)(f)     (3.08)         1.36
                                                 --------       --------     --------        --------      --------      --------
Total from investment operations                     1.73           1.36         1.41           (1.80)        (2.71)         1.77
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.31)         (0.31)       (0.27)          (0.27)        (0.39)        (0.41)
From net realized gains                                --             --           --              --         (0.74)        (0.31)
                                                 --------       --------     --------        --------      --------      --------
Total distributions declared
   to shareholders                                  (0.31)         (0.31)       (0.27)          (0.27)        (1.13)        (0.72)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  16.48       $  15.06     $  14.01        $  12.87      $  14.94      $  18.78
Total return (g)                                    11.54%(h)       9.75%(h)    11.07%(h)(i)   (12.23)%(h)   (14.94)%       10.21%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                         1.10%          1.19%        1.16%(k)        1.12%         1.11%         1.09%
Net investment income (j)                            1.92%          1.67%        2.04%(k)        2.01%(f)      2.23%         2.21%
Waiver/reimbursement                                 0.01%            --%(l)     0.01%(k)        0.03%           --            --
Portfolio turnover rate                                86%            75%         122%(i)          40%           65%           59%
Net assets, end of period (000's)                $167,278       $191,556     $217,935        $163,934      $230,562      $290,970
---------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were redesignated Liberty Asset Allocation Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)   Total return at net asset value assuming all distributions reinvested.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                       YEAR ENDED
                                                     SEPTEMBER 30,          PERIOD ENDED           YEAR ENDED OCTOBER 31,
                                                ------------------------    SEPTEMBER 30,    -----------------------------------
CLASS A SHARES                                     2005         2004 (a)    2003 (b)(c)       2002           2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  18.57       $  17.59     $  16.06        $  19.74      $  32.31     $  28.95
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.05(d)(e)    (0.08)(d)    (0.05)(d)        0.03(d)      (0.02)       (0.05)(d)
Net realized and unrealized gain
   (loss) on investments                             2.51           1.06         1.61           (3.71)        (8.92)        5.13
                                                 --------       --------     --------        --------      --------     --------
Total from investment operations                     2.56           0.98         1.56           (3.68)        (8.94)        5.08
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.02)            --        (0.03)             --            --           --
From net realized gains                                --             --           --              --         (3.63)       (1.72)
                                                 --------       --------     --------        --------      --------     --------
Total distributions declared
   to shareholders                                  (0.02)            --        (0.03)             --         (3.63)       (1.72)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  21.11       $  18.57     $  17.59        $  16.06      $  19.74     $  32.31
Total return (f)(g)                                 13.80%          5.57%        9.72%(h)      (18.64)%      (30.43)%      18.36%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (i)                                         1.11%          1.28%        1.30%(j)        1.12%         1.13%        1.12%
Net investment income (loss) (i)                     0.25%         (0.40)%      (0.30)%(j)       0.14%        (0.10)%      (0.17)%
Waiver/reimbursement                                   --%(k)         --%(k)     0.02%(j)        0.05%         0.03%        0.11%
Portfolio turnover rate                               113%           126%          91%(h)          43%           48%          54%
Net assets, end of period (000's)                $ 10,422       $  3,867     $  1,887        $     56      $    671     $    142
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                        YEAR ENDED
                                                      SEPTEMBER 30,           PERIOD ENDED           YEAR ENDED OCTOBER 31,
                                                 ------------------------     SEPTEMBER 30,   ----------------------------------
CLASS B SHARES                                     2005          2004 (a)      2003 (b)(c)      2002          2001        2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  17.76        $  16.96      $  15.57       $  19.32      $  31.94    $  28.84
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.09)(d)(e)    (0.21)(d)     (0.14)(d)      (0.14)(d)     (0.19)      (0.29)(d)
Net realized and unrealized
   gain (loss) on investments                        2.40            1.01          1.53          (3.61)        (8.80)       5.11
                                                 --------        --------      --------       --------      --------    --------
Total from investment operations                     2.31            0.80          1.39          (3.75)        (8.99)       4.82
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                --              --            --             --         (3.63)      (1.72)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  20.07        $  17.76      $  16.96       $  15.57      $  19.32    $  31.94
Total return (f)(g)                                 13.01%           4.72%         8.93%(h)     (19.41)%      (31.00)%     17.48%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.86%           2.03%         2.13%(j)       1.99%         1.95%       1.87%
Net investment loss (i)                             (0.48)%         (1.15)%       (0.97)%(j)     (0.73)%       (0.92)%     (0.92)%
Waiver/reimbursement                                   --%(k)          --%(k)      0.02%(j)       0.05%         0.03%       0.15%
Portfolio turnover rate                               113%            126%           91%(h)         43%           48%         54%
Net assets, end of period (000's)                $  7,799        $  3,195      $  1,013       $    207      $    309    $    450
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                        YEAR ENDED
                                                       SEPTEMBER 30,          PERIOD ENDED
                                                  -----------------------     SEPTEMBER 30,
CLASS C SHARES                                      2005         2004 (a)      2003 (b)(c)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 17.79        $  16.98       $ 16.04
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                             (0.09)(e)       (0.21)        (0.13)
Net realized and unrealized gain on investments      2.40            1.02          1.07
                                                  -------        --------       -------
Total from investment operations                     2.31            0.81          0.94
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 20.10        $  17.79       $ 16.98
Total return (f)(g)                                 12.98%           4.77%         5.86%(h)
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.86%           2.03%         2.00%(j)
Net investment loss (i)                             (0.45)%         (1.15)%       (0.92)%(j)
Waiver/reimbursement                                   --%(k)          --%(k)      0.02%(j)
Portfolio turnover rate                               113%            126%           91%(h)
Net assets, end of period (000's)                 $ 1,419        $    780       $   524
--------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f) Total return at net asset value assuming no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                       YEAR ENDED
                                                      SEPTEMBER 30,           PERIOD ENDED          YEAR ENDED OCTOBER 31,
                                                 ------------------------     SEPTEMBER 30,   ----------------------------------
CLASS G SHARES                                     2005          2004 (a)       2003 (b)(c)     2002          2001        2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  17.21        $  16.43      $  15.11       $  18.79      $  31.22    $  28.27
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.06)(d)(e)    (0.20)(d)     (0.15)(d)      (0.17)(d)     (0.21)      (0.35)(d)
Net realized and unrealized
   gain (loss) on investments                        2.30            0.98          1.47          (3.51)        (8.59)       5.02
                                                 --------        --------      --------       --------      --------    --------
Total from investment operations                     2.24            0.78          1.32          (3.68)        (8.80)       4.67
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                --              --            --             --         (3.63)      (1.72)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  19.45        $  17.21      $  16.43       $  15.11      $  18.79    $  31.22
Total return (f)(g)                                 13.02%           4.75%         8.66%(h)     (19.49)%      (31.16)%     17.29%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.81%           2.02%         2.31%(j)       2.18%         2.11%       2.07%
Net investment loss (i)                             (0.33)%         (1.14)%       (1.02)%(j)     (0.92)%       (1.08)%     (1.11)%
Waiver/reimbursement                                   --%(k)          --%(k)      0.02%(j)       0.07%         0.02%       0.02%
Portfolio turnover rate                               113%            126%           91%(h)         43%           48%         54%
Net assets, end of period (000's)                $ 46,276        $ 46,328      $ 54,850       $ 64,156      $ 92,292    $130,347
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                       YEAR ENDED
                                                      SEPTEMBER 30,         PERIOD ENDED             YEAR ENDED OCTOBER 31,
                                                 -----------------------    SEPTEMBER 30,    -----------------------------------
CLASS T SHARES                                     2005         2004 (a)      2003 (b)(c)      2002          2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  18.46       $  17.50     $  15.98        $  19.70      $  32.31     $  28.99
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.07(d)(e)    (0.09)(d)    (0.02)(d)       (0.02)(d)     (0.07)       (0.10)(d)
Net realized and unrealized
   gain (loss) on investments                        2.47           1.05         1.54           (3.70)        (8.91)        5.14
                                                 --------       --------     --------        --------      --------     --------
Total from investment operations                     2.54           0.96         1.52           (3.72)        (8.98)        5.04
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.02)            --           --              --            --           --
From net realized gains                                --             --           --              --         (3.63)       (1.72)
                                                 --------       --------     --------        --------      --------     --------
Total distributions declared
   to shareholders                                  (0.02)            --           --              --         (3.63)       (1.72)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  20.98       $  18.46     $  17.50        $  15.98      $  19.70     $  32.31
Total return (f)                                    13.76%(g)       5.49%(g)     9.51%(g)(h)   (18.88)%(g)   (30.57)%(g)   18.18%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.16%          1.35%        1.45%(j)        1.34%         1.31%        1.28%
Net investment income (loss) (i)                     0.33%         (0.47)%      (0.16)%(j)      (0.08)%       (0.28)%      (0.33)%
Waiver/reimbursement                                   --%(k)         --%(k)     0.02%(j)        0.07%         0.02%          --
Portfolio turnover rate                               113%           126%          91%(h)          43%           48%          54%
Net assets, end of period (000's)                $218,095       $219,129     $235,849        $239,279      $346,214     $580,417
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                    SEPTEMBER 30,           PERIOD ENDED           YEAR ENDED OCTOBER 31,
                                              -------------------------    SEPTEMBER 30,    -------------------------------------
CLASS Z SHARES                                   2005          2004 (a)     2003 (b)(c)       2002         2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $    18.87       $  17.84     $  16.28        $  19.99     $  32.61      $    29.15
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.11(d)(e)    (0.03)(d)     0.05(d)         0.07(d)      0.02            0.01(d)
Net realized and unrealized
   gain (loss) on investments                       2.55           1.07         1.57           (3.78)       (9.01)           5.18
                                              ----------       --------     --------        --------     --------      ----------
Total from investment operations                    2.66           1.04         1.62           (3.71)       (8.99)           5.19
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.03)         (0.01)       (0.06)             --           --           (0.01)
From net realized gains                               --             --           --              --        (3.63)          (1.72)
                                              ----------       --------     --------        --------     --------      ----------
Total distributions declared
   to shareholders                                 (0.03)         (0.01)       (0.06)             --        (3.63)          (1.73)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $    21.50       $  18.87     $  17.84        $  16.28     $  19.99      $    32.61
Total return (f)                                   14.12%(g)       5.83%(g)     9.93%(g)(h)   (18.51)%(g)  (30.29)%(g)      18.63%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (i)                                        0.86%          1.03%        0.99%(j)        0.91%        0.93%           0.91%
Net investment income (loss) (i)                    0.53%         (0.15)%       0.30%(j)        0.35%        0.10%           0.04%
Waiver/reimbursement                                  --%(k)         --%(k)     0.02%(j)        0.05%        0.01%             --
Portfolio turnover rate                              113%           126%          91%(h)          43%          48%             54%
Net assets, end of period (000's)             $1,242,736       $634,710     $670,649        $699,215     $845,887      $1,258,399
---------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                        YEAR ENDED
                                                       SEPTEMBER 30,         PERIOD ENDED
                                                  -----------------------    SEPTEMBER 30,
CLASS A SHARES                                     2005          2004 (a)     2003 (b)(c)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 12.71        $  11.02     $   10.06
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                            0.17(e)         0.17          0.04
Net realized and unrealized gain on investments      1.88            1.75          0.92
                                                  -------        --------     ---------
Total from investment operations                     2.05            1.92          0.96
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.16)          (0.23)           --
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 14.60        $  12.71     $   11.02
Total return (f)                                    16.21%(g)       17.53%         9.54%(h)
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.23%           1.31%         1.31%(j)
Net investment income (i)                            1.21%           1.34%         0.49%(j)
Waiver/reimbursement                                 0.01%             --            --
Portfolio turnover rate                                94%            101%           50%(h)
Net assets, end of period (000's)                 $ 4,269        $  2,511     $     903
--------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                        YEAR ENDED
                                                       SEPTEMBER 30,          PERIOD ENDED
                                                  -----------------------     SEPTEMBER 30,
CLASS B SHARES                                      2005         2004 (a)      2003 (b)(c)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 12.16        $  10.49     $    9.67
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                     0.06(e)         0.07         (0.02)
Net realized and unrealized gain on investments      1.80            1.67          0.84
                                                  -------        --------     ---------
Total from investment operations                     1.86            1.74          0.82
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.06)          (0.07)           --
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 13.96        $  12.16     $   10.49
Total return (f)                                    15.30%(g)       16.64%         8.48%(h)
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.98%           2.06%         2.26%(j)
Net investment income (loss) (i)                     0.46%           0.60%        (0.27)%(j)
Waiver/reimbursement                                 0.01%             --            --
Portfolio turnover rate                                94%            101%           50%(h)
Net assets, end of period (000's)                 $ 3,974        $  2,370     $     338
--------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                         YEAR ENDED
                                                        SEPTEMBER 30,          PERIOD ENDED
                                                  -----------------------      SEPTEMBER 30,
CLASS C SHARES                                      2005         2004 (a)       2003 (b)(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 12.14        $  10.47     $    9.67
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                     0.06(e)         0.07         (0.05)
Net realized and unrealized gain on investments      1.80            1.67          0.85
                                                  -------        --------     ---------
Total from investment operations                     1.86            1.74          0.80
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.06)          (0.07)           --
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 13.94        $  12.14     $   10.47
Total return (f)                                    15.33%(g)       16.67%         8.27%(g)(h)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                         1.98%           2.07%         2.49%(j)
Net investment income (loss) (i)                     0.49%           0.63%        (0.60)%(j)
Waiver/reimbursement                                 0.01%             --          0.49%(j)
Portfolio turnover rate                                94%            101%           50%(h)
Net assets, end of period (000's)                 $   453        $    291     $      24
----------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------     SEPTEMBER 30,    ------------------------------------
CLASS G SHARES                                   2005         2004 (a)     2003 (b)(c)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.17        $  10.50      $   9.21        $  12.10      $  16.73      $  18.08
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.08(d)(e)      0.08(d)      (0.04)(d)       (0.19)        (0.10)        (0.15)
Net realized and unrealized
   gain (loss) on investments                     1.78            1.67          1.33           (2.35)        (1.64)         1.25
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  1.86            1.75          1.29           (2.54)        (1.74)         1.10
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.06)          (0.08)           --              --            --            --
From net realized gains                             --              --            --            0.35)        (2.89)        (2.45)
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
   to shareholders                               (0.06)          (0.08)           --           (0.35)        (2.89)        (2.45)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  13.97        $  12.17      $  10.50        $   9.21      $  12.10      $  16.73
Total return (f)                                 15.35%(g)       16.67%        14.01%(h)      (21.85)%      (11.00)%(g)     7.12%(g)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (i)                                      1.93%           2.06%         2.31%(j)        2.18%         2.13%         2.09%
Net investment income (loss) (i)                  0.64%           0.64%        (0.47)%(j)      (1.15)%       (0.91)%       (0.83)%
Waiver/reimbursement                              0.01%             --            --              --          0.02%         0.03%
Portfolio turnover rate                             94%            101%           50%(h)          99%          127%           72%
Net assets, end of period (000's)             $  4,326        $  7,502      $ 11,074        $ 16,791      $ 25,776      $ 30,555
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------     SEPTEMBER 30,    ------------------------------------
CLASS T SHARES                                  2005          2004 (a)     2003 (b)(c)       2002           2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.72        $  11.00      $   9.58        $  12.48      $  17.05      $  18.28
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.17(d)(e)      0.16(d)       0.03(d)        (0.05)        (0.02)        (0.02)
Net realized and unrealized
   gain (loss) on investments                     1.86            1.76          1.39           (2.50)        (1.66)         1.25
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.03            1.92          1.42           (2.55)        (1.68)         1.23
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.15)          (0.20)           --              --            --         (0.01)
In excess of net investment income                  --              --            --              --            --            --(f)
From net realized gains                             --              --            --           (0.35)        (2.89)        (2.45)
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
   to shareholders                               (0.15)          (0.20)           --           (0.35)        (2.89)        (2.46)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  14.60        $  12.72      $  11.00        $   9.58      $  12.48      $  17.05
Total return (g)                                 16.06%(h)       17.54%        14.82%(i)      (21.31)%      (10.27)%(h)     7.83%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (j)                                      1.28%           1.38%         1.50%(k)        1.41%         1.39%         1.36%
Net investment income (loss) (j)                  1.22%           1.31%         0.35%(k)       (0.38)%       (0.17)%       (0.10)%
Waiver/reimbursement                              0.01%             --            --              --          0.01%           --
Portfolio turnover rate                             94%            101%           50%(i)          99%          127%           72%
Net assets, end of period (000's)             $134,792        $133,094      $127,993        $123,085      $180,435      $226,836
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)   Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS Z SHARES                                  2005          2004 (a)      2003 (b)(c)       2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.95        $  11.24      $   9.75        $  12.65      $  17.17      $  18.35
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.21(d)(e)      0.20(d)       0.08(d)        (0.02)         0.02          0.04
Net realized and unrealized
   gain (loss) on investments                     1.91            1.79          1.41           (2.53)        (1.65)         1.25
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.12            1.99          1.49           (2.55)        (1.63)         1.29
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.20)          (0.28)           --              --            --         (0.02)
In excess of net investment income                  --              --            --              --            --            --(f)
From net realized gains                             --              --            --           (0.35)        (2.89)        (2.45)
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
   to shareholders                               (0.20)          (0.28)           --           (0.35)        (2.89)        (2.47)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  14.87        $  12.95      $  11.24        $   9.75      $  12.65      $  17.17
Total return (g)                                 16.43%(h)       17.86%        15.28%(i)      (20.96)%       (9.91)%        8.22%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (j)                                      0.98%           1.06%         1.04%(k)        0.98%         1.00%         1.00%
Net investment income (j)                         1.53%           1.62%         0.82%(k)        0.05%         0.22%         0.26%
Waiver/reimbursement                              0.01%             --            --              --            --            --
Portfolio turnover rate                             94%            101%           50%(i)          99%          127%           72%
Net assets, end of period (000's)             $283,187        $283,469      $224,137        $167,867      $152,002      $164,864
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)   Rounds to less than $0.01 per share.

(g)   Total return at net asset value assuming all distributions reinvested.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    YEAR ENDED
                                                   SEPTEMBER 30,            PERIOD ENDED           YEAR ENDED OCTOBER 31,
                                              ------------------------     SEPTEMBER 30,   -------------------------------------
CLASS A SHARES                                2005 (a)        2004 (b)      2003 (c)(d)       2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.01        $  11.22       $  10.08      $  12.74      $  16.41       $  16.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.07(e)(f)        --(e)(g)     0.03(e)       0.03(e)       0.02           0.04
Net realized and unrealized
   gain (loss) on investments                     1.93            0.80           1.16         (2.23)        (2.38)          1.34
                                              --------        --------       --------      --------      --------       --------
Total from investment operations                  2.00            0.80           1.19         (2.20)        (2.36)          1.38
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.07)          (0.01)         (0.05)        (0.02)        (0.03)         (0.06)
In excess of net investment income                  --              --             --            --            --(g)          --
From net realized gains                          (0.35)             --             --         (0.44)        (1.28)         (0.91)
                                              --------        --------       --------      --------      --------       --------
Total distributions declared
   to shareholders                               (0.42)          (0.01)         (0.05)        (0.46)        (1.31)         (0.97)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  13.59        $  12.01       $  11.22      $  10.08      $  12.74       $  16.41
Total return (h)                                 16.98%(i)        7.09%(i)      11.82%(j)    (18.14)%(i)   (15.34)%(i)      9.27%(i)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (k)                                      1.24%           1.35%          1.48%(l)      1.28%         1.19%          1.14%
Net investment income (loss) (k)                  0.59%          (0.02)%         0.37%(l)      0.25%         0.22%          0.30%
Waiver/reimbursement                              0.09%             --%(m)         --          0.24%         0.03%          0.10%
Portfolio turnover rate                            105%            115%            55%(j)        13%           19%            42%
Net assets, end of period (000's)             $ 10,393        $  9,304       $  7,570      $     15      $     60       $    156
--------------------------------------------------------------------------------------------------------------------------------


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)   Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)   Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

(m)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    YEAR ENDED
                                                   SEPTEMBER 30,             PERIOD ENDED         YEAR ENDED OCTOBER 31,
                                              ------------------------      SEPTEMBER 30,  -------------------------------------
CLASS B SHARES                                2005 (a)        2004 (b)      2003 (c)(d)      2002          2001           2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.68        $  10.99       $   9.90      $  12.59      $  16.32       $  15.97
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                              (0.04)(e)(f)    (0.09)(e)      (0.04)(e)     (0.06)(e)     (0.07)         (0.07)
Net realized and unrealized
   gain (loss) on investments                     1.88            0.78           1.14         (2.19)        (2.38)          1.33
                                              --------        --------       --------      --------      --------       --------
Total from investment operations                  1.84            0.69           1.10         (2.25)        (2.45)          1.26
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.05)             --          (0.01)           --            --             --
From net realized gains                          (0.35)             --             --         (0.44)        (1.28)         (0.91)
                                              --------        --------       --------      --------      --------       --------
Total distributions declared
   to shareholders                               (0.40)             --          (0.01)        (0.44)        (1.28)         (0.91)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  13.12        $  11.68       $  10.99      $   9.90      $  12.59       $  16.32
Total return (g)                                 16.02%(h)        6.28%(h)      11.12%(i)    (18.75)%(h)   (15.95)%(h)      8.38%(h)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses (j)                                      1.99%           2.09%          2.19%(k)      2.02%         1.96%          1.89%
Net investment loss (j)                          (0.31)%         (0.76)%        (0.38)%(k)    (0.49)%       (0.55)%        (0.45)%
Waiver/reimbursement                              0.09%             --%(l)         --          0.02%         0.04%          0.18%
Portfolio turnover rate                            105%            115%            55%(i)        13%           19%            42%
Net assets, end of period (000's)             $  6,628        $  3,425       $  1,755      $     55      $    109       $    129
--------------------------------------------------------------------------------------------------------------------------------


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class B shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                         YEAR ENDED
                                                        SEPTEMBER 30,             PERIOD ENDED
                                                  --------------------------     SEPTEMBER 30,
CLASS C SHARES                                     2005 (a)         2004 (b)      2003 (c)(d)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   11.68        $   10.99        $    10.21
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                               (0.03)(f)        (0.09)            (0.04)
Net realized and unrealized gain on investments        1.88             0.78              0.83
Total from investment operations                       1.85             0.69              0.79
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.05)              --                --
From net realized gains                               (0.35)              --             (0.01)
Total distributions declared to shareholders          (0.40)              --             (0.01)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $   13.13        $   11.68        $    10.99
Total return (g)                                      16.10%(h)         6.28%(h)          7.74%(i)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                           1.99%            2.09%             2.18%(k)
Net investment loss (j)                               (0.25)%          (0.74)%           (0.42)%(k)
Waiver/reimbursement                                   0.09%              --%(l)            --
Portfolio turnover rate                                 105%             115%               55%(i)
Net assets, end of period (000's)                 $     605        $     345        $      223
----------------------------------------------------------------------------------------------


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                      YEAR ENDED
                                                    SEPTEMBER 30,            PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              --------------------------    SEPTEMBER 30,     ----------------------------------
CLASS G SHARES                                2005 (a)          2004 (b)     2003 (c)(d)        2002          2001        2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.57          $  10.89      $   9.82        $  12.50      $  16.23    $  15.90
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        --(e)(f)(g)    (0.09)(e)     (0.02)(e)       (0.06)(e)     (0.09)      (0.10)
Net realized and unrealized
  gain (loss) on investments                      1.83              0.77          1.10           (2.18)        (2.36)       1.34
                                              --------          --------      --------        --------      --------    --------
Total from investment operations                  1.83              0.68          1.08           (2.24)        (2.45)       1.24
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.05)               --         (0.01)             --            --          --
From net realized gains                          (0.35)               --            --           (0.44)        (1.28)      (0.91)
                                              --------          --------      --------        --------      --------    --------
Total distributions declared
  to shareholders                                (0.40)               --         (0.01)          (0.44)        (1.28)      (0.91)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  13.00          $  11.57      $  10.89        $   9.82      $  12.50    $  16.23
Total return (h)                                 16.10%(i)          6.24%(i)     11.00%(i)(j)   (18.80)%(i)   (16.11)%      8.35%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (k)                                      1.94%             2.09%         2.19%(l)        2.08%         2.05%       2.04%
Net investment income (loss) (k)                  0.03%            (0.77)%       (0.28)%(l)      (0.55)%       (0.64)%     (0.60)%
Waiver/reimbursement                              0.09%             0.02%         0.05%(l)        0.02%           --          --
Portfolio turnover rate                            105%              115%           55%(j)          13%           19%         42%
Net assets, end of period (000's)             $  9,218          $ 16,419      $ 28,917        $ 31,407      $ 48,512    $ 61,857
--------------------------------------------------------------------------------------------------------------------------------


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Rounds to less than $0.01 per share. (g) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)   Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS T SHARES                                2005 (a)        2004 (b)     2003 (c)(d)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.95        $  11.18      $  10.05        $  12.70      $  16.37      $  15.98
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.07(e)(f)     (0.01)(e)      0.04(e)         0.02(e)       0.02          0.02
Net realized and unrealized
  gain (loss) on investments                      1.92            0.78          1.14           (2.22)        (2.39)         1.33
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  1.99            0.77          1.18           (2.20)        (2.37)         1.35
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.07)             --(g)      (0.05)          (0.01)        (0.02)        (0.05)
In excess of net investment income                  --              --            --              --            --(g)         --(g)
From net realized gains                          (0.35)             --            --           (0.44)        (1.28)        (0.91)
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
  to shareholders                                (0.42)             --         (0.05)          (0.45)        (1.30)        (0.96)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  13.52        $  11.95      $  11.18        $  10.05      $  12.70      $  16.37
Total return (h)                                 16.97%(i)        6.92%(i)     11.76%(j)      (18.16)%(i)   (15.46)%(i)     9.06%(i)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (k)                                      1.29%           1.40%         1.46%(l)        1.35%         1.34%         1.28%
Net investment income (loss) (k)                  0.57%          (0.07)%        0.45%(l)        0.18%         0.07%         0.16%
Waiver/reimbursement                              0.09%             --%(m)        --            0.01%         0.02%         0.09%
Portfolio turnover rate                            105%            115%           55%(j)          13%           19%           42%
Net assets, end of period (000's)             $180,345        $179,310      $185,938        $180,269      $259,884      $217,423
--------------------------------------------------------------------------------------------------------------------------------


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)   Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)   Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

(m)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS Z SHARES                                2005 (a)        2004 (b)     2003 (c)(d)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.05        $  11.25      $  10.11        $  12.77      $  16.43      $  16.02
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.09(e)(f)      0.03(e)       0.08(e)         0.07(e)       0.06          0.08
Net realized and unrealized
  gain (loss) on investments                      1.95            0.79          1.15           (2.23)        (2.39)         1.32
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.04            0.82          1.23           (2.16)        (2.33)         1.40
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.08)          (0.02)        (0.09)          (0.06)        (0.05)        (0.08)
In excess of net investment income                  --              --            --              --            --(g)         --(g)
From net realized gains                          (0.35)             --            --           (0.44)        (1.28)        (0.91)
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
  to shareholders                                (0.43)          (0.02)        (0.09)          (0.50)        (1.33)        (0.99)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  13.66        $  12.05      $  11.25        $  10.11      $  12.77      $  16.43
Total return (h)                                 17.25%(i)        7.28%(i)     12.20%(j)      (17.85)%(i)   (15.12)%        9.38%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (k)                                      0.99%           1.07%         1.03%(l)        0.97%         0.97%         1.00%
Net investment income (k)                         0.67%           0.26%         0.89%(l)        0.56%         0.44%         0.44%
Waiver/reimbursement                              0.09%             --%(m)        --            0.03%           --            --
Portfolio turnover rate                            105%            115%           55%(j)          13%           19%           42%
Net assets, end of period (000's)             $310,472        $175,124      $190,195        $340,496      $460,302      $678,398
--------------------------------------------------------------------------------------------------------------------------------


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)   Rounds to less than $0.01 per share.

(h)   Total return at net asset value assuming all distributions reinvested.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)   Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

(m)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS A SHARES                                2005 (a)        2004 (b)     2003 (c)(d)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  17.54        $  15.30      $  12.64        $  14.05      $  14.33      $  13.04
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (e)                 (0.06)          (0.07)        (0.04)          (0.03)         0.02          0.05
Net realized and unrealized
  gain (loss) on investments                      2.91            2.75          3.35           (0.07)         1.61          2.64
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.85            2.68          3.31           (0.10)         1.63          2.69
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          --              --            --              --         (0.04)        (0.04)
From net realized gains                          (1.07)          (0.44)        (0.65)          (1.31)        (1.87)        (1.36)
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
  to shareholders                                (1.07)          (0.44)        (0.65)          (1.31)        (1.91)        (1.40)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  19.32        $  17.54      $  15.30        $  12.64      $  14.05      $  14.33
Total return (f)(g)                              16.69%          17.73%        27.25%(h)       (1.73)%       12.87%        22.26%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (i)                                      1.13%           1.15%         1.24%(j)        1.29%         1.23%         1.16%
Net investment income (loss) (i)                 (0.31)%         (0.40)%       (0.28)%(j)      (0.19)%        0.17%         0.36%
Waiver/reimbursement                                --%(k)          --%(k)      0.02%(j)        0.01%         0.04%         0.16%
Portfolio turnover rate                             16%             26%           19%(h)          23%           46%           43%
Net assets, end of period (000's)             $211,527        $211,502      $ 57,462        $    210      $    168      $    189
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS B SHARES                                2005 (a)        2004 (b)     2003 (c)(d)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  16.89        $  14.75      $  12.31        $  13.82      $  14.19      $  12.98
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                          (0.19)          (0.19)        (0.15)          (0.14)        (0.10)        (0.05)
Net realized and unrealized
  gain (loss) on investments                      2.81            2.67          3.24           (0.06)         1.60          2.62
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.62            2.48          3.09           (0.20)         1.50          2.57
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                          (0.95)          (0.34)        (0.65)          (1.31)        (1.87)        (1.36)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  18.56        $  16.89      $  14.75        $  12.31      $  13.82      $  14.19
Total return (f)(g)                              15.87%          16.96%        26.14%(h)       (2.55)%       11.91%        21.46%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (i)                                      1.88%           1.90%         2.10%(j)        2.12%         2.08%         1.93%
Net investment loss (i)                          (1.06)%         (1.15)%       (1.14)%(j)      (1.02)%       (0.68)%       (0.41)%
Waiver/reimbursement                                --%(k)          --%(k)      0.02%(j)        0.01%         0.07%         0.53%
Portfolio turnover rate                             16%             26%           19%(h)          23%           46%           43%
Net assets, end of period (000's)             $ 42,439        $ 40,170      $ 11,122        $    282      $    198      $    170
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                          YEAR ENDED
                                                        SEPTEMBER 30,              PERIOD ENDED
                                                  --------------------------       SEPTEMBER 30,
CLASS C SHARES                                    2005 (a)         2004 (b)         2003 (c)(d)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   16.91        $   14.77        $    12.55
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                               (0.19)           (0.19)            (0.14)
Net realized and unrealized gain on investments        2.80             2.67              3.01
                                                  ---------        ---------        ----------
Total from investment operations                       2.61             2.48              2.87
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                               (0.95)           (0.34)            (0.65)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $   18.57        $   16.91        $    14.77
Total return (f)(g)                                   15.79%           16.94%            23.90%(h)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           1.88%            1.90%             2.03%(j)
Net investment loss (i)                               (1.06)%          (1.15)%           (1.10)%(j)
Waiver/reimbursement                                     --%(k)           --%(k)          0.02%(j)
Portfolio turnover rate                                  16%              26%               19%(h)
Net assets, end of period (000's)                 $  56,163        $  64,686        $   12,670
------------------------------------------------------------------------------------------------


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS G SHARES                                2005 (a)        2004 (b)     2003 (c)(d)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  16.75        $  14.63      $  12.22        $  13.72      $  14.13      $  12.96
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                          (0.18)          (0.18)        (0.12)          (0.14)        (0.11)        (0.10)
Net realized and unrealized
  gain (loss) on investments                      2.78            2.64          3.18           (0.05)         1.57          2.63
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.60            2.46          3.06           (0.19)         1.46          2.53
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                          (0.95)          (0.34)        (0.65)          (1.31)        (1.87)        (1.36)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  18.40        $  16.75      $  14.63        $  12.22      $  13.72      $  14.13
Total return (f)                                 15.91%(g)       16.97%(g)     26.09%(g)(h)    (2.49)%(g)    11.73%        21.06%(g)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (i)                                      1.83%           1.87%         2.10%(j)        2.12%         2.21%         2.23%
Net investment loss (i)                          (1.01)%         (1.11)%       (1.03)%(j)      (1.02)%       (0.80)%       (0.71)%
Waiver/reimbursement                                --%(k)          --%(k)      0.02%(j)        0.01%           --          0.18%
Portfolio turnover rate                             16%             26%           19%(h)          23%           46%           43%
Net assets, end of period (000's)             $  8,963        $ 10,952      $ 10,353        $  9,046      $  5,278      $  2,838
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS T SHARES                                2005 (a)        2004 (b)     2003 (c)(d)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  17.40        $  15.16      $  12.55        $  13.96      $  14.25      $  12.98
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (e)                 (0.07)          (0.08)        (0.03)          (0.03)           --(f)       0.01
Net realized and unrealized
  gain (loss) on investments                      2.88            2.74          3.29           (0.07)         1.59          2.63
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.81            2.66          3.26           (0.10)         1.59          2.64
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          --              --            --              --         (0.01)        (0.01)
From net realized gains                          (1.06)          (0.42)        (0.65)          (1.31)        (1.87)        (1.36)
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
  to shareholders                                (1.06)          (0.42)        (0.65)          (1.31)        (1.88)        (1.37)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  19.15        $  17.40      $  15.16        $  12.55      $  13.96      $  14.25
Total return (g)                                 16.58%(h)       17.73%(h)     27.03%(h)(i)    (1.75)%(h)    12.66%        21.96%(h)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (j)                                      1.18%           1.21%         1.34%(k)        1.33%         1.42%         1.44%
Net investment income (loss) (j)                 (0.36)%         (0.45)%       (0.26)%(k)      (0.23)%       (0.02)%        0.08%
Waiver/reimbursement                                --%(l)          --%(l)      0.02%(k)        0.01%           --          0.11%
Portfolio turnover rate                             16%             26%           19%(i)          23%           46%           43%
Net assets, end of period (000's)             $150,042        $146,752      $134,455        $115,468      $100,159      $ 87,457
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b) On October 13, 2003, the Liberty Small Cap Fund was redesignated the Columbia Small Cap Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were renamed Liberty Small Cap Fund, Class T shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f)   Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA SMALL CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    YEAR ENDED
                                                  SEPTEMBER 30,            PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                            --------------------------    SEPTEMBER 30,     ------------------------------------
CLASS Z SHARES                               2005 (a)        2004 (b)      2003 (c)(d)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $    17.73      $    15.45      $  12.75        $  14.11      $  14.38      $  13.07
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (e)                 (0.01)          (0.03)         0.02            0.03          0.07          0.08
Net realized and unrealized
  gain (loss) on investments                      2.94            2.80          3.34           (0.07)         1.60          2.65
                                            ----------      ----------      --------        --------      --------      --------
Total from investment operations                  2.93            2.77          3.36           (0.04)         1.67          2.73
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                          --              --         (0.01)          (0.01)        (0.07)        (0.06)
From net realized gains                          (1.12)          (0.49)        (0.65)          (1.31)        (1.87)        (1.36)
                                            ----------      ----------      --------        --------      --------      --------
Total distributions declared
  to shareholders                                (1.12)          (0.49)        (0.66)          (1.32)        (1.94)        (1.42)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $    19.54      $    17.73      $  15.45        $  12.75      $  14.11      $  14.38
Total return (f)                                 16.96%(g)       18.12%(g)     27.44%(g)(h)    (1.26)%(g)    13.20%        22.62%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (i)                                      0.88%           0.90%         0.92%(j)        0.90%         0.92%         0.94%
Net investment income (loss) (i)                 (0.06)%         (0.15)%        0.14%(j)        0.20%         0.48%         0.58%
Waiver/reimbursement                                --%(k)          --%(k)      0.02%(j)        0.01%           --            --
Portfolio turnover rate                             16%             26%           19%(h)          23%           46%           43%
Net assets, end of period (000's)           $1,058,362      $1,101,312      $789,666        $485,197      $425,687      $332,703
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)   The Fund changed its fiscal year end from October 31 to September 30.

(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.

(e) Per share data was calculated using average shares outstanding during the period.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                          YEAR ENDED
                                                        SEPTEMBER 30,             PERIOD ENDED
                                                  --------------------------     SEPTEMBER 30,
CLASS A SHARES                                      2005           2004 (a)       2003 (b)(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   15.94        $   14.10        $    11.74
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                               (0.18)           (0.19)            (0.17)
Net realized and unrealized gain on investments        2.39             2.03              2.53
                                                  ---------        ---------        ----------
Total from investment operations                       2.21             1.84              2.36
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $   18.15        $   15.94        $    14.10
Total return (e)                                      13.86%(f)        13.05%(f)         20.10%(g)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           1.34%            1.35%             1.62%(i)
Net investment loss (h)                               (1.07)%          (1.16)%           (1.42)%(i)
Waiver/reimbursement                                   0.02%            0.01%               --
Portfolio turnover rate                                 110%              54%              123%(g)
Net assets, end of period (000's)                 $   5,287        $   4,586        $      384
----------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                          YEAR ENDED
                                                        SEPTEMBER 30,             PERIOD ENDED
                                                  --------------------------     SEPTEMBER 30,
CLASS B SHARES                                      2005           2004 (a)       2003 (b)(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   14.88        $   13.26        $    11.13
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                               (0.29)           (0.29)            (0.25)
Net realized and unrealized gain on investments        2.23             1.91              2.38
                                                  ---------        ---------        ----------
Total from investment operations                       1.94             1.62              2.13
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $   16.82        $   14.88        $    13.26
Total return (e)                                      13.04%(f)        12.22%(f)         19.14%(g)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           2.09%            2.09%             2.47%(i)
Net investment loss (h)                               (1.82)%          (1.90)%           (2.24)%(i)
Waiver/reimbursement                                   0.02%            0.01%               --
Portfolio turnover rate                                 110%              54%              123%(g)
Net assets, end of period (000's)                 $   2,398        $   1,826        $      203
----------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                          YEAR ENDED
                                                        SEPTEMBER 30,             PERIOD ENDED
                                                  --------------------------     SEPTEMBER 30,
CLASS C SHARES                                      2005           2004 (a)       2003 (b)(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   14.84        $   13.22        $    11.13
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                               (0.29)           (0.29)            (0.29)
Net realized and unrealized gain on investments        2.22             1.91              2.38
                                                  ---------        ---------        ----------
Total from investment operations                       1.93             1.62              2.09
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $   16.77        $   14.84        $    13.22
Total return (e)                                      13.01%(f)        12.25%(f)         18.78%(g)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           2.09%            2.09%             2.84%(i)
Net investment loss (h)                               (1.82)%          (1.90)%           (2.59)%(i)
Waiver/reimbursement                                   0.02%            0.01%               --
Portfolio turnover rate                                 110%              54%              123%(g)
Net assets, end of period (000's)                 $   1,074        $     982        $       56
----------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS G SHARES                                  2005          2004 (a)     2003 (b)(c)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  14.85        $  13.24      $  10.65        $  14.30      $  21.10      $  15.31
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                              (0.28)(d)       (0.30)(d)     (0.25)(d)       (0.27)(d)     (0.25)        (0.37)
Net realized and unrealized gain
  (loss) on investments                           2.22            1.91          2.84           (3.38)        (3.15)         6.16
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  1.94            1.61          2.59           (3.65)        (3.40)         5.79
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                             --              --            --              --         (3.40)           --
In excess of net realized gains                     --              --            --              --            --(e)         --
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
  to shareholders                                   --              --            --              --         (3.40)           --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  16.79        $  14.85      $  13.24        $  10.65      $  14.30      $  21.10
Total return (f)                                 13.06%(g)       12.16%(g)     24.32%(h)      (25.52)%(g)   (17.66)%       37.82%(g)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (i)                                      2.04%           2.16%         2.53%(j)        2.29%         2.25%         2.24%
Net investment loss (i)                          (1.77)%         (1.98)%       (2.34)%(j)      (1.97)%       (1.74)%       (1.79)%
Waiver/reimbursement                              0.02%           0.01%           --            0.03%           --          0.01%
Portfolio turnover rate                            110%             54%          123%(h)          96%           75%           91%
Net assets, end of period (000's)             $  3,676        $  4,565      $  6,651        $  9,148      $ 15,190      $ 18,936
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Liberty Small Company Equity Fund, Class G shares. (d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS T SHARES                                  2005          2004 (a)     2003 (b)(c)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  15.92        $  14.09      $  11.23        $  14.95      $  21.75      $  15.66
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                              (0.19)(d)       (0.20)(d)     (0.15)(d)       (0.16)(d)     (0.17)        (0.22)
Net realized and unrealized gain
  (loss) on investments                           2.38            2.03          3.01           (3.56)        (3.23)         6.31
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.19            1.83          2.86           (3.72)        (3.40)         6.09
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                             --              --            --              --         (3.40)           --
In excess of net realized gains                     --              --            --              --            --(e)         --
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
  to shareholders                                   --              --            --              --         (3.40)           --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  18.11        $  15.92      $  14.09        $  11.23      $  14.95      $  21.75
Total return (f)                                 13.76%(g)       12.99%(g)     25.47%(g)(h)   (24.88)%(g)   (17.03)%       38.89%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (i)                                      1.39%           1.41%         1.54%(j)        1.46%         1.42%         1.44%
Net investment loss (i)                          (1.12)%         (1.23)%       (1.35)%(j)      (1.14)%       (0.91)%       (0.99)%
Waiver/reimbursement                              0.02%           0.02%         0.05%(j)        0.03%           --            --
Portfolio turnover rate                            110%             54%          123%(h)          96%           75%           91%
Net assets, end of period (000's)             $ 67,374        $ 68,359      $ 66,780        $ 57,537      $ 84,332      $125,427
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Liberty Small Company Equity Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     YEAR ENDED
                                                   SEPTEMBER 30,           PERIOD ENDED            YEAR ENDED OCTOBER 31,
                                              ------------------------    SEPTEMBER 30,     ------------------------------------
CLASS Z SHARES                                  2005          2004 (a)     2003 (b)(c)        2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  16.84        $  14.85      $  11.79        $  15.63      $  22.48      $  16.13
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                              (0.15)(d)       (0.15)(d)     (0.11)(d)       (0.11)(d)     (0.10)        (0.12)
Net realized and unrealized gain
  (loss) on investments                           2.53            2.14          3.17           (3.73)        (3.35)         6.47
                                              --------        --------      --------        --------      --------      --------
Total from investment operations                  2.38            1.99          3.06           (3.84)        (3.45)         6.35
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                             --              --            --              --         (3.40)           --
In excess of net realized gains                     --              --            --              --            --(e)         --
                                              --------        --------      --------        --------      --------      --------
Total distributions declared
  to shareholders                                   --              --            --              --         (3.40)           --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  19.22        $  16.84      $  14.85        $  11.79      $  15.63      $  22.48
Total return (f)                                 14.13%(g)       13.40%(g)     25.95%(h)      (24.62)%(g)   (16.63)%       39.43%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (i)                                      1.09%           1.08%         1.12%(j)        1.04%         1.03%         1.03%
Net investment loss (i)                          (0.82)%         (0.90)%       (0.93)%(j)      (0.72)%       (0.52)%       (0.58)%
Waiver/reimbursement                              0.02%           0.01%           --            0.01%           --            --
Portfolio turnover rate                            110%             54%          123%(h)          96%           75%           91%
Net assets, end of period (000's)             $152,785        $300,109      $293,603        $217,377      $318,414      $422,579
--------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Trust shares were redesignated Liberty Small Company Equity Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM ______________________________________________
                                                           COLUMBIA EQUITY FUNDS

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST XI AND THE SHAREHOLDERS OF:
   COLUMBIA ASSET ALLOCATION FUND
   COLUMBIA LARGE CAP GROWTH FUND
   COLUMBIA DISCIPLINED VALUE FUND
   COLUMBIA INTERNATIONAL EQUITY FUND
   COLUMBIA COMMON STOCK FUND (FORMERLY COLUMBIA LARGE CAP CORE FUND) COLUMBIA SMALL CAP CORE FUND (FORMERLY COLUMBIA SMALL CAP FUND) COLUMBIA SMALL COMPANY EQUITY FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the above Funds (the "Funds") at September 30, 2005, the results of their operations, for the years then ended, the changes in their net assets, and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements and financial highlights of the funds as of September 30, 2003 and for fiscal periods ending on or prior to September 30, 2003 were audited by other independent accountants, whose report dated November 14, 2003 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2005

UNAUDITED INFORMATION __________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

FEDERAL INCOME TAX INFORMATION

COLUMBIA ASSET ALLOCATION FUND

For the fiscal year ended September 30, 2005, the Fund designates long-term capital gains of $27,645,883.

For non-corporate shareholders 58.39% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2004 to September 30, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

41.75% of the ordinary income distributed by the Fund, for the year ended September 30, 2005, qualifies for the corporate dividends received deduction.

COLUMBIA LARGE CAP GROWTH FUND

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2004 to September 30, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

100.00% of the ordinary income distributed by the Fund, for the year ended September 30, 2005, qualifies for the corporate dividends received deduction.

COLUMBIA DISCIPLINED VALUE FUND

For the fiscal year ended September 30, 2005, the Fund designates long-term capital gains of $20,745,146.

For non-corporate shareholders 84.76% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2004 to September 30, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

77.75% of the ordinary income distributed by the Fund, for the year ended September 30, 2005, qualifies for the corporate dividends received deduction.

COLUMBIA COMMON STOCK FUND

For the fiscal year ended September 30, 2005, the Fund designates long-term capital gains of $10,012,054.

For non-corporate shareholders 46.98% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2004 to September 30, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

45.27% of the ordinary income distributed by the Fund, for the year ended September 30, 2005, qualifies for the corporate dividends received deduction.

COLUMBIA SMALL CAP CORE FUND

For the fiscal year ended September 30, 2005, the Fund designates long-term capital gains of $100,246,715.

For non-corporate shareholders 50.18% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2004 to September 30, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

59.96% of the ordinary income distributed by the Fund, for the year ended September 30, 2005, qualifies for the corporate dividends received deduction.

COLUMBIA SMALL COMPANY EQUITY FUND

For the fiscal year ended September 30, 2005, the Fund designates long-term capital gains of $15,404,488.

TRUSTEES _______________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE (1)     COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 49)                        Executive Vice President-Strategy of United Airlines (airline) since December,
P.O. Box 66100                                    2002 (formerly President of UAL Loyalty Services (airline) from September, 2001
Chicago, IL 60666                                 to December, 2002; Executive Vice President and Chief Financial Officer of
Trustee (since 1996)                              United Airlines from July, 1999 to September, 2001; Senior Vice
                                                  President-Finance from March, 1993 to July, 1999). Oversees 86, Nash Finch
                                                  Company (food distributor)
                                                  --------------------------------------------------------------------------------

JANET LANGFORD KELLY (Age 47)                     Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March,
9534 W. Gull Lake Drive                           2005; Adjunct Professor of Law, Northwestern University, since September, 2004
Richland, MI 49083-8530                           (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                              Corporation (consumer goods) from September, 2003 to March, 2004; Executive Vice
                                                  President-Corporate Development and Administration, General Counsel and
                                                  Secretary, Kellogg Company (food manufacturer), from September, 1999 to August,
                                                  2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation
                                                  (branded, packaged, consumer-products manufacturer) from January, 1995 to
                                                  September, 1999). Oversees 86 None
                                                  --------------------------------------------------------------------------------

RICHARD W. LOWRY (Age 69)                         Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                            Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees 89
Vero Beach, FL 32963                              (3), None
Trustee (since 1995)
                                                  --------------------------------------------------------------------------------

CHARLES R. NELSON (Age 62)                        Professor of Economics, University of Washington, since January, 1976; Ford and
Department of Economics                           Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                          since September, 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                                 University of Washington from September, 2001 to June, 2003); Adjunct Professor
Trustee (since 1981)                              of Statistics, University of Washington, since September, 1980; Associate
                                                  Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 86, None
                                                  --------------------------------------------------------------------------------

JOHN J. NEUHAUSER (Age 63)                        Academic Vice President and Dean of Faculties since August, 1999, Boston College
84 College Road                                   (formerly Dean, Boston College School of Management from September, 1977 to
Chestnut Hill, MA 02467-3838                      August, 1999). Oversees 89 (3), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

                                                  --------------------------------------------------------------------------------


________________________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS


NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE (1)     COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

PATRICK J. SIMPSON (Age 61)                       Partner, Perkins Coie L.L.P. (law firm). Oversees 86, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                                  --------------------------------------------------------------------------------

THOMAS E. STITZEL (Age 69)                        Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                            College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                   Oversees 86, None
Trustee (since 1998)
                                                  --------------------------------------------------------------------------------

THOMAS C. THEOBALD (Age 68)                       Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
8 Sound Shore Drive,                              since September, 2004 (formerly Managing Director, William Blair Capital
Suite 285                                         Partners (private equity investing) from September, 1994 to September, 2004).
Greenwich, CT 06830                               Oversees 86, Anixter International (network support equipment distributor);
Trustee and Chairman of the                       Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate
Board (4) (since 1996)                            management services) and Ambac Financial Group (financial guaranty insurance)
                                                  --------------------------------------------------------------------------------

ANNE-LEE VERVILLE (Age 60)                        Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                            Corporation (computer and technology) from 1994 to 1997). Oversees 86, Chairman
Hopkinton, NH 03229                               of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                              distributor of giftware and collectibles)

                                                  --------------------------------------------------------------------------------

RICHARD L. WOOLWORTH (Age 64)                     Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                      Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                                BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                              Company). Oversees 86, Northwest Natural Gas Co. (natural gas service provider)
                                                  --------------------------------------------------------------------------------

INTERESTED TRUSTEE

WILLIAM E. MAYER (2) (Age 65)                     Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                   (formerly Partner, Development Capital LLC from November 1996, to February,
Suite 3204                                        1999). Oversees 89 (3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                                (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions
Trustee (since 1994)                              (retail industry technology provider)

                                                  --------------------------------------------------------------------------------


(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS _______________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS


NAME, ADDRESS AND AGE, POSITION WITH
COLUMBIA FUNDS, YEAR FIRST ELECTED OR
APPOINTED TO OFFICE                               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (Age 48)                    Head of Mutual Funds since August, 2004 and Managing Director of the Advisor
One Financial Center                              since September, 2005; President of the Columbia Funds, Liberty Funds and Stein
Boston, MA 02111                                  Roe Funds since October, 2004; President and Chief Executive Officer of the
President (since 2004)                            Nations Funds since January, 2005; President of the Galaxy Funds since April,
                                                  2005; Director of Bank of America Global Liquidity Funds, plc since May, 2005;
                                                  Director of Banc of America Capital Management (Ireland), Limited since May,
                                                  2005; Director of FIM Funding, Inc. since January, 2005; Senior Vice President of Columbia Management Distributors, Inc. since January, 2005; Director of
                                                  Columbia Management Services, Inc. since January, 2005 (formerly Senior Vice
                                                  President of Columbia Management from January, 2005 to August, 2005; Senior Vice
                                                  President of BACAP Distributors LLC from January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from
                                                  September, 1998 to August, 2004).
                                                  --------------------------------------------------------------------------------

J. KEVIN CONNAUGHTON (Age 41)                     Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds,
One Financial Center                              Stein Roe Funds and All-Star Funds since December, 2000; Managing Director of
Boston, MA 02111                                  the Advisor since September, 2005 (formerly Vice President of Columbia
Treasurer (since 2000)                            Management from April, 2003 to August, 2005; President of the Columbia Funds,
                                                  Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief
                                                  Accounting Officer and Controller of the Liberty Funds and All-Star Funds from
                                                  February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September,
                                                  2002 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy
                                                  Hedge Fund, LLC; Vice President of Colonial Management Associates, Inc. from
                                                  February, 1998 to October, 2000).
                                                  --------------------------------------------------------------------------------

MARY JOAN HOENE (Age 56)                          Senior Vice President and Chief Compliance Officer of the Columbia Funds,
100 Federal Street                                Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief
Boston, Ma 02110                                  Compliance Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC
Senior Vice President and Chief Compliance        since August 2004; Chief Compliance Officer of the BACAP Alternative
Officer (since 2004)                              Multi-Strategy Hedge Fund LLC since October 2004 (formerly Partner, Carter,
                                                  Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter,
                                                  Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and
                                                  Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).
                                                  --------------------------------------------------------------------------------

MICHAEL G. CLARKE (Age 35)                        Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds
One Financial Center                              and All-Star Funds since October, 2004; Managing Director of the Advisor since
Boston, MA 02111                                  September, 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein
Chief Accounting Officer (since 2004)             Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant
                                                  Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy &
                                                  Development of the Liberty Funds and Stein Roe Funds from February, 2001 to
                                                  June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the
                                                  All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte &
                                                  Touche LLP from May, 1997 to August, 1999).
                                                  --------------------------------------------------------------------------------

JEFFREY R. COLEMAN (Age 35)                       Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
One Financial Center                              Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management
Boston, MA 02111                                  Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
Controller (since 2004)                           Funds from February, 2003 to September, 2004; Assistant Vice President of CDC
                                                  IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest
                                                  Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from
                                                  November, 1996 to August, 2000).
                                                  --------------------------------------------------------------------------------

R. SCOTT HENDERSON (Age 46)                       Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                              December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                  September, 2004; Executive Director and General Counsel, Massachusetts Pension
Secretary (since 2004)                            Reserves Investment Management Board from September, 1997 to March, 2001).
                                                  --------------------------------------------------------------------------------


COLUMBIA FUNDS _________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

                               -------------------------------------------------
                 GROWTH FUNDS  Columbia Acorn Fund
                               Columbia Acorn Select
                               Columbia Acorn USA
                               Columbia Growth Stock Fund
                               Columbia Large Cap Growth Fund
                               Columbia Marsico 21st Century Fund
                               Columbia Marsico Focused Equities Fund
                               Columbia Marsico Growth Fund
                               Columbia Marsico Mid Cap Growth Fund
                               Columbia Mid Cap Growth Fund
                               Columbia Small Cap Growth Fund I
                               Columbia Small Cap Growth Fund II
                               Columbia Small Company Equity Fund
                               Columbia Tax-Managed Growth Fund
                               -------------------------------------------------
                   CORE FUNDS  Columbia Common Stock Fund
                               Columbia Large Cap Core Fund
                               Columbia Small Cap Core Fund
                               Columbia Young Investor Fund
                               -------------------------------------------------
                  VALUE FUNDS  Columbia Disciplined Value Fund
                               Columbia Dividend Income Fund
                               Columbia Large Cap Value Fund
                               Columbia Mid Cap Value Fund
                               Columbia Small Cap Value Fund I
                               Columbia Small Cap Value Fund II
                               Columbia Strategic Investor
                               -------------------------------------------------
ASSET ALLOCATION/HYBRID FUNDS  Columbia Asset Allocation Fund
                               Columbia Asset Allocation Fund II
                               Columbia Balanced Fund
                               Columbia Liberty Fund
                               Columbia LifeGoal TM Balanced Growth Portfolio Columbia LifeGoal TM Growth Portfolio
                               Columbia LifeGoal TM Income Portfolio
                               Columbia LifeGoal TM Income and Growth Portfolio Columbia Thermostat Fund
                               -------------------------------------------------
                  INDEX FUNDS  Columbia Large Cap Enhanced Core Fund
                               Columbia Large Cap Index Fund
                               Columbia Mid Cap Index Fund
                               Columbia Small Cap Index Fund
                               -------------------------------------------------
              SPECIALTY FUNDS  Columbia Convertible Securities Fund
                               Columbia Real Estate Equity Fund
                               Columbia Technology Fund
                               Columbia Utilities Fund
                               -------------------------------------------------
   GLOBAL/INTERNATIONAL FUNDS  Columbia Acorn International
                               Columbia Acorn International Select
                               Columbia Global Value Fund
                               Columbia Greater China Fund
                               Columbia International Stock Fund
                               Columbia International Value Fund
                               Columbia Marsico International Opportunities Fund Columbia Multi-Advisor International Equity Fund Columbia World Equity Fund
                               -------------------------------------------------
           TAXABLE BOND FUNDS  Columbia Conservative High Yield Fund
                               Columbia Core Bond Fund
                               Columbia Federal Securities Fund
                               Columbia High Income Fund
                               Columbia High Yield Opportunity Fund
                               Columbia Income Fund
                               Columbia Intermediate Bond Fund
                               Columbia Intermediate Core Bond Fund
                               Columbia Short Term Bond Fund
                               Columbia Strategic Income Fund
                               Columbia Total Return Bond
                               Columbia U.S. Treasury Index Fund

________________________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

                               -------------------------------------------------
        TAX-EXEMPT BOND FUNDS  Columbia California Tax-Exempt Fund
                               Columbia CA Intermediate Municipal Bond Fund
                               Columbia Connecticut Tax-Exempt Fund
                               Columbia CT Intermediate Municipal Bond Fund
                               Columbia FL Intermediate Municipal Bond Fund
                               Columbia GA Intermediate Municipal Bond Fund
                               Columbia High Yield Municipal Fund
                               Columbia Intermediate Municipal Bond Fund
                               Columbia MA Intermediate Municipal Bond Fund
                               Columbia Massachusetts Tax-Exempt Fund
                               Columbia MD Intermediate Municipal Bond Fund
                               Columbia Municipal Income Fund
                               Columbia NC Intermediate Municipal Bond Fund
                               Columbia New York Tax-Exempt Fund
                               Columbia NJ Intermediate Municipal Bond Fund
                               Columbia NY Intermediate Municipal Bond Fund
                               Columbia OR Intermediate Municipal Bond Fund
                               Columbia RI Intermediate Municipal Bond Fund
                               Columbia SC Intermediate Municipal Bond Fund
                               Columbia Short Term Municipal Bond Fund
                               Columbia Tax-Exempt Fund
                               Columbia Tax-Exempt Insured Fund
                               Columbia TX Intermediate Municipal Bond Fund
                               Columbia VA Intermediate Municipal Bond Fund
                               -------------------------------------------------
           MONEY MARKET FUNDS  Columbia Cash Reserves
                               Columbia CA Tax-Exempt Reserves
                               Columbia Government Reserves
                               Columbia Government Plus Reserves
                               Columbia MA Municipal Reserves
                               Columbia Money Market Reserves
                               Columbia Municipal Reserves
                               Columbia NY Tax-Exempt Reserves
                               Columbia Prime Reserves
                               Columbia Tax-Exempt Reserves
                               Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________
                                                           COLUMBIA EQUITY FUNDS


TRANSFER AGENT                                    The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and
Columbia Management Services, Inc.                additional reports will be sent to you.
P.O. Box 8081
Boston MA 02266-8081                              This report has been prepared for shareholders of Columbia Equity Funds. This
800-345-6611                                      report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment
DISTRIBUTOR                                       objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.
Columbia Management
Distributors, Inc.                                A description of the policies and procedures that the funds use to determine how
One Financial Center                              to vote proxies relating to its portfolio securities and a copy of the funds'
Boston MA 02111                                   voting record are available (i) at www.columbiamanagement.com; (ii) on the
                                                  Securities and Exchange Commission's website at www.sec.gov, and (iii) without
INVESTMENT ADVISOR                                charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period
Columbia Management Advisors, LLC                 ended June 30, is available from the SEC's website. Information regarding how
100 Federal Street                                the funds voted proxies relating to portfolio securities is also available from
Boston MA 02110                                   the funds' website.

INDEPENDENT REGISTERED                            The funds file a complete schedule of portfolio holdings with the SEC for the
PUBLIC ACCOUNTING FIRM                            first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at
PricewaterhouseCoopers LLP                        the SEC's Public Reference Room in Washington, D.C. Information on the operation
125 High Street                                   of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Boston MA 02110


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A, merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

--------------------------------------------------------------------------------
[PHOTO OF EDELIVERY]                  Help your fund reduce printing and postage
                                      costs! Elect to get your shareholder
                                      reports by electronic delivery. With
                                      Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia
                                      Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

                                      Please note -- if you own your fund shares
                                      through a financial institution, contact
                                      the institution to see if it offers
                                      electronic delivery. If you own your fund
                                      shares through a retirement plan,
                                      electronic delivery may not be available
                                      to you.
--------------------------------------------------------------------------------

COLUMBIA EQUITY FUNDS  ANNUAL REPORT, SEPTEMBER 30, 2005           -------------
                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                   -------------

COLUMBIA MANAGEMENT(R)

(c)2005 Columbia Management Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                               SHC-42/90888-0905 (11/05) 05/8401

                                    [GRAPHIC]



                         COLUMBIA DIVIDEND INCOME FUND

                                 Annual Report
                              September 30, 2005

PRESIDENT'S MESSAGE
                    -----------------------------------------------------------
                                                 Columbia Dividend Income Fund

[PHOTO] Christopher L. Wilson



Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have integrated various components of Nations Funds, Galaxy Funds and Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.

In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as Columbia Funds, as well as consolidating the Nations and Columbia web sites. Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.

All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan. We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response) will be beneficial to you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds
Head of Mutual Funds, Columbia Management

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the Legal and Compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.
Table of Contents


                        Performance Information.... 1

                        Fund Profile............... 2

                        Understanding Your Expenses 3

                        Economic Update............ 4

                        Portfolio Managers' Report. 5

                        Financial Statements....... 7

                          Investment Portfolio..... 8

                    Statement of Assets and Liabilities.. 13

                    Statement of Operations.............. 15

                    Statement of Changes in Net Assets... 16

                    Notes to Financial Statements........ 18

                    Financial Highlights................. 24

                  Report of Independent
                  Registered Public Accounting Firm...... 30

                  Unaudited Information.................. 31

                  Trustees............................... 32

                  Officers............................... 34

                  Columbia Funds......................... 35

                  Important Information
                  About This Report...................... 37

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                  PERFORMANCE INFORMATION
                                                    -----------------------------
                                 Columbia Dividend Income Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Performance of a $10,000 investment 03/04/98 - 09/30/05 ($)

                          sales charge: without  with
                          ----------------------------
                          Class A       15,570  14,675
                          ----------------------------
                          Class B       14,806  14,806
                          ----------------------------
                          Class C       14,794  14,794
                          ----------------------------
                          Class G       14,800  14,800
                          ----------------------------
                          Class T       15,542  14,649
                          ----------------------------
                          Class Z       16,064     n/a

Growth of a $10,000 investment 03/04/98 - 09/30/05

                                    [CHART]

                             Class A              Class A
                          shares without       shares with      Russell 1000
                           sales charge         sales charge      Value Index
                          --------------       -------------    -------------
                             $10,000              $ 9,425          $10,000
03/05/1998 - 03/31/1998       10,230                9,642           10,565
04/01/1998 - 04/30/1998       10,170                9,585           10,636
05/01/1998 - 05/31/1998        9,760                9,199           10,478
06/01/1998 - 06/30/1998        9,635                9,081           10,612
07/01/1998 - 07/31/1998        9,425                8,883           10,426
08/01/1998 - 08/31/1998        7,864                7,412            8,874
09/01/1998 - 09/30/1998        8,555                8,063            9,384
10/01/1998 - 10/31/1998        9,625                9,071           10,111
11/01/1998 - 11/30/1998        9,835                9,269           10,582
12/01/1998 - 12/31/1998       10,262                9,672           10,942
01/01/1999 - 01/31/1999       10,302                9,710           11,030
02/01/1999 - 02/28/1999       10,072                9,492           10,874
03/01/1999 - 03/31/1999       10,489                9,885           11,099
04/01/1999 - 04/30/1999       11,351               10,698           12,136
05/01/1999 - 05/31/1999       11,431               10,774           12,002
06/01/1999 - 06/30/1999       11,693               11,021           12,350
07/01/1999 - 07/31/1999       11,251               10,604           11,988
08/01/1999 - 08/31/1999       10,759               10,141           11,544
09/01/1999 - 09/30/1999       10,097                9,516           11,141
10/01/1999 - 10/31/1999        9,936                9,365           11,783
11/01/1999 - 11/30/1999        9,885                9,317           11,691
12/01/1999 - 12/31/1999       10,266                9,676           11,747
01/01/2000 - 01/31/2000        9,876                9,308           11,364
02/01/2000 - 02/29/2000        9,704                9,146           10,519
03/01/2000 - 03/31/2000       11,088               10,450           11,803
04/01/2000 - 04/30/2000       11,191               10,548           11,666
05/01/2000 - 05/31/2000       11,409               10,753           11,788
06/01/2000 - 06/30/2000       10,965               10,335           11,250
07/01/2000 - 07/31/2000       10,839               10,216           11,390
08/01/2000 - 08/31/2000       11,460               10,801           12,024
09/01/2000 - 09/30/2000       11,481               10,821           12,134
10/01/2000 - 10/31/2000       12,033               11,341           12,433
11/01/2000 - 11/30/2000       11,665               10,994           11,971
12/01/2000 - 12/31/2000       12,549               11,828           12,571
01/01/2001 - 01/31/2001       13,644               12,859           12,619
02/01/2001 - 02/28/2001       13,227               12,467           12,268
03/01/2001 - 03/31/2001       12,856               12,117           11,835
04/01/2001 - 04/30/2001       13,677               12,891           12,415
05/01/2001 - 05/31/2001       13,856               13,060           12,694
06/01/2001 - 06/30/2001       13,565               12,785           12,413
07/01/2001 - 07/31/2001       13,530               12,752           12,386
08/01/2001 - 08/31/2001       12,804               12,067           11,890
09/01/2001 - 09/30/2001       11,590               10,923           11,053
10/01/2001 - 10/31/2001       11,935               11,249           10,958
11/01/2001 - 11/30/2001       12,971               12,225           11,594
12/01/2001 - 12/31/2001       13,555               12,775           11,868
01/01/2002 - 01/31/2002       13,135               12,379           11,777
02/01/2002 - 02/28/2002       13,160               12,403           11,795
03/01/2002 - 03/31/2002       13,737               12,947           12,353
04/01/2002 - 04/30/2002       13,502               12,726           11,930
05/01/2002 - 05/31/2002       13,317               12,552           11,989
06/01/2002 - 06/30/2002       12,168               11,468           11,301
07/01/2002 - 07/31/2002       11,081               10,444           10,250
08/01/2002 - 08/31/2002       11,218               10,573           10,328
09/01/2002 - 09/30/2002        9,759                9,198            9,180
10/01/2002 - 10/31/2002       10,564                9,956            9,860
11/01/2002 - 11/30/2002       11,237               10,590           10,481
12/01/2002 - 12/31/2002       10,759               10,140           10,026
01/01/2003 - 01/31/2003       10,449                9,848            9,783
02/01/2003 - 02/28/2003        9,879                9,311            9,522
03/01/2003 - 03/31/2003        9,882                9,313            9,538
04/01/2003 - 04/30/2003       10,616               10,005           10,378
05/01/2003 - 05/31/2003       11,449               10,791           11,048
06/01/2003 - 06/30/2003       11,700               11,027           11,186
07/01/2003 - 07/31/2003       11,612               10,944           11,353
08/01/2003 - 08/31/2003       11,775               11,098           11,530
09/01/2003 - 09/30/2003       11,611               10,943           11,417
10/01/2003 - 10/31/2003       12,037               11,345           12,116
11/01/2003 - 11/30/2003       12,125               11,428           12,281
12/01/2003 - 12/31/2003       13,028               12,279           13,037
01/01/2004 - 01/31/2004       13,179               12,422           13,266
02/01/2004 - 02/29/2004       13,469               12,695           13,550
03/01/2004 - 03/31/2004       13,383               12,614           13,431
04/01/2004 - 04/30/2004       13,130               12,375           13,103
05/01/2004 - 05/31/2004       13,155               12,399           13,237
06/01/2004 - 06/30/2004       13,453               12,679           13,549
07/01/2004 - 07/31/2004       13,338               12,571           13,358
08/01/2004 - 08/31/2004       13,554               12,775           13,548
09/01/2004 - 09/30/2004       13,771               12,979           13,758
10/01/2004 - 10/31/2004       13,873               13,075           13,986
11/01/2004 - 11/30/2004       14,485               13,652           14,694
12/01/2004 - 12/31/2004       14,927               14,068           15,186
01/01/2005 - 01/31/2005       14,697               13,852           14,916
02/01/2005 - 02/28/2005       15,221               14,346           15,410
03/01/2005 - 03/31/2005       14,999               14,137           15,199
04/01/2005 - 04/30/2005       14,896               14,039           14,927
05/01/2005 - 05/31/2005       15,127               14,257           15,286
06/01/2005 - 06/30/2005       15,157               14,285           15,453
07/01/2005 - 07/31/2005       15,480               14,590           15,900
08/01/2005 - 08/31/2005       15,376               14,492           15,831
09/01/2005 - 09/30/2005       15,570               14,675           16,052

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from March 4, 1998.

Average annual total return as of 09/30/05 (%)

Share class       A            B             C            G            T          Z
---------------------------------------------------------------------------------------
Inception      11/25/02     11/25/02     11/25/02      03/04/98     03/04/98   03/04/98
---------------------------------------------------------------------------------------
Sales charge without with without with without with  without with without with without
---------------------------------------------------------------------------------------
1-year        13.10  6.59  12.23  7.23  12.24  11.24  12.30  7.30  13.04  6.53  13.38
---------------------------------------------------------------------------------------
5-year         6.28  5.03   5.46  5.14   5.44   5.44   5.45  4.96   6.24  4.99   6.69
---------------------------------------------------------------------------------------
Life           6.02  5.19   5.32  5.32   5.31   5.31   5.31  5.31   5.99  5.17   6.46
---------------------------------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.
PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception. The returns shown for class T and G shares include the returns of Retail A shares (for class T) and Retail B shares (for class G) of the Galaxy fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund and the date the Galaxy fund merged into the existing fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the fund.
Retail A shares and Retail B shares of the Galaxy fund were initially offered on March 4, 1998. The returns for class Z shares include returns of Trust shares of the Galaxy fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund. Trust shares were initially offered by the Galaxy fund on March 4, 1998.

                   FUND PROFILE
                                -----------------------------
                                Columbia Dividend Income Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.
Top 10 holdings as of 09/30/05 (%)

                              Exxon Mobil      4.5
                              --------------------
                              General Electric 3.8
                              --------------------
                              Citigroup        3.3
                              --------------------
                              Pfizer           3.2
                              --------------------
                              GlaxoSmithKline  2.2
                              --------------------
                              Altria Group     2.1
                              --------------------
                              ChevronTexaco    2.1
                              --------------------
                              BP               2.0
                              --------------------
                              Hewlett-Packard  2.0
                              --------------------
                              Lincoln National 1.8
                              --------------------

Sectors as of 09/30/05 (%)

                        Financials                 31.8
                        -------------------------------
                        Energy                     12.1
                        -------------------------------
                        Health care                10.2
                        -------------------------------
                        Industrials                 9.7
                        -------------------------------
                        Consumer staples            9.4
                        -------------------------------
                        Information technology      7.4
                        -------------------------------
                        Consumer discretionary      5.7
                        -------------------------------
                        Telecommunication services  5.2
                        -------------------------------
                        Utilities                   4.9
                        -------------------------------
                        Materials                   3.8
                        -------------------------------




Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.
Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Summary

.. For the 12-month period ended September 30, 2005, the fund's class A shares returned 13.10% without sales charge.

.. A generally favorable environment for value stocks helped the fund, its benchmark and peer group to a double-digit return for the period.

.. We took a relatively cautious approach to energy and utilities stocks, which were factors in the fund's shortfall relative to its benchmark, the Russell 1000 Value Index, and the average return of its peer group, the Lipper
   Equity Income Funds Category.

..  We increased the fund's dividend by 17.6% over the previous one-year period.

                                    [GRAPHIC]

                       Class A shares              13.10%
                       Russell 1000 Value Index    16.69%



                                   Objective
                Seeks current income and capital appreciation.

                               Total Net Assets
                                $509.4 million

Management style

                                    [GRAPHIC]

UNDERSTANDING YOUR EXPENSES
                            ---------------------------------------------------
                                                 Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

04/01/05 - 09/30/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,038.40   1,019.80    5.37       5.32            1.05
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,034.29   1,016.04    9.18       9.10            1.80
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,034.39   1,016.04    9.18       9.10            1.80
-------------------------------------------------------------------------------------------------
Class G 1,000.00      1,000.00      1,034.59   1,016.29    8.93       8.85            1.75
-------------------------------------------------------------------------------------------------
Class T 1,000.00      1,000.00      1,038.10   1,019.55    5.62       5.57            1.10
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,039.61   1,021.06    4.09       4.05            0.80
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Investment Advisor and Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE
                ---------------------------------------------------------------
                                                 Columbia Dividend Income Fund


The US economy moved ahead at a healthy pace during the 12-month period that began October 1, 2004 and ended September 30, 2005. Gross domestic product
(GDP) expanded at an annualized rate of 3.8% as job growth helped sustain consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita, which disrupted the labor market near the end of the period. During the first 11 months of the period, the economy added an average of 185,000 new jobs each month. In September, 8,000 jobs were lost as a direct result of the Gulf Coast floods, and the unemployment rate rose from 4.9% to 5.1%. However, the number of jobs lost was lower than originally estimated -- and considerably lower than expected.

Energy prices weighed on economic growth as the period wore on. The first signs of relief came in September as the price of crude oil retreated from a record high of $69.81 a barrel. Signs of slower growth cropped up in retail spending. And, consumer confidence readings dipped in July and fell sharply in September. The decline was the largest in 25 years, according to the University of Michigan's monthly survey.

Despite these setbacks, the latest data on the economy suggest that it has retained momentum. Manufacturing activity remained strong, and business activity in non-manufacturing industries continued to expand, although the pace slowed in September.

Despite volatility, stocks moved ahead

The S&P 500 Index -- a broad measure of large company stock market performance -- returned 12.25% for this reporting period. The double-digit gain masked considerable volatility. Early in the period, stocks rallied after the presidential election then again in response to positive economic news midway through the period and in the aftermath of two hurricanes. These rallies, however, alternated with declines linked to higher energy prices, rising interest rates and weakening consumer confidence. Small- and mid-cap stocks outperformed large-cap stocks. Value stocks led growth stocks except among small caps, where growth gained a small advantage over value.

Bonds delivered modest gains

The US bond market delivered positive but modest returns despite steadily rising short-term interest rates and higher long-term rates in the final months of the period. Interest rates and bond prices move in opposite directions. The Lehman Brothers Aggregate Bond Index, a broad measure of the performance of investment-grade bonds returned 2.80% for the 12-month period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at just over 4.3% -- slightly higher than where it started the period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 6.69%.

Short-term interest rates moved higher

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.75% to 3.75% during the period. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, Fed Chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006.
Summary
For the 12-month period ended September 30, 2005

.. Despite bouts of volatility, the broad stock market generated a double-digit return for the period. The S&P 500 Index returned 12.25%. As the economy expanded, small-cap stocks outperformed large-cap stocks, as measured by the Russell 2000 Index.

                                  [GRAPHIC]



..  Investment-grade bonds chalked up modest gains as measured by the Lehman
   Brothers Aggregate Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                                    [GRAPHIC]


The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGERS' REPORT
                           ----------------------------------------------------
                                                 Columbia Dividend Income Fund

For the 12-month period ended September 30, 2005, class A shares of Columbia Dividend Income Fund returned 13.10% without sales charge. The fund's benchmark, the Russell 1000 Value Index, returned 16.69% for the same period. The average return of its peer group, the Lipper Equity Income Funds Category, was 13.69%./1/ Compared to its benchmark, the fund had less exposure to the top-performing energy and utility stocks, which held back results.

Energy and utility holdings reduced after strong performance

Growing corporate earnings drove stocks higher during the first half of the period, but the rally stalled when investors paused to assess the economic impacts of costly energy and higher interest rates. In this environment, we decided to cut back on the fund's energy holdings because valuations were high and yields were declining. This move was a factor in the fund's performance shortfall relative to the index. However, we believe it was a prudent move, especially in light of declining oil and gas prices at the end of the period. An underweight in the strong-performing utilities area also detracted somewhat from results.

Within the energy sector, Exxon Mobil and ConocoPhillips were solid contributors. We sold most of the fund's stake in oil services giant Halliburton following a dramatic price rise and realized profits for the fund. In the utility sector, TXU and Public Service Enterprise Group also delivered outstanding performances.

In search of value in health care

As we moved away from energy, we found attractive valuations in health care, where we doubled the fund's exposure during the period. We emphasized European drug manufacturers, notably Novartis and GlaxoSmithKline, whose dividend yields and growth rates appeared attractive; both stocks made positive contributions to the fund's return. Health insurer Aetna rose sharply. Pfizer and Merck & Co. were disappointments for the period. However, we maintained our positions because we believe that current valuations fail to reflect the long-term potential of both stocks.

We also doubled the fund's technology investments, and this move benefited the fund's results. Shares of Hewlett-Packard rose as new management sharpened the company's competitive stance by focusing on costs and core competencies. Cell phone maker Nokia's operational turnaround pushed its shares higher.

Within the consumer discretionary sector, we did well to avoid auto and media stocks, which were weak during the period. We took some profits in J.C. Penney Co. because we believe that future earnings gains may be harder to achieve if consumer spending growth slows. Within the consumer staples sector, the fund's position in Altria Group, parent of

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Net asset value per share as of 09/30/05 ($)

                                 Class A 12.01
                                 -------------
                                 Class B 11.77
                                 -------------
                                 Class C 11.76
                                 -------------
                                 Class G 11.76
                                 -------------
                                 Class T 12.01
                                 -------------
                                 Class Z 12.01

Distributions declared per share 10/01/04 - 09/30/05 ($)

                                  Class A 0.20
                                  ------------
                                  Class B 0.11
                                  ------------
                                  Class C 0.11
                                  ------------
                                  Class G 0.12
                                  ------------
                                  Class T 0.19
                                  ------------
                                  Class Z 0.23

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

Kraft Foods and Philip Morris, benefited from reduced litigation costs. Gillette rose as approval of its acquisition by a leading consumer products company was approved. However, PepsiCo failed to advance despite the company's good operating results.

In financials, gains among insurers outweighed declines in banks and brokerages. Chubb and Travelers Property Casualty recorded sharp gains but JPMorgan Chase fell as integration of its BankOne acquisition progressed slowly.

Looking ahead

Over the past year, the US economy expanded despite sharply increased energy costs and a string of interest-rate hikes. The economic outlook going forward is less clear, and the key to growth is likely to lie in the hands -- and the spending habits -- of American consumers. With this environment in mind, we plan to continue lowering the fund's risk exposure and focusing on companies with good balance sheets, strong cash flow and the demonstrated potential to increase their dividends. The strong growth in corporate profits over the past several years suggests that many companies could have the ability to increase their dividend payouts. In fact, payout ratios of dividends-to-corporate earnings have hit an all-time low.

Dividends have historically made a significant contribution to investor returns. And in the current environment of generally modest returns, we believe that a fund with an emphasis on dividends can continue to play an important role in an investor's portfolio. As a result of the change in the fund's objective regarding dividends, the dividend paid by the fund increased 55% in fiscal year 2004 and 17.6% in fiscal year 2005.

Scott Davis has co-managed Columbia Dividend Income Fund since November 2001 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Scott L. Davis

Richard Dahlberg, CFA, has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since September 2003.

/s/ Richard E. Dahlberg

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings discussed
in this report as of 09/30/05 (%)

                      Exxon Mobil                     4.5
                      -----------------------------------
                      ConocoPhillips                  0.8
                      -----------------------------------
                      Halliburton                     0.3
                      -----------------------------------
                      TXU                             0.8
                      -----------------------------------
                      Public Service Enterprise Group 1.2
                      -----------------------------------
                      Novartis                        1.6
                      -----------------------------------
                      GlaxoSmithKline                 2.2
                      -----------------------------------
                      Aetna                           0.8
                      -----------------------------------
                      Pfizer                          3.2
                      -----------------------------------
                      Merck & Co.                     0.5
                      -----------------------------------
                      Hewlett-Packard                 2.0
                      -----------------------------------
                      Nokia                           1.2
                      -----------------------------------
                      J.C. Penney Co.                 1.3
                      -----------------------------------
                      Altria Group                    2.1
                      -----------------------------------
                      Gillette                        0.7
                      -----------------------------------
                      PepsiCo                         0.8
                      -----------------------------------
                      Chubb                           1.0
                      -----------------------------------
                      Travelers Property Casualty     0.6
                      -----------------------------------
                      JPMorgan Chase                  1.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

In the current environment of generally modest returns, we believe that a fund with an emphasis on dividends can continue to play an important role in an investor's portfolio.

FINANCIAL STATEMENTS
                     ----------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
                     ----------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

Common Stocks - 91.7%

CONSUMER DISCRETIONARY - 5.5%                                               Shares      Value ($)
------------------------------------ ----------------------------------- ---------     ----------
Hotels, Restaurants & Leisure - 1.2% McDonald's Corp.                      186,525      6,246,722
                                               Hotels, Restaurants & Leisure Total      6,246,722
                                     ----------------------------------- ---------     ----------
                        Media - 1.9% McGraw-Hill Companies, Inc.            56,000      2,690,240
                                     Meredith Corp.                         48,000      2,394,720
                                     Time Warner, Inc.                     261,000      4,726,710
                                                                       Media Total      9,811,670
                                     ----------------------------------- ---------     ----------
             Multiline Retail - 1.9% Federated Department Stores, Inc.      38,000      2,541,060
                                     J.C. Penney Co., Inc.                 144,500      6,852,190
                                                            Multiline Retail Total      9,393,250
                                     ----------------------------------- ---------     ----------
             Specialty Retail - 0.5% Sherwin-Williams Co.                   56,000      2,467,920
                                                            Specialty Retail Total      2,467,920
                                                                                       ----------
                                                      CONSUMER DISCRETIONARY TOTAL     27,919,562

CONSUMER STAPLES - 9.2%
------------------------------------ ----------------------------------- ---------     ----------
                    Beverages - 2.7% Anheuser-Busch Companies, Inc.         34,000      1,463,360
                                     Diageo PLC, ADR                       140,500      8,150,405
                                     PepsiCo, Inc.                          74,500      4,224,895
                                                                   Beverages Total     13,838,660
                                     ----------------------------------- ---------     ----------
                Food Products - 0.9% General Mills, Inc.                    50,000      2,410,000
                                     Kraft Foods, Inc., Class A             72,000      2,202,480
                                                               Food Products Total      4,612,480
                                     ----------------------------------- ---------     ----------
           Household Products - 1.5% Clorox Co.                             44,000      2,443,760
                                     Kimberly-Clark Corp.                   86,000      5,119,580
                                                          Household Products Total      7,563,340
                                     ----------------------------------- ---------     ----------
            Personal Products - 0.7% Gillette Co.                           60,000      3,492,000
                                                           Personal Products Total      3,492,000
                                     ----------------------------------- ---------     ----------
                      Tobacco - 3.4% Altria Group, Inc.                    148,500     10,945,935
                                     Reynolds American, Inc.                44,000      3,652,880
                                     UST, Inc.                              60,000      2,511,600
                                                                     Tobacco Total     17,110,415
                                                                                       ----------
                                                            CONSUMER STAPLES TOTAL     46,616,895

ENERGY - 11.7%
------------------------------------ ----------------------------------- ---------     ----------
  Energy Equipment & Services - 0.3% Halliburton Co.                        20,000      1,370,400
                                                 Energy Equipment & Services Total      1,370,400
                                     ----------------------------------- ---------     ----------
 Oil, Gas & Consumable Fuels - 11.4% BP PLC, ADR                           146,500     10,379,525
                                     ChevronTexaco Corp.                   164,500     10,648,085
                                     ConocoPhillips                         60,000      4,194,600
                                     Exxon Mobil Corp.                     359,000     22,810,860
                                     Kinder Morgan, Inc.                    58,000      5,577,280
                                     Royal Dutch Shell PLC, Class A, ADR    72,500      4,758,900
                                                 Oil, Gas & Consumable Fuels Total     58,369,250
                                                                                       ----------
                                                                      ENERGY TOTAL     59,739,650

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

Common Stocks - (continued)

FINANCIALS - 26.2%                                                            Shares   Value ($)
--------------------------------------- ------------------------------------ ------- -----------
                 Capital Markets - 3.4% Bank of New York Co., Inc.           119,500   3,514,495
                                        Federated Investors, Inc., Class B   240,000   7,975,200
                                        Morgan Stanley                       102,500   5,528,850
                                                               Capital Markets Total  17,018,545
                                        ------------------------------------ ------- -----------
                Commercial Banks - 5.5% National City Corp.                  159,650   5,338,696
                                        PNC Financial Services Group, Inc.    42,250   2,451,345
                                        U.S. Bancorp                         263,000   7,385,040
                                        Wachovia Corp.                       150,500   7,162,295
                                        Wells Fargo & Co.                     97,500   5,710,575
                                                              Commercial Banks Total  28,047,951
                                        ------------------------------------ ------- -----------
                Consumer Finance - 0.8% MBNA Corp.                           162,000   3,991,680
                                                              Consumer Finance Total   3,991,680
                                        ------------------------------------ ------- -----------
  Diversified Financial Services - 5.0% Citigroup, Inc.                      371,000  16,887,920
                                        JPMorgan Chase & Co.                 254,000   8,618,220
                                                Diversified Financial Services Total  25,506,140
                                        ------------------------------------ ------- -----------
                       Insurance - 8.2% Allstate Corp.                        50,000   2,764,500
                                        Arthur J. Gallagher & Co.            201,000   5,790,810
                                        Chubb Corp.                           55,000   4,925,250
                                        Lincoln National Corp.               175,500   9,129,510
                                        MBIA, Inc.                            85,000   5,152,700
                                        St. Paul Travelers Companies, Inc.   136,500   6,124,755
                                        UnumProvident Corp.                  255,000   5,227,500
                                        Willis Group Holdings Ltd.            72,500   2,722,375
                                                                     Insurance Total  41,837,400
                                        ------------------------------------ ------- -----------
                     Real Estate - 2.4% Archstone-Smith Trust, REIT           45,000   1,794,150
                                        AvalonBay Communities, Inc., REIT     11,000     942,700
                                        Equity Office Properties Trust, REIT  64,000   2,093,440
                                        Kimco Realty Corp., REIT              72,000   2,262,240
                                        New Plan Excel Realty Trust, REIT    183,000   4,199,850
                                        Vornado Realty Trust, REIT            10,500     909,510
                                                                   Real Estate Total  12,201,890
                                        ------------------------------------ ------- -----------
      Thrifts & Mortgage Finance - 0.9% Freddie Mac                           84,500   4,770,870
                                                    Thrifts & Mortgage Finance Total   4,770,870
                                                                                     -----------
                                                                    FINANCIALS TOTAL 133,374,476

HEALTH CARE - 9.8%
--------------------------------------- ------------------------------------ ------- -----------
Health Care Providers & Services - 0.8% Aetna, Inc.                           46,000   3,962,440
                                              Health Care Providers & Services Total   3,962,440
                                        ------------------------------------ ------- -----------
                 Pharmaceuticals - 9.0% Abbott Laboratories                  130,500   5,533,200
                                        Bristol-Myers Squibb Co.             112,000   2,694,720
                                        GlaxoSmithKline PLC, ADR             216,000  11,076,480
                                        Merck & Co., Inc.                     88,500   2,408,085
                                        Novartis AG, ADR                     155,500   7,930,500
                                        Pfizer, Inc.                         662,000  16,530,140
                                                               Pharmaceuticals Total  46,173,125
                                                                                     -----------
                                                                   HEALTH CARE TOTAL  50,135,565

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

Common Stocks - (continued)

INDUSTRIALS - 9.4%                                                                               Shares  Value ($)
--------------------------------------------- ------------------------------------------------- ------- ----------
                   Aerospace & Defense - 1.7% Boeing Co.                                         60,000  4,077,000
                                              United Technologies Corp.                          84,500  4,380,480
                                                                              Aerospace & Defense Total  8,457,480
                                              ------------------------------------------------- ------- ----------
                     Building Products - 0.9% Masco Corp.                                       155,500  4,770,740
                                                                                Building Products Total  4,770,740
                                              ------------------------------------------------- ------- ----------
        Commercial Services & Supplies - 1.2% Waste Management, Inc.                            206,000  5,893,660
                                                                   Commercial Services & Supplies Total  5,893,660
                                              ------------------------------------------------- ------- ----------
              Industrial Conglomerates - 4.8% General Electric Co.                              582,000 19,595,940
                                              Textron, Inc.                                      68,500  4,912,820
                                                                         Industrial Conglomerates Total 24,508,760
                                              ------------------------------------------------- ------- ----------
                             Machinery - 0.8% Deere & Co.                                        66,500  4,069,800
                                                                                        Machinery Total  4,069,800
                                                                                                        ----------
                                                                                      INDUSTRIALS TOTAL 47,700,440

INFORMATION TECHNOLOGY - 7.1%
--------------------------------------------- ------------------------------------------------- ------- ----------
              Communications Equipment - 1.2% Nokia Oyj, ADR                                    351,500  5,943,865
                                                                         Communications Equipment Total  5,943,865
                                              ------------------------------------------------- ------- ----------
               Computers & Peripherals - 2.8% Diebold, Inc.                                     117,194  4,038,505
                                              Hewlett-Packard Co.                               348,000 10,161,600
                                                                          Computers & Peripherals Total 14,200,105
                                              ------------------------------------------------- ------- ----------
                           IT Services - 0.9% Automatic Data Processing, Inc.                   110,500  4,755,920
                                                                                      IT Services Total  4,755,920
                                              ------------------------------------------------- ------- ----------
                             Semiconductors & Intel Corp.                                       191,000  4,708,150
               Semiconductor Equipment - 2.2% KLA-Tencor Corp.                                   36,000  1,755,360
                                              Taiwan Semiconductor Manufacturing Co., Ltd., ADR 602,500  4,952,550
                                                         Semiconductors & Semiconductor Equipment Total 11,416,060
                                                                                                        ----------
                                                                           INFORMATION TECHNOLOGY TOTAL 36,315,950

MATERIALS - 3.1%
--------------------------------------------- ------------------------------------------------- ------- ----------
                             Chemicals - 2.3% Dow Chemical Co.                                  115,000  4,792,050
                                              E.I. du Pont de Nemours & Co.                     106,000  4,152,020
                                              Lyondell Chemical Co.                              96,000  2,747,520
                                                                                        Chemicals Total 11,691,590
                                              ------------------------------------------------- ------- ----------
               Paper & Forest Products - 0.8% Weyerhaeuser Co.                                   56,000  3,850,000
                                                                          Paper & Forest Products Total  3,850,000
                                                                                                        ----------
                                                                                        MATERIALS TOTAL 15,541,590

TELECOMMUNICATION SERVICES - 5.0%
--------------------------------------------- ------------------------------------------------- ------- ----------
Diversified Telecommunication Services - 4.2% BellSouth Corp.                                   263,000  6,916,900
                                              SBC Communications, Inc.                          297,000  7,119,090
                                              Verizon Communications, Inc.                      231,000  7,551,390
                                                           Diversified Telecommunication Services Total 21,587,380

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

Common Stocks - (continued)

TELECOMMUNICATION SERVICES - (continued)                                                     Shares   Value ($)
------------------------------------------ ------------------------------------------------ ------- -----------
Wireless Telecommunication Services - 0.8% Vodafone Group PLC, ADR                          158,000   4,103,260
                                                          Wireless Telecommunication Services Total   4,103,260
                                                                                                    -----------
                                                                   TELECOMMUNICATION SERVICES TOTAL  25,690,640

UTILITIES - 4.7%
------------------------------------------ ------------------------------------------------ ------- -----------
                 Electric Utilities - 0.7% Southern Co.                                      92,000   3,289,920
                                                                           Electric Utilities Total   3,289,920
                                           ------------------------------------------------ ------- -----------
                         Independent Power TXU Corp.                                         38,000   4,289,440
         Producers & Energy Traders - 0.8%       Independent Power Producers & Energy Traders Total   4,289,440
                                           ------------------------------------------------ ------- -----------
                    Multi-Utilities - 3.2% Consolidated Edison, Inc.                         20,000     971,000
                                           Dominion Resources, Inc.                          70,500   6,072,870
                                           Public Service Enterprise Group, Inc.             96,000   6,178,560
                                           Sempra Energy                                     70,000   3,294,200
                                                                              Multi-Utilities Total  16,516,630
                                                                                                    -----------
                                                                                    UTILITIES TOTAL  24,095,990

                                           Total Common Stocks
                                           (cost of $423,628,468)                                   467,130,758

Convertible Preferred Stocks - 5.3%

FINANCIALS - 4.6%
------------------------------------------ ------------------------------------------------ ------- -----------
     Diversified Financial Services - 0.5% Merrill Lynch & Co., Inc., 6.750%                 74,500   2,812,375
                                                               Diversified Financial Services Total   2,812,375
                                           ------------------------------------------------ ------- -----------
                          Insurance - 4.1% Hartford Financial Services Group, Inc., 7.000%   44,000   3,086,600
                                           Travelers Property Casualty Corp., 4.500%        132,500   3,187,950
                                           XL Capital Ltd., 6.500%                          263,000   6,004,290
                                           UnumProvident Corp., 8.250%                      144,500   5,720,466
                                           Genworth Financial, Inc., 6.000%                  74,000   2,656,600
                                                                                    Insurance Total  20,655,906
                                                                                                    -----------
                                                                                   FINANCIALS TOTAL  23,468,281

MATERIALS - 0.7%
------------------------------------------ ------------------------------------------------ ------- -----------
                    Metals & Mining - 0.7% Freeport-McMoRan Copper & Gold, Inc., 5.500% (a)   2,425   2,678,412
                                           Freeport-McMoRan Copper & Gold, Inc., 5.500%         575     635,088
                                                                              Metals & Mining Total   3,313,500
                                                                                                    -----------
                                                                                    MATERIALS TOTAL   3,313,500

                                           Total Convertible Preferred Stocks
                                           (cost of $25,287,559)                                     26,781,781

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

Short-Term Obligation - 3.0%                                                       Par ($)   Value ($)
---------------------------- -------------------------------------------------- ---------- -----------
                             Repurchase agreement with State Street Bank &
                             Trust Co., dated 09/30/05, due 10/03/05 at 3.150%,
                             collateralized by a U.S. Treasury Bond maturing
                             08/15/19, market value of $15,594,159 (repurchase
                             proceeds $15,287,012)                              15,283,000  15,283,000

                             Total Short-Term Obligation
                             (cost of $15,283,000)                                          15,283,000

                             Total Investments - 100.0%
                             (cost of $464,199,027) (b)                                    509,195,539

                             Other Assets & Liabilities, Net - 0.0%                            221,037

                             Net Assets - 100.0%                                           509,416,576

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Security exempt from registration pursuant
                                   to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, this security, which is not illiquid, amounted to $2,678,412, which represents 0.5% of net assets.
                                (b)Cost for federal income tax purposes is
                                   $464,845,505.

                                   At September 30, 2005, the Fund held
                                   investments in the following sectors:

                SECTOR (UNAUDITED)              % OF NET ASSETS
                -----------------------------------------------
                Financials                            30.8%
                Energy                                11.7
                Health Care                            9.8
                Industrials                            9.4
                Consumer Staples                       9.2
                Information Technology                 7.1
                Consumer Discretionary                 5.5
                Telecommunication Services             5.0
                Utilities                              4.7
                Materials                              3.8
                Short-Term Obligation                  3.0
                Other Assets & Liabilities, Net        0.0
                                                     -----
                                                     100.0%
                                                     -----

                      ACRONYM NAME
                      ------------------------------------
                       ADR    American Depositary Receipt
                       REIT   Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                                    -------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

                                                                                     ($)
------------------------- ------------------------------------------------- -----------
                   Assets Investments, at cost                              464,199,027
                                                                            -----------
                          Investments, at value                             509,195,539
                          Cash                                                   72,432
                          Receivable for:
                            Fund shares sold                                  2,179,186
                            Interest                                              1,337
                            Dividends                                         1,163,919
                            Foreign tax reclaims                                  3,157
                          Expense reimbursement due from Investment Advisor      73,989
                          Deferred Trustees' compensation plan                   22,691
                                                                            -----------
                             Total Assets                                   512,712,250
                          ------------------------------------------------- -----------
              Liabilities Payable for:
                            Investments purchased                                74,200
                            Fund shares repurchased                           1,041,499
                            Distributions                                     1,700,815
                            Investment advisory fee                             283,366
                            Administration fee                                   26,528
                            Transfer agent fee                                   36,685
                            Pricing and bookkeeping fees                          7,757
                            Trustees' fees                                        1,000
                            Custody fee                                           1,900
                            Distribution and service fees                        49,719
                            Chief compliance officer expenses and fees            1,325
                          Deferred Trustees' fees                                22,691
                          Other liabilities                                      48,189
                                                                            -----------
                             Total Liabilities                                3,295,674

                                                                 Net Assets 509,416,576
                          ------------------------------------------------- -----------
Composition of Net Assets Paid-in capital                                   489,482,202
                          Undistributed net investment income                   691,668
                          Accumulated net realized loss                     (25,753,806)
                          Net unrealized appreciation on investments         44,996,512
                                                                            -----------
                                                                 Net Assets 509,416,576

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

                                                                           ($)
  ------- -------------------------------------------------------- -----------
  Class A Net assets                                                27,533,814
          Shares outstanding                                         2,291,918
          Net asset value per share                                   12.01(a)
          Maximum offering price per share ($12.01/0.9425)            12.74(b)
          -------------------------------------------------------- -----------
  Class B Net assets                                                17,359,442
          Shares outstanding                                         1,474,474
          Net asset value and offering price per share                11.77(a)
          -------------------------------------------------------- -----------
  Class C Net assets                                                 3,959,346
          Shares outstanding                                           336,560
          Net asset value and offering price per share                11.76(a)
          -------------------------------------------------------- -----------
  Class G Net assets                                                 3,291,196
          Shares outstanding                                           279,791
          Net asset value and offering price per share                11.76(a)
          -------------------------------------------------------- -----------
  Class T Net assets                                                99,147,649
          Shares outstanding                                         8,253,636
          Net asset value per share                                   12.01(a)
          Maximum offering price per share ($12.01/0.9425)            12.74(b)
          -------------------------------------------------------- -----------
  Class Z Net assets                                               358,125,129
          Shares outstanding                                        29,812,803
          Net asset value, offering and redemption price per share       12.01

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
                                      -------------------------------------------------------
For the Year Ended September 30, 2005                          Columbia Dividend Income Fund

                                                                                                                      ($)
--------------------------------------- --------------------------------------------------------------------  ----------
                      Investment Income Dividends                                                             11,310,319
                                        Interest                                                                 488,364
                                                                                                              ----------
                                          Total Investment Income (net of foreign taxes withheld of $97,457)  11,798,683
                                        --------------------------------------------------------------------  ----------
                               Expenses Investment advisory fee                                                2,620,258
                                        Administration fee                                                       249,737
                                        Distribution fee:
                                          Class B                                                                101,801
                                          Class C                                                                 23,255
                                          Class G                                                                 32,558
                                        Service fee:
                                          Class A                                                                 45,248
                                          Class B                                                                 33,934
                                          Class C                                                                  7,747
                                          Class G                                                                 15,027
                                        Shareholder service fee - Class T                                        305,335
                                        Transfer agent fee                                                       444,428
                                        Pricing and bookkeeping fees                                              60,286
                                        Trustees' fees                                                            12,894
                                        Custody fee                                                               21,045
                                        Chief compliance officer expenses and fees (See Note 4)                    4,154
                                        Non-recurring costs (See Note 8)                                           6,687
                                        Other expenses                                                           248,738
                                                                                                              ----------
                                          Total Operating Expenses                                             4,233,132
                                        Fees and expenses waived or reimbursed by Investment Advisor            (640,062)
                                        Fees waived by Transfer Agent                                            (36,389)
                                        Non-recurring costs assumed by Investment Advisor (See Note 8)            (6,687)
                                        Custody earnings credit                                                     (878)
                                                                                                              ----------
                                          Net Expenses                                                         3,549,116
                                                                                                              ----------
                                        Net Investment Income                                                  8,249,567
                                        --------------------------------------------------------------------  ----------
Net Realized and Unrealized Gain (Loss) Net realized gain on investments                                       8,581,689
                         on Investments Net change in unrealized appreciation (depreciation) on investments   22,296,364
                                                                                                              ----------
                                        Net Gain                                                              30,878,053
                                                                                                              ----------
                                        Net Increase in Net Assets from Operations                            39,127,620

                                See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                   --------------------------------------------
                                                 Columbia Dividend Income Fund

                                                                                            Year Ended September 30,
                                                                                            -------------------------
Increase (Decrease) in Net Assets:                                                              2005 ($)     2004 ($)
-------------------------------------- ---------------------------------------------------- -----------  -----------
                            Operations Net investment income                                  8,249,567    3,438,007
                                       Net realized gain (loss) on investments                8,581,689   (2,366,483)
                                       Net change in unrealized appreciation (depreciation)
                                        on investments                                       22,296,364   32,219,303
                                                                                            -----------  -----------
                                       Net Increase from Operations                          39,127,620   33,290,827
                                       ---------------------------------------------------- -----------  -----------
Distributions Declared to Shareholders From net investment income:
                                         Class A                                               (357,318)     (74,299)
                                         Class B                                               (142,463)     (40,442)
                                         Class C                                                (32,507)      (9,211)
                                         Class G                                                (47,160)     (73,058)
                                         Class T                                             (1,662,095)  (1,626,505)
                                         Class Z                                             (5,177,094)  (1,531,132)
                                                                                            -----------  -----------
                                          Total Distributions Declared to Shareholders       (7,418,637)  (3,354,647)
                                       ---------------------------------------------------- -----------  -----------
                    Share Transactions Class A:
                                         Subscriptions                                       21,781,034    9,356,105
                                         Distributions reinvested                               220,237       66,013
                                         Redemptions                                         (3,073,652)  (2,933,744)
                                                                                            -----------  -----------
                                          Net Increase                                       18,927,619    6,488,374
                                       Class B:
                                         Subscriptions                                        9,590,976    8,241,367
                                         Distributions reinvested                               117,335       34,605
                                         Redemptions                                         (2,399,995)  (1,056,587)
                                                                                            -----------  -----------
                                          Net Increase                                        7,308,316    7,219,385
                                       Class C:
                                         Subscriptions                                        2,188,684    2,110,907
                                         Distributions reinvested                                21,719        6,757
                                         Redemptions                                           (562,289)    (333,548)
                                                                                            -----------  -----------
                                          Net Increase                                        1,648,114    1,784,116
                                       Class G:
                                         Subscriptions                                          133,105      107,766
                                         Distributions reinvested                                44,844       71,095
                                         Redemptions                                         (3,469,119)  (5,168,967)
                                                                                            -----------  -----------
                                          Net Decrease                                       (3,291,170)  (4,990,106)
                                       Class T:
                                         Subscriptions                                        3,886,648    5,028,502
                                         Distributions reinvested                             1,603,116    1,571,011
                                         Redemptions                                        (18,016,121) (17,969,184)
                                                                                            -----------  -----------
                                          Net Decrease                                      (12,526,357) (11,369,671)
                                       Class Z:
                                         Subscriptions                                      280,460,678   32,779,209
                                         Distributions reinvested                               625,654      346,486
                                         Redemptions                                        (30,665,757) (28,389,060)
                                                                                            -----------  -----------
                                          Net Increase                                      250,420,575    4,736,635
                                       Net Increase from Share Transactions                 262,487,097    3,868,733
                                                                                            -----------  -----------
                                           Total Increase in Net Assets                     294,196,080   33,804,913
                                       ---------------------------------------------------- -----------  -----------
                            Net Assets Beginning of period                                  215,220,496  181,415,583
                                       End of period                                        509,416,576  215,220,496
                                       Undistributed (overdistributed) net investment
                                        income, at end of period                                691,668       (9,785)

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                         Columbia Dividend Income Fund

                                                         Year Ended September 30,
                                                         -----------------------
                                                                2005         2004
----------------- -------------------------------------  ----------   ----------
Changes in Shares Class A:
                    Subscriptions                         1,856,286      891,438
                    Issued for distributions reinvested      18,682        6,319
                    Redemptions                            (260,817)    (280,897)
                                                         ----------   ----------
                     Net Increase                         1,614,151      616,860
                  Class B:
                    Subscriptions                           842,820      807,527
                    Issued for distributions reinvested      10,161        3,385
                    Redemptions                            (210,560)    (103,938)
                                                         ----------   ----------
                     Net Increase                           642,421      706,974
                  Class C:
                    Subscriptions                           192,318      207,466
                    Issued for distributions reinvested       1,883          660
                    Redemptions                             (49,277)     (33,197)
                                                         ----------   ----------
                     Net Increase                           144,924      174,929
                  Class G:
                    Subscriptions                            11,785       10,547
                    Issued for distributions reinvested       3,910        7,037
                    Redemptions                            (302,708)    (514,799)
                                                         ----------   ----------
                     Net Decrease                          (287,013)    (497,215)
                  Class T:
                    Subscriptions                           332,237      487,272
                    Issued for distributions reinvested     136,534      151,877
                    Redemptions                          (1,550,861)  (1,739,989)
                                                         ----------   ----------
                     Net Decrease                        (1,082,090)  (1,100,840)
                  Class Z:
                    Subscriptions                        24,000,232    3,178,656
                    Issued for distributions reinvested      53,224       33,472
                    Redemptions                          (2,601,629)  (2,764,193)
                                                         ----------   ----------
                     Net Increase                        21,451,827      447,935

                                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
                              -------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

Note 1. Organization

Columbia Dividend Income Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goals

The Fund seeks current income and capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund


Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT dividends were identified and reclassified among the components of the Fund's net assets as follows:

                     Undistributed  Accumulated
                     Net Investment Net Realized  Paid-In
                         Income         Loss      Capital
                     -------------------------------------
                       $(129,477)     $146,742   $(17,265)
                     -------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended September 30, 2005 and September 30, 2004 was as follows:

                                       September 30, September 30,
                                           2005          2004
              ----------------------------------------------------
              Distributions paid from:
              ----------------------------------------------------
               Ordinary income*           $7,418,637    $3,354,647
              ----------------------------------------------------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                     Ordinary      Long-Term   Net Unrealized
                      Income     Capital Gains Appreciation*
                   ------------------------------------------
                    $2,560,499        $--       $44,350,034
                   ------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, capital loss carryovers, non-deductible deferred trustees fees and current year income distributions.

Unrealized appreciation and depreciation at September 30, 2005, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $ 65,270,573
                   ------------------------------------------
                   Unrealized depreciation       (20,920,539)
                                                ------------
                    Net unrealized appreciation $ 44,350,034
                   ------------------------------------------

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund


The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                            Year of    Capital Loss
                            Expiration Carryforward
                            -----------------------
                            2009        $13,541,445
                            -----------------------
                            2010          2,470,255
                            -----------------------
                            2011          9,095,627
                                       ------------
                                        $25,107,327
                            -----------------------

Of the capital loss carryforwards attributable to the Fund, $13,862,173 ($13,541,445 expiring 09/30/09 and $320,728 expiring 09/30/10) remain from the
Fund's merger with Galaxy Equity Income Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $6,223,285 were utilized during the year ended September 30, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. On September 30, 2005, Columbia Management Advisors, Inc. changed its name to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                   Average Daily Net Assets     Annual Fee Rate
                 ----------------------------------------------
                   First $500 million                0.70%
                 ----------------------------------------------
                   $500 million to $1 billion        0.65%
                 ----------------------------------------------
                   $1 billion to $1.5 billion        0.60%
                 ----------------------------------------------
                   $1.5 billion to $3 billion        0.55%
                 ----------------------------------------------
                   $3 billion to $6 billion          0.53%
                 ----------------------------------------------
                   Over $6 billion                   0.51%
                 ----------------------------------------------

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                   Average Daily Net Assets     Annual Fee Rate
                 ----------------------------------------------
                   First $500 million                0.75%
                 ----------------------------------------------
                   $500 million to $1 billion        0.70%
                 ----------------------------------------------
                   $1 billion to $1.5 billion        0.65%
                 ----------------------------------------------
                   $1.5 billion to $2 billion        0.60%
                 ----------------------------------------------
                   Over $2 billion                   0.55%
                 ----------------------------------------------

For the year ended September 30, 2005, the Fund's effective investment advisory fee rate was 0.70%.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund at the following annual rates:

                   Average Daily Net Assets   Annual Fee Rate
                   ------------------------------------------
                     Under $50 million           $ 25,000
                   ------------------------------------------
                     Over $50 million but
                     less than $200 million      $ 35,000
                   ------------------------------------------
                     Over $200 million but
                     less than $500 million      $ 50,000
                   ------------------------------------------
                     Over $500 million but
                     less than $1 billion        $ 85,000
                   ------------------------------------------
                     Over $1 billion             $125,000
                   ------------------------------------------

An additional annual fee of $10,000 is charged to the Fund due to its multiple class structure. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended September 30, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.016%.

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund


Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. changed its name to Columbia Management Services, Inc. For its services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period from October 1, 2004 through September 30, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fee for the Fund. This arrangement will be discontinued by the Transfer Agent effective November 1, 2005. In addition, for the period from September 1, 2005 through October 31, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees to reflect reduced contractual fees that will be charged to the Fund effective November 1, 2005. For the year ended September 30, 2005, the Transfer Agent waived fees of $36,389 for the Fund.

For the year ended September 30, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.11%.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc. For the year ended September 30, 2005, the Distributor has retained net underwriting discounts of $39,016 and $2,608 on sales of the Fund's Class A and Class T shares. For the same period, the Distributor received net CDSC fees of $686, $24,838, $2,485 and $9,268 on Class A, Class B, Class C and Class G share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which allows the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

               Distribution Fee                   Service Fee
        ---------------------------------------------------------------
        Class A Class B Class C Class G Class A Class B Class C Class G
        ---------------------------------------------------------------
        0.10%    0.75%   0.75%   0.65%   0.25%   0.25%   0.25%   0.50%
        ---------------------------------------------------------------

The Fund does not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Fund, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% annually for Class T shareholder services fees.

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and reimburse the Fund through December 31, 2006 for certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average daily net assets.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2005, the Fund paid $1,803 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended September 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $319,466,360 and $63,396,024, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended September 30, 2005, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of September 30, 2005, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                           Number of   % of Shares
                           Accounts  Outstanding Held
                           --------------------------
                               2          67.8%
                           --------------------------

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not

--------------------------------------------------------------------------------
September 30, 2005                               Columbia Dividend Income Fund

unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleged that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs alleged that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. Plaintiffs filed a notice of voluntary dismissal of the lawsuit as to all defendants and all claims without prejudice, which was so-ordered by the judge on or about November 9, 2005.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Funds and other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings (with the exception of the January 11, 2005 "failure to participate" litigation, which has been dismissed) are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

For the year ended September 30, 2005, Columbia has assumed $6,687 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                     ----------------------------------------------------------
                                                 Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                                   Period
                                                Year Ended September 30,            Ended
                                                -------------------------   September 30,
Class A Shares                                      2005        2004(a)        2003(b)(c)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 10.80        $  9.26        $  9.01

--------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                          0.25           0.18           0.11
Net realized and unrealized gain on investments    1.16           1.53           0.25
                                                ---------      --------    -------------
Total from Investment Operations                   1.41           1.71           0.36

--------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                        (0.20)         (0.17)         (0.11)

--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 12.01        $ 10.80        $  9.26
Total return (e)(f)                               13.10%         18.60%          4.02%(g)

--------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                       1.05%          1.36%          1.42%(i)
Net investment income (h)                          2.11%          1.71%          1.38%(i)
Waiver/reimbursement                               0.18%          0.06%            --%(i)(j)
Portfolio turnover rate                              18%            44%            33%(g)
Net assets, end of period (000's)               $27,534        $ 7,319        $   564

--------------------------------------------------------------------------------------------


(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.
(j)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                                   Period
                                                Year Ended September 30,            Ended
                                                -------------------------   September 30,
Class B Shares                                      2005        2004(a)        2003(b)(c)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 10.59        $  9.08        $  8.82

--------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                          0.16           0.10           0.05
Net realized and unrealized gain on investments    1.13           1.50           0.26
                                                ---------      --------    -------------
Total from Investment Operations                   1.29           1.60           0.31

--------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                        (0.11)         (0.09)         (0.05)

--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 11.77        $ 10.59        $  9.08
Total return (e)(f)                               12.23%         17.69%          3.51%(g)

--------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                       1.80%          2.11%          2.34%(i)
Net investment income (h)                          1.36%          0.94%          0.47%(i)
Waiver/reimbursement                               0.18%          0.06%            --%(i)(j)
Portfolio turnover rate                              18%            44%            33%(g)
Net assets, end of period (000's)               $17,359        $ 8,808        $ 1,136

--------------------------------------------------------------------------------------------


(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.
(j)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                                  Period
                                                Year Ended September 30,           Ended
                                                -------------------------  September 30,
Class C Shares                                     2005        2004(a)        2003(b)(c)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.58         $ 9.07         $ 8.82

-------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                         0.16           0.10           0.07
Net realized and unrealized gain on investments   1.13           1.50           0.23
                                                ---------      ---------   -------------
Total from Investment Operations                  1.29           1.60           0.30

-------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                       (0.11)         (0.09)         (0.05)

-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $11.76         $10.58         $ 9.07
Total return (e)(f)                              12.24%         17.70%          3.41%(g)

-------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                      1.80%          2.11%          2.18%(i)
Net investment income (h)                         1.36%          0.94%          0.95%(i)
Waiver/reimbursement                              0.18%          0.06%            --%(i)(j)
Portfolio turnover rate                             18%            44%            33%(g)
Net assets, end of period (000's)               $3,959         $2,027         $  152

-------------------------------------------------------------------------------------------


(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d)Per share data was calculated using average shares outstanding during the period.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.
(j)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                      Period
                                                                       Ended
                                   Year Ended September 30,    September 30,              Year Ended October 31,
                                   -                                              --------------------------------------
Class G Shares                           2005       2004(a)       2003(b)(c)             2002          2001         2000
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                $ 10.58       $  9.07         $  8.36          $  9.87       $ 10.37       $  9.84

------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss)          0.16(d)       0.10(d)         0.05(d)         (0.07)(d)     (0.06)(d)     (0.04)
Net realized and unrealized
gain (loss) on investments            1.14          1.50            0.71            (1.05)(e)     (0.11)         1.75
                                   -------       -------      -------------       -------       -------       -------
Total from Investment Operations      1.30          1.60            0.76            (1.12)        (0.17)         1.71

------------------------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income           (0.12)        (0.09)          (0.05)              --            --            --(f)
From net realized gains                 --            --              --            (0.39)        (0.33)        (1.18)
                                   -------       -------      -------------       -------       -------       -------
Total Distributions Declared
to Shareholders                      (0.12)        (0.09)          (0.05)           (0.39)        (0.33)        (1.18)

------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $ 11.76       $ 10.58         $  9.07          $  8.36       $  9.87       $ 10.37
Total return (g)(h)                  12.30%        17.71%           9.08%(i)       (12.16)%       (1.71)%       20.33%

------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (j)                          1.75%         2.14%           2.21%(k)         2.17%         2.02%         1.95%
Net investment income (loss) (j)      1.38%         0.97%           0.71%(k)        (0.72)%       (0.53)%       (0.35)%
Waiver/reimbursement                  0.18%         0.03%             --%(k)(l)      0.25%         0.24%         0.40%
Portfolio turnover rate                 18%           44%             33%(i)           65%(m)        81%           81%
Net assets, end of
period (000's)                     $ 3,291       $ 5,995         $ 9,650          $ 2,093       $ 2,286       $ 1,555

------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)On November 25, 2002, Galaxy Strategic Equity Fund, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)Rounds to less than $0.01 per share.
(g)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.
(m)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                               Period
                                                                                                                Ended
                                              Year Ended September 30,                                  September 30,
                                          -
Class T Shares                                           2005             2004(a)                          2003(b)(c)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                            $  10.80               $   9.26                         $   8.54

------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                              0.24(d)                0.17(d)                          0.11(d)
Net realized and unrealized
gain (loss) on investments                         1.16                   1.54                             0.73
                                          -------------------         --------                    -------------------
Total from Investment Operations                   1.40                   1.71                             0.84

------------------------------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income                        (0.19)                 (0.17)                           (0.12)
From net realized gains                              --                     --                               --
                                          -------------------         --------                    -------------------
Total Distributions Declared
to Shareholders                                   (0.19)                 (0.17)                           (0.12)

------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  12.01               $  10.80                         $   9.26
Total return (f)(g)                               13.04%                 18.50%                            9.86%(h)

------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Expenses (i)                                       1.10%                  1.45%                            1.49%(j)
Net investment income (i)                          2.04%                  1.64%                            1.42%(j)
Waiver/reimbursement                               0.18%                  0.04%                            0.01%(j)
Portfolio turnover rate                              18%                    44%                              33%(h)
Net assets, end of
period (000's)                                 $ 99,148               $100,803                         $ 96,638

------------------------------------------------------------------------------------------------------------------------------


                                                  Year Ended October 31,
                                            --------------------------------------
Class T Shares                                    2002          2001        2000
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                       $  10.02       $  10.46      $   9.89

--------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                         0.01(d)        0.03(d)       0.04
Net realized and unrealized
gain (loss) on investments                   (1.08)(e)      (0.11)         1.75
                                          --------       --------      --------
Total from Investment Operations             (1.07)         (0.08)         1.79

--------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income                   (0.02)         (0.03)        (0.04)
From net realized gains                      (0.39)         (0.33)        (1.18)
                                          --------       --------      --------
Total Distributions Declared
to Shareholders                              (0.41)         (0.36)        (1.22)

--------------------------------------------------------------------------------
Net Asset Value, End of Period            $   8.54       $  10.02      $  10.46
Total return (f)(g)                         (11.50)%        (0.83)%       21.09%

--------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Expenses (i)                                  1.40%          1.24%         1.20%
Net investment income (i)                     0.05%          0.25%         0.40%
Waiver/reimbursement                          0.29%          0.26%         0.40%
Portfolio turnover rate                         65%(k)         81%           81%
Net assets, end of
period (000's)                            $  6,578       $  8,400      $  8,505

--------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.
(k)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                          Period
                                                                                                           Ended
                                       Year Ended September 30,                                    September 30,
                                   -
Class Z Shares                                    2005             2004(a)                            2003(b)(c)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $  10.80               $   9.26                           $   8.56

---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                       0.28(d)                0.21(d)                            0.15(d)
Net realized and unrealized
gain (loss) on investments                  1.16                   1.53                               0.72
                                   -------------------         --------                      -------------------
Total from Investment Operations            1.44                   1.74                               0.87

---------------------------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income                 (0.23)                 (0.20)                             (0.17)
From net realized gains                       --                     --                                 --
                                   -------------------         --------                      -------------------
Total Distributions Declared
to Shareholders                            (0.23)                 (0.20)                             (0.17)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $  12.01               $  10.80                           $   9.26
Total return (f)(g)                        13.38%                 18.93%                             10.22%(h)

---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (i)                                0.80%                  1.10%                              1.02%(j)
Net investment income (i)                   2.37%                  1.98%                              1.89%(j)
Waiver/reimbursement                        0.18%                  0.05%                              0.02%(j)
Portfolio turnover rate                       18%                    44%                                33%(h)
Net assets, end of
period (000's)                          $358,125               $ 90,269                           $ 73,276

---------------------------------------------------------------------------------------------------------------------------


                                           Year Ended October 31,
                                     --------------------------------------
Class Z Shares                             2002          2001        2000
-------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                $  10.03       $  10.48      $   9.90

-------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                  0.06(d)        0.08(d)       0.08
Net realized and unrealized
gain (loss) on investments            (1.07)(e)      (0.12)         1.76
                                   --------       --------      --------
Total from Investment Operations      (1.01)         (0.04)         1.84

-------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income            (0.07)         (0.08)        (0.08)
From net realized gains               (0.39)         (0.33)        (1.18)
                                   --------       --------      --------
Total Distributions Declared
to Shareholders                       (0.46)         (0.41)        (1.26)

-------------------------------------------------------------------------
Net Asset Value, End of Period     $   8.56       $  10.03      $  10.48
Total return (f)(g)                  (11.07)%        (0.43)%       21.69%

-------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (i)                           0.82%          0.75%         0.78%
Net investment income (i)              0.63%          0.74%         0.83%
Waiver/reimbursement                   0.24%          0.21%         0.20%
Portfolio turnover rate                  65%(k)         81%           81%
Net assets, end of
period (000's)                     $ 19,896       $102,909      $ 93,558

-------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)The Fund changed its fiscal year end from October 31 to September 30.
(c)On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)Total return at net asset value assuming all distributions reinvested.
(g)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.
(k)Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        -----------------------------
                                                        Columbia Dividend Income Fund

To the Trustees of Columbia Funds Trust XI and the Shareholders of Columbia Dividend Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the "Fund") (a series of Columbia Funds Trust XI) at September 30, 2005, the results of its operations for the year then ended, and the changes in its net assets, and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements and financial highlights of the Fund as of September 30, 2003 and for fiscal periods ending on or prior to September 30, 2003 were audited by other independent accountants whose report dated November 14, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2005

              UNAUDITED INFORMATION
                                    -----------------------------
                                    Columbia Dividend Income Fund

Federal Income Tax Information

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2004 to September 30, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

100.00% of the ordinary income distributed by the Fund for the year ended September 30, 2005, qualifies for the corporate dividends received deduction.

                     TRUSTEES
                              -----------------------------
                              Columbia Dividend Income Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year   Principal occupation(s) during past five years, Number of portfolios in
first elected or appointed to office/1/            Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Age 49)                         Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                     December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                                  September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                               Financial Officer of United Airlines from July, 1999 to September, 2001;
                                                   Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                                   86, Nash Finch Company (food distributor)
                                                   ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Age 47)                      Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since
9534 W. Gull Lake Drive                            March, 2005; Adjunct Professor of Law, Northwestern University, since
Richland, MI 49083-8530                            September, 2004 (formerly Chief Administrative Officer and Senior Vice
Trustee (since 1996)                               President, Kmart Holding Corporation (consumer goods) from September, 2003 to March, 2004; Executive Vice President-Corporate Development and
                                                   Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                                   President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September,
                                                   1999). Oversees 86, None
                                                   ---------------------------------------------------------------------------
RICHARD W. LOWRY (Age 69)                          Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                             Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                               Oversees 89(3), None
Trustee (since 1995)
                                                   ---------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)                         Professor of Economics, University of Washington, since January, 1976;
Department of Economics                            Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                           Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                                  Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                               2003); Adjunct Professor of Statistics, University of Washington, since
                                                   September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                                   since September, 1993; consultant on econometric and statistical matters.
                                                   Oversees 86, None
                                                   ---------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 63)                         Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                    College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                       September, 1977 to August, 1999). Oversees 89, Saucony, Inc. (athletic
Trustee (since 1985)                               footwear)
                                                   ---------------------------------------------------------------------------



                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

Name, address and age, Position with funds, Year   Principal occupation(s) during past five years, Number of portfolios in
first elected or appointed to office/1/            Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
PATRICK J. SIMPSON (Age 61)                        Partner, Perkins Coie L.L.P. (law firm). Oversees 86, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                                   ---------------------------------------------------------------------------
THOMAS E. STITZEL (Age 69)                         Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                             1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                    Analyst. Oversees 86, None
Trustee (since 1998)
                                                   ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 68)                        Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                               investing) since September, 2004 (formerly Managing Director, William
Suite 285                                          Blair Capital Partners (private equity investing) from September, 1994 to
Greenwich, CT 06830                                September, 2004). Oversees 86, Anixter International (network support
Trustee and Chairman                               equipment distributor); Ventas, Inc. (real estate investment trust); Jones
of the Board/4/                                    Lang LaSalle (real estate management services) and Ambac Financial Group
                                                   (financial guaranty insurance)
                                                   ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 60)                         Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                             IBM Corporation (computer and technology) from 1994 to 1997). Oversees 86,
Hopkinton, NH 03229                                Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer
Trustee (since 1998)                               and distributor of giftware and collectibles)
                                                   ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 64)                      Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street                             Officer, The Regence Group (regional health insurer); Chairman and Chief
#1500                                              Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Portland, OR 97207                                 Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas
Trustee (since 1991)                               Co. (natural gas service provider)
                                                   ---------------------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Age 65)                       Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                    (formerly Partner, Development Capital LLC from November, 1996 to
Suite 3204                                         February, 1999). Oversees 89/3/, Lee Enterprises (print media), WR
New York, NY 10022                                 Hambrecht + Co. (financial service provider); Reader's Digest
Trustee (since 1994)                               (publishing); OPENFIELD Solutions (retail industry technology provider)
                                                   ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L.Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.

                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                     OFFICERS
                              -----------------------------
                              Columbia Dividend Income Fund

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 48)                     Head of Mutual Funds since August, 2004 and Managing Director of the
One Financial Center                               Advisor since September, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                   Funds and Stein Roe Funds since October, 2004; President and Chief
President (since 2004)                             Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April, 2005; Director of Bank of America Global
                                                   Liquidity Funds, plc since May, 2005; Director of Banc of America Capital
                                                   Management (Ireland), Limited since May, 2005; Director of FIM Funding,
                                                   Inc. since January, 2005; Senior Vice President of Columbia Management
                                                   Distributors, Inc. since January, 2005; Director of Columbia Management
                                                   Services, Inc. since January, 2005 (formerly Senior Vice President of
                                                   Columbia Management from January, 2005 to August, 2005; Senior Vice
                                                   President of BACAP Distributors LLC from January, 2005 to July, 2005;
                                                   President and Chief Executive Officer, CDC IXIS Asset Management Services,
                                                   Inc. from September, 1998 to August, 2004).
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 41)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                               Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing
Boston, MA 02111                                   Director of the Advisor since September, 2005 (formerly Vice President of
Treasurer (since 2000)                             Columbia Management from April, 2003 to August, 2005; President of the
                                                   Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                   October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                   Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                   December, 2002 to December, 2004 and President from February, 2004 to
                                                   December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                   Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Age 56)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
100 Federal Street                                 Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004;
Boston, MA 02110                                   Chief Compliance Officer of the Columbia Management Multi-Strategy Hedge
Senior Vice President and                          Fund, LLC since August; 2004. Chief Compliance Officer of the BACAP
Chief Compliance Officer (since 2004)              Alternative Multi-Strategy Hedge Fund LLC since October 2004 (formerly
                                                   Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004;
                                                   Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December,
                                                   2000; Vice President and Counsel, Equitable Life Assurance Society of the
                                                   United States from April, 1998 to November, 1999).
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 35)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                               Funds and All-Star Funds since October, 2004; Managing Director of the
Boston, MA 02111                                   Advisor since September, 2005 (formerly Controller of the Columbia Funds,
Chief Accounting Officer (since 2004)              Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to
                                                   October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                   President, Product Strategy & Development of the Liberty Funds and Stein
                                                   Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the
                                                   Liberty Funds, Stein Roe Funds and the All- Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to
                                                   August, 1999).
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 35)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                               All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                   Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
Controller (since 2004)                            Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                   Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                   Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                   2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).
                                                   ---------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 46)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                             Pension Reserves Investment Management Board from September, 1997 to
                                                   March, 2001).
                                                   ---------------------------------------------------------------------------

                  COLUMBIA FUNDS
                                 -----------------------------
                                 Columbia Dividend Income Fund

------------------------------  ---------------------------------------------------------------------------
                 Growth funds   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund
                                Columbia Tax-Managed Growth Fund
                                ---------------------------------------------------------------------------
                   Core funds   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund
                                ---------------------------------------------------------------------------
                  Value funds   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor
                                ---------------------------------------------------------------------------
Asset Allocation/Hybrid funds   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal(TM) Balanced Growth Portfolio
                                Columbia LifeGoal(TM) Growth Portfolio
                                Columbia LifeGoal(TM) Income Portfolio
                                Columbia LifeGoal(TM) Income and Growth Portfolio
                                Columbia Thermostat Fund
                                ---------------------------------------------------------------------------
                  Index funds   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund
                                ---------------------------------------------------------------------------
              Specialty funds   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund
                                ---------------------------------------------------------------------------
   Global/International funds   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi-Advisor International Equity Fund
                                Columbia World Equity Fund

--------------------------------------------------------------------------------
                                                 Columbia Dividend Income Fund

----------------------  ---------------------------------------------------------------------------
   Taxable Bond funds   Columbia Conservative High Yield Fund
                        Columbia Core Bond Fund
                        Columbia Federal Securities Fund
                        Columbia High Income Fund
                        Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Core Bond Fund
                        Columbia Short Term Bond Fund
                        Columbia Strategic Income Fund
                        Columbia Total Return Bond
                        Columbia U.S. Treasury Index Fund
                        ---------------------------------------------------------------------------
Tax-Exempt Bond funds   Columbia California Tax-Exempt Fund
                        Columbia CA Intermediate Municipal Bond Fund
                        Columbia Connecticut Tax-Exempt Fund
                        Columbia CT Intermediate Municipal Bond Fund
                        Columbia FL Intermediate Municipal Bond Fund
                        Columbia GA Intermediate Municipal Bond Fund
                        Columbia High Yield Municipal Fund
                        Columbia Intermediate Municipal Bond Fund
                        Columbia MA Intermediate Municipal Bond Fund
                        Columbia Massachusetts Tax-Exempt Fund
                        Columbia MD Intermediate Municipal Bond Fund
                        Columbia Municipal Income Fund
                        Columbia NC Intermediate Municipal Bond Fund
                        Columbia New York Tax-Exempt Fund
                        Columbia NJ Intermediate Municipal Bond Fund
                        Columbia NY Intermediate Municipal Bond Fund
                        Columbia OR Intermediate Municipal Bond Fund
                        Columbia RI Intermediate Municipal Bond Fund
                        Columbia SC Intermediate Municipal Bond Fund
                        Columbia Short Term Municipal Bond Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia TX Intermediate Municipal Bond Fund
                        Columbia VA Intermediate Municipal Bond Fund
                        ---------------------------------------------------------------------------
   Money Market funds   Columbia Cash Reserves
                        Columbia CA Tax-Exempt Reserves
                        Columbia Government Reserves
                        Columbia Government Plus Reserves
                        Columbia MA Municipal Reserves
                        Columbia Money Market Reserves
                        Columbia Municipal Reserves
                        Columbia NY Tax-Exempt Reserves
                        Columbia Prime Reserves
                        Columbia Tax-Exempt Reserves
                        Columbia Treasury Reserves

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.

                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A, merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

     IMPORTANT INFORMATION ABOUT THIS REPORT
                                             -----------------------------
                                             Columbia Dividend Income Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Dividend Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended
June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A, merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

[GRAPHIC APPEARS HERE]

eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Dividend Income Fund Annual Report, September 30, 2005

Columbia Management(R)

(C)2005 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                               SHC-42/90889-0905 (11/05) 05/8400

ITEM 2. CODE OF ETHICS.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed for the nine series of the registrant whose report to stockholders is included in this annual filing, as well as the three series of the registrant whose report to stockholders would have been included in this filing had they not liquidated during the period. Effective March 1, 2004, seven of the series of the registrant included in this filing engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2005 and September 30, 2004 are approximately as follows:

                                   2005                           2004
                                 $220,300                       $253,400

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2005 and September 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $69,700                        $42,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant's anti-money laundering program and agreed-upon procedures related to fund liquidations.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2005 and September 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $44,300                        $32,300

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and the review of calculations of required shareholder distributions. Tax fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2005 also includes agreed-upon procedures related to fund liquidations and the review of final tax returns.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2005 and September 30, 2004 are approximately as follows:

                                   2005                           2004
                                    $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit

Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended September 30, 2005 and September 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended September 30, 2005 and September 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended September 30, 2005 and September 30, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser

(not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended September 30, 2005 and September 30, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended September 30, 2005 and September 30, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust XI
            ------------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President

Date                                November 28, 2005
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President

Date                                November 28, 2005
    --------------------------------------------------------------------------


By (Signature and Title)            /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer

Date                                November 28, 2005
    --------------------------------------------------------------------------